UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

200 BERKLEY STREET, BOSTON, MA 02116
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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 Berkeley Street, BOSTON, MA 02116
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497
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Date of fiscal year end: August 31
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Date of reporting period: August 31, 2020
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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared three annual reports to shareholders for the period ended August 31, 2020. The first report applies to the 11 Multi-Index Lifetime Portfolios, the second report applies to the 10 Multi-Index Preservation Portfolios and the third report applies to 11 Multimanager Lifetime Portfolios.

John Hancock

Multi-Index Lifetime Portfolios

Annual report 8/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 888-972-8696 (Class R Suite shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Despite the heightened fears over the coronavirus (COVID-19), which sent markets tumbling during the latter half of February and early March, global financial markets delivered positive returns for the 12-month period ended August 31, 2020. In response to the first-quarter sell-off, the U.S. Federal Reserve acted quickly, lowering interest rates to near zero and reinstating quantitative easing, as well as announcing its plans to shore up short-term debt. Many other nations followed suit and credit spreads rebounded off their highs as liquidity concerns eased.

Of course, it would be a mistake to consider the market's turnaround a trustworthy signal of assured or swift economic recovery. While there has been economic growth in much of the developed world, the pace has slowed in many areas as spending remains far below pre-pandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

.

John Hancock
Multi-Index Lifetime Portfolios

2	Multi-Index Lifetime Portfolios' strategy at a glance
3	Manager's discussion of portfolio performance
6	Multi-Index 2060 Lifetime Portfolio
7	Multi-Index 2055 Lifetime Portfolio
8	Multi-Index 2050 Lifetime Portfolio
9	Multi-Index 2045 Lifetime Portfolio
10	Multi-Index 2040 Lifetime Portfolio
11	Multi-Index 2035 Lifetime Portfolio
12	Multi-Index 2030 Lifetime Portfolio
13	Multi-Index 2025 Lifetime Portfolio
14	Multi-Index 2020 Lifetime Portfolio
15	Multi-Index 2015 Lifetime Portfolio
16	Multi-Index 2010 Lifetime Portfolio
17	Your expenses
20	Portfolios' investments
27	Financial statements
37	Financial highlights
48	Notes to financial statements
64	Report of independent registered public accounting firm
65	Tax information
66	Continuation of investment advisory and subadvisory agreements
72	Statement regarding liquidity risk management
74	Trustees and Officers
77	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       1

Multi-Index Lifetime Portfolios' strategy at a glance

A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

Multi-Index Lifetime Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.

•	Portfolios with dates further off initially invest more aggressively in stock funds.
•	As a portfolio approaches its target date,[1] the allocation will gradually migrate to more conservative fixed-income funds.
•	Once the target date is reached, the allocation will continue to become increasingly conservative until it reaches the end of its glide path, investing primarily in fixed-income funds.

JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Multi-Index Lifetime Portfolio adjusts over time.

The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.

1 Based on an estimated retirement date.

2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       2

Manager's discussion of portfolio performance

Can you describe investment conditions during the 12 months ended August 31, 2020?

While the past year proved to be a tumultuous time for the financial markets due to the emergence of COVID-19, most major asset categories finished with positive returns. The markets generally performed well from the beginning of the period through mid-February. During this time, stocks and the credit-sensitive segments of the bond market—such as investment-grade corporates, high-yield bonds, and emerging-markets debt—benefited from the combination of positive economic growth, accommodative central bank policies, and signs that the trade dispute between the United States and China had cooled.

This favorable environment changed abruptly mid-way through the first quarter of 2020, when the spread of COVID-19 prompted governments to shut down large portions of their economies in an effort to contain the virus. The sudden shift toward an outlook characterized by slower growth and weaker corporate earnings led to a rapid downturn in stocks and higher-risk segments of the bond market, together with an impressive rally in U.S. Treasuries.

The backdrop shifted yet again in late March, when the U.S. Federal Reserve (Fed) and other world central banks slashed short-term interest rates and announced a variety of measures designed to boost growth and support market performance. Many governments also enacted fiscal stimulus, highlighted by the $3 trillion-plus spending bill passed by the U.S. Congress. These developments, in conjunction with the gradual re-opening of the U.S. economy through the summer, led to a significant rebound in stocks and credit-sensitive fixed-income investments. Most major asset categories moved to new highs in the rally, allowing them to finish with positive total returns for the full period.

Can you review your approach?

We use a strategic asset allocation glide path geared towards maximizing wealth accumulation across multiple market scenarios, and we don't take on excessive risks in an attempt to outperform the benchmarks over shorter intervals. We emphasize value, fundamentals, and diversification as the cornerstones of our strategy in determining the portfolios' allocations. As part of our process, we periodically make portfolio adjustments designed to capitalize on shorter-term market trends or to mitigate risks. In our view, this multifaceted strategy helps the portfolios achieve their long-term objectives while also taking advantage of opportunities as they emerge.

MULTI-INDEX 2060-2010 LIFETIME PORTFOLIOS' CLASS 1 SHARE RETURNS (%)

For the twelve months ended 8/31/2020

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       3

What elements of the portfolios' positioning helped and hurt results?

Top-level allocation contributed to performance across all portfolios in the series. We held an average overweight in stocks and a corresponding underweight in bonds, which helped capture equities' stronger total return in the period. Positioning within the equity portfolios added value in portfolios with target dates of 2030 and above, but it detracted in those with target dates of 2025 and below.

Positioning within the equity portfolios had a mixed effect on results. Three aspects of our positioning in equities hurt relative performance. First, an overweight in the real assets category, which encompasses real estate investment trusts, energy stocks, and precious metals stocks, detracted. As a group, these market segments did not keep pace with either the broader U.S. equity or fixed-income markets. A position in energy stocks was a particularly notable laggard due largely to the volatility in oil prices. Still, we view this category as a way to manage the risk of rising inflation. This may be a particularly important consideration in the current environment given the Fed's highly stimulative policy and announcement of its willingness to let inflation run above its longer-term target.

An allocation to defensive equities, which we maintained as a way to achieve a lower overall risk profile, detracted from relative returns over the full 12 months given that the market's gain was generally led by mega-cap technology companies. However, this aspect of our approach augmented absolute returns and added value on a relative basis in the first-quarter sell-off. We continue to view defensives as an essential component of diversification over the full market cycle due to the category's potential ability to dampen downside risk.

Finally, an allocation to international equities detracted from results. The shortfall was predominantly driven by a higher allocation to value stocks versus the benchmark, as the growth style outperformed value by a wide margin.

On the positive side, positioning in the dedicated sector portfolio—where we seek to establish modest allocations to sectors we see as having the ability to outperform—was a net contributor across the majority of the portfolios. While a position in financial stocks detracted in all but John Hancock Multi-Index Lifetime 2015 Portfolio, allocations to the information technology and healthcare sectors contributed. Generally speaking, the dedicated sector strategy had a progressively larger positive effect on performance as the portfolios' target dates increased.

The portfolios' positioning in bonds also contributed to both absolute and relative performance, and it provided a source of stability during the time of market turbulence in February and March. An allocation to U.S. Treasury STRIPS—a type of investment with higher interest-rate sensitivity than traditional U.S. Treasuries—was a key contributor to results. We added this position mid-way through the

MARKET INDEX TOTAL RETURNS

For the twelve months ended 8/31/20

U.S. Stocks	S&P 500 Index	21.94%
	Russell Midcap Index	8.73%
	Russell 2000 Index	6.02%
	FTSE NAREIT All Equity REIT Index	-8.05%
International Stocks	MSCI EAFE Index	6.13%
	MSCI Emerging Markets Index	14.49%
	MSCI EAFE Small Cap Index	10.66%
Fixed Income	Bloomberg Barclays U.S. Aggregate Bond Index	6.47%
	ICE Bank of America U.S. High Yield Master II Index	3.71%
	JP Morgan Global Government Bonds Unhedged Index	5.41%

Market index total returns are included here as broad measures of market performance.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       4

period based on our view that the Fed is likely to keep interest rates low for quite some time, as well as our belief that STRIPS can offset volatility in higher-risk assets. The portfolios also benefited from positions in core bonds. This category's return is driven primarily by government debt and investment-grade corporates, both of which performed very well in the past 12 months. Overweight positions in credit-sensitive investments (high-yield bonds, senior loans, and emerging-market debt), while adding value on an absolute basis, detracted from relative performance since they did not keep pace with the Bloomberg Barclays U.S. Aggregate Bond Index.

The majority of the individual investment products in the portfolios are passively implemented strategies. However, a small number have the ability to make active allocations decisions regarding sectors, countries, and regions. This factor was a small detractor in portfolios with target dates of 2040 and below.

How would you describe your portfolio activity during the period?

We maintained a fairly steady approach, as we think the portfolios are well positioned based on our view of the current investment backdrop. With that said, we did adjust positioning on the margin to capitalize on the elevated volatility that occurred throughout the course of the year.

We see latitude for stocks to continue outperforming bonds over a three- to five-year horizon, but we believe there is a meaningful benefit to diversifying away from large-cap equities and into mid- and small-size companies, as well as to both the developed and emerging markets. We also think an ongoing allocation to defensive equities is warranted given the potential for volatility to re-emerge.

On the fixed-income side, we maintained an emphasis on diversification. We retained a position in the credit sectors, which we believe are better positioned for longer-term outperformance thanks to their above-average income. We also maintained the position in U.S. Treasury STRIPS across the portfolios, since we view this category as a way to offset the potential for further volatility in higher-risk areas of the financial markets.

More broadly speaking, we remain committed to constructing diversified, multi-asset portfolios we believe can provide ballast amid uncertain market conditions, while at the same time striving to take advantage of opportunities created by volatility.

MANAGED BY

Nathan W. Thooft, CFA, Manulife IM (US)
Robert E. Sykes, CFA, Manulife IM (US)

Past performance does not guarantee future results
The portfolios may be subject to various risks as described in its prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect portfolio performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the portfolio's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.
The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, Manulife Investment Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       5

Multi-Index 2060 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2060 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2060+ Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is the John Hancock 2060 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 66.50% Russell 3000 Index, 28.50% MSCI ACWI ex-USA Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% the ICE BofA U.S. High Yield Master II Index*.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2060+ Index. The S&P Target Date 2060+ Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	58.7
Large blend	58.7
Unaffiliated investment companies/ Exchange-traded funds	39.8
Equity	37.0
Fixed income	2.8
U.S. Government	1.3
Short-term investments and other	0.2

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16
Average annual total returns
1-year	14.56	14.84	14.77	12.72	6.47	17.00	21.94	16.95
Since inception	10.56	10.72	10.67	10.38	4.22	12.47	15.08	12.27
Cumulative returns
Since inception	55.93	56.92	56.60	54.79	20.09	68.19	86.14	66.85

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.46	1.11	1.15
Net (%)	0.62	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 4-7-17. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       6

Multi-Index 2055 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2055 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2055 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is the John Hancock 2055 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 66.50% Russell 3000 Index, 28.50% MSCI ACWI ex-USA Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% the ICE BofA U.S. High Yield Master II Index*.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2055 Index. The S&P Target Date 2055 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	58.7
Large blend	58.7
Unaffiliated investment companies/ Exchange-traded funds	39.6
Equity	36.8
Fixed income	2.8
U.S. Government	1.3
Short-term investments and other	0.4

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1-year	14.67	14.95	14.78	12.52	6.47	17.00	21.94	16.95
5-year	9.94	10.11	10.05	9.52	4.33	11.48	14.46	11.14
Since inception	8.10	8.29	8.23	7.78	4.08	9.47	12.54	9.16
Cumulative returns
5-year	60.59	61.89	61.43	57.55	23.60	72.21	96.47	69.57
Since inception	65.11	66.92	66.31	61.97	29.36	79.03	113.90	75.74

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.12	0.77	0.81
Net (%)	0.62	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 3-26-14 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       7

Multi-Index 2050 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2050 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2050 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is the John Hancock 2050 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 66.50% Russell 3000 Index, 28.50% MSCI ACWI ex-USA Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% ICE BofA U.S. High Yield Master II Index*.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2050 Index. The S&P Target Date 2050 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	58.7
Large blend	58.7
Unaffiliated investment companies/ Exchange-traded funds	39.7
Equity	36.9
Fixed income	2.8
U.S. Government	1.3
Short-term investments and other	0.3

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1-year	14.61	14.89	14.82	12.52	6.47	17.00	21.94	16.95
5-year	9.93	10.14	10.07	9.43	4.33	11.48	14.46	11.14
Since inception	8.36	8.57	8.50	7.92	4.02	9.58	12.80	9.30
Cumulative returns
5-year	60.57	62.05	61.59	56.91	23.60	72.21	96.47	69.57
Since inception	72.87	75.12	74.44	68.08	30.81	86.54	127.23	83.29

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.07	0.72	0.76
Net (%)	0.62	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       8

Multi-Index 2045 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2045 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2045 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is the John Hancock 2045 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 66.50% Russell 3000 Index, 28.50% MSCI ACWI ex-USA Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% ICE BofA U.S. High Yield Master II Index*.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2045 Index. The S&P Target Date 2045 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	58.7
Large blend	58.7
Unaffiliated investment companies/ Exchange-traded funds	39.6
Equity	36.8
Fixed income	2.8
U.S. Government	1.3
Short-term investments and other	0.4

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1-year	14.67	14.94	14.89	12.39	6.47	17.00	21.94	16.95
5-year	9.93	10.11	10.06	9.26	4.33	11.48	14.46	11.14
Since inception	8.34	8.54	8.48	7.78	4.02	9.58	12.80	9.30
Cumulative returns
5-year	60.51	61.88	61.51	55.73	23.60	72.21	96.47	69.57
Since inception	72.66	74.79	74.12	66.68	30.81	86.54	127.23	83.29

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.05	0.70	0.74
Net (%)	0.62	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       9

Multi-Index 2040 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2040 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2040 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is the John Hancock 2040 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 64.40% Russell 3000 Index, 27.60% MSCI ACWI ex-USA Index, 6.40% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.60% ICE BofA U.S. High Yield Master II Index*.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2040 Index. The S&P Target Date 2040 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	56.5
Large blend	56.5
Unaffiliated investment companies/ Exchange-traded funds	40.9
Equity	35.7
Fixed income	5.2
U.S. Government	2.2
Short-term investments and other	0.4

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1-year	14.75	15.05	14.98	12.14	6.47	16.60	21.94	16.74
5-year	9.98	10.15	10.11	9.07	4.33	11.48	14.46	11.12
Since inception	8.40	8.58	8.53	7.64	4.02	9.57	12.80	9.28
Cumulative returns
5-year	60.94	62.14	61.87	54.35	23.60	72.14	96.47	69.42
Since inception	73.33	75.28	74.72	65.16	30.81	86.47	127.23	83.13

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.04	0.69	0.73
Net (%)	0.62	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations from 6-15-16 to 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       10

Multi-Index 2035 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2035 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2035 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is the John Hancock 2035 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 59.50% Russell 3000 Index, 25.50% MSCI ACWI ex-USA Index, 12% Bloomberg Barclays U.S. Aggregate Bond Index, and 3% ICE BofA U.S. High Yield Master II Index*.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2035 Index. The S&P Target Date 2060 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	51.8
Large blend	51.8
Unaffiliated investment companies/ Exchange-traded funds	44.6
Equity	32.6
Fixed income	12.0
U.S. Government	3.1
Short-term investments and other	0.5

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1-year	14.15	14.45	14.40	11.69	6.47	15.65	21.94	16.05
5-year	9.63	9.81	9.76	8.76	4.33	11.12	14.46	10.78
Since inception	8.13	8.33	8.27	7.40	4.02	9.34	12.80	9.04
Cumulative returns
5-year	58.35	59.70	59.30	52.16	23.60	69.40	96.47	66.87
Since inception	70.40	72.49	71.87	62.71	30.81	83.76	127.23	80.42

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.04	0.69	0.73
Net (%)	0.62	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       11

Multi-Index 2030 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2030 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2030 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is the John Hancock 2030 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 51.80% Russell 3000 Index, 22.20% MSCI ACWI ex-USA Index, 20.80% Bloomberg Barclays U.S. Aggregate Bond Index, and 5.20% ICE BofA U.S. High Yield Master II Index*.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2030 Index. The S&P Target Date 2030 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	46.5
Large blend	46.5
Unaffiliated investment companies/ Exchange-traded funds	48.9
Equity	29.2
Fixed income	19.7
U.S. Government	4.1
Short-term investments and other	0.5

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1-year	13.20	13.38	13.43	10.98	6.47	14.55	21.94	15.08
5-year	9.14	9.32	9.27	8.30	4.33	10.63	14.46	10.28
Since inception	7.75	7.95	7.89	7.05	4.02	9.01	12.80	8.66
Cumulative returns
5-year	54.86	56.15	55.76	49.02	23.60	65.73	96.47	63.14
Since inception	66.38	68.40	67.80	59.09	30.81	80.10	127.23	76.17

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the fee contractual waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.05	0.70	0.74
Net (%)	0.63	0.37	0.42

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       12

Multi-Index 2025 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2025 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2025 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is the John Hancock 2025 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 43.40% Russell 3000 Index, 18.60% MSCI ACWI ex-USA Index, 30.40% Bloomberg Barclays U.S. Aggregate Bond Index, and 7.60% ICE BofA U.S. High Yield Master II Index*.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2025 Index. The S&P Target Date 2025 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	40.3
Large blend	40.3
Unaffiliated investment companies/ Exchange-traded funds	53.8
Fixed income	28.5
Equity	25.3
U.S. Government	5.4
Short-term investments and other	0.5

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1-year	11.74	11.98	11.94	10.28	6.47	12.91	21.94	13.79
5-year	8.48	8.63	8.58	7.83	4.33	9.87	14.46	9.57
Since inception	7.22	7.41	7.35	6.67	4.02	8.48	12.80	8.13
Cumulative returns
5-year	50.21	51.24	50.89	45.75	23.60	60.09	96.47	57.96
Since inception	60.88	62.75	62.12	55.30	30.81	74.20	127.23	70.42

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.06	0.71	0.75
Net (%)	0.65	0.39	0.44

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       13

Multi-Index 2020 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2020 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2020 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is the John Hancock 2020 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 36.40% Russell 3000 Index, 15.60% MSCI ACWI ex-USA Index, 38.40% Bloomberg Barclays U.S. Aggregate Bond Index, and 9.60% ICE BofA U.S. High Yield Master II Index*.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2020 Index. The S&P Target Date 2020 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	27.5
Large blend	27.5
Unaffiliated investment companies/ Exchange-traded funds	66.0
Fixed income	40.0
Equity	26.0
U.S. Government	6.1
Short-term investments and other	0.4

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1-year	9.66	9.97	9.93	9.50	6.47	10.86	21.94	12.59
5-year	7.60	7.80	7.73	7.27	4.33	8.81	14.46	8.82
Since inception	6.50	6.71	6.65	6.26	4.02	7.65	12.80	7.54
Cumulative returns
5-year	44.21	45.57	45.11	42.02	23.60	52.56	96.47	52.56
Since inception	53.62	55.66	55.08	51.24	30.81	65.32	127.23	64.14

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.09	0.74	0.78
Net (%)	0.64	0.38	0.43

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       14

Multi-Index 2015 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2015 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2015 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is the John Hancock 2015 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 30.60% Russell 3000 Index, 13.10% MSCI ACWI ex-USA Index, 45.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 11.30% ICE BofA U.S. High Yield Master II Index*.

Prior to January 1, 2020, the fund's primary benchmark was the Bloomberg Barclays U.S. Aggregate Bond Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2015 Index. The S&P Target Date 2015 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	23.1
Large blend	23.1
Unaffiliated investment companies/ Exchange-traded funds	70.4
Fixed income	48.2
Equity	22.2
U.S. Government	6.3
Short-term investments and other	0.2

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1-year	8.45	8.81	8.76	9.38	6.47	9.48	21.94	11.58
5-year	7.00	7.15	7.12	6.84	4.33	7.79	14.46	8.15
Since inception	5.95	6.13	6.08	5.89	4.02	6.76	12.80	7.01
Cumulative returns
5-year	40.28	41.27	41.06	39.18	23.60	45.51	96.47	47.94
Since inception	48.26	50.02	49.57	47.69	30.81	56.14	127.23	58.67

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.26	0.91	0.95
Net (%)	0.63	0.37	0.42

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       15

Multi-Index 2010 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2010 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2010 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is the John Hancock 2010 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 26.25% Russell 3000 Index, 11.25% MSCI ACWI ex-USA Index, 50.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 12.50% ICE BofA U.S. High Yield Master II Index*.

Prior to January 1, 2020, the fund's primary benchmark was the Bloomberg Barclays U.S. Aggregate Bond Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2010 Index. The S&P Target Date 2010 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	17.2
Large blend	17.2
Unaffiliated investment companies/ Exchange-traded funds	75.5
Fixed income	54.1
Equity	21.4
U.S. Government	6.8
Short-term investments and other	0.5

As a percentage of net assets.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1-year	7.92	8.09	8.04	9.16	6.47	8.46	21.94	10.84
5-year	6.56	6.73	6.68	6.34	4.33	7.11	14.46	7.70
Since inception	5.61	5.79	5.73	5.44	4.02	6.11	12.80	6.64
Cumulative returns
5-year	37.40	38.49	38.17	35.98	23.60	41.01	96.47	44.91
Since inception	45.08	46.79	46.23	43.51	30.81	49.79	127.23	54.98

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.41	1.06	1.10
Net (%)	0.61	0.35	0.40

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       16

Your expenses
As a shareholder of a John Hancock Funds II Multi-Index Lifetime Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses which each portfolio bears directly, each portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which each portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2020 through August 31, 2020).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios’ prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio[2]
Multi-Index 2060 Lifetime Portfolio
Class R4	Actual expenses/actual returns	$1,000.00	$1,135.00	$1.45	0.27%
	Hypothetical example	1,000.00	1,023.80	1.37	0.27%
Class R6	Actual expenses/actual returns	1,000.00	1,136.80	0.05	0.01%
	Hypothetical example	1,000.00	1,025.10	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,136.80	0.32	0.06%
	Hypothetical example	1,000.00	1,024.80	0.31	0.06%
Multi-Index 2055 Lifetime Portfolio
Class R4	Actual expenses/actual returns	$1,000.00	$1,135.50	$1.50	0.28%
	Hypothetical example	1,000.00	1,023.70	1.42	0.28%
Class R6	Actual expenses/actual returns	1,000.00	1,137.50	0.05	0.01%
	Hypothetical example	1,000.00	1,025.10	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,136.40	0.32	0.06%
	Hypothetical example	1,000.00	1,024.80	0.31	0.06%
Multi-Index 2050 Lifetime Portfolio
Class R4	Actual expenses/actual returns	$1,000.00	$1,136.10	$1.50	0.28%
	Hypothetical example	1,000.00	1,023.70	1.42	0.28%
Class R6	Actual expenses/actual returns	1,000.00	1,138.10	0.05	0.01%
	Hypothetical example	1,000.00	1,025.10	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,137.00	0.27	0.05%
	Hypothetical example	1,000.00	1,024.90	0.25	0.05%
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	17

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio[2]
Multi-Index 2045 Lifetime Portfolio
Class R4	Actual expenses/actual returns	$1,000.00	$1,136.00	$1.61	0.30%
	Hypothetical example	1,000.00	1,023.60	1.53	0.30%
Class R6	Actual expenses/actual returns	1,000.00	1,137.80	0.05	0.01%
	Hypothetical example	1,000.00	1,025.10	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,136.80	0.32	0.06%
	Hypothetical example	1,000.00	1,024.80	0.31	0.06%
Multi-Index 2040 Lifetime Portfolio
Class R4	Actual expenses/actual returns	$1,000.00	$1,132.70	$1.55	0.29%
	Hypothetical example	1,000.00	1,023.70	1.48	0.29%
Class R6	Actual expenses/actual returns	1,000.00	1,134.70	0.11	0.02%
	Hypothetical example	1,000.00	1,025.00	0.10	0.02%
Class 1	Actual expenses/actual returns	1,000.00	1,134.70	0.38	0.07%
	Hypothetical example	1,000.00	1,024.80	0.36	0.07%
Multi-Index 2035 Lifetime Portfolio
Class R4	Actual expenses/actual returns	$1,000.00	$1,123.60	$1.81	0.34%
	Hypothetical example	1,000.00	1,023.40	1.73	0.34%
Class R6	Actual expenses/actual returns	1,000.00	1,124.50	0.21	0.04%
	Hypothetical example	1,000.00	1,024.90	0.20	0.04%
Class 1	Actual expenses/actual returns	1,000.00	1,124.50	0.48	0.09%
	Hypothetical example	1,000.00	1,024.70	0.46	0.09%
Multi-Index 2030 Lifetime Portfolio
Class R4	Actual expenses/actual returns	$1,000.00	$1,110.10	$2.02	0.38%
	Hypothetical example	1,000.00	1,023.20	1.93	0.38%
Class R6	Actual expenses/actual returns	1,000.00	1,112.00	0.37	0.07%
	Hypothetical example	1,000.00	1,024.80	0.36	0.07%
Class 1	Actual expenses/actual returns	1,000.00	1,112.00	0.64	0.12%
	Hypothetical example	1,000.00	1,024.50	0.61	0.12%
Multi-Index 2025 Lifetime Portfolio
Class R4	Actual expenses/actual returns	$1,000.00	$1,096.20	$2.32	0.44%
	Hypothetical example	1,000.00	1,022.90	2.24	0.44%
Class R6	Actual expenses/actual returns	1,000.00	1,097.20	0.58	0.11%
	Hypothetical example	1,000.00	1,024.60	0.56	0.11%
Class 1	Actual expenses/actual returns	1,000.00	1,097.30	0.84	0.16%
	Hypothetical example	1,000.00	1,024.30	0.81	0.16%
Multi-Index 2020 Lifetime Portfolio
Class R4	Actual expenses/actual returns	$1,000.00	$1,075.90	$2.35	0.45%
	Hypothetical example	1,000.00	1,022.90	2.29	0.45%
Class R6	Actual expenses/actual returns	1,000.00	1,077.80	0.78	0.15%
	Hypothetical example	1,000.00	1,024.40	0.76	0.15%
Class 1	Actual expenses/actual returns	1,000.00	1,076.90	1.04	0.20%
	Hypothetical example	1,000.00	1,024.10	1.02	0.20%
Multi-Index 2015 Lifetime Portfolio
Class R4	Actual expenses/actual returns	$1,000.00	$1,064.90	$2.54	0.49%
	Hypothetical example	1,000.00	1,022.70	2.49	0.49%
Class R6	Actual expenses/actual returns	1,000.00	1,066.80	0.83	0.16%
	Hypothetical example	1,000.00	1,024.30	0.81	0.16%
Class 1	Actual expenses/actual returns	1,000.00	1,067.80	1.09	0.21%
	Hypothetical example	1,000.00	1,024.10	1.07	0.21%
18	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio[2]
Multi-Index 2010 Lifetime Portfolio
Class R4	Actual expenses/actual returns	$1,000.00	$1,059.60	$2.54	0.49%
	Hypothetical example	1,000.00	1,022.70	2.49	0.49%
Class R6	Actual expenses/actual returns	1,000.00	1,060.50	0.83	0.16%
	Hypothetical example	1,000.00	1,024.30	0.81	0.16%
Class 1	Actual expenses/actual returns	1,000.00	1,060.60	1.09	0.21%
	Hypothetical example	1,000.00	1,024.10	1.07	0.21%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	19

Portfolios' investments
MULTI-INDEX 2060 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 58.7%
Equity - 58.7%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	2,145,798	$26,522,066

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $24,611,207)		$26,522,066
UNAFFILIATED INVESTMENT COMPANIES - 39.8%
Exchange-traded funds - 39.8%
Financial Select Sector SPDR Fund	23,999	601,415
iShares JP Morgan USD Emerging Markets Bond ETF	2,541	288,607
iShares MSCI Global Min Vol Factor ETF	8,502	791,196
Schwab U.S. Large-Cap Growth ETF	8,070	969,288
Vanguard Dividend Appreciation ETF	4,299	561,406
Vanguard FTSE All World ex-US Small-Cap ETF	10,064	1,083,390
Vanguard FTSE Developed Markets ETF	11,336	474,638
Vanguard FTSE Emerging Markets ETF	54,374	2,402,787
Vanguard Health Care ETF	3,120	647,306
Vanguard Information Technology ETF	1,899	623,157
Vanguard Intermediate-Term Corporate Bond ETF	4,654	448,599
Vanguard Mid-Cap ETF	19,577	3,520,728
Vanguard S&P 500 ETF	12,405	3,982,253
Vanguard Small-Cap ETF	6,588	1,043,934
Vanguard Total Bond Market ETF	3,078	272,280
Xtrackers USD High Yield Corporate Bond ETF	5,917	288,513

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $16,168,910)		$17,999,497
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.3%
U.S. Government - 1.3%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	109,000	69,171
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	110,100	73,948
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	211,200	140,732
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	215,300	139,595
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	212,300	140,844

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $482,397)		$564,290
SHORT-TERM INVESTMENTS - 0.3%
Short-term funds - 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	147,369	147,369

TOTAL SHORT-TERM INVESTMENTS (Cost $147,369)		$147,369
Total investments (Cost $41,409,883) - 100.1%		$45,233,222
Other assets and liabilities, net - (0.1%)		(55,269)
TOTAL NET ASSETS - 100.0%		$45,177,953
MULTI-INDEX 2055 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 58.7%
Equity - 58.7%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	5,574,489	$68,900,689

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $64,910,688)		$68,900,689
UNAFFILIATED INVESTMENT COMPANIES - 39.6%
Exchange-traded funds - 39.6%
Financial Select Sector SPDR Fund	61,945	1,552,342
iShares JP Morgan USD Emerging Markets Bond ETF	6,520	740,542
iShares MSCI Global Min Vol Factor ETF	21,922	2,040,061
Schwab U.S. Large-Cap Growth ETF	21,070	2,530,718
Vanguard Dividend Appreciation ETF	11,096	1,449,027
Vanguard FTSE All World ex-US Small-Cap ETF	25,893	2,787,381
Vanguard FTSE Developed Markets ETF	29,227	1,223,734
Vanguard FTSE Emerging Markets ETF	139,790	6,177,320
Vanguard Health Care ETF	8,053	1,670,756
Vanguard Information Technology ETF	4,943	1,622,045
Vanguard Intermediate-Term Corporate Bond ETF	11,942	1,151,089
Vanguard Mid-Cap ETF	50,527	9,086,776
Vanguard S&P 500 ETF	32,065	10,293,506
Vanguard Small-Cap ETF	17,005	2,694,612
Vanguard Total Bond Market ETF	7,899	698,746
Xtrackers USD High Yield Corporate Bond ETF	15,183	740,323

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $40,607,677)		$46,458,978
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.3%
U.S. Government - 1.3%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	285,000	180,861
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	278,300	186,918
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	553,000	368,490
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	565,100	366,397
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	555,800	368,728

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $1,256,050)		$1,471,394
SHORT-TERM INVESTMENTS - 0.3%
Short-term funds - 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	380,151	380,151

TOTAL SHORT-TERM INVESTMENTS (Cost $380,151)		$380,151
Total investments (Cost $107,154,566) - 99.9%		$117,211,212
Other assets and liabilities, net - 0.1%		137,027
TOTAL NET ASSETS - 100.0%		$117,348,239
20	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2050 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 58.7%
Equity - 58.7%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	7,628,597	$94,289,457

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $89,584,821)		$94,289,457
UNAFFILIATED INVESTMENT COMPANIES - 39.7%
Exchange-traded funds - 39.7%
Financial Select Sector SPDR Fund	84,955	2,128,972
iShares JP Morgan USD Emerging Markets Bond ETF	8,960	1,017,677
iShares MSCI Global Min Vol Factor ETF	30,169	2,807,527
Schwab U.S. Large-Cap Growth ETF	28,609	3,436,227
Vanguard Dividend Appreciation ETF	15,270	1,994,109
Vanguard FTSE All World ex-US Small-Cap ETF	35,635	3,836,108
Vanguard FTSE Developed Markets ETF	40,225	1,684,221
Vanguard FTSE Emerging Markets ETF	192,391	8,501,758
Vanguard Health Care ETF	11,084	2,299,597
Vanguard Information Technology ETF	6,648	2,181,541
Vanguard Intermediate-Term Corporate Bond ETF	16,402	1,580,989
Vanguard Mid-Cap ETF	69,535	12,505,174
Vanguard S&P 500 ETF	44,130	14,166,614
Vanguard Small-Cap ETF	23,401	3,708,122
Vanguard Total Bond Market ETF	10,871	961,649
Xtrackers USD High Yield Corporate Bond ETF	20,864	1,017,329

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $55,750,068)		$63,827,614
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.3%
U.S. Government - 1.3%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	396,000	251,301
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	385,100	258,650
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	762,200	507,889
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	779,500	505,408
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	764,500	507,183

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $1,733,117)		$2,030,431
SHORT-TERM INVESTMENTS - 0.3%
Short-term funds - 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	509,161	509,161

TOTAL SHORT-TERM INVESTMENTS (Cost $509,161)		$509,161
Total investments (Cost $147,577,167) - 100.0%		$160,656,663
Other assets and liabilities, net - 0.0%		29,385
TOTAL NET ASSETS - 100.0%		$160,686,048
MULTI-INDEX 2045 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 58.7%
Equity - 58.7%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	10,067,983	$124,440,267

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $118,177,025)		$124,440,267
UNAFFILIATED INVESTMENT COMPANIES - 39.6%
Exchange-traded funds - 39.6%
Financial Select Sector SPDR Fund	112,431	2,817,521
iShares JP Morgan USD Emerging Markets Bond ETF	11,719	1,331,044
iShares MSCI Global Min Vol Factor ETF	39,709	3,695,320
Schwab U.S. Large-Cap Growth ETF	38,140	4,580,995
Vanguard Dividend Appreciation ETF	20,118	2,627,210
Vanguard FTSE All World ex-US Small-Cap ETF	46,971	5,056,428
Vanguard FTSE Developed Markets ETF (D)	52,941	2,216,640
Vanguard FTSE Emerging Markets ETF	253,584	11,205,877
Vanguard Health Care ETF	14,566	3,022,008
Vanguard Information Technology ETF	8,863	2,908,393
Vanguard Intermediate-Term Corporate Bond ETF	21,457	2,068,240
Vanguard Mid-Cap ETF	91,412	16,439,534
Vanguard S&P 500 ETF	58,266	18,704,553
Vanguard Small-Cap ETF	30,683	4,862,028
Vanguard Total Bond Market ETF	14,198	1,255,955
Xtrackers USD High Yield Corporate Bond ETF	27,282	1,330,270

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $73,258,541)		$84,122,016
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.3%
U.S. Government - 1.3%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	525,000	333,164
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	505,400	339,449
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	1,024,900	682,939
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	1,047,300	679,043
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	1,026,800	681,198

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $2,317,308)		$2,715,793
SHORT-TERM INVESTMENTS - 1.1%
Short-term funds - 1.1%
John Hancock Collateral Trust, 0.2611% (C)(E)	161,985	1,621,582
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	796,142	796,142

TOTAL SHORT-TERM INVESTMENTS (Cost $2,417,691)		$2,417,724
Total investments (Cost $196,170,565) - 100.7%		$213,695,800
Other assets and liabilities, net - (0.7%)		(1,573,468)
TOTAL NET ASSETS - 100.0%		$212,122,332
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	21

MULTI-INDEX 2040 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 56.5%
Equity - 56.5%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	10,510,860	$129,914,226

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $123,146,131)		$129,914,226
UNAFFILIATED INVESTMENT COMPANIES - 40.9%
Exchange-traded funds - 40.9%
Financial Select Sector SPDR Fund	121,439	3,043,261
iShares Global Infrastructure ETF	3,146	125,022
iShares JP Morgan USD Emerging Markets Bond ETF	26,579	3,018,843
iShares MSCI Global Min Vol Factor ETF	43,027	4,004,093
Schwab U.S. Large-Cap Growth ETF	38,903	4,672,639
Vanguard Dividend Appreciation ETF	21,956	2,867,234
Vanguard Energy ETF	9,248	442,887
Vanguard FTSE All World ex-US Small-Cap ETF	50,019	5,384,545
Vanguard FTSE Developed Markets ETF	68,602	2,872,366
Vanguard FTSE Emerging Markets ETF	239,185	10,569,585
Vanguard Global ex-U.S. Real Estate ETF	2,528	125,642
Vanguard Health Care ETF	15,836	3,285,495
Vanguard Information Technology ETF	9,407	3,086,907
Vanguard Intermediate-Term Corporate Bond ETF	43,270	4,170,795
Vanguard Materials ETF	2,102	283,329
Vanguard Mid-Cap ETF	92,774	16,684,476
Vanguard Real Estate ETF	4,373	357,493
Vanguard S&P 500 ETF	59,167	18,993,790
Vanguard Small-Cap ETF	33,764	5,350,243
Vanguard Total Bond Market ETF	19,769	1,748,766
Xtrackers USD High Yield Corporate Bond ETF	63,587	3,100,502

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $82,310,004)		$94,187,913
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.2%
U.S. Government - 2.2%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	1,005,000	637,772
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	970,200	651,629
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	1,896,900	1,263,993
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	1,940,700	1,258,301
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	1,904,500	1,263,480

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $4,334,787)		$5,075,175
SHORT-TERM INVESTMENTS - 0.3%
Short-term funds - 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	767,800	767,800

TOTAL SHORT-TERM INVESTMENTS (Cost $767,800)		$767,800
Total investments (Cost $210,558,722) - 99.9%		$229,945,114
Other assets and liabilities, net - 0.1%		137,991
TOTAL NET ASSETS - 100.0%		$230,083,105
MULTI-INDEX 2035 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 51.8%
Equity - 51.8%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	11,566,243	$142,958,767

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $134,956,777)		$142,958,767
UNAFFILIATED INVESTMENT COMPANIES - 44.6%
Exchange-traded funds - 44.6%
Financial Select Sector SPDR Fund	116,038	2,907,912
iShares Global Infrastructure ETF	9,016	358,296
iShares JP Morgan USD Emerging Markets Bond ETF	59,376	6,743,926
iShares MSCI Global Min Vol Factor ETF	58,708	5,463,366
Schwab U.S. Large-Cap Growth ETF	41,852	5,026,844
Vanguard Dividend Appreciation ETF	29,635	3,870,035
Vanguard Energy ETF	24,809	1,188,103
Vanguard FTSE All World ex-US Small-Cap ETF	56,057	6,034,536
Vanguard FTSE Developed Markets ETF	94,242	3,945,913
Vanguard FTSE Emerging Markets ETF	212,651	9,397,048
Vanguard Global ex-U.S. Real Estate ETF	7,201	357,890
Vanguard Health Care ETF	17,354	3,600,434
Vanguard Information Technology ETF	8,926	2,929,067
Vanguard Intermediate-Term Corporate Bond ETF	111,181	10,716,737
Vanguard Materials ETF	6,034	813,323
Vanguard Mid-Cap ETF	93,532	16,820,795
Vanguard Real Estate ETF	13,012	1,063,731
Vanguard S&P 500 ETF	64,415	20,678,503
Vanguard Small-Cap ETF	34,951	5,538,335
Vanguard Total Bond Market ETF	92,861	8,214,484
Xtrackers USD High Yield Corporate Bond ETF	152,313	7,426,781

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $109,024,119)		$123,096,059
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 3.1%
U.S. Government - 3.1%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	1,755,000	1,113,720
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	1,668,600	1,120,705
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	3,235,500	2,155,964
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	3,317,200	2,150,790
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	3,254,800	2,159,294

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $7,445,669)		$8,700,473
SHORT-TERM INVESTMENTS - 0.4%
Short-term funds - 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	1,056,022	1,056,022

TOTAL SHORT-TERM INVESTMENTS (Cost $1,056,022)		$1,056,022
Total investments (Cost $252,482,587) - 99.9%		$275,811,321
Other assets and liabilities, net - 0.1%		180,442
TOTAL NET ASSETS - 100.0%		$275,991,763
22	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2030 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 46.5%
Equity - 46.5%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	11,225,198	$138,743,442

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $129,585,594)		$138,743,442
UNAFFILIATED INVESTMENT COMPANIES - 48.9%
Exchange-traded funds - 48.9%
Financial Select Sector SPDR Fund	118,251	2,963,370
iShares Global Infrastructure ETF	15,932	633,138
iShares JP Morgan USD Emerging Markets Bond ETF	89,126	10,122,931
iShares MSCI Global Min Vol Factor ETF	102,695	9,556,797
Schwab U.S. Large-Cap Growth ETF	38,423	4,614,987
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (D)	46,012	1,449,378
Vanguard Dividend Appreciation ETF	51,851	6,771,222
Vanguard Energy ETF	43,078	2,063,005
Vanguard FTSE All World ex-US Small-Cap ETF	55,558	5,980,819
Vanguard FTSE Developed Markets ETF	102,531	4,292,973
Vanguard FTSE Emerging Markets ETF	155,703	6,880,516
Vanguard Global ex-U.S. Real Estate ETF	12,612	626,816
Vanguard Health Care ETF	21,546	4,470,149
Vanguard Information Technology ETF	9,229	3,028,496
Vanguard Intermediate-Term Corporate Bond ETF	190,832	18,394,296
Vanguard Materials ETF	10,295	1,387,663
Vanguard Mid-Cap ETF	81,279	14,617,215
Vanguard Real Estate ETF	22,530	1,841,828
Vanguard S&P 500 ETF	39,418	12,653,966
Vanguard Small-Cap ETF	30,503	4,833,505
Vanguard Total Bond Market ETF	182,975	16,185,969
Xtrackers USD High Yield Corporate Bond ETF	260,364	12,695,349

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $132,088,958)		$146,064,388
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 4.1%
U.S. Government - 4.1%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	2,475,000	1,570,631
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	2,384,600	1,601,602
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	4,538,300	3,024,080
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	4,654,900	3,018,121
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	4,566,100	3,029,234

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $10,481,260)		$12,243,668
SHORT-TERM INVESTMENTS - 0.8%
Short-term funds - 0.8%
John Hancock Collateral Trust, 0.2611% (C)(E)	143,399	1,435,527
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	874,921	874,921
MULTI-INDEX 2030 LIFETIME PORTFOLIO (continued)

Shares or Principal Amount	Value

TOTAL SHORT-TERM INVESTMENTS (Cost $2,310,420)	$2,310,448
Total investments (Cost $274,466,232) - 100.3%	$299,361,946
Other assets and liabilities, net - (0.3%)	(962,259)
TOTAL NET ASSETS - 100.0%	$298,399,687
MULTI-INDEX 2025 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 40.3%
Equity - 40.3%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	8,258,659	$102,077,025

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $93,132,899)		$102,077,025
UNAFFILIATED INVESTMENT COMPANIES - 53.8%
Exchange-traded funds - 53.8%
Financial Select Sector SPDR Fund	82,372	2,064,242
Invesco Senior Loan ETF	152,006	3,324,371
iShares Global Infrastructure ETF	18,674	742,105
iShares JP Morgan USD Emerging Markets Bond ETF	98,774	11,218,751
iShares MSCI Global Min Vol Factor ETF	121,162	11,275,336
Schwab U.S. Large-Cap Growth ETF	25,020	3,005,152
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (D)	51,162	1,611,603
Vanguard Dividend Appreciation ETF	59,835	7,813,853
Vanguard Energy ETF	52,006	2,490,567
Vanguard FTSE All World ex-US Small-Cap ETF	40,933	4,406,437
Vanguard FTSE Developed Markets ETF	74,002	3,098,464
Vanguard FTSE Emerging Markets ETF	74,758	3,303,556
Vanguard Global ex-U.S. Real Estate ETF	14,549	723,085
Vanguard Health Care ETF (D)	15,555	3,227,196
Vanguard Information Technology ETF	6,442	2,113,942
Vanguard Intermediate-Term Corporate Bond ETF	233,926	22,548,127
Vanguard Materials ETF	12,088	1,629,342
Vanguard Mid-Cap ETF	54,365	9,777,002
Vanguard Real Estate ETF (D)	27,051	2,211,419
Vanguard S&P 500 ETF	8,295	2,662,861
Vanguard Short-Term Corporate Bond ETF	44,350	3,685,042
Vanguard Small-Cap ETF	21,644	3,429,708
Vanguard Total Bond Market ETF	184,151	16,289,997
Xtrackers USD High Yield Corporate Bond ETF	277,268	13,519,589

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $126,034,257)		$136,171,747
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.4%
U.S. Government - 5.4%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	1,429,449	1,481,658
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	876,992	934,767
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	23

MULTI-INDEX 2025 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
U.S. Government - (continued)
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	415,114	$445,964
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	2,157,000	1,368,829
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	2,044,200	1,372,974
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	4,004,900	2,668,651
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	4,107,200	2,663,006
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	4,028,000	2,672,249

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $11,960,587)		$13,608,098
SHORT-TERM INVESTMENTS - 1.9%
Short-term funds - 1.9%
John Hancock Collateral Trust, 0.2611% (C)(E)	455,840	4,563,276
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	364,239	364,239

TOTAL SHORT-TERM INVESTMENTS (Cost $4,925,954)		$4,927,515
Total investments (Cost $236,053,697) - 101.4%		$256,784,385
Other assets and liabilities, net - (1.4%)		(3,621,163)
TOTAL NET ASSETS - 100.0%		$253,163,222
MULTI-INDEX 2020 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 27.5%
Equity - 27.5%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	3,342,358	$41,311,542

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $36,325,717)		$41,311,542
UNAFFILIATED INVESTMENT COMPANIES - 66.0%
Exchange-traded funds - 66.0%
Financial Select Sector SPDR Fund	45,935	1,151,131
Invesco Senior Loan ETF	143,852	3,146,043
iShares Global Infrastructure ETF	14,310	568,679
iShares JP Morgan USD Emerging Markets Bond ETF	71,091	8,074,516
iShares MSCI Global Min Vol Factor ETF	93,009	8,655,418
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	36,818	1,159,767
Vanguard Dividend Appreciation ETF	45,147	5,895,747
Vanguard Energy ETF	42,022	2,012,434
Vanguard FTSE All World ex-US Small-Cap ETF	19,459	2,094,761
Vanguard FTSE Developed Markets ETF	77,462	3,243,334
Vanguard FTSE Emerging Markets ETF	36,265	1,602,550
Vanguard Global ex-U.S. Real Estate ETF	12,024	597,593
Vanguard Health Care ETF	9,948	2,063,912
Vanguard Information Technology ETF	3,581	1,175,105
Vanguard Intermediate-Term Corporate Bond ETF	196,819	18,971,383
Vanguard Materials ETF	9,055	1,220,523
MULTI-INDEX 2020 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Exchange-traded funds - (continued)
Vanguard Mid-Cap ETF	26,141	$4,701,197
Vanguard Real Estate ETF	21,159	1,729,748
Vanguard S&P 500 ETF	1,673	537,066
Vanguard Short-Term Corporate Bond ETF	55,286	4,593,714
Vanguard Small-Cap ETF	11,468	1,817,219
Vanguard Total Bond Market ETF	167,870	14,849,780
Xtrackers USD High Yield Corporate Bond ETF	194,256	9,471,924

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $94,379,696)		$99,333,544
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.1%
U.S. Government - 6.1%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	1,799,625	1,865,354
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	1,201,671	1,280,835
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	524,880	563,887
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	1,055,000	669,501
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	985,700	662,039
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	2,068,800	1,378,538
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	2,120,700	1,375,009
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	2,080,300	1,380,109

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $8,247,318)		$9,175,272
SHORT-TERM INVESTMENTS - 0.3%
Short-term funds - 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	429,877	429,877

TOTAL SHORT-TERM INVESTMENTS (Cost $429,877)		$429,877
Total investments (Cost $139,382,608) - 99.9%		$150,250,235
Other assets and liabilities, net - 0.1%		145,821
TOTAL NET ASSETS - 100.0%		$150,396,056
MULTI-INDEX 2015 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 23.1%
Equity - 23.1%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	863,061	$10,667,437

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $9,386,632)		$10,667,437
UNAFFILIATED INVESTMENT COMPANIES - 70.4%
Exchange-traded funds - 70.4%
Invesco Senior Loan ETF	60,753	1,328,668
iShares Global Infrastructure ETF	4,161	165,358
iShares JP Morgan USD Emerging Markets Bond ETF	24,343	2,764,878
iShares MSCI Global Min Vol Factor ETF	32,388	3,014,027
24	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2015 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Exchange-traded funds - (continued)
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	12,493	$393,530
Vanguard Dividend Appreciation ETF	15,508	2,025,190
Vanguard Energy ETF	12,571	602,025
Vanguard FTSE All World ex-US Small-Cap ETF	5,123	551,491
Vanguard FTSE Developed Markets ETF	21,236	889,151
Vanguard FTSE Emerging Markets ETF	5,399	238,582
Vanguard Global ex-U.S. Real Estate ETF	3,547	176,286
Vanguard Intermediate-Term Corporate Bond ETF	72,327	6,971,600
Vanguard Materials ETF	2,739	369,190
Vanguard Mid-Cap ETF	5,906	1,062,135
Vanguard Real Estate ETF	6,254	511,265
Vanguard S&P 500 ETF	693	222,467
Vanguard Short-Term Corporate Bond ETF	26,156	2,173,302
Vanguard Small-Cap ETF	2,887	457,474
Vanguard Total Bond Market ETF	61,846	5,470,897
Xtrackers USD High Yield Corporate Bond ETF	65,839	3,210,309

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $31,487,439)		$32,597,825
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.3%
U.S. Government - 6.3%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	847,218	878,161
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	534,076	569,260
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	242,482	260,503
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	229,000	145,323
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	225,400	151,389
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	441,400	294,125
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	453,300	293,908
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	445,100	295,288

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $2,657,283)		$2,887,957
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	110,343	110,343

TOTAL SHORT-TERM INVESTMENTS (Cost $110,343)		$110,343
Total investments (Cost $43,641,697) - 100.0%		$46,263,562
Other assets and liabilities, net - 0.0%		3,498
TOTAL NET ASSETS - 100.0%		$46,267,060
MULTI-INDEX 2010 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 17.2%
Equity - 17.2%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	448,262	$5,540,522

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $5,000,411)		$5,540,522
UNAFFILIATED INVESTMENT COMPANIES - 75.5%
Exchange-traded funds - 75.5%
Invesco Senior Loan ETF	55,456	1,212,823
iShares Global Infrastructure ETF	2,939	116,796
iShares JP Morgan USD Emerging Markets Bond ETF	18,091	2,054,776
iShares MSCI Global Min Vol Factor ETF	22,484	2,092,361
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	9,285	292,478
Vanguard Dividend Appreciation ETF	10,677	1,394,309
Vanguard Energy ETF	9,250	442,983
Vanguard FTSE All World ex-US Small-Cap ETF	3,075	331,024
Vanguard FTSE Developed Markets ETF	18,105	758,056
Vanguard FTSE Emerging Markets ETF	1,909	84,359
Vanguard Global ex-U.S. Real Estate ETF	2,494	123,952
Vanguard Intermediate-Term Corporate Bond ETF	56,471	5,443,240
Vanguard Materials ETF	1,921	258,932
Vanguard Mid-Cap ETF	2,862	514,702
Vanguard Real Estate ETF	4,438	362,807
Vanguard S&P 500 ETF	437	140,286
Vanguard Short-Term Corporate Bond ETF	24,615	2,045,260
Vanguard Small-Cap ETF	1,677	265,737
Vanguard Total Bond Market ETF	45,573	4,031,388
Xtrackers USD High Yield Corporate Bond ETF	48,725	2,375,829

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $23,655,806)		$24,342,098
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.8%
U.S. Government - 6.8%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	798,307	827,464
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	477,846	509,326
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	230,508	247,638
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	135,000	85,671
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	133,900	89,933
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	222,100	147,996
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	228,100	147,894
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	222,900	147,876

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $2,062,884)		$2,203,798
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	1,051	1,051
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	25

MULTI-INDEX 2010 LIFETIME PORTFOLIO (continued)

Shares or Principal Amount	Value

TOTAL SHORT-TERM INVESTMENTS (Cost $1,051)	$1,051
Total investments (Cost $30,720,152) - 99.5%	$32,087,469
Other assets and liabilities, net - 0.5%	159,750
TOTAL NET ASSETS - 100.0%	$32,247,219
Percentages are based upon net assets.
Security Abbreviations and Legend
JHF II	John Hancock Funds II
MIM US	Manulife Investment Management (US) LLC
PO	Principal-Only Security - (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.
STRIPS	Separate Trading of Registered Interest and Principal Securities
(A)	The underlying funds' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	The rate shown is the annualized seven-day yield as of 8-31-20.
(D)	All or a portion of this security is on loan as of 8-31-20.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
26	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 8-31-20

	Multi-Index 2060 Lifetime Portfolio	Multi-Index 2055 Lifetime Portfolio	Multi-Index 2050 Lifetime Portfolio	Multi-Index 2045 Lifetime Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$18,711,156	$48,310,523	$66,367,206	$87,633,951
Affiliated investments, at value	26,522,066	68,900,689	94,289,457	126,061,849
Total investments, at value	45,233,222	117,211,212	160,656,663	213,695,800
Cash	—	37	—	—
Dividends and interest receivable	8	18	26	32
Receivable for fund shares sold	65,312	867,227	469,275	1,069,229
Receivable for investments sold	139	25	23,935	177
Receivable for securities lending income	24	112	217	566
Receivable from affiliates	2,132	3,613	4,591	5,648
Other assets	15,690	15,337	10,751	11,002
Total assets	45,316,527	118,097,581	161,165,458	214,782,454
Liabilities
Payable for investments purchased	88,468	696,984	422,347	854,287
Payable for fund shares repurchased	697	85	1,900	124,636
Payable upon return of securities loaned	—	—	—	1,621,875
Payable to affiliates
Accounting and legal services fees	2,395	6,314	8,705	11,632
Transfer agent fees	91	270	533	722
Distribution and service fees	25	112	164	176
Trustees' fees	23	59	81	108
Other liabilities and accrued expenses	46,875	45,518	45,680	46,686
Total liabilities	138,574	749,342	479,410	2,660,122
Net assets	$45,177,953	$117,348,239	$160,686,048	$212,122,332
Net assets consist of
Paid-in capital	$41,244,218	$106,179,426	$146,623,853	$192,576,197
Total distributable earnings (loss)	3,933,735	11,168,813	14,062,195	19,546,135
Net assets	$45,177,953	$117,348,239	$160,686,048	$212,122,332
Unaffiliated investments, at cost	$16,798,676	$42,243,878	$57,992,346	$76,371,991
Affiliated investments, at cost	24,611,207	64,910,688	89,584,821	119,798,574
Total investments, at cost	41,409,883	107,154,566	147,577,167	196,170,565
Securities loaned, at value	—	—	—	$1,581,000
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R4
Net assets	$376,100	$2,218,650	$2,350,957	$3,188,340
Shares outstanding	29,034	182,617	191,545	263,282
Net asset value, offering price and redemption price per share	$12.95	$12.15	$12.27	$12.11
Class R6
Net assets	$8,364,943	$24,430,604	$48,477,887	$66,299,403
Shares outstanding	645,535	2,009,774	3,948,807	5,461,732
Net asset value, offering price and redemption price per share	$12.96	$12.16	$12.28	$12.14
Class 1
Net assets	$36,436,910	$90,698,985	$109,857,204	$142,634,589
Shares outstanding	2,812,148	7,456,747	8,944,487	11,756,985
Net asset value, offering price and redemption price per share	$12.96	$12.16	$12.28	$12.13
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	27

STATEMENTS OF ASSETS AND LIABILITIES 8-31-20

Continued
	Multi-Index 2040 Lifetime Portfolio	Multi-Index 2035 Lifetime Portfolio	Multi-Index 2030 Lifetime Portfolio	Multi-Index 2025 Lifetime Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$100,030,888	$132,852,554	$159,182,977	$150,144,084
Affiliated investments, at value	129,914,226	142,958,767	140,178,969	106,640,301
Total investments, at value	229,945,114	275,811,321	299,361,946	256,784,385
Dividends and interest receivable	37	47	64	620
Receivable for fund shares sold	528,708	1,777,746	1,075,283	1,202,024
Receivable for investments sold	—	544	113	375,787
Receivable for securities lending income	129	122	455	675
Receivable from affiliates	6,145	7,092	7,458	6,366
Other assets	11,052	11,272	11,301	11,139
Total assets	230,491,185	277,608,144	300,456,620	258,380,996
Liabilities
Payable for investments purchased	300,513	1,553,825	150,153	582,130
Payable for fund shares repurchased	47,350	329	407,391	638
Payable upon return of securities loaned	—	—	1,435,574	4,573,319
Payable to affiliates
Accounting and legal services fees	12,636	15,160	16,446	14,292
Transfer agent fees	613	678	559	498
Distribution and service fees	101	190	431	271
Trustees' fees	118	142	152	133
Other liabilities and accrued expenses	46,749	46,057	46,227	46,493
Total liabilities	408,080	1,616,381	2,056,933	5,217,774
Net assets	$230,083,105	$275,991,763	$298,399,687	$253,163,222
Net assets consist of
Paid-in capital	$209,572,100	$249,746,392	$269,559,488	$229,737,935
Total distributable earnings (loss)	20,511,005	26,245,371	28,840,199	23,425,287
Net assets	$230,083,105	$275,991,763	$298,399,687	$253,163,222
Unaffiliated investments, at cost	$87,412,591	$117,525,810	$143,445,139	$138,359,083
Affiliated investments, at cost	123,146,131	134,956,777	131,021,093	97,694,614
Total investments, at cost	210,558,722	252,482,587	274,466,232	236,053,697
Securities loaned, at value	—	—	$1,405,351	$4,481,145
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R4
Net assets	$1,807,996	$3,970,435	$6,232,183	$4,176,854
Shares outstanding	149,142	330,879	523,563	359,552
Net asset value, offering price and redemption price per share	$12.12	$12.00	$11.90	$11.62
Class R6
Net assets	$56,803,866	$61,943,848	$46,937,351	$43,689,101
Shares outstanding	4,683,330	5,158,101	3,940,267	3,756,760
Net asset value, offering price and redemption price per share	$12.13	$12.01	$11.91	$11.63
Class 1
Net assets	$171,471,243	$210,077,480	$245,230,153	$205,297,267
Shares outstanding	14,139,042	17,494,204	20,597,403	17,667,735
Net asset value, offering price and redemption price per share	$12.13	$12.01	$11.91	$11.62
28	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 8-31-20

Continued
	Multi-Index 2020 Lifetime Portfolio	Multi-Index 2015 Lifetime Portfolio	Multi-Index 2010 Lifetime Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$108,938,693	$35,596,125	$26,546,947
Affiliated investments, at value	41,311,542	10,667,437	5,540,522
Total investments, at value	150,250,235	46,263,562	32,087,469
Dividends and interest receivable	766	355	326
Receivable for fund shares sold	631,862	35,641	150,786
Receivable for investments sold	34,760	59,732	213,682
Receivable for securities lending income	48	12	—
Receivable from affiliates	4,451	2,225	1,969
Other assets	10,689	10,253	10,195
Total assets	150,932,811	46,371,780	32,464,427
Liabilities
Due to custodian	—	—	108,917
Payable for investments purchased	28,391	21,764	60,517
Payable for fund shares repurchased	452,684	34,226	21
Payable to affiliates
Accounting and legal services fees	8,679	2,598	1,806
Transfer agent fees	432	186	52
Distribution and service fees	345	132	16
Trustees' fees	80	24	17
Other liabilities and accrued expenses	46,144	45,790	45,862
Total liabilities	536,755	104,720	217,208
Net assets	$150,396,056	$46,267,060	$32,247,219
Net assets consist of
Paid-in capital	$138,082,850	$42,567,799	$30,228,497
Total distributable earnings (loss)	12,313,206	3,699,261	2,018,722
Net assets	$150,396,056	$46,267,060	$32,247,219
Unaffiliated investments, at cost	$103,056,891	$34,255,065	$25,719,741
Affiliated investments, at cost	36,325,717	9,386,632	5,000,411
Total investments, at cost	139,382,608	43,641,697	30,720,152
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R4
Net assets	$4,746,482	$1,582,408	$206,760
Shares outstanding	418,619	143,868	19,080
Net asset value, offering price and redemption price per share	$11.34	$11.00	$10.84
Class R6
Net assets	$38,491,159	$15,783,394	$4,651,056
Shares outstanding	3,388,891	1,432,305	428,324
Net asset value, offering price and redemption price per share	$11.36	$11.02	$10.86
Class 1
Net assets	$107,158,415	$28,901,258	$27,389,403
Shares outstanding	9,444,638	2,623,596	2,524,636
Net asset value, offering price and redemption price per share	$11.35	$11.02	$10.85
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	29

STATEMENTS OF OPERATIONS For the year ended 8-31-20

	Multi-Index 2060 Lifetime Portfolio	Multi-Index 2055 Lifetime Portfolio	Multi-Index 2050 Lifetime Portfolio	Multi-Index 2045 Lifetime Portfolio
Investment income
Income distributions received from affiliated investments	$421,492	$1,225,268	$1,742,769	$2,367,406
Dividends	269,755	769,425	1,087,935	1,482,113
Interest	8,841	23,784	33,068	44,090
Securities lending	3,116	9,438	19,243	19,555
Total investment income	703,204	2,027,915	2,883,015	3,913,164
Expenses
Investment management fees	79,657	222,820	313,511	422,988
Distribution and service fees	14,713	40,424	51,107	65,886
Accounting and legal services fees	5,598	16,779	23,881	32,481
Transfer agent fees	717	2,332	4,975	7,338
Trustees' fees	682	1,677	2,318	3,095
Custodian fees	44,895	44,895	44,895	44,895
State registration fees	34,668	34,081	34,202	34,267
Printing and postage	18,503	18,704	18,750	18,673
Professional fees	35,804	37,395	38,408	39,641
Other	9,692	10,612	11,115	12,246
Total expenses	244,929	429,719	543,162	681,510
Less expense reductions	(229,023)	(386,583)	(489,256)	(610,777)
Net expenses	15,906	43,136	53,906	70,733
Net investment income	687,298	1,984,779	2,829,109	3,842,431
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	657,779	2,641,927	3,613,050	5,342,364
Affiliated investments	(415,307)	(574,303)	(1,065,421)	(1,927,317)
Capital gain distributions received from affiliated investments	209,092	607,827	864,547	1,174,415
	451,564	2,675,451	3,412,176	4,589,462
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	1,377,610	2,634,888	3,448,148	4,278,586
Affiliated investments	3,245,233	7,883,742	10,754,474	15,430,533
	4,622,843	10,518,630	14,202,622	19,709,119
Net realized and unrealized gain	5,074,407	13,194,081	17,614,798	24,298,581
Increase in net assets from operations	$5,761,705	$15,178,860	$20,443,907	$28,141,012
30	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-20

Continued
	Multi-Index 2040 Lifetime Portfolio	Multi-Index 2035 Lifetime Portfolio	Multi-Index 2030 Lifetime Portfolio	Multi-Index 2025 Lifetime Portfolio
Investment income
Income distributions received from affiliated investments	$2,667,458	$2,835,462	$2,713,178	$2,108,634
Dividends	1,821,359	2,600,677	3,427,562	3,679,849
Interest	76,443	119,157	164,012	158,010
Securities lending	19,490	30,552	37,559	63,094
Total investment income	4,584,750	5,585,848	6,342,311	6,009,587
Expenses
Investment management fees	495,447	636,494	763,947	747,080
Distribution and service fees	79,104	97,724	121,018	104,189
Accounting and legal services fees	36,682	43,440	47,436	42,170
Transfer agent fees	6,363	6,960	5,534	5,324
Trustees' fees	3,517	4,081	4,436	3,990
Custodian fees	44,895	44,895	44,895	45,895
State registration fees	34,256	34,014	33,918	33,698
Printing and postage	18,990	18,723	18,794	18,817
Professional fees	40,290	41,240	41,804	41,135
Other	12,527	12,986	13,807	14,352
Total expenses	772,071	940,557	1,095,589	1,056,650
Less expense reductions	(672,717)	(777,282)	(818,015)	(719,980)
Net expenses	99,354	163,275	277,574	336,670
Net investment income	4,485,396	5,422,573	6,064,737	5,672,917
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	6,474,378	7,765,594	8,659,140	8,135,203
Affiliated investments	(3,362,152)	(3,113,367)	(3,070,473)	(3,364,327)
Capital gain distributions received from affiliated investments	1,323,264	1,406,607	1,345,945	1,046,044
	4,435,490	6,058,834	6,934,612	5,816,920
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	3,760,979	4,336,060	3,449,217	658,683
Affiliated investments	16,522,716	18,465,422	17,683,612	14,937,928
	20,283,695	22,801,482	21,132,829	15,596,611
Net realized and unrealized gain	24,719,185	28,860,316	28,067,441	21,413,531
Increase in net assets from operations	$29,204,581	$34,282,889	$34,132,178	$27,086,448
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	31

STATEMENTS OF OPERATIONS For the year ended 8-31-20

Continued
	Multi-Index 2020 Lifetime Portfolio	Multi-Index 2015 Lifetime Portfolio	Multi-Index 2010 Lifetime Portfolio
Investment income
Income distributions received from affiliated investments	$1,140,650	$277,297	$181,746
Dividends	2,829,813	908,903	688,921
Interest	95,926	25,765	17,789
Securities lending	59,585	13,141	11,099
Total investment income	4,125,974	1,225,106	899,555
Expenses
Investment management fees	540,966	167,923	125,014
Distribution and service fees	67,804	18,764	12,981
Accounting and legal services fees	26,392	7,342	4,980
Transfer agent fees	4,477	1,908	757
Trustees' fees	2,587	863	667
Custodian fees	45,895	45,895	45,895
State registration fees	33,918	33,918	33,918
Printing and postage	18,561	18,438	18,777
Professional fees	38,896	36,088	35,764
Other	12,907	11,506	10,051
Total expenses	792,403	342,645	288,804
Less expense reductions	(537,349)	(264,920)	(234,774)
Net expenses	255,054	77,725	54,030
Net investment income	3,870,920	1,147,381	845,525
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	5,065,844	1,885,669	1,032,390
Affiliated investments	(2,360,043)	(148,717)	5,074
Capital gain distributions received from affiliated investments	565,850	137,561	90,160
	3,271,651	1,874,513	1,127,624
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(1,206,619)	(981,899)	(478,279)
Affiliated investments	7,856,580	1,754,647	892,258
	6,649,961	772,748	413,979
Net realized and unrealized gain	9,921,612	2,647,261	1,541,603
Increase in net assets from operations	$13,792,532	$3,794,642	$2,387,128
32	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Index 2060 Lifetime Portfolio		Multi-Index 2055 Lifetime Portfolio		Multi-Index 2050 Lifetime Portfolio
	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment income	$687,298	$408,295	$1,984,779	$1,490,699	$2,829,109	$2,197,958
Net realized gain	451,564	1,110,812	2,675,451	4,240,390	3,412,176	6,078,892
Change in net unrealized appreciation (depreciation)	4,622,843	(1,187,284)	10,518,630	(5,402,591)	14,202,622	(7,850,139)
Increase in net assets resulting from operations	5,761,705	331,823	15,178,860	328,498	20,443,907	426,711
Distributions to shareholders
From earnings
Class R4	(6,782)	(3,183)	(9,882)	(4,626)	(35,576)	(4,613)
Class R6	(291,929)	(88,096)	(1,271,854)	(542,717)	(2,867,100)	(1,795,031)
Class 1	(1,805,083)	(1,086,850)	(6,205,398)	(5,896,320)	(7,984,116)	(7,638,917)
Total distributions	(2,103,794)	(1,178,129)	(7,487,134)	(6,443,663)	(10,886,792)	(9,438,561)
Portfolio share transactions
From portfolio share transactions	14,437,092	11,755,690	27,424,423	17,520,466	33,006,919	20,019,559
Total increase	18,095,003	10,909,384	35,116,149	11,405,301	42,564,034	11,007,709
Net assets
Beginning of year	27,082,950	16,173,566	82,232,090	70,826,789	118,122,014	107,114,305
End of year	$45,177,953	$27,082,950	$117,348,239	$82,232,090	$160,686,048	$118,122,014
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	33

STATEMENTS OF CHANGES IN NET ASSETS 8-31-20

Continued
	Multi-Index 2045 Lifetime Portfolio		Multi-Index 2040 Lifetime Portfolio		Multi-Index 2035 Lifetime Portfolio
	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment income	$3,842,431	$3,113,951	$4,485,396	$3,688,751	$5,422,573	$4,664,086
Net realized gain	4,589,462	9,508,386	4,435,490	10,727,595	6,058,834	12,054,807
Change in net unrealized appreciation (depreciation)	19,709,119	(12,046,149)	20,283,695	(13,556,965)	22,801,482	(14,354,733)
Increase in net assets resulting from operations	28,141,012	576,188	29,204,581	859,381	34,282,889	2,364,160
Distributions to shareholders
From earnings
Class R4	(57,580)	(4,741)	(13,948)	(4,945)	(67,938)	(4,649)
Class R6	(4,588,538)	(3,236,000)	(4,104,547)	(2,881,773)	(4,128,607)	(2,689,468)
Class 1	(10,566,473)	(10,461,096)	(13,649,327)	(13,954,863)	(15,362,027)	(16,405,162)
Total distributions	(15,212,591)	(13,701,837)	(17,767,822)	(16,841,581)	(19,558,572)	(19,099,279)
Portfolio share transactions
From portfolio share transactions	34,684,937	23,955,142	28,831,174	27,233,941	37,601,238	24,674,774
Total increase	47,613,358	10,829,493	40,267,933	11,251,741	52,325,555	7,939,655
Net assets
Beginning of year	164,508,974	153,679,481	189,815,172	178,563,431	223,666,208	215,726,553
End of year	$212,122,332	$164,508,974	$230,083,105	$189,815,172	$275,991,763	$223,666,208
34	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS 8-31-20

Continued
	Multi-Index 2030 Lifetime Portfolio		Multi-Index 2025 Lifetime Portfolio		Multi-Index 2020 Lifetime Portfolio
	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment income	$6,064,737	$5,427,306	$5,672,917	$5,278,814	$3,870,920	$3,741,424
Net realized gain	6,934,612	10,771,150	5,816,920	8,126,315	3,271,651	4,407,735
Change in net unrealized appreciation (depreciation)	21,132,829	(11,541,713)	15,596,611	(7,181,016)	6,649,961	(2,556,097)
Increase in net assets resulting from operations	34,132,178	4,656,743	27,086,448	6,224,113	13,792,532	5,593,062
Distributions to shareholders
From earnings
Class R4	(210,191)	(4,314)	(132,382)	(4,197)	(217,405)	(3,823)
Class R6	(2,753,408)	(1,322,271)	(2,840,092)	(663,656)	(1,946,565)	(467,775)
Class 1	(16,332,135)	(18,396,185)	(13,685,709)	(16,489,542)	(7,530,767)	(10,111,423)
Total distributions	(19,295,734)	(19,722,770)	(16,658,183)	(17,157,395)	(9,694,737)	(10,583,021)
Portfolio share transactions
From portfolio share transactions	45,636,633	16,651,177	24,926,837	8,854,475	11,956,840	(5,006,860)
Total increase (decrease)	60,473,077	1,585,150	35,355,102	(2,078,807)	16,054,635	(9,996,819)
Net assets
Beginning of year	237,926,610	236,341,460	217,808,120	219,886,927	134,341,421	144,338,240
End of year	$298,399,687	$237,926,610	$253,163,222	$217,808,120	$150,396,056	$134,341,421
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	35

STATEMENTS OF CHANGES IN NET ASSETS 8-31-20

Continued
	Multi-Index 2015 Lifetime Portfolio		Multi-Index 2010 Lifetime Portfolio
	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment income	$1,147,381	$1,179,684	$845,525	$764,306
Net realized gain	1,874,513	985,024	1,127,624	612,870
Change in net unrealized appreciation (depreciation)	772,748	(10,817)	413,979	110,696
Increase in net assets resulting from operations	3,794,642	2,153,891	2,387,128	1,487,872
Distributions to shareholders
From earnings
Class R4	(70,004)	(3,423)	(10,060)	(3,901)
Class R6	(929,232)	(134,018)	(401,163)	(103,392)
Class 1	(1,881,062)	(2,757,989)	(1,201,493)	(1,879,472)
Total distributions	(2,880,298)	(2,895,430)	(1,612,716)	(1,986,765)
Portfolio share transactions
From portfolio share transactions	5,510,479	(2,529,618)	4,694,346	(2,461,465)
Total increase (decrease)	6,424,823	(3,271,157)	5,468,758	(2,960,358)
Net assets
Beginning of year	39,842,237	43,113,394	26,778,461	29,738,819
End of year	$46,267,060	$39,842,237	$32,247,219	$26,778,461
36	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Multi-Index 2060 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2060 Lifetime Portfolio
Class R4
08-31-2020	12.06	0.13	1.59	1.72	(0.26)	(0.57)	(0.83)	12.95	14.56	1.02	0.24	1.16	376	32
08-31-2019	12.89	0.24 [5]	(0.35)	(0.11)	(0.21)	(0.51)	(0.72)	12.06	(0.04)	1.00	0.16	1.97 [5]	53	13
08-31-2018	12.03	0.23 [5]	1.12	1.35	(0.20)	(0.29)	(0.49)	12.89	11.35	1.65	0.16	1.84 [5]	57	24
08-31-2017 [6]	11.31	0.02	0.70	0.72	—	—	—	12.03	6.37 [7]	4.24 [8]	0.18 [8]	0.44 [8]	53	46 [9]
Class R6
08-31-2020	12.06	0.22	1.53	1.75	(0.28)	(0.57)	(0.85)	12.96	14.84	0.70	—	1.90	8,365	32
08-31-2019	12.90	0.22 [5]	(0.32)	(0.10)	(0.23)	(0.51)	(0.74)	12.06	0.08	0.75	—	1.88 [5]	2,758	13
08-31-2018	12.03	0.26 [5]	1.12	1.38	(0.22)	(0.29)	(0.51)	12.90	11.61	1.40	—	2.08 [5]	948	24
08-31-2017	10.60	0.21	1.40	1.61	(0.18)	—	(0.18)	12.03	15.40	3.99	0.02	1.91	188	46
08-31-2016 [10]	10.00	0.03	0.57	0.60	—	—	—	10.60	6.00 [7]	52.88 [8]	0.10 [8]	0.60 [8]	106	1
Class 1
08-31-2020	12.06	0.25	1.50	1.75	(0.28)	(0.57)	(0.85)	12.96	14.77	0.73	0.05	2.08	36,437	32
08-31-2019	12.90	0.23 [5]	(0.33)	(0.10)	(0.23)	(0.51)	(0.74)	12.06	0.03	0.78	0.05	1.92 [5]	24,271	13
08-31-2018	12.03	0.22 [5]	1.15	1.37	(0.21)	(0.29)	(0.50)	12.90	11.56	1.44	0.05	1.75 [5]	15,168	24
08-31-2017	10.60	0.18	1.43	1.61	(0.18)	—	(0.18)	12.03	15.36	4.03	0.07	1.60	5,691	46
08-31-2016 [10]	10.00	0.01	0.59	0.60	—	—	—	10.60	6.00 [7]	52.91 [8]	0.15 [8]	0.31 [8]	558	1

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 per share, and 0.01% and less than 0.005% for the periods ended 8-31-19 and 8-31-18, respectively.
[6] The inception date for Class R4 shares is 4-7-17.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
[10] Period from 3-30-16 (commencement of operations) to 8-31-16.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	37

Financial highlights continued
Multi-Index 2055 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2055 Lifetime Portfolio
Class R4
08-31-2020	11.48	0.06	1.58	1.64	(0.25)	(0.72)	(0.97)	12.15	14.67	0.76	0.26	0.57	2,219	28
08-31-2019	12.71	0.23 [5]	(0.40)	(0.17)	(0.23)	(0.83)	(1.06)	11.48	(0.14)	0.65	0.16	1.96 [5]	52	18
08-31-2018	12.18	0.23 [5]	1.13	1.36	(0.23)	(0.60)	(0.83)	12.71	11.42	0.73	0.16	1.86 [5]	55	17
08-31-2017 [6]	11.45	0.02	0.71	0.73	—	—	—	12.18	6.38 [7]	0.72 [8]	0.18 [8]	0.45 [8]	53	15 [9]
Class R6
08-31-2020	11.48	0.23	1.44	1.67	(0.27)	(0.72)	(0.99)	12.16	14.95	0.42	—	2.04	24,431	28
08-31-2019	12.71	0.21 [5]	(0.36)	(0.15)	(0.25)	(0.83)	(1.08)	11.48	0.06	0.40	—	1.86 [5]	10,711	18
08-31-2018	12.19	0.20 [5]	1.17	1.37	(0.25)	(0.60)	(0.85)	12.71	11.49	0.48	—	1.64 [5]	4,456	17
08-31-2017	10.91	0.10	1.53	1.63	(0.21)	(0.14)	(0.35)	12.19	15.35	0.47	0.01	0.84	1,746	15
08-31-2016	10.14	0.19	0.75	0.94	(0.15)	(0.02)	(0.17)	10.91	9.45	0.69	0.07	1.90	109	8
Class 1
08-31-2020	11.49	0.24	1.42	1.66	(0.27)	(0.72)	(0.99)	12.16	14.78	0.46	0.05	2.13	90,699	28
08-31-2019	12.72	0.23 [5]	(0.39)	(0.16)	(0.24)	(0.83)	(1.07)	11.49	0.00 [10]	0.44	0.05	2.01 [5]	71,469	18
08-31-2018	12.19	0.24 [5]	1.13	1.37	(0.24)	(0.60)	(0.84)	12.72	11.52	0.51	0.05	1.90 [5]	66,316	17
08-31-2017	10.91	0.21	1.42	1.63	(0.21)	(0.14)	(0.35)	12.19	15.28	0.51	0.06	1.86	52,950	15
08-31-2016	10.14	0.16	0.78	0.94	(0.15)	(0.02)	(0.17)	10.91	9.39	0.73	0.12	1.61	33,895	8

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 per share and 0.01% for the periods ended 8-31-19 and 8-31-18.
[6] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
[10] Less than 0.005%.
38	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2050 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2050 Lifetime Portfolio
Class R4
08-31-2020	11.61	0.10	1.56	1.66	(0.25)	(0.75)	(1.00)	12.27	14.61	0.73	0.26	0.95	2,351	30
08-31-2019	12.85	0.10 [5]	(0.28)	(0.18)	(0.23)	(0.83)	(1.06)	11.61	(0.18)	0.68	0.24	0.87 [5]	241	19
08-31-2018	12.26	0.23 [5]	1.14	1.37	(0.22)	(0.56)	(0.78)	12.85	11.44	0.66	0.16	1.86 [5]	56	14
08-31-2017 [6]	11.53	0.02	0.71	0.73	—	—	—	12.26	6.33 [7]	0.69 [8]	0.18 [8]	0.44 [8]	53	16 [9]
Class R6
08-31-2020	11.62	0.24	1.45	1.69	(0.28)	(0.75)	(1.03)	12.28	14.89	0.38	—	2.09	48,478	30
08-31-2019	12.85	0.23 [5]	(0.38)	(0.15)	(0.25)	(0.83)	(1.08)	11.62	0.11	0.36	—	1.98 [5]	26,188	19
08-31-2018	12.26	0.23 [5]	1.16	1.39	(0.24)	(0.56)	(0.80)	12.85	11.61	0.41	—	1.84 [5]	18,646	14
08-31-2017	10.99	0.04	1.60	1.64	(0.22)	(0.15)	(0.37)	12.26	15.26	0.44	0.01	0.31	10,359	16
08-31-2016	10.22	0.20	0.77	0.97	(0.16)	(0.04)	(0.20)	10.99	9.52	0.65	0.07	1.91	110	8
Class 1
08-31-2020	11.62	0.25	1.43	1.68	(0.27)	(0.75)	(1.02)	12.28	14.82	0.42	0.05	2.16	109,857	30
08-31-2019	12.85	0.23 [5]	(0.38)	(0.15)	(0.25)	(0.83)	(1.08)	11.62	0.05	0.39	0.05	2.01 [5]	91,692	19
08-31-2018	12.27	0.24 [5]	1.13	1.37	(0.23)	(0.56)	(0.79)	12.85	11.46	0.45	0.05	1.90 [5]	88,412	14
08-31-2017	10.99	0.22	1.42	1.64	(0.21)	(0.15)	(0.36)	12.27	15.29	0.48	0.06	1.90	70,115	16
08-31-2016	10.22	0.17	0.79	0.96	(0.15)	(0.04)	(0.19)	10.99	9.46	0.68	0.12	1.61	47,118	8

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 per share and 0.01% for the periods ended 8-31-19 and 8-31-18.
[6] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	39

Financial highlights continued
Multi-Index 2045 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2045 Lifetime Portfolio
Class R4
08-31-2020	11.49	0.13	1.51	1.64	(0.26)	(0.76)	(1.02)	12.11	14.67	0.70	0.27	1.18	3,188	33
08-31-2019	12.76	0.20 [5]	(0.38)	(0.18)	(0.23)	(0.86)	(1.09)	11.49	(0.11)	0.60	0.18	1.72 [5]	50	19
08-31-2018	12.21	0.23 [5]	1.14	1.37	(0.22)	(0.60)	(0.82)	12.76	11.37	0.62	0.16	1.87 [5]	56	12
08-31-2017 [6]	11.48	0.02	0.71	0.73	—	—	—	12.21	6.35 [7]	0.63 [8]	0.18 [8]	0.44 [8]	53	21 [9]
Class R6
08-31-2020	11.51	0.24	1.43	1.67	(0.28)	(0.76)	(1.04)	12.14	14.94	0.35	—	2.16	66,299	33
08-31-2019	12.77	0.22 [5]	(0.37)	(0.15)	(0.25)	(0.86)	(1.11)	11.51	0.09	0.33	—	1.96 [5]	44,013	19
08-31-2018	12.22	0.23 [5]	1.15	1.38	(0.23)	(0.60)	(0.83)	12.77	11.61	0.37	—	1.85 [5]	32,149	12
08-31-2017	10.96	0.03	1.60	1.63	(0.22)	(0.15)	(0.37)	12.22	15.29	0.37	0.01	0.24	21,476	21
08-31-2016	10.21	0.20	0.75	0.95	(0.16)	(0.04)	(0.20)	10.96	9.35	0.50	0.07	1.91	110	7
Class 1
08-31-2020	11.50	0.24	1.42	1.66	(0.27)	(0.76)	(1.03)	12.13	14.89	0.39	0.05	2.15	142,635	33
08-31-2019	12.76	0.23 [5]	(0.39)	(0.16)	(0.24)	(0.86)	(1.10)	11.50	0.03	0.37	0.05	2.02 [5]	120,446	19
08-31-2018	12.22	0.24 [5]	1.13	1.37	(0.23)	(0.60)	(0.83)	12.76	11.47	0.40	0.05	1.90 [5]	121,475	12
08-31-2017	10.96	0.22	1.40	1.62	(0.21)	(0.15)	(0.36)	12.22	15.24	0.41	0.06	1.93	100,206	21
08-31-2016	10.20	0.17	0.78	0.95	(0.15)	(0.04)	(0.19)	10.96	9.41	0.53	0.12	1.64	74,804	7

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 per share and 0.01% for the periods ended 8-31-19 and 8-31-18.
[6] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
40	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2040 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2040 Lifetime Portfolio
Class R4
08-31-2020	11.50	0.08	1.57	1.65	(0.26)	(0.77)	(1.03)	12.12	14.75	0.69	0.26	0.77	1,808	41
08-31-2019	12.79	0.23 [5]	(0.38)	(0.15)	(0.23)	(0.91)	(1.14)	11.50	0.11	0.58	0.17	1.96 [5]	54	18
08-31-2018	12.25	0.24	1.10	1.34	(0.22)	(0.58)	(0.80)	12.79	11.20	0.61	0.16	1.87	56	15
08-31-2017 [6]	11.52	0.02	0.71	0.73	—	—	—	12.25	6.34 [7]	0.61 [8]	0.18 [8]	0.46 [8]	53	19 [9]
Class R6
08-31-2020	11.50	0.25	1.43	1.68	(0.28)	(0.77)	(1.05)	12.13	15.05	0.35	0.01	2.21	56,804	41
08-31-2019	12.80	0.23 [5]	(0.37)	(0.14)	(0.25)	(0.91)	(1.16)	11.50	0.23	0.33	—	2.01 [5]	37,168	18
08-31-2018	12.25	0.24	1.13	1.37	(0.24)	(0.58)	(0.82)	12.80	11.46	0.36	—	1.90	27,193	15
08-31-2017	10.99	0.03	1.60	1.63	(0.22)	(0.15)	(0.37)	12.25	15.24	0.36	0.02	0.25	20,326	19
08-31-2016	10.22	0.20	0.76	0.96	(0.16)	(0.03)	(0.19)	10.99	9.46	0.45	0.07	1.90	110	10
Class 1
08-31-2020	11.50	0.25	1.42	1.67	(0.27)	(0.77)	(1.04)	12.13	14.98	0.39	0.06	2.23	171,471	41
08-31-2019	12.79	0.24 [5]	(0.38)	(0.14)	(0.24)	(0.91)	(1.15)	11.50	0.25	0.37	0.05	2.04 [5]	152,593	18
08-31-2018	12.25	0.24	1.11	1.35	(0.23)	(0.58)	(0.81)	12.79	11.32	0.39	0.05	1.92	151,315	15
08-31-2017	10.98	0.22	1.41	1.63	(0.21)	(0.15)	(0.36)	12.25	15.29	0.39	0.07	1.92	130,499	19
08-31-2016	10.21	0.17	0.78	0.95	(0.15)	(0.03)	(0.18)	10.98	9.42	0.49	0.12	1.60	94,444	10

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 per share and less than 0.005% for the periods ended 8-31-19.
[6] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	41

Financial highlights continued
Multi-Index 2035 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2035 Lifetime Portfolio
Class R4
08-31-2020	11.40	0.15	1.42	1.57	(0.27)	(0.70)	(0.97)	12.00	14.15	0.71	0.29	1.39	3,970	42
08-31-2019	12.52	0.22	(0.28)	(0.06)	(0.24)	(0.82)	(1.06)	11.40	0.72	0.61	0.19	1.92	66	19
08-31-2018	12.11	0.24	0.98	1.22	(0.23)	(0.58)	(0.81)	12.52	10.35	0.61	0.18	1.96	55	15
08-31-2017 [5]	11.42	0.03	0.66	0.69	—	—	—	12.11	6.04 [6]	0.60 [7]	0.20 [7]	0.59 [7]	53	22 [8]
Class R6
08-31-2020	11.40	0.25	1.35	1.60	(0.29)	(0.70)	(0.99)	12.01	14.45	0.36	0.03	2.27	61,944	42
08-31-2019	12.52	0.24	(0.28)	(0.04)	(0.26)	(0.82)	(1.08)	11.40	0.93	0.34	0.01	2.11	38,369	19
08-31-2018	12.11	0.24	1.00	1.24	(0.25)	(0.58)	(0.83)	12.52	10.51	0.36	0.01	1.96	20,590	15
08-31-2017	10.94	0.05	1.50	1.55	(0.22)	(0.16)	(0.38)	12.11	14.56	0.35	0.03	0.42	14,013	22
08-31-2016	10.21	0.20	0.73	0.93	(0.16)	(0.04)	(0.20)	10.94	9.20	0.42	0.09	1.98	109	10
Class 1
08-31-2020	11.40	0.26	1.33	1.59	(0.28)	(0.70)	(0.98)	12.01	14.40	0.40	0.08	2.28	210,077	42
08-31-2019	12.52	0.25	(0.29)	(0.04)	(0.26)	(0.82)	(1.08)	11.40	0.88	0.38	0.06	2.19	185,231	19
08-31-2018	12.11	0.25	0.99	1.24	(0.25)	(0.58)	(0.83)	12.52	10.46	0.40	0.06	2.01	195,082	15
08-31-2017	10.95	0.22	1.31	1.53	(0.21)	(0.16)	(0.37)	12.11	14.39	0.39	0.08	1.97	169,855	22
08-31-2016	10.21	0.18	0.76	0.94	(0.16)	(0.04)	(0.20)	10.95	9.24	0.45	0.14	1.72	121,902	10

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
42	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2030 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2030 Lifetime Portfolio
Class R4
08-31-2020	11.31	0.19	1.26	1.45	(0.27)	(0.59)	(0.86)	11.90	13.20	0.74	0.32	1.78	6,232	45
08-31-2019	12.20	0.24	(0.15)	0.09	(0.25)	(0.73)	(0.98)	11.31	1.80	0.62	0.21	2.18	56	24
08-31-2018	11.95	0.25	0.80	1.05	(0.23)	(0.57)	(0.80)	12.20	9.03	0.63	0.21	2.07	54	19
08-31-2017 [5]	11.31	0.04	0.60	0.64	—	—	—	11.95	5.66 [6]	0.62 [7]	0.22 [7]	0.77 [7]	53	25 [8]
Class R6
08-31-2020	11.32	0.25	1.22	1.47	(0.29)	(0.59)	(0.88)	11.91	13.38	0.39	0.06	2.29	46,937	45
08-31-2019	12.21	0.25	(0.14)	0.11	(0.27)	(0.73)	(1.00)	11.32	2.01	0.37	0.04	2.29	21,285	24
08-31-2018	11.95	0.24	0.84	1.08	(0.25)	(0.57)	(0.82)	12.21	9.30	0.38	0.05	1.98	6,635	19
08-31-2017	10.92	0.08	1.32	1.40	(0.23)	(0.14)	(0.37)	11.95	13.22	0.37	0.06	0.75	4,730	25
08-31-2016	10.21	0.22	0.70	0.92	(0.17)	(0.04)	(0.21)	10.92	9.10	0.41	0.11	2.11	109	8
Class 1
08-31-2020	11.31	0.26	1.21	1.47	(0.28)	(0.59)	(0.87)	11.91	13.43	0.42	0.11	2.35	245,230	45
08-31-2019	12.20	0.26	(0.16)	0.10	(0.26)	(0.73)	(0.99)	11.31	1.94	0.41	0.09	2.33	216,585	24
08-31-2018	11.95	0.25	0.82	1.07	(0.25)	(0.57)	(0.82)	12.20	9.16	0.42	0.10	2.12	229,653	19
08-31-2017	10.92	0.24	1.16	1.40	(0.23)	(0.14)	(0.37)	11.95	13.16	0.40	0.11	2.10	205,698	25
08-31-2016	10.21	0.19	0.72	0.91	(0.16)	(0.04)	(0.20)	10.92	9.05	0.44	0.16	1.85	155,730	8

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	43

Financial highlights continued
Multi-Index 2025 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2025 Lifetime Portfolio
Class R4
08-31-2020	11.15	0.20	1.07	1.27	(0.28)	(0.52)	(0.80)	11.62	11.74	0.77	0.36	1.82	4,177	62
08-31-2019	11.86	0.27	(0.04) [5]	0.23	(0.27)	(0.67)	(0.94)	11.15	2.94	0.66	0.25	2.40	55	25
08-31-2018	11.72	0.26	0.62	0.88	(0.24)	(0.50)	(0.74)	11.86	7.72	0.67	0.25	2.20	53	23
08-31-2017 [6]	11.15	0.05	0.52	0.57	—	—	—	11.72	5.11 [7]	0.65 [8]	0.26 [8]	0.99 [8]	53	28 [9]
Class R6
08-31-2020	11.15	0.27	1.03	1.30	(0.30)	(0.52)	(0.82)	11.63	11.98	0.42	0.10	2.45	43,689	62
08-31-2019	11.87	0.24	— [5,10]	0.24	(0.29)	(0.67)	(0.96)	11.15	3.05	0.41	0.08	2.23	17,092	25
08-31-2018	11.72	0.27	0.64	0.91	(0.26)	(0.50)	(0.76)	11.87	7.96	0.42	0.08	2.29	4,587	23
08-31-2017	10.90	0.11	1.10	1.21	(0.25)	(0.14)	(0.39)	11.72	11.46	0.40	0.09	1.03	3,001	28
08-31-2016	10.21	0.24	0.66	0.90	(0.18)	(0.03)	(0.21)	10.90	8.92	0.43	0.14	2.31	109	12
Class 1
08-31-2020	11.14	0.27	1.02	1.29	(0.29)	(0.52)	(0.81)	11.62	11.94	0.46	0.15	2.46	205,297	62
08-31-2019	11.86	0.28	(0.05) [5]	0.23	(0.28)	(0.67)	(0.95)	11.14	2.99	0.44	0.13	2.52	200,661	25
08-31-2018	11.72	0.27	0.63	0.90	(0.26)	(0.50)	(0.76)	11.86	7.83	0.46	0.13	2.26	215,247	23
08-31-2017	10.89	0.25	0.97	1.22	(0.25)	(0.14)	(0.39)	11.72	11.50	0.44	0.14	2.25	198,109	28
08-31-2016	10.20	0.22	0.67	0.89	(0.17)	(0.03)	(0.20)	10.89	8.87	0.46	0.19	2.11	158,969	12

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio.
[6] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
[10] Less than $0.005 per share.
44	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2020 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2020 Lifetime Portfolio
Class R4
08-31-2020	11.01	0.24	0.80	1.04	(0.29)	(0.42)	(0.71)	11.34	9.66	0.86	0.39	2.26	4,746	78
08-31-2019	11.48	0.24	0.13	0.37	(0.28)	(0.56)	(0.84)	11.01	4.12	0.75	0.29	2.25	101	24
08-31-2018	11.45	0.27	0.43	0.70	(0.26)	(0.41)	(0.67)	11.48	6.25	0.74	0.26	2.34	52	30
08-31-2017 [5]	10.96	0.06	0.43	0.49	—	—	—	11.45	4.47 [6]	0.71 [7]	0.28 [7]	1.25 [7]	52	37 [8]
Class R6
08-31-2020	11.02	0.27	0.80	1.07	(0.31)	(0.42)	(0.73)	11.36	9.97	0.51	0.13	2.52	38,491	78
08-31-2019	11.49	0.27	0.12	0.39	(0.30)	(0.56)	(0.86)	11.02	4.32	0.47	0.10	2.54	9,368	24
08-31-2018	11.46	0.25	0.47	0.72	(0.28)	(0.41)	(0.69)	11.49	6.42	0.49	0.10	2.21	2,816	30
08-31-2017	10.84	0.21	0.79	1.00	(0.25)	(0.13)	(0.38)	11.46	9.62	0.46	0.11	1.97	622	37
08-31-2016	10.17	0.26	0.61	0.87	(0.18)	(0.02)	(0.20)	10.84	8.78	0.50	0.16	2.53	108	18
Class 1
08-31-2020	11.01	0.29	0.77	1.06	(0.30)	(0.42)	(0.72)	11.35	9.93	0.54	0.18	2.70	107,158	78
08-31-2019	11.48	0.30	0.08	0.38	(0.29)	(0.56)	(0.85)	11.01	4.27	0.50	0.15	2.73	124,872	24
08-31-2018	11.46	0.28	0.42	0.70	(0.27)	(0.41)	(0.68)	11.48	6.28	0.52	0.15	2.44	141,470	30
08-31-2017	10.83	0.26	0.76	1.02	(0.26)	(0.13)	(0.39)	11.46	9.67	0.50	0.16	2.41	144,223	37
08-31-2016	10.17	0.24	0.62	0.86	(0.18)	(0.02)	(0.20)	10.83	8.62	0.53	0.21	2.35	120,211	18

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	45

Financial highlights continued
Multi-Index 2015 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2015 Lifetime Portfolio
Class R4
08-31-2020	10.82	0.22	0.67	0.89	(0.30)	(0.41)	(0.71)	11.00	8.45	1.11	0.40	2.12	1,582	99
08-31-2019	11.07	0.29	0.20	0.49	(0.29)	(0.45)	(0.74)	10.82	5.20	0.90	0.27	2.73	50	27
08-31-2018	11.18	0.27	0.28	0.55	(0.28)	(0.38)	(0.66)	11.07	5.01	0.96	0.27	2.47	52	28
08-31-2017 [5]	10.74	0.07	0.37	0.44	—	—	—	11.18	4.10 [6]	0.88 [7]	0.29 [7]	1.48 [7]	52	47 [8]
Class R6
08-31-2020	10.82	0.28	0.64	0.92	(0.31)	(0.41)	(0.72)	11.02	8.81	0.76	0.14	2.63	15,783	99
08-31-2019	11.07	0.27	0.23	0.50	(0.30)	(0.45)	(0.75)	10.82	5.39	0.65	0.10	2.57	3,227	27
08-31-2018	11.18	0.31	0.26	0.57	(0.30)	(0.38)	(0.68)	11.07	5.17	0.71	0.11	2.80	880	28
08-31-2017	10.74	0.24	0.59	0.83	(0.27)	(0.12)	(0.39)	11.18	8.04	0.63	0.12	2.26	383	47
08-31-2016	10.12	0.27	0.57	0.84	(0.19)	(0.03)	(0.22)	10.74	8.41	0.76	0.17	2.68	107	26
Class 1
08-31-2020	10.82	0.29	0.63	0.92	(0.31)	(0.41)	(0.72)	11.02	8.76	0.80	0.19	2.72	28,901	99
08-31-2019	11.07	0.30	0.20	0.50	(0.30)	(0.45)	(0.75)	10.82	5.33	0.69	0.15	2.84	36,564	27
08-31-2018	11.18	0.28	0.28	0.56	(0.29)	(0.38)	(0.67)	11.07	5.12	0.75	0.16	2.56	42,181	28
08-31-2017	10.74	0.27	0.56	0.83	(0.27)	(0.12)	(0.39)	11.18	7.98	0.66	0.17	2.52	44,768	47
08-31-2016	10.11	0.25	0.59	0.84	(0.18)	(0.03)	(0.21)	10.74	8.47	0.79	0.22	2.47	46,862	26

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
46	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2010 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2010 Lifetime Portfolio
Class R4
08-31-2020	10.53	0.25	0.57	0.82	(0.27)	(0.24)	(0.51)	10.84	7.92	1.25	0.38	2.44	207	96
08-31-2019	10.81	0.29	0.25	0.54	(0.31)	(0.51)	(0.82)	10.53	5.91	1.07	0.28	2.84	50	35
08-31-2018	10.93	0.28	0.15	0.43	(0.28)	(0.27)	(0.55)	10.81	3.97	1.13	0.27	2.57	51	49
08-31-2017 [5]	10.53	0.07	0.33	0.40	—	—	—	10.93	3.80 [6]	1.04 [7]	0.29 [7]	1.62 [7]	52	52 [8]
Class R6
08-31-2020	10.55	0.32	0.51	0.83	(0.28)	(0.24)	(0.52)	10.86	8.09	0.92	0.14	3.05	4,651	96
08-31-2019	10.83	0.28	0.28	0.56	(0.33)	(0.51)	(0.84)	10.55	6.10	0.82	0.11	2.77	2,172	35
08-31-2018	10.94	0.31	0.14	0.45	(0.29)	(0.27)	(0.56)	10.83	4.22	0.88	0.10	2.88	964	49
08-31-2017	10.68	0.16	0.56	0.72	(0.30)	(0.16)	(0.46)	10.94	6.98	0.79	0.13	1.59	1,953	52
08-31-2016	10.10	0.29	0.53	0.82	(0.18)	(0.06)	(0.24)	10.68	8.31	0.95	0.17	2.81	107	46
Class 1
08-31-2020	10.54	0.28	0.55	0.83	(0.28)	(0.24)	(0.52)	10.85	8.04	0.96	0.19	2.74	27,389	96
08-31-2019	10.82	0.30	0.25	0.55	(0.32)	(0.51)	(0.83)	10.54	6.05	0.86	0.16	2.95	24,556	35
08-31-2018	10.93	0.29	0.16	0.45	(0.29)	(0.27)	(0.56)	10.82	4.17	0.92	0.15	2.67	28,723	49
08-31-2017	10.68	0.28	0.42	0.70	(0.29)	(0.16)	(0.45)	10.93	6.83	0.83	0.18	2.59	29,065	52
08-31-2016	10.09	0.27	0.56	0.83	(0.18)	(0.06)	(0.24)	10.68	8.36	0.99	0.22	2.64	29,563	46

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	47

Notes to financial statements
Note 1—Organization
John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, eleven of which are presented in this report (collectively, the Multi-Index Lifetime Portfolios, or the portfolios and individually, the portfolio). The portfolios operate as “funds of funds” that may invest in affiliated underlying funds of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.
The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The investment objective of each portfolio is to seek high total return through each portfolio’s target retirement dates, with a greater focus on income beyond the target dates. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds' shareholder reports are also available without charge by calling 800-225-5291 or visiting jhinvestments.com. The underlying funds are not covered by this report.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios' Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and other open end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. ETFs held by the portfolios are valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios' Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios' own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios' investments as of August 31, 2020, by major security category or type:
	Total value at 8-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multi-Index 2060 Lifetime Portfolio
Investments in securities:
Assets
48	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

	Total value at 8-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multi-Index 2060 Lifetime Portfolio (continued)
Affiliated investment companies	$26,522,066	$26,522,066	—	—
Unaffiliated investment companies	17,999,497	17,999,497	—	—
U.S. Government and Agency obligations	564,290	—	$564,290	—
Short-term investments	147,369	147,369	—	—
Total investments in securities	$45,233,222	$44,668,932	$564,290	—

Multi-Index 2055 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$68,900,689	$68,900,689	—	—
Unaffiliated investment companies	46,458,978	46,458,978	—	—
U.S. Government and Agency obligations	1,471,394	—	$1,471,394	—
Short-term investments	380,151	380,151	—	—
Total investments in securities	$117,211,212	$115,739,818	$1,471,394	—

Multi-Index 2050 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$94,289,457	$94,289,457	—	—
Unaffiliated investment companies	63,827,614	63,827,614	—	—
U.S. Government and Agency obligations	2,030,431	—	$2,030,431	—
Short-term investments	509,161	509,161	—	—
Total investments in securities	$160,656,663	$158,626,232	$2,030,431	—

Multi-Index 2045 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$124,440,267	$124,440,267	—	—
Unaffiliated investment companies	84,122,016	84,122,016	—	—
U.S. Government and Agency obligations	2,715,793	—	$2,715,793	—
Short-term investments	2,417,724	2,417,724	—	—
Total investments in securities	$213,695,800	$210,980,007	$2,715,793	—

Multi-Index 2040 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$129,914,226	$129,914,226	—	—
Unaffiliated investment companies	94,187,913	94,187,913	—	—
U.S. Government and Agency obligations	5,075,175	—	$5,075,175	—
Short-term investments	767,800	767,800	—	—
Total investments in securities	$229,945,114	$224,869,939	$5,075,175	—

Multi-Index 2035 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$142,958,767	$142,958,767	—	—
Unaffiliated investment companies	123,096,059	123,096,059	—	—
U.S. Government and Agency obligations	8,700,473	—	$8,700,473	—
Short-term investments	1,056,022	1,056,022	—	—
Total investments in securities	$275,811,321	$267,110,848	$8,700,473	—

Multi-Index 2030 Lifetime Portfolio
Investments in securities:
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	49

	Total value at 8-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multi-Index 2030 Lifetime Portfolio (continued)
Assets
Affiliated investment companies	$138,743,442	$138,743,442	—	—
Unaffiliated investment companies	146,064,388	146,064,388	—	—
U.S. Government and Agency obligations	12,243,668	—	$12,243,668	—
Short-term investments	2,310,448	2,310,448	—	—
Total investments in securities	$299,361,946	$287,118,278	$12,243,668	—

Multi-Index 2025 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$102,077,025	$102,077,025	—	—
Unaffiliated investment companies	136,171,747	136,171,747	—	—
U.S. Government and Agency obligations	13,608,098	—	$13,608,098	—
Short-term investments	4,927,515	4,927,515	—	—
Total investments in securities	$256,784,385	$243,176,287	$13,608,098	—

Multi-Index 2020 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$41,311,542	$41,311,542	—	—
Unaffiliated investment companies	99,333,544	99,333,544	—	—
U.S. Government and Agency obligations	9,175,272	—	$9,175,272	—
Short-term investments	429,877	429,877	—	—
Total investments in securities	$150,250,235	$141,074,963	$9,175,272	—

Multi-Index 2015 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$10,667,437	$10,667,437	—	—
Unaffiliated investment companies	32,597,825	32,597,825	—	—
U.S. Government and Agency obligations	2,887,957	—	$2,887,957	—
Short-term investments	110,343	110,343	—	—
Total investments in securities	$46,263,562	$43,375,605	$2,887,957	—

Multi-Index 2010 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$5,540,522	$5,540,522	—	—
Unaffiliated investment companies	24,342,098	24,342,098	—	—
U.S. Government and Agency obligations	2,203,798	—	$2,203,798	—
Short-term investments	1,051	1,051	—	—
Total investments in securities	$32,087,469	$29,883,671	$2,203,798	—
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the portfolios may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the portfolios may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
50	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Income and capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
Securities lending. The portfolios may lend their securities to earn additional income. The portfolios receive collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios will invest their cash collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the portfolios and the corresponding cash collateral received at August 31, 2020:
Portfolio	Market value of securities on loan	Cash collateral received
Multi-Index 2045 Lifetime Portfolio	$1,581,000	$1,621,875
Multi-Index 2030 Lifetime Portfolio	1,405,351	1,435,574
Multi-Index 2025 Lifetime Portfolio	4,481,145	4,573,319
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. Effective June 25, 2020, the portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating portfolio paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset based allocations and amortized over 365 days. Prior to June 25, 2020, the portfolios and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. For the year ended August 31, 2020, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended August 31, 2020 were as follows:
Portfolio	Commitment fee
Multi-Index 2060 Lifetime Portfolio	$2,670
Multi-Index 2055 Lifetime Portfolio	2,846
Multi-Index 2050 Lifetime Portfolio	2,955
Multi-Index 2045 Lifetime Portfolio	3,087
Multi-Index 2040 Lifetime Portfolio	3,146
Multi-Index 2035 Lifetime Portfolio	3,250
Multi-Index 2030 Lifetime Portfolio	3,320
Multi-Index 2025 Lifetime Portfolio	3,230
Multi-Index 2020 Lifetime Portfolio	2,989
Multi-Index 2015 Lifetime Portfolio	2,693
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	51

Portfolio	Commitment fee
Multi-Index 2010 Lifetime Portfolio	$2,656
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2020, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on August 31, 2020, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multi-Index 2060 Lifetime Portfolio	$42,263,469	$2,973,861	$(4,108)	$2,969,753
Multi-Index 2055 Lifetime Portfolio	109,364,925	7,867,177	(20,890)	7,846,287
Multi-Index 2050 Lifetime Portfolio	151,467,000	9,208,068	(18,405)	9,189,663
Multi-Index 2045 Lifetime Portfolio	200,854,507	12,882,216	(40,923)	12,841,293
Multi-Index 2040 Lifetime Portfolio	217,965,606	12,434,834	(455,326)	11,979,508
Multi-Index 2035 Lifetime Portfolio	259,721,095	17,231,082	(1,140,856)	16,090,226
Multi-Index 2030 Lifetime Portfolio	281,708,042	19,591,591	(1,937,687)	17,653,904
Multi-Index 2025 Lifetime Portfolio	243,899,761	15,216,356	(2,331,732)	12,884,624
Multi-Index 2020 Lifetime Portfolio	143,938,435	8,194,465	(1,882,665)	6,311,800
Multi-Index 2015 Lifetime Portfolio	44,680,347	2,136,413	(553,198)	1,583,215
Multi-Index 2010 Lifetime Portfolio	31,390,483	1,110,655	(413,669)	696,986
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.
The tax character of distributions for the year ended August 31, 2020 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multi-Index 2060 Lifetime Portfolio	$686,095	$1,417,699	$2,103,794
Multi-Index 2055 Lifetime Portfolio	2,025,610	5,461,524	7,487,134
Multi-Index 2050 Lifetime Portfolio	2,934,211	7,952,581	10,886,792
Multi-Index 2045 Lifetime Portfolio	4,025,244	11,187,347	15,212,591
Multi-Index 2040 Lifetime Portfolio	4,662,307	13,105,515	17,767,822
Multi-Index 2035 Lifetime Portfolio	5,602,138	13,956,434	19,558,572
Multi-Index 2030 Lifetime Portfolio	6,273,579	13,022,155	19,295,734
Multi-Index 2025 Lifetime Portfolio	6,018,155	10,640,028	16,658,183
Multi-Index 2020 Lifetime Portfolio	4,079,892	5,614,845	9,694,737
Multi-Index 2015 Lifetime Portfolio	1,233,199	1,647,099	2,880,298
Multi-Index 2010 Lifetime Portfolio	864,013	748,703	1,612,716
The tax character of distributions for the year ended August 31, 2019 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multi-Index 2060 Lifetime Portfolio	$415,897	$762,232	$1,178,129
Multi-Index 2055 Lifetime Portfolio	1,642,180	4,801,483	6,443,663
Multi-Index 2050 Lifetime Portfolio	2,414,935	7,023,626	9,438,561
Multi-Index 2045 Lifetime Portfolio	3,445,267	10,256,570	13,701,837
Multi-Index 2040 Lifetime Portfolio	4,182,848	12,658,733	16,841,581
52	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multi-Index 2035 Lifetime Portfolio	$5,065,311	$14,033,968	$19,099,279
Multi-Index 2030 Lifetime Portfolio	5,821,024	13,901,746	19,722,770
Multi-Index 2025 Lifetime Portfolio	5,547,859	11,609,536	17,157,395
Multi-Index 2020 Lifetime Portfolio	3,885,954	6,697,067	10,583,021
Multi-Index 2015 Lifetime Portfolio	1,222,773	1,672,657	2,895,430
Multi-Index 2010 Lifetime Portfolio	798,097	1,188,668	1,986,765
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Multi-Index 2060 Lifetime Portfolio	$177,627	$786,355
Multi-Index 2055 Lifetime Portfolio	516,450	2,806,076
Multi-Index 2050 Lifetime Portfolio	704,508	4,168,024
Multi-Index 2045 Lifetime Portfolio	953,265	5,751,577
Multi-Index 2040 Lifetime Portfolio	1,407,935	7,123,562
Multi-Index 2035 Lifetime Portfolio	2,049,176	8,105,969
Multi-Index 2030 Lifetime Portfolio	3,010,350	8,175,945
Multi-Index 2025 Lifetime Portfolio	3,159,062	7,381,601
Multi-Index 2020 Lifetime Portfolio	2,206,439	3,794,967
Multi-Index 2015 Lifetime Portfolio	587,545	1,528,501
Multi-Index 2010 Lifetime Portfolio	384,871	936,865
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirect, wholly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.
The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III) (Assets in a fund of the Trust or JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets). Aggregate net assets include the net assets of the portfolios, similar portfolios of John Hancock Variable Insurance Trust (JHVIT), and similar portfolios of the Trust. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Variable Trust Advisers LLC and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.
Management fees are determined in accordance with the following schedule:
	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Assets in a fund of the Trust or JHF III	0.060%	0.050%
Other assets	0.510%	0.500%
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	53

Expense reimbursements. The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the portfolios to the extent they exceed 0.00% of the average net assets attributable to the class. This expense limitation agreement expires on December 31, 2020, unless renewed by mutual agreement of the portfolios and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fees or if necessary, make payment to the portfolio in an amount by which certain expenses including underlying fund expenses (Acquired fund fees), exceed the amount indicated below of the respective portfolio’s average net assets. This agreement expires on December 31, 2020, unless renewed by mutual agreement of the portfolio and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Portfolio	Expense limitation as a percentage of average net assets
Multi-Index 2060 Lifetime Portfolio	0.36%
Multi-Index 2055 Lifetime Portfolio	0.36%
Multi-Index 2050 Lifetime Portfolio	0.36%
Multi-Index 2045 Lifetime Portfolio	0.36%
Multi-Index 2040 Lifetime Portfolio	0.36%
Multi-Index 2035 Lifetime Portfolio	0.36%
Portfolio	Expense limitation as a percentage of average net assets
Multi-Index 2030 Lifetime Portfolio	0.37%
Multi-Index 2025 Lifetime Portfolio	0.39%
Multi-Index 2020 Lifetime Portfolio	0.38%
Multi-Index 2015 Lifetime Portfolio	0.37%
Multi-Index 2010 Lifetime Portfolio	0.35%

Payments under this arrangement are intended to reimburse the portfolios for a portion of the indirect net expenses associated with the portfolios’ investment in underlying funds. Amounts received in excess of portfolio level operating expenses, if any, are included as Other income received from advisor in the Statements of operations.
The Advisor has voluntarily agreed to waive its management fee for each portfolio so that the aggregate management fee retained by the Advisor with respect to both the portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the portfolio’s first $7.5 billion of average net assets and 0.50% of the portfolio’s average net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the Trust.
For the year ended August 31, 2020, the expense reductions under these agreements amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:
	Expense reimbursement by class
Portfolio	Class R4	Class R6	Class 1	Total
Multi-Index 2060 Lifetime Portfolio	$1,256	$36,180	$191,399	$228,835
Multi-Index 2055 Lifetime Portfolio	2,508	71,578	311,881	385,967
Multi-Index 2050 Lifetime Portfolio	3,639	137,975	346,644	488,258
Multi-Index 2045 Lifetime Portfolio	3,788	189,083	416,782	609,653
Multi-Index 2040 Lifetime Portfolio	1,951	162,090	508,087	672,128
Multi-Index 2035 Lifetime Portfolio	4,279	171,347	600,328	775,954
Multi-Index 2030 Lifetime Portfolio	10,527	124,134	679,977	814,638
Multi-Index 2025 Lifetime Portfolio	7,363	120,771	589,448	717,582
Multi-Index 2020 Lifetime Portfolio	12,047	114,822	407,177	534,046
Multi-Index 2015 Lifetime Portfolio	7,823	82,560	173,259	263,642
Multi-Index 2010 Lifetime Portfolio	1,531	42,549	190,494	234,574
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2020, were equivalent to a net annual effective rate of the portfolios' average daily net assets as follows:
Portfolio	Net Annual Effective Rate
Multi-Index 2060 Lifetime Portfolio	0.00%
Multi-Index 2055 Lifetime Portfolio	0.00%
Multi-Index 2050 Lifetime Portfolio	0.00%
Multi-Index 2045 Lifetime Portfolio	0.00%
Multi-Index 2040 Lifetime Portfolio	0.00%
Multi-Index 2035 Lifetime Portfolio	0.00%
Portfolio	Net Annual Effective Rate
Multi-Index 2030 Lifetime Portfolio	0.00%
Multi-Index 2025 Lifetime Portfolio	0.01%
Multi-Index 2020 Lifetime Portfolio	0.01%
Multi-Index 2015 Lifetime Portfolio	0.00%
Multi-Index 2010 Lifetime Portfolio	0.00%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2020, amounted to an annual rate of 0.02% of the portfolios' average daily net assets.
54	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for certain classes as detailed below, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares:
Class	Rule 12b-1 Fee	Service fee
Class R4	0.25%	0.10%
Class 1	0.05%	—
The portfolios' Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2020, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the year ended August 31, 2020:
Portfolio	Class R4
Multi-Index 2060 Lifetime Portfolio	$188
Multi-Index 2055 Lifetime Portfolio	616
Multi-Index 2050 Lifetime Portfolio	998
Multi-Index 2045 Lifetime Portfolio	1,124
Multi-Index 2040 Lifetime Portfolio	589
Multi-Index 2035 Lifetime Portfolio	1,328
Portfolio	Class R4
Multi-Index 2030 Lifetime Portfolio	$3,377
Multi-Index 2025 Lifetime Portfolio	2,398
Multi-Index 2020 Lifetime Portfolio	3,303
Multi-Index 2015 Lifetime Portfolio	1,278
Multi-Index 2010 Lifetime Portfolio	200

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2020 were as follows:
Portfolio	Class	Distribution and service fees	Transfer agent fees
Multi-Index 2060 Lifetime Portfolio	Class R4	$603	$24
	Class R6	—	693
	Class 1	14,110	—
	Total	$14,713	$717
Multi-Index 2055 Lifetime Portfolio	Class R4	$2,093	$81
	Class R6	—	2,251
	Class 1	38,331	—
	Total	$40,424	$2,332
Multi-Index 2050 Lifetime Portfolio	Class R4	$3,475	$131
	Class R6	—	4,844
	Class 1	47,632	—
	Total	$51,107	$4,975
Multi-Index 2045 Lifetime Portfolio	Class R4	$3,929	$148
	Class R6	—	7,190
	Class 1	61,957	—
	Total	$65,886	$7,338
Multi-Index 2040 Lifetime Portfolio	Class R4	$2,008	$77
	Class R6	—	6,286
	Class 1	77,096	—
	Total	$79,104	$6,363
Multi-Index 2035 Lifetime Portfolio	Class R4	$4,637	$175
	Class R6	—	6,785
	Class 1	93,087	—
	Total	$97,724	$6,960
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	55

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multi-Index 2030 Lifetime Portfolio	Class R4	$11,808	$447
	Class R6	—	5,087
	Class 1	109,210	—
	Total	$121,018	$5,534
Multi-Index 2025 Lifetime Portfolio	Class R4	$8,395	$318
	Class R6	—	5,006
	Class 1	95,794	—
	Total	$104,189	$5,324
Multi-Index 2020 Lifetime Portfolio	Class R4	$11,560	$440
	Class R6	—	4,037
	Class 1	56,244	—
	Total	$67,804	$4,477
Multi-Index 2015 Lifetime Portfolio	Class R4	$4,465	$170
	Class R6	—	1,738
	Class 1	14,299	—
	Total	$18,764	$1,908
Multi-Index 2010 Lifetime Portfolio	Class R4	$661	$26
	Class R6	—	731
	Class 1	12,320	—
	Total	$12,981	$757
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Portfolio share transactions
Transactions in portfolios' shares for the years ended August 31, 2020 and 2019 were as follows:
Multi-Index 2060 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	25,527	$257,454	—	—
Distributions reinvested	249	3,100	—	—
Repurchased	(1,163)	(13,532)	—	—
Net increase	24,613	$247,022	—	—
Class R6 shares
Sold	441,135	$5,242,425	177,424	$2,130,715
Distributions reinvested	23,486	291,929	8,374	88,096
Repurchased	(47,787)	(586,873)	(30,626)	(372,605)
Net increase	416,834	$4,947,481	155,172	$1,846,206
Class 1 shares
Sold	1,064,769	$12,546,105	856,501	$10,266,972
Distributions reinvested	145,103	1,805,083	103,313	1,086,850
Repurchased	(410,655)	(5,108,599)	(123,139)	(1,444,338)
Net increase	799,217	$9,242,589	836,675	$9,909,484
Total net increase	1,240,664	$14,437,092	991,847	$11,755,690

Multi-Index 2055 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	180,952	$1,831,095	185	$1,976
Distributions reinvested	482	5,627	—	—
Repurchased	(3,369)	(38,310)	—	—
Net increase	178,065	$1,798,412	185	$1,976
56	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2055 Lifetime Portfolio , Cont'd	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	1,158,390	$13,050,799	707,183	$8,205,938
Distributions reinvested	109,078	1,271,854	54,163	542,717
Repurchased	(190,399)	(2,153,256)	(179,081)	(2,130,975)
Net increase	1,077,069	$12,169,397	582,265	$6,617,680
Class 1 shares
Sold	1,467,962	$16,073,128	1,117,118	$12,832,313
Distributions reinvested	531,739	6,205,398	587,868	5,896,320
Repurchased	(763,307)	(8,821,912)	(698,658)	(7,827,823)
Net increase	1,236,394	$13,456,614	1,006,328	$10,900,810
Total net increase	2,491,528	$27,424,423	1,588,778	$17,520,466

Multi-Index 2050 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	199,285	$1,962,673	21,758	$234,692
Distributions reinvested	3,017	35,576	—	—
Repurchased	(31,527)	(370,223)	(5,325)	(61,492)
Net increase	170,775	$1,628,026	16,433	$173,200
Class R6 shares
Sold	1,793,359	$20,325,243	1,110,400	$12,974,782
Distributions reinvested	243,594	2,867,100	177,200	1,795,031
Repurchased	(342,795)	(3,652,001)	(483,884)	(5,688,389)
Net increase	1,694,158	$19,540,342	803,716	$9,081,424
Class 1 shares
Sold	1,655,087	$18,566,962	1,275,226	$14,805,046
Distributions reinvested	677,769	7,984,116	753,345	7,638,917
Repurchased	(1,279,811)	(14,712,527)	(1,015,322)	(11,679,028)
Net increase	1,053,045	$11,838,551	1,013,249	$10,764,935
Total net increase	2,917,978	$33,006,919	1,833,398	$20,019,559

Multi-Index 2045 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	269,758	$2,827,239	1,711	$18,246
Distributions reinvested	4,951	57,580	—	—
Repurchased	(15,789)	(186,328)	(1,704)	(19,543)
Net increase (decrease)	258,920	$2,698,491	7	$(1,297)
Class R6 shares
Sold	1,902,026	$21,403,996	1,643,030	$19,106,579
Distributions reinvested	394,204	4,588,538	322,311	3,236,000
Repurchased	(659,492)	(7,571,445)	(657,995)	(7,752,542)
Net increase	1,636,738	$18,421,089	1,307,346	$14,590,037
Class 1 shares
Sold	2,253,129	$24,597,520	1,396,984	$16,105,902
Distributions reinvested	908,553	10,566,473	1,041,942	10,461,096
Repurchased	(1,877,635)	(21,598,636)	(1,483,845)	(17,200,596)
Net increase	1,284,047	$13,565,357	955,081	$9,366,402
Total net increase	3,179,705	$34,684,937	2,262,434	$23,955,142

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	57

Multi-Index 2040 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	153,306	$1,538,514	375	$4,092
Distributions reinvested	816	9,472	—	—
Repurchased	(9,695)	(111,181)	—	—
Net increase	144,427	$1,436,805	375	$4,092
Class R6 shares
Sold	2,180,274	$24,922,630	1,295,707	$15,049,361
Distributions reinvested	354,146	4,104,547	287,029	2,881,773
Repurchased	(1,083,094)	(11,999,282)	(475,768)	(5,504,192)
Net increase	1,451,326	$17,027,895	1,106,968	$12,426,942
Class 1 shares
Sold	2,483,433	$27,528,042	1,653,872	$19,160,926
Distributions reinvested	1,176,666	13,649,327	1,389,927	13,954,863
Repurchased	(2,793,210)	(30,810,895)	(1,599,972)	(18,312,882)
Net increase	866,889	$10,366,474	1,443,827	$14,802,907
Total net increase	2,462,642	$28,831,174	2,551,170	$27,233,941

Multi-Index 2035 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	400,874	$4,370,006	1,369	$14,477
Distributions reinvested	5,923	67,938	—	—
Repurchased	(81,665)	(965,132)	—	—
Net increase	325,132	$3,472,812	1,369	$14,477
Class R6 shares
Sold	2,177,669	$24,680,810	1,758,628	$20,266,330
Distributions reinvested	360,262	4,128,607	269,486	2,689,468
Repurchased	(745,880)	(8,302,262)	(306,561)	(3,457,173)
Net increase	1,792,051	$20,507,155	1,721,553	$19,498,625
Class 1 shares
Sold	3,308,674	$36,292,090	1,702,392	$19,407,029
Distributions reinvested	1,340,491	15,362,027	1,643,804	16,405,162
Repurchased	(3,405,189)	(38,032,846)	(2,678,519)	(30,650,519)
Net increase	1,243,976	$13,621,271	667,677	$5,161,672
Total net increase	3,361,159	$37,601,238	2,390,599	$24,674,774

Multi-Index 2030 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	564,486	$6,074,211	560	$5,892
Distributions reinvested	18,470	210,191	—	—
Repurchased	(64,374)	(749,408)	—	—
Net increase	518,582	$5,534,994	560	$5,892
Class R6 shares
Sold	3,093,803	$35,028,704	1,596,310	$18,081,696
Distributions reinvested	242,164	2,753,408	133,025	1,322,271
Repurchased	(1,276,706)	(14,094,601)	(391,741)	(4,322,601)
Net increase	2,059,261	$23,687,511	1,337,594	$15,081,366
58	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2030 Lifetime Portfolio , Cont'd	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	3,897,904	$43,247,395	1,801,137	$20,207,717
Distributions reinvested	1,436,423	16,332,135	1,850,723	18,396,185
Repurchased	(3,885,113)	(43,165,402)	(3,323,481)	(37,039,983)
Net increase	1,449,214	$16,414,128	328,379	$1,563,919
Total net increase	4,027,057	$45,636,633	1,666,533	$16,651,177

Multi-Index 2025 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	504,236	$5,419,276	421	$4,496
Distributions reinvested	11,894	132,382	—	—
Repurchased	(161,483)	(1,859,306)	—	—
Net increase	354,647	$3,692,352	421	$4,496
Class R6 shares
Sold	4,001,879	$44,720,513	1,413,515	$15,435,236
Distributions reinvested	255,404	2,840,092	67,376	663,656
Repurchased	(2,033,093)	(22,249,563)	(334,731)	(3,644,025)
Net increase	2,224,190	$25,311,042	1,146,160	$12,454,867
Class 1 shares
Sold	3,554,935	$38,438,614	1,673,932	$18,405,904
Distributions reinvested	1,230,729	13,685,709	1,674,065	16,489,542
Repurchased	(5,125,185)	(56,200,880)	(3,487,333)	(38,500,334)
Net decrease	(339,521)	$(4,076,557)	(139,336)	$(3,604,888)
Total net increase	2,239,316	$24,926,837	1,007,245	$8,854,475

Multi-Index 2020 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	475,711	$5,070,433	4,635	$47,290
Distributions reinvested	19,872	217,405	—	—
Repurchased	(86,161)	(933,545)	—	—
Net increase	409,422	$4,354,293	4,635	$47,290
Class R6 shares
Sold	3,549,066	$39,099,468	840,404	$9,055,205
Distributions reinvested	177,931	1,946,565	47,830	467,775
Repurchased	(1,188,190)	(13,054,391)	(283,192)	(3,091,043)
Net increase	2,538,807	$27,991,642	605,042	$6,431,937
Class 1 shares
Sold	2,134,794	$22,624,681	787,629	$8,581,941
Distributions reinvested	689,000	7,530,767	1,034,946	10,111,423
Repurchased	(4,719,435)	(50,544,543)	(2,802,055)	(30,179,451)
Net decrease	(1,895,641)	$(20,389,095)	(979,480)	$(11,486,087)
Total net increase (decrease)	1,052,588	$11,956,840	(369,803)	$(5,006,860)

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	59

Multi-Index 2015 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	501,532	$5,215,407	—	—
Distributions reinvested	6,586	70,004	—	—
Repurchased	(368,905)	(3,958,461)	—	—
Net increase	139,213	$1,326,950	—	—
Class R6 shares
Sold	1,358,858	$14,647,775	311,702	$3,242,639
Distributions reinvested	87,416	929,232	13,902	134,018
Repurchased	(312,146)	(3,168,084)	(106,928)	(1,129,480)
Net increase	1,134,128	$12,408,923	218,676	$2,247,177
Class 1 shares
Sold	733,706	$7,719,471	313,123	$3,303,006
Distributions reinvested	176,958	1,881,062	286,098	2,757,989
Repurchased	(1,666,055)	(17,825,927)	(1,031,071)	(10,837,790)
Net decrease	(755,391)	$(8,225,394)	(431,850)	$(4,776,795)
Total net increase (decrease)	517,950	$5,510,479	(213,174)	$(2,529,618)

Multi-Index 2010 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	25,467	$265,499	—	—
Distributions reinvested	730	7,653	—	—
Repurchased	(11,865)	(122,059)	—	—
Net increase	14,332	$151,093	—	—
Class R6 shares
Sold	833,257	$8,890,071	181,284	$1,833,744
Distributions reinvested	38,279	401,163	10,976	103,392
Repurchased	(649,153)	(6,750,590)	(75,371)	(772,917)
Net increase	222,383	$2,540,644	116,889	$1,164,219
Class 1 shares
Sold	883,570	$9,148,484	442,971	$4,598,861
Distributions reinvested	114,756	1,201,493	199,731	1,879,472
Repurchased	(803,607)	(8,347,368)	(967,845)	(10,104,017)
Net increase (decrease)	194,719	$2,002,609	(325,143)	$(3,625,684)
Total net increase (decrease)	431,434	$4,694,346	(208,254)	$(2,461,465)
Affiliates of the Trust owned shares of the following classes of the portfolios on August 31, 2020. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
Portfolio	Class	% by Class
Multi-Index 2060 Lifetime Portfolio	R4	15%
Multi-Index 2060 Lifetime Portfolio	1	100%
Multi-Index 2055 Lifetime Portfolio	R4	4%
Multi-Index 2055 Lifetime Portfolio	1	100%
Multi-Index 2050 Lifetime Portfolio	1	100%
Multi-Index 2045 Lifetime Portfolio	1	100%
Multi-Index 2040 Lifetime Portfolio	R4	4%
Multi-Index 2040 Lifetime Portfolio	1	100%
Multi-Index 2035 Lifetime Portfolio	1	100%
Multi-Index 2030 Lifetime Portfolio	1	100%
Multi-Index 2025 Lifetime Portfolio	1	100%
Multi-Index 2020 Lifetime Portfolio	1	100%
60	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolio	Class	% by Class
Multi-Index 2015 Lifetime Portfolio	1	100%
Multi-Index 2010 Lifetime Portfolio	R4	25%
Multi-Index 2010 Lifetime Portfolio	1	100%
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended August 31, 2020:
	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Multi-Index 2060 Lifetime Portfolio	$775,049	$23,220,943	$368,151	$10,410,320
Multi-Index 2055 Lifetime Portfolio	2,268,185	46,577,979	1,268,358	25,421,207
Multi-Index 2050 Lifetime Portfolio	3,207,527	62,359,589	1,848,181	38,285,465
Multi-Index 2045 Lifetime Portfolio	4,281,788	78,093,663	2,462,815	56,328,027
Multi-Index 2040 Lifetime Portfolio	7,895,503	89,280,945	4,465,734	77,427,922
Multi-Index 2035 Lifetime Portfolio	12,154,976	110,421,218	5,928,046	93,220,098
Multi-Index 2030 Lifetime Portfolio	16,627,254	130,048,457	7,739,236	108,036,313
Multi-Index 2025 Lifetime Portfolio	18,603,018	138,137,696	8,130,507	135,977,931
Multi-Index 2020 Lifetime Portfolio	12,661,183	107,257,945	5,248,118	108,364,148
Multi-Index 2015 Lifetime Portfolio	3,831,291	42,473,893	1,353,075	41,051,547
Multi-Index 2010 Lifetime Portfolio	3,016,735	29,647,999	1,041,013	27,721,900
Note 7—Investment in affiliated underlying funds
The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios' investment may represent a significant portion of each underlying funds’ net assets. At August 31, 2020, the portfolios did not hold 5% or more of the net assets of any underlying funds.
Information regarding the portfolios' fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multi-Index 2060 Lifetime Portfolio
John Hancock Collateral Trust*	—	$106,254	$44,645,718	$(44,749,069)	$(2,909)	$6	$3,116	—	—
Strategic Equity Allocation	2,145,798	16,497,725	10,058,726	(2,867,214)	(412,398)	3,245,227	421,492	$209,092	$26,522,066
					$(415,307)	$3,245,233	$424,608	$209,092	$26,522,066
Multi-Index 2055 Lifetime Portfolio
John Hancock Collateral Trust*	—	$325,876	$119,918,491	$(120,237,521)	$(6,852)	$6	$9,438	—	—
Strategic Equity Allocation	5,574,489	49,934,023	16,467,351	(4,816,970)	(567,451)	7,883,736	1,225,268	$607,827	$68,900,689
					$(574,303)	$7,883,742	$1,234,706	$607,827	$68,900,689
Multi-Index 2050 Lifetime Portfolio
John Hancock Collateral Trust*	—	$466,220	$165,971,111	$(166,436,564)	$(770)	$3	$19,243	—	—
Strategic Equity Allocation	7,628,597	71,866,814	20,572,474	(7,839,651)	(1,064,651)	10,754,471	1,742,769	$864,547	$94,289,457
					$(1,065,421)	$10,754,474	$1,762,012	$864,547	$94,289,457
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	61

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multi-Index 2045 Lifetime Portfolio
John Hancock Collateral Trust*	161,985	$683,321	$224,276,926	$(223,334,410)	$(4,284)	$29	$19,555	—	$1,621,582
Strategic Equity Allocation	10,067,983	100,695,504	23,792,238	(13,554,946)	(1,923,033)	15,430,504	2,367,406	$1,174,415	124,440,267
					$(1,927,317)	$15,430,533	$2,386,961	$1,174,415	$126,061,849
Multi-Index 2040 Lifetime Portfolio
John Hancock Collateral Trust*	—	$881,175	$170,396,664	$(171,270,566)	$(7,282)	$9	$19,490	—	—
Strategic Equity Allocation	10,510,860	112,814,336	25,018,036	(21,085,983)	(3,354,870)	16,522,707	2,667,458	$1,323,264	$129,914,226
					$(3,362,152)	$16,522,716	$2,686,948	$1,323,264	$129,914,226
Multi-Index 2035 Lifetime Portfolio
John Hancock Collateral Trust*	—	$2,989,582	$183,158,041	$(186,136,817)	$(10,952)	$146	$30,552	—	—
Strategic Equity Allocation	11,566,243	121,475,015	29,749,642	(23,628,751)	(3,102,415)	18,465,276	2,835,462	$1,406,607	$142,958,767
					$(3,113,367)	$18,465,422	$2,866,014	$1,406,607	$142,958,767
Multi-Index 2030 Lifetime Portfolio
John Hancock Collateral Trust*	143,399	$4,980,747	$235,399,049	$(238,921,065)	$(23,327)	$123	$37,559	—	$1,435,527
Strategic Equity Allocation	11,225,198	113,757,467	32,671,781	(22,322,149)	(3,047,146)	17,683,489	2,713,178	$1,345,945	138,743,442
					$(3,070,473)	$17,683,612	$2,750,737	$1,345,945	$140,178,969
Multi-Index 2025 Lifetime Portfolio
John Hancock Collateral Trust*	455,840	$8,456,657	$236,010,810	$(239,894,402)	$(11,603)	$1,814	$63,094	—	$4,563,276
Strategic Equity Allocation	8,258,659	89,423,933	33,639,092	(32,569,390)	(3,352,724)	14,936,114	2,108,634	$1,046,044	102,077,025
					$(3,364,327)	$14,937,928	$2,171,728	$1,046,044	$106,640,301
Multi-Index 2020 Lifetime Portfolio
John Hancock Collateral Trust*	—	$11,030,601	$223,488,399	$(234,509,393)	$(9,746)	$139	$59,585	—	—
Strategic Equity Allocation	3,342,358	45,026,474	22,303,635	(31,524,711)	(2,350,297)	7,856,441	1,140,650	$565,850	$41,311,542
					$(2,360,043)	$7,856,580	$1,200,235	$565,850	$41,311,542
Multi-Index 2015 Lifetime Portfolio
John Hancock Collateral Trust*	—	$2,191,766	$18,203,030	$(20,394,991)	$178	$17	$13,141	—	—
62	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Strategic Equity Allocation	863,061	$11,588,272	$8,441,809	$(10,968,379)	$(148,895)	$1,754,630	$277,297	$137,561	$10,667,437
					$(148,717)	$1,754,647	$290,438	$137,561	$10,667,437
Multi-Index 2010 Lifetime Portfolio
John Hancock Collateral Trust*	—	$1,492,241	$12,436,536	$(13,928,999)	$122	$100	$11,099	—	—
Strategic Equity Allocation	448,262	6,801,083	4,653,557	(6,811,228)	4,952	892,158	181,746	$90,160	$5,540,522
					$5,074	$892,258	$192,845	$90,160	$5,540,522

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 8—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect portfolio performance.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Multi-Index 2060 Lifetime Portfolio, John Hancock Multi-Index 2055 Lifetime Portfolio, John Hancock Multi-Index 2050 Lifetime Portfolio, John Hancock Multi-Index 2045 Lifetime Portfolio, John Hancock Multi-Index 2040 Lifetime Portfolio, John Hancock Multi-Index 2035 Lifetime Portfolio, John Hancock Multi-Index 2030 Lifetime Portfolio, John Hancock Multi-Index 2025 Lifetime Portfolio, John Hancock Multi-Index 2020 Lifetime Portfolio, John Hancock Multi-Index 2015 Lifetime Portfolio and John Hancock Multi-Index 2010 Lifetime Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios’ investments, of John Hancock Multi-Index 2060 Lifetime Portfolio, John Hancock Multi-Index 2055 Lifetime Portfolio, John Hancock Multi-Index 2050 Lifetime Portfolio, John Hancock Multi-Index 2045 Lifetime Portfolio, John Hancock Multi-Index 2040 Lifetime Portfolio, John Hancock Multi-Index 2035 Lifetime Portfolio, John Hancock Multi-Index 2030 Lifetime Portfolio, John Hancock Multi-Index 2025 Lifetime Portfolio, John Hancock Multi-Index 2020 Lifetime Portfolio, John Hancock Multi-Index 2015 Lifetime Portfolio and John Hancock Multi-Index 2010 Lifetime Portfolio (eleven of the funds constituting John Hancock Funds II, hereafter collectively referred to as the "Funds") as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 7, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
64	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended August 31, 2020.
Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each portfolio reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The portfolios below paid the following amounts in capital gain dividends:
Portfolio	Long term capital gains
Multi-Index 2060 Lifetime Portfolio	$1,417,699
Multi-Index 2055 Lifetime Portfolio	5,461,524
Multi-Index 2050 Lifetime Portfolio	7,952,581
Multi-Index 2045 Lifetime Portfolio	11,187,347
Multi-Index 2040 Lifetime Portfolio	13,105,515
Multi-Index 2035 Lifetime Portfolio	13,956,434
Multi-Index 2030 Lifetime Portfolio	13,022,155
Multi-Index 2025 Lifetime Portfolio	10,640,028
Multi-Index 2020 Lifetime Portfolio	5,614,845
Multi-Index 2015 Lifetime Portfolio	1,647,099
Multi-Index 2010 Lifetime Portfolio	748,703
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	65

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) and the Subadvisory Agreement (the Subadvisory Agreement) with respect to each of the portfolios of the Trust included in this report (the Funds or the Funds of Funds). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Investment Management, LLC (the Advisor, formerly known as "John Hancock Advisers, LLC") and the Subadvisory Agreement between the Advisor and the investment (the Subadvisor) with respect to each of the Funds identified in Appendix A.

In considering the Advisory Agreement and the Subadvisory Agreement with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar funds prepared by an independent third-party provider of fund data; performance information for the Funds' benchmark indices; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisor with respect to the Funds. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services, to be provided to the Funds by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds. In addition, although the Board approved the renewal of the Agreements for all of the Funds at the June meeting, the Board considered each Fund separately.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer ("CCO") regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the

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1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the "Order") pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board's May and June meetings were held telephonically in reliance on the Order.

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management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the Funds, and bringing loss recovery actions on behalf of the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the Funds; and
(g)	the Advisor's reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance. In considering each Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds' performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the Funds' performance;
(b)	considered the comparative performance of each Fund's respective benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of each Fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangement generally and with respect to particular Funds.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board reviewed Fund performance against each Fund's respective benchmark and concluded that the performance of certain Funds have generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile with certain exceptions noted in Appendix A. In such cases, the Board concluded that the Fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and Expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, each Fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund's ranking within broader groups of funds. In comparing each Fund's contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board took into account management's discussion of the Funds' expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the Funds' operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and a Subadvisor's services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.

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In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund of Funds, and concluded that such fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds of the Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund and those of its underlying funds.

Profitability/indirect Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to each Fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the funds, and that the Trust's distributor also receives Rule 12b-1 payments to support distribution of the products;
(h)	noted that the Funds' Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j)	noted that the subadvisory fees for the Funds are paid by the Advisor;
(k)	with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest;
(l)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(m)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliate (the Subadvisor), from their relationship with each Fund was reasonable and not excessive.

Economies of Scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:

(a)	considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust and John Hancock Collateral Trust. The Funds of Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement);
(b)	reviewed the Trust's advisory fee structure and concluded that (i) the Funds' fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management's discussion of the Funds' advisory fee structure; and
(c)	considered the effect of the Funds' growth in size on their performance and fees. The Board also noted that if the Funds' assets increase over time, the Funds may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to each Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

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(2)	the historical and current performance of each Fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for each Fund, including any breakpoints, and to the extent available, and comparative fee information, where available, prepared by an independent third party provider of fund data.

Nature, Extent and Quality of Services. With respect to the services provided by the Subadvisor with respect to each Fund, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor Compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory Fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered, if available, each Fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds and compared them to fees charged by each Fund's Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor Performance. As noted above, the Board considered each Fund's performance as compared to the Fund's peer group median and the benchmark index and noted that the Board reviews information about the Fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement with respect to each Fund was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of each Fund has generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile, with certain exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that the Fund's performance is being monitored and reasonably addressed, where appropriate);
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	the subadvisory fees are paid by the Advisor and not the Funds

In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for the Funds of Funds and concluded that such subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreement for the underlying funds of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying funds.

Additional information relating to each Fund's fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreement for a particular Fund is set forth in Appendix A.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement with respect to each Fund for an additional one-year period.

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APPENDIX A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2019	Fees and expenses	Comments
Multi-Index 2010 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the median for the one-, three-, and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the peer group median for the one-, three-, and five-year periods.
Multi-Index 2015 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the median for the one-, three- and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the peer group median for the one-, three-and five-year periods.
Multi-Index 2020 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the median for the one-, three-, and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the peer group median for the one-, three-, and five-year periods.
Multi-Index 2025 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the median for the one-, three-, and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the peer group median for the one-, three-, and five-year periods.
Multi-Index 2030 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the median for the one-, three-, and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the peer group median for the one, three-, and five-year periods.
Multi-Index 2035 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the median for the one-, three-, and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the peer group median for the one-, three-, and five-year periods.
Multi-Index 2040 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the median for the one-, three-, and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the peer group median for the one-, three-, and five-year periods.

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Multi-Index 2045 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the median for the one-, three-, and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the peer group median for the one-, three-, and five-year periods.
Multi-Index 2050 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-,three- and five-year periods. Lipper Category - The fund outperformed the median for the one-, three- and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the peer group median for the one-, three-and five-year periods.
Multi-Index 2055 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three-, and five-year periods. Lipper Category - The fund outperformed the median for the one-, three- and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative the peer group for the one-, three- and five-year periods.
Multi-Index 2060 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one- and three-year periods. Lipper Category - The fund underperformed for the one- and three-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the factors that contributed to the fund's performance for the benchmark index and peer group median for the one- and three-year periods including the impact of past and current market conditions on the fund's strategy and management's outlook for the fund.

The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including Multi-Index 2010 Lifetime Portfolio, Multi-Index 2015 Lifetime Portfolio, Multi-Index 2020 Lifetime Portfolio, Multi-Index 2025 Lifetime Portfolio, Multi-Index 2030 Lifetime Portfolio, Multi-Index 2035 Lifetime Portfolio, Multi-Index 2040 Lifetime Portfolio, Multi-Index 2045 Lifetime Portfolio, Multi-Index 2050 Lifetime Portfolio, Multi-Index 2055 Lifetime Portfolio, and Multi-Index 2060 Lifetime Portfolio subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds' subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at a meeting held on March 15-17, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•	Operation of the Fund's Redemption-In-Kind Procedures;
•	Highly Liquid Investment Minimum (HLIM) determination;
•	Compliance with the 15% limit on illiquid investments;
•	Reasonably Anticipated Trade Size (RATS) determination;
•	Security-level liquidity classifications; and
•	Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value

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of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the portfolios and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	195
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	195
Trustee Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	195
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	195
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016)); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	195
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	195
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2012	195
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       74

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates,[2] Born: 1946	2005	195
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	195
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (2000-2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,[2],* Born: 1960	2020	195
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry's Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

Gregory A. Russo, Born: 1949	2012	195
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	195
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	195
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018-2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019-2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016-2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016-2019); Vice President, State Street Global Advisors (2015-2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
[2]	Member of the Audit Committee.
*	Appointed as Independent Trustee effective as of September 15, 2020.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       76

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Frances G. Rathke[1]
Gregory A. Russo

Officers

Andrew G. Arnott
President

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Trevor Swanberg[2]
Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Nathan W. Thooft, CFA
Robert E. Sykes, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020

The portfolios' proxy voting policies and procedures, as well as the portfolio proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the portfolios' holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The portfolios' Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. PO Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       77

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Multi-Index Lifetime Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1324510	RL2A 8/20 10/20

John Hancock

Multi-Index Preservation Portfolios

Annual report 8/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 888-972-8696 (Class R Suite shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Despite the heightened fears over the coronavirus (COVID-19), which sent markets tumbling during the latter half of February and early March, global financial markets delivered positive returns for the 12-month period ended August 31, 2020. In response to the first-quarter sell-off, the U.S. Federal Reserve acted quickly, lowering interest rates to near zero and reinstating quantitative easing, as well as announcing its plans to shore up short-term debt. Many other nations followed suit and credit spreads rebounded off their highs as liquidity concerns eased.

Of course, it would be a mistake to consider the market's turnaround a trustworthy signal of assured or swift economic recovery. While there has been economic growth in much of the developed world, the pace has slowed in many areas as spending remains far below pre-pandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

.

John Hancock
Multi-Index Preservation Portfolios

2	Multi-Index Preservation Portfolios at a glance
3	Manager's discussion of portfolio performance
6	Multi-Index 2060 Preservation Portfolio
7	Multi-Index 2055 Preservation Portfolio
8	Multi-Index 2050 Preservation Portfolio
9	Multi-Index 2045 Preservation Portfolio
10	Multi-Index 2040 Preservation Portfolio
11	Multi-Index 2035 Preservation Portfolio
12	Multi-Index 2030 Preservation Portfolio
13	Multi-Index 2025 Preservation Portfolio
14	Multi-Index 2020 Preservation Portfolio
15	Multi-Index Income Preservation Portfolio
16	Your expenses
19	Portfolios' investments
25	Financial statements
35	Financial highlights
45	Notes to financial statements
63	Report of independent registered public accounting firm
64	Tax information
65	Continuation of investment advisory and subadvisory agreements
73	Statement regarding liquidity risk management
75	Trustees and Officers
78	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       1

Multi-Index Preservation Portfolios at a glance

A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

Multi-Index Preservation Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.

•	Portfolios with dates further off initially invest more aggressively in stock funds.
•	As a portfolio approaches its target date,[1] the allocation will gradually migrate to a more conservative mix to lessen risk and narrow the range of possible outcomes at the retirement date.
•	On reaching the retirement date, the allocation ceases to shift; we expect that the participant may then wish to use the savings to seek a retirement income solution.

JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Multi-Index Preservation Portfolio adjusts over time.

The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.

1 Based on an estimated retirement date.

2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       2

Manager's discussion of portfolio performance

Can you describe investment conditions during the 12 months ended August 31, 2020?

While the past year proved to be a tumultuous time for the financial markets due to the emergence of COVID-19, most major asset categories finished with positive returns. The markets generally performed well from the beginning of the period through mid-February. During this time, stocks and the credit-sensitive segments of the bond market—such as investment-grade corporates, high-yield bonds, and emerging-markets debt—benefited from the combination of positive economic growth, accommodative central bank policies, and signs that the trade dispute between the United States and China had cooled.

This favorable environment changed abruptly mid-way through the first quarter of 2020, when the spread of COVID-19 prompted governments to shut down large portions of their economies in an effort to contain the virus. The sudden shift toward an outlook characterized by slower growth and weaker corporate earnings led to a rapid downturn in stocks and higher-risk segments of the bond market, together with an impressive rally in U.S. Treasuries.

The backdrop shifted yet again in late March, when the U.S. Federal Reserve (Fed) and other world central banks slashed short-term interest rates and announced a variety of measures designed to boost growth and support market performance. Many governments also enacted fiscal stimulus, highlighted by the $3 trillion-plus spending bill passed by the U.S. Congress. These developments, in conjunction with the gradual re-opening of the U.S. economy through the summer, led to a significant rebound in stocks and credit-sensitive fixed-income investments. Most major asset categories moved to new highs in the rally, allowing them to finish with positive total returns for the full period.

Can you review your approach?

The portfolios use a strategic asset allocation glide path designed with the primary goal of preserving capital across multiple market scenarios. The glide path is designed for investors who are interested in reevaluating their financial planning needs on retirement and who potentially desire the flexibility to pursue a different retirement spending approach (for example, the purchase of an annuity). Accordingly, the glide paths are constructed with the dual objective of wealth creation in the longer-dated portfolios and protecting capital as the target dates approach. In determining the portfolios' allocations, we emphasize value, fundamentals, and diversification as the cornerstones of our strategy. As part of this process, we periodically adjust the portfolios in an effort to capitalize on shorter-term market trends or to mitigate risks.

MULTI-INDEX 2060-2020 AND INCOME PRESERVATION PORTFOLIOS' CLASS 1 SHARE RETURNS (%)

For the twelve months ended 8/31/2020

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       3

What elements of the portfolios' positioning helped and hurt results?

Top-level allocation contributed to performance across all portfolios in the series with the exception of John Hancock Multi-Index 2020 Preservation Portfolio and John Hancock Multi-Index Income Preservation Portfolio. Our decision to increase the portfolios' weighting in equities following the February-March correction was a key contributor to returns, since it allowed the portfolios to gain a larger benefit from the stock market's subsequent recovery.

Positioning within the equity portfolios had a mixed effect on results. On the positive side, positioning in the dedicated sector portfolio--where we seek to establish modest allocations to sectors we see as having the ability to outperform—was a net contributor across the majority of the portfolios. While a position in financial stocks detracted, allocations to the information technology and healthcare sectors contributed. Generally speaking, the dedicated sector strategy had a progressively larger effect on performance as the portfolios' years to target dates increased.

On the other hand, three aspects of positioning in the equity portfolio hurt relative performance. An overweight in the real assets category, which encompasses real estate investment trusts, energy stocks, and precious metals stocks, detracted. As a group, these market segments did not keep pace with either the broader U.S. equity or fixed-income markets. A position in energy stocks was a particularly notable laggard due largely to the volatility in oil prices. Still, we view this category as a way to manage the risk of rising inflation. This may be a particularly important consideration in the current environment given the Fed's highly stimulative policy and announcement of its willingness to let inflation run above its longer-term target.

An allocation to defensive equities, which we maintained as a way to achieve a lower overall risk profile, detracted from relative returns over the full 12 months given that the market's gain was generally led by mega-cap technology companies. However, this aspect of our approach augmented absolute returns and added value on a relative basis in the first-quarter sell-off. We continue to view defensives as an essential component of diversification over the full market cycle due to the category's potential ability to dampen downside risk.

Finally, an allocation to international equities detracted from results. The shortfall was predominantly driven by a higher allocation to value stocks versus the benchmark, as the growth style outperformed value by a wide margin.

The portfolios' positioning in bonds contributed to both absolute and relative performance, and it provided a source of stability during the time of market turbulence in February and March. An allocation to U.S. Treasury STRIPS—a type of investment with higher interest-rate sensitivity than traditional U.S. Treasuries—was a large contributor to results in all portfolios except John Hancock Multi-Index 2020 Preservation Portfolio and John Hancock Multi-Index Income Preservation Portfolio. We added this position mid-way

MARKET INDEX TOTAL RETURNS

For the twelve months ended 8/31/20

U.S. Stocks	S&P 500 Index	21.94%
	Russell Midcap Index	8.73%
	Russell 2000 Index	6.02%
	FTSE NAREIT All Equity REIT Index	-8.05%
International Stocks	MSCI EAFE Index	6.13%
	MSCI Emerging Markets Index	14.49%
	MSCI EAFE Small Cap Index	10.66%
Fixed Income	Bloomberg Barclays U.S. Aggregate Bond Index	6.47%
	ICE Bank of America U.S. High Yield Master II Index	3.71%
	JP Morgan Global Government Bonds Unhedged Index	5.41%

Market index total returns are included here as broad measures of market performance.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       4

through the period based on our view that the Fed is likely to keep interest rates low for quite some time, as well as our belief that STRIPS can offset volatility in higher-risk assets. The portfolios also benefited from positions in core bonds. This category's return is driven primarily by government debt and investment-grade corporates, both of which performed very well in the past 12 months. Overweight positions in credit-sensitive investments (high-yield bonds, senior loans, and the emerging markets), while adding value on an absolute basis, detracted from relative performance since they did not keep pace with the Bloomberg Barclays U.S. Aggregate Bond Index.

The majority of the individual investment products in the portfolios are passively implemented strategies. However, a small number have the ability to make active allocations decisions regarding sectors, countries, and regions. This factor detracted across all portfolios.

How would you describe your portfolio activity during the period?

We maintained a fairly steady approach, as we think the portfolios are well positioned based on our view of the current investment backdrop. With that said, we did make modest adjustments to the portfolios' positioning to capitalize on the elevated volatility that occurred throughout the course of the year.

We see latitude for stocks to continue outperforming bonds over a three- to five-year horizon, but we believe there is a meaningful benefit to diversifying away from large-cap equities and into mid- and small-size companies, as well as to both the developed and emerging markets. We also think an ongoing allocation to defensive equities is warranted given the potential for volatility to re-emerge.

On the fixed-income side, we maintained an emphasis on diversification. We retained a position in the credit sectors, which we believe are better positioned for longer-term outperformance thanks to their above-average income. We also maintained the position in U.S. Treasury STRIPS across most portfolios, since we view this category as a way to offset the potential for further volatility in higher-risk areas of the financial markets.

More broadly speaking, we remain committed to constructing diversified, multi-asset portfolios we believe can provide ballast amid uncertain market conditions, while at the same time striving to take advantage of opportunities created by volatility.

MANAGED BY

Nathan W. Thooft, CFA, Manulife IM (US)
Robert E. Sykes, CFA, Manulife IM (US)

Past performance does not guarantee future results.
The portfolios may be subject to various risks as described in its prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect portfolio performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the portfolio's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.
The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, Manulife Investment Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       5

Multi-Index 2060 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2060 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date to 2060+ Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2060 Preservation Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 57.40% Russell 3000 Index, 24.60% MSCI ACWI ex-USA Index, 18.00% Bloomberg Barclays U.S. Aggregate Bond Index.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date to 2060+ Index. The S&P Target Date to 2060+ Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	70.6
Large blend	70.6
Unaffiliated investment companies/ Exchange-traded funds	23.7
Equity	12.2
Fixed income	11.5
U.S. Government	5.2
Short-term investments	0.5

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R1[1]	Class R2[1]	Class R4[1]	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16
Average annual total returns
1-year	14.47	14.75	15.03	15.20	15.15	12.07	6.47	16.77	21.94	15.82
Since inception	9.91	10.14	10.31	10.51	10.44	10.05	4.22	11.96	15.08	11.24
Cumulative returns
Since inception	51.90	53.30	54.38	55.58	55.18	52.74	20.09	64.84	86.14	60.21

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.60	1.35	1.20	0.85	0.89
Net (%)	1.13	0.88	0.63	0.37	0.42

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       6

Multi-Index 2055 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2055 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date to 2055 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2055 Preservation Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 57.40% Russell 3000 Index, 24.60% MSCI ACWI ex-USA Index, 18.00% Bloomberg Barclays U.S. Aggregate Bond Index.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date to 2055 Index. The S&P Target Date to 2055 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	71.0
Large blend	71.0
Unaffiliated investment companies/ Exchange-traded funds	23.4
Equity	12.2
Fixed income	11.2
U.S. Government	5.3
Short-term investments	0.3

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R1[1]	Class R2[1]	Class R4[1]	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1-year	14.63	14.76	15.08	15.25	15.20	11.28	6.47	16.77	21.94	15.82
5-year	9.23	9.42	9.62	9.79	9.74	9.02	4.33	11.19	14.46	10.31
Since inception	7.42	7.63	7.82	8.00	7.94	7.27	4.08	9.52	12.54	8.57
Cumulative returns
5-year	55.50	56.87	58.27	59.54	59.17	54.03	23.60	69.92	96.47	63.35
Since inception	58.47	60.48	62.37	64.14	63.54	57.09	29.36	79.57	113.90	69.71

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.46	1.21	1.06	0.71	0.75
Net (%)	1.14	0.89	0.64	0.38	0.43

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       7

Multi-Index 2050 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2050 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date to 2050 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2050 Preservation Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index..

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 57.40% Russell 3000 Index, 24.60% MSCI ACWI ex-USA Index, 18.00% Bloomberg Barclays U.S. Aggregate Bond Index.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date to 2050 Index. The S&P Target Date to 2050 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	71.4
Large blend	71.4
Unaffiliated investment companies/ Exchange-traded funds	22.8
Equity	12.2
Fixed income	10.6
U.S. Government	5.5
Short-term investments	0.3

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11
Average annual total returns
1-year	14.42	14.79	15.03	15.28	15.22	11.64	6.47	16.77	21.94	15.82
5-year	9.04	9.33	9.58	9.80	9.75	8.97	4.33	11.19	14.46	10.31
Since inception	7.46	7.70	7.90	8.11	8.07	7.67	3.87	9.78	12.98	8.75
Cumulative returns
5-year	54.12	56.22	57.99	59.62	59.19	53.68	23.60	69.92	96.47	63.35
Since inception	95.82	99.92	103.48	107.24	106.40	99.40	42.61	139.02	212.64	118.89

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.43	1.18	1.03	0.68	0.72
Net (%)	1.14	0.89	0.64	0.38	0.43

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. Class R4 shares were first offered on 5-1-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       8

Multi-Index 2045 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2045 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date to 2045 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2045 Preservation Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 56.00% Russell 3000 Index, 24.00% MSCI ACWI ex-USA Index, 20.00% Bloomberg Barclays U.S. Aggregate Bond Index.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date to 2045 Index. The S&P Target Date to 2045 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	70.1
Large blend	70.1
Unaffiliated investment companies/ Exchange-traded funds	23.2
Equity	11.8
Fixed income	11.4
U.S. Government	5.4
Short-term investments	1.3

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10
Average annual total returns
1-year	14.25	14.41	14.90	15.15	15.02	11.14	6.47	16.30	21.94	15.68
5-year	8.94	9.22	9.60	9.78	9.71	8.74	4.33	11.09	14.46	10.28
10-year	9.33	9.55	9.81	9.99	9.94	9.72	3.65	11.35	15.16	10.62
Cumulative returns
5-year	53.47	55.39	58.11	59.42	58.92	52.05	23.60	69.18	96.47	63.09
10-year	144.06	148.89	154.89	159.06	157.88	152.90	43.14	193.02	310.38	174.34

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.43	1.18	1.03	0.68	0.72
Net (%)	1.13	0.88	0.63	0.37	0.42

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. Class R4 shares were first offered on 5-1-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       9

Multi-Index 2040 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2040 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date to 2040 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2040 Preservation Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 51.80% Russell 3000 Index, 22.20% MSCI ACWI ex-USA Index, 26.00% Bloomberg Barclays U.S. Aggregate Bond Index.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date to 2040 Index. The S&P Target Date to 2040 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	67.0
Large blend	67.0
Unaffiliated investment companies/ Exchange-traded funds	27.2
Fixed income	15.9
Equity	11.3
U.S. Government	5.5
Short-term investments	0.3

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10
Average annual total returns
1-year	13.92	14.23	14.46	14.76	14.66	11.06	6.47	15.73	21.94	15.18
5-year	8.83	9.11	9.39	9.59	9.54	8.55	4.33	10.89	14.46	10.01
10-year	9.26	9.46	9.69	9.87	9.83	9.37	3.65	11.22	15.16	10.46
Cumulative returns
5-year	52.63	54.68	56.63	58.08	57.69	50.69	23.60	67.68	96.47	61.15
10-year	142.48	146.94	152.23	156.23	155.44	144.79	43.14	189.52	310.38	170.35

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.42	1.17	1.02	0.67	0.71
Net (%)	1.12	0.87	0.62	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. Class R4 shares were first offered on 5-1-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class- specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       10

Multi-Index 2035 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2035 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date to 2035 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2035 Preservation Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 45.50% Russell 3000 Index, 19.50% MSCI ACWI ex-USA Index, 35.00% Bloomberg Barclays U.S. Aggregate Bond Index.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date to 2035 Index. The S&P Target Date to 2035 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	60.1
Large blend	60.1
Unaffiliated investment companies/ Exchange-traded funds	33.9
Fixed income	23.8
Equity	10.1
U.S. Government	5.6
Short-term investments	0.4

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10
Average annual total returns
1-year	13.74	13.60	13.90	14.08	14.12	11.01	6.47	14.75	21.94	14.32
5-year	8.49	8.61	8.97	9.16	9.11	8.23	4.33	10.43	14.46	9.58
10-year	8.96	9.09	9.35	9.53	9.48	8.92	3.65	10.85	15.16	10.08
Cumulative returns
5-year	50.30	51.16	53.67	54.98	54.63	48.49	23.60	64.23	96.47	57.98
10-year	135.80	138.68	144.41	148.47	147.37	134.93	43.14	180.01	310.38	161.38

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.42	1.17	1.02	0.67	0.71
Net (%)	1.12	0.87	0.62	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. Class R4 shares were first offered on 5-1-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       11

Multi-Index 2030 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2030 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date to 2030 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2030 Preservation Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 33.25% Russell 3000 Index, 14.25% MSCI ACWI ex-USA Index, 52.50% Bloomberg Barclays U.S. Aggregate Bond Index.

Prior to January 1, 2020, the fund's primary benchmark was the Bloomberg Barclays U.S. Aggregate Bond Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date to 2030 Index. The S&P Target Date to 2030 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	44.8
Large blend	44.8
Unaffiliated investment companies/ Exchange-traded funds	49.2
Fixed income	38.6
Equity	10.6
U.S. Government	5.7
Short-term investments	0.3

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10
Average annual total returns
1-year	11.88	12.13	12.31	12.67	12.62	10.33	6.47	12.98	21.94	12.61
5-year	7.62	7.83	8.18	8.39	8.31	7.84	4.33	9.58	14.46	8.72
10-year	8.18	8.36	8.62	8.80	8.76	8.39	3.65	10.11	15.16	9.31
Cumulative returns
5-year	44.39	45.78	48.18	49.58	49.07	45.85	23.60	57.98	96.47	51.92
10-year	119.53	123.25	128.60	132.43	131.48	123.77	43.14	162.07	310.38	143.64

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.40	1.15	1.00	0.65	0.69
Net (%)	1.12	0.87	0.62	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. Class R4 shares were first offered on 5-1-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       12

Multi-Index 2025 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2025 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date to 2025 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2025 Preservation Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 19.60% Russell 3000 Index, 8.40% MSCI ACWI ex-USA Index, 72.00% Bloomberg Barclays U.S. Aggregate Bond Index.

Prior to January 1, 2020, the fund's primary benchmark was the Bloomberg Barclays U.S. Aggregate Bond Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date to 2025 Index. The S&P Target Date to 2025 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	26.0
Large blend	26.0
Unaffiliated investment companies/ Exchange-traded funds	55.1
Fixed income	49.2
Equity	5.9
U.S. Government	7.6
Short-term investments	11.3

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10
Average annual total returns
1-year	8.98	9.34	9.66	9.81	9.75	9.56	6.47	9.78	21.94	10.34
5-year	6.15	6.50	6.78	6.95	6.89	7.31	4.33	7.77	14.46	7.34
10-year	6.91	7.17	7.38	7.54	7.50	7.75	3.65	8.67	15.16	8.04
Cumulative returns
5-year	34.77	36.98	38.83	39.90	39.56	42.32	23.60	45.34	96.47	42.52
10-year	95.03	99.84	103.78	106.96	106.15	110.89	43.14	129.60	310.38	116.74

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.40	1.15	1.00	0.65	0.69
Net (%)	1.11	0.86	0.61	0.35	0.40

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. Class R4 shares were first offered on 5-1-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       13

Multi-Index 2020 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2020 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date to 2020 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2020 Preservation Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 5.60% Russell 3000 Index, 2.40% MSCI ACWI ex-USA Index, 92.00% Bloomberg Barclays U.S. Aggregate Bond Index.

Prior to January 1, 2020, the fund's primary benchmark was the Bloomberg Barclays U.S. Aggregate Bond Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date to 2020 Index. The S&P Target Date to 2020 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	8.2
Large blend	8.2
Unaffiliated investment companies/ Exchange-traded funds	77.5
Fixed income	70.6
Equity	6.9
U.S. Government	12.0
Short-term investments	2.3

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10
Average annual total returns
1-year	6.01	6.27	6.56	6.81	6.77	8.55	6.47	6.24	21.94	7.81
5-year	4.61	4.80	5.14	5.34	5.29	6.69	4.33	5.53	14.46	5.71
10-year	5.25	5.41	5.66	5.84	5.79	7.04	3.65	6.56	15.16	6.33
Cumulative returns
5-year	25.29	26.44	28.49	29.69	29.40	38.24	23.60	30.90	96.47	31.98
10-year	66.77	69.41	73.39	76.35	75.55	97.46	43.14	88.75	310.38	84.65

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.40	1.15	1.00	0.65	0.69
Net (%)	1.09	0.84	0.59	0.33	0.38

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. Class R4 shares were first offered on 5-1-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       14

Multi-Index Income Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index Income Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date to Retirement Income Index, an unmanaged index comprised of a set of indices aligned with specific target date years. Index performance inception was May 30, 2014. Returns since fund inception are not available.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock Income Preservation Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 5.60% Russell 3000 Index, 2.40% MSCI ACWI ex-USA Index, 92.00% Bloomberg Barclays U.S. Aggregate Bond Index.

Prior to January 1, 2020, the fund's primary benchmark was the Bloomberg Barclays U.S. Aggregate Bond Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date to Retirement Income Index. The S&P Target Date to Retirement Income Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	8.4
Large blend	8.4
Unaffiliated investment companies/ Exchange-traded funds	78.8
Fixed income	71.7
Equity	7.1
U.S. Government	12.3
Short-term investments	0.5

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-20 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10
Average annual total returns
1-year	5.46	5.63	5.91	6.17	6.11	8.60	6.47	6.10	21.94	7.51
5-year	3.70	3.87	4.14	4.32	4.28	5.42	4.33	4.65	14.46	4.97
10-year	3.79	3.96	4.15	4.33	4.30	—	3.65	4.85	15.16	4.90
Cumulative returns
5-year	19.89	20.91	22.47	23.55	23.34	30.22	23.60	25.50	96.47	27.45
10-year	45.13	47.46	50.22	52.82	52.32	—	43.14	60.51	310.38	61.40

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.42	1.17	1.02	0.67	0.71
Net (%)	1.10	0.85	0.60	0.34	0.39

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. Class R4 shares were first offered on 5-1-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       15

Your expenses
As a shareholder of a John Hancock Funds II Multi-Index Preservation Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses which each portfolio bears directly, each portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which each portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2020 through August 31, 2020).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios’ prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio[2]
Multi-Index 2060 Preservation Portfolio
Class R1	Actual expenses/actual returns	$1,000.00	$1,121.90	$3.95	0.74%
	Hypothetical example	1,000.00	1,021.40	3.76	0.74%
Class R2	Actual expenses/actual returns	1,000.00	1,122.60	2.45	0.46%
	Hypothetical example	1,000.00	1,022.80	2.34	0.46%
Class R4	Actual expenses/actual returns	1,000.00	1,124.40	0.96	0.18%
	Hypothetical example	1,000.00	1,024.20	0.92	0.18%
Class R6	Actual expenses/actual returns	1,000.00	1,126.20	0.00	0.00%
	Hypothetical example	1,000.00	1,025.10	0.00	0.00%
Class 1	Actual expenses/actual returns	1,000.00	1,125.30	0.27	0.05%
	Hypothetical example	1,000.00	1,024.90	0.25	0.05%
Multi-Index 2055 Preservation Portfolio
Class R1	Actual expenses/actual returns	$1,000.00	$1,122.00	$2.77	0.52%
	Hypothetical example	1,000.00	1,022.50	2.64	0.52%
Class R2	Actual expenses/actual returns	1,000.00	1,122.90	2.45	0.46%
	Hypothetical example	1,000.00	1,022.80	2.34	0.46%
Class R4	Actual expenses/actual returns	1,000.00	1,123.80	0.96	0.18%
	Hypothetical example	1,000.00	1,024.20	0.92	0.18%
Class R6	Actual expenses/actual returns	1,000.00	1,125.90	0.00	0.00%
	Hypothetical example	1,000.00	1,025.10	0.00	0.00%
Class 1	Actual expenses/actual returns	1,000.00	1,124.90	0.27	0.05%
	Hypothetical example	1,000.00	1,024.90	0.25	0.05%
16	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio[2]
Multi-Index 2050 Preservation Portfolio
Class R1	Actual expenses/actual returns	$1,000.00	$1,121.70	$4.05	0.76%
	Hypothetical example	1,000.00	1,021.30	3.86	0.76%
Class R2	Actual expenses/actual returns	1,000.00	1,123.60	2.72	0.51%
	Hypothetical example	1,000.00	1,022.60	2.59	0.51%
Class R4	Actual expenses/actual returns	1,000.00	1,124.10	1.44	0.27%
	Hypothetical example	1,000.00	1,023.80	1.37	0.27%
Class R6	Actual expenses/actual returns	1,000.00	1,125.70	0.00	0.00%
	Hypothetical example	1,000.00	1,025.10	0.00	0.00%
Class 1	Actual expenses/actual returns	1,000.00	1,125.70	0.27	0.05%
	Hypothetical example	1,000.00	1,024.90	0.25	0.05%
Multi-Index 2045 Preservation Portfolio
Class R1	Actual expenses/actual returns	$1,000.00	$1,120.00	$4.21	0.79%
	Hypothetical example	1,000.00	1,021.20	4.01	0.79%
Class R2	Actual expenses/actual returns	1,000.00	1,120.80	2.67	0.50%
	Hypothetical example	1,000.00	1,022.60	2.54	0.50%
Class R4	Actual expenses/actual returns	1,000.00	1,123.50	1.07	0.20%
	Hypothetical example	1,000.00	1,024.10	1.02	0.20%
Class R6	Actual expenses/actual returns	1,000.00	1,124.20	0.00	0.00%
	Hypothetical example	1,000.00	1,025.10	0.00	0.00%
Class 1	Actual expenses/actual returns	1,000.00	1,123.40	0.27	0.05%
	Hypothetical example	1,000.00	1,024.90	0.25	0.05%
Multi-Index 2040 Preservation Portfolio
Class R1	Actual expenses/actual returns	$1,000.00	$1,115.00	$3.93	0.74%
	Hypothetical example	1,000.00	1,021.40	3.76	0.74%
Class R2	Actual expenses/actual returns	1,000.00	1,116.70	2.61	0.49%
	Hypothetical example	1,000.00	1,022.70	2.49	0.49%
Class R4	Actual expenses/actual returns	1,000.00	1,118.60	1.33	0.25%
	Hypothetical example	1,000.00	1,023.90	1.27	0.25%
Class R6	Actual expenses/actual returns	1,000.00	1,119.50	0.00	0.00%
	Hypothetical example	1,000.00	1,025.10	0.00	0.00%
Class 1	Actual expenses/actual returns	1,000.00	1,119.30	0.27	0.05%
	Hypothetical example	1,000.00	1,024.90	0.25	0.05%
Multi-Index 2035 Preservation Portfolio
Class R1	Actual expenses/actual returns	$1,000.00	$1,111.70	$0.96	0.18%
	Hypothetical example	1,000.00	1,024.20	0.92	0.18%
Class R2	Actual expenses/actual returns	1,000.00	1,108.90	2.76	0.52%
	Hypothetical example	1,000.00	1,022.50	2.64	0.52%
Class R4	Actual expenses/actual returns	1,000.00	1,110.00	1.22	0.23%
	Hypothetical example	1,000.00	1,024.00	1.17	0.23%
Class R6	Actual expenses/actual returns	1,000.00	1,111.50	0.00	0.00%
	Hypothetical example	1,000.00	1,025.10	0.00	0.00%
Class 1	Actual expenses/actual returns	1,000.00	1,111.60	0.27	0.05%
	Hypothetical example	1,000.00	1,024.90	0.25	0.05%
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	17

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio[2]
Multi-Index 2030 Preservation Portfolio
Class R1	Actual expenses/actual returns	$1,000.00	$1,091.60	$4.26	0.81%
	Hypothetical example	1,000.00	1,021.10	4.12	0.81%
Class R2	Actual expenses/actual returns	1,000.00	1,092.70	2.89	0.55%
	Hypothetical example	1,000.00	1,022.40	2.80	0.55%
Class R4	Actual expenses/actual returns	1,000.00	1,093.70	1.84	0.35%
	Hypothetical example	1,000.00	1,023.40	1.78	0.35%
Class R6	Actual expenses/actual returns	1,000.00	1,095.20	0.47	0.09%
	Hypothetical example	1,000.00	1,024.70	0.46	0.09%
Class 1	Actual expenses/actual returns	1,000.00	1,095.20	0.74	0.14%
	Hypothetical example	1,000.00	1,024.40	0.71	0.14%
Multi-Index 2025 Preservation Portfolio
Class R1	Actual expenses/actual returns	$1,000.00	$1,066.00	$4.78	0.92%
	Hypothetical example	1,000.00	1,020.50	4.67	0.92%
Class R2	Actual expenses/actual returns	1,000.00	1,067.70	3.38	0.65%
	Hypothetical example	1,000.00	1,021.90	3.30	0.65%
Class R4	Actual expenses/actual returns	1,000.00	1,070.00	1.82	0.35%
	Hypothetical example	1,000.00	1,023.40	1.78	0.35%
Class R6	Actual expenses/actual returns	1,000.00	1,070.40	0.73	0.14%
	Hypothetical example	1,000.00	1,024.40	0.71	0.14%
Class 1	Actual expenses/actual returns	1,000.00	1,070.40	0.99	0.19%
	Hypothetical example	1,000.00	1,024.20	0.97	0.19%
Multi-Index 2020 Preservation Portfolio
Class R1	Actual expenses/actual returns	$1,000.00	$1,042.00	$4.98	0.97%
	Hypothetical example	1,000.00	1,020.30	4.93	0.97%
Class R2	Actual expenses/actual returns	1,000.00	1,042.90	3.34	0.65%
	Hypothetical example	1,000.00	1,021.90	3.30	0.65%
Class R4	Actual expenses/actual returns	1,000.00	1,044.70	2.21	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class R6	Actual expenses/actual returns	1,000.00	1,045.70	1.03	0.20%
	Hypothetical example	1,000.00	1,024.10	1.02	0.20%
Class 1	Actual expenses/actual returns	1,000.00	1,045.70	1.29	0.25%
	Hypothetical example	1,000.00	1,023.90	1.27	0.25%
Multi-Index Income Preservation Portfolio
Class R1	Actual expenses/actual returns	$1,000.00	$1,042.70	$4.52	0.88%
	Hypothetical example	1,000.00	1,020.70	4.47	0.88%
Class R2	Actual expenses/actual returns	1,000.00	1,042.80	3.75	0.73%
	Hypothetical example	1,000.00	1,021.50	3.71	0.73%
Class R4	Actual expenses/actual returns	1,000.00	1,043.70	2.47	0.48%
	Hypothetical example	1,000.00	1,022.70	2.44	0.48%
Class R6	Actual expenses/actual returns	1,000.00	1,045.60	1.13	0.22%
	Hypothetical example	1,000.00	1,024.00	1.12	0.22%
Class 1	Actual expenses/actual returns	1,000.00	1,045.60	1.39	0.27%
	Hypothetical example	1,000.00	1,023.80	1.37	0.27%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
18	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Portfolios' investments
MULTI-INDEX 2060 PRESERVATION PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 70.6%
Equity - 70.6%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	8,166,523	$100,938,223

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $94,041,114)		$100,938,223
UNAFFILIATED INVESTMENT COMPANIES - 23.8%
Exchange-traded funds - 23.8%
Financial Select Sector SPDR Fund	62,813	1,574,094
iShares JP Morgan USD Emerging Markets Bond ETF	13,182	1,497,212
Vanguard FTSE Emerging Markets ETF	50,696	2,240,256
Vanguard Health Care ETF	7,768	1,611,627
Vanguard Information Technology ETF	4,718	1,548,212
Vanguard Intermediate-Term Corporate Bond ETF	31,329	3,019,802
Vanguard Mid-Cap ETF	44,737	8,045,502
Vanguard S&P 500 ETF	3,516	1,128,706
Vanguard Small-Cap ETF	8,418	1,333,916
Vanguard Total Bond Market ETF	118,681	10,498,521
Xtrackers USD High Yield Corporate Bond ETF	30,697	1,496,786

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $31,651,743)		$33,994,634
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.2%
U.S. Government - 5.2%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	1,524,000	967,128
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	1,471,300	988,189
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	2,741,000	1,826,456
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	2,828,700	1,834,059
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	2,756,500	1,828,713

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $6,388,418)		$7,444,545
SHORT-TERM INVESTMENTS - 0.5%
Short-term funds - 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	649,734	649,734

TOTAL SHORT-TERM INVESTMENTS (Cost $649,734)		$649,734
Total investments (Cost $132,731,009) - 100.1%		$143,027,136
Other assets and liabilities, net - (0.1%)		(158,966)
TOTAL NET ASSETS - 100.0%		$142,868,170
MULTI-INDEX 2055 PRESERVATION PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 71.1%
Equity - 71.1%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	18,198,374	$224,931,908

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $215,010,254)		$224,931,908
MULTI-INDEX 2055 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value

UNAFFILIATED INVESTMENT COMPANIES - 23.4%
Exchange-traded funds - 23.4%
Financial Select Sector SPDR Fund	140,049	$3,509,628
iShares JP Morgan USD Emerging Markets Bond ETF	28,243	3,207,840
Vanguard FTSE Emerging Markets ETF	111,893	4,944,552
Vanguard Health Care ETF	16,911	3,508,525
Vanguard Information Technology ETF	10,526	3,454,107
Vanguard Intermediate-Term Corporate Bond ETF	67,122	6,469,890
Vanguard Mid-Cap ETF	98,051	17,633,492
Vanguard S&P 500 ETF	7,845	2,518,402
Vanguard Small-Cap ETF	18,451	2,923,745
Vanguard Total Bond Market ETF	254,271	22,492,813
Xtrackers USD High Yield Corporate Bond ETF	65,769	3,206,896

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $67,282,254)		$73,869,890
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.3%
U.S. Government - 5.3%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	3,419,000	2,169,692
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	3,276,100	2,200,372
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	6,277,400	4,182,924
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	6,440,500	4,175,859
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	6,319,100	4,192,206

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $14,492,205)		$16,921,053
SHORT-TERM INVESTMENTS - 0.3%
Short-term funds - 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	990,229	990,229

TOTAL SHORT-TERM INVESTMENTS (Cost $990,229)		$990,229
Total investments (Cost $297,774,942) - 100.1%		$316,713,080
Other assets and liabilities, net - (0.1%)		(352,996)
TOTAL NET ASSETS - 100.0%		$316,360,084
MULTI-INDEX 2050 PRESERVATION PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 71.5%
Equity - 71.5%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	34,578,921	$427,395,461

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $375,982,361)		$427,395,461
UNAFFILIATED INVESTMENT COMPANIES - 22.8%
Exchange-traded funds - 22.8%
Financial Select Sector SPDR Fund	260,686	6,532,791
iShares JP Morgan USD Emerging Markets Bond ETF	50,556	5,742,150
Vanguard FTSE Emerging Markets ETF	212,159	9,375,306
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	19

MULTI-INDEX 2050 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value
Exchange-traded funds - (continued)
Vanguard Health Care ETF	31,967	$6,632,193
Vanguard Information Technology ETF	20,048	6,578,751
Vanguard Intermediate-Term Corporate Bond ETF	120,148	11,581,066
Vanguard Mid-Cap ETF	186,735	33,582,422
Vanguard S&P 500 ETF	14,941	4,796,360
Vanguard Small-Cap ETF	35,096	5,561,312
Vanguard Total Bond Market ETF	455,143	40,261,950
Xtrackers USD High Yield Corporate Bond ETF	117,922	5,749,877

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $122,607,350)		$136,394,178
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.5%
U.S. Government - 5.5%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	6,525,000	4,140,755
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	6,218,200	4,176,415
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	12,268,700	8,175,205
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	12,665,800	8,212,190
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	12,359,100	8,199,254

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $28,122,968)		$32,903,819
SHORT-TERM INVESTMENTS - 0.3%
Short-term funds - 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	1,928,900	1,928,900

TOTAL SHORT-TERM INVESTMENTS (Cost $1,928,900)		$1,928,900
Total investments (Cost $528,641,579) - 100.1%		$598,622,358
Other assets and liabilities, net - (0.1%)		(370,403)
TOTAL NET ASSETS - 100.0%		$598,251,955
MULTI-INDEX 2045 PRESERVATION PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 70.8%
Equity - 70.8%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	42,337,601	$523,292,744

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $451,990,423)		$523,292,744
UNAFFILIATED INVESTMENT COMPANIES - 23.4%
Exchange-traded funds - 23.4%
Financial Select Sector SPDR Fund	319,189	7,998,876
iShares Global Infrastructure ETF	6,871	273,054
iShares JP Morgan USD Emerging Markets Bond ETF	88,990	10,107,484
iShares MSCI Global Min Vol Factor ETF	37,018	3,444,895
Vanguard Dividend Appreciation ETF	18,090	2,362,373
Vanguard Energy ETF	19,405	929,305
Vanguard FTSE Emerging Markets ETF	220,475	9,742,790
MULTI-INDEX 2045 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value
Exchange-traded funds - (continued)
Vanguard Global ex-U.S. Real Estate ETF	5,546	$275,636
Vanguard Health Care ETF (D)	39,544	8,204,194
Vanguard Information Technology ETF	24,762	8,125,650
Vanguard Intermediate-Term Corporate Bond ETF	122,171	11,776,063
Vanguard Materials ETF	4,115	554,661
Vanguard Mid-Cap ETF	216,551	38,944,532
Vanguard Real Estate ETF	10,053	821,833
Vanguard S&P 500 ETF	1,369	439,476
Vanguard Small-Cap ETF	38,560	6,110,218
Vanguard Total Bond Market ETF	536,031	47,417,302
Xtrackers USD High Yield Corporate Bond ETF	325,876	15,889,714

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $149,955,210)		$173,418,056
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.5%
U.S. Government - 5.5%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	8,057,000	5,112,960
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	7,652,200	5,139,552
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	15,099,400	10,061,432
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	15,564,900	10,091,895
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	15,211,000	10,091,256

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $34,617,813)		$40,497,095
SHORT-TERM INVESTMENTS - 1.3%
Short-term funds - 1.3%
John Hancock Collateral Trust, 0.2611% (C)(E)	669,025	6,697,405
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	2,449,266	2,449,266

TOTAL SHORT-TERM INVESTMENTS (Cost $9,136,914)		$9,146,671
Total investments (Cost $645,700,360) - 101.0%		$746,354,566
Other assets and liabilities, net - (1.0%)		(7,034,157)
TOTAL NET ASSETS - 100.0%		$739,320,409
MULTI-INDEX 2040 PRESERVATION PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 67.0%
Equity - 67.0%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	48,780,483	$602,926,766

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $512,510,459)		$602,926,766
UNAFFILIATED INVESTMENT COMPANIES - 27.2%
Exchange-traded funds - 27.2%
Financial Select Sector SPDR Fund	356,910	8,944,165
iShares Global Infrastructure ETF	11,775	467,939
iShares JP Morgan USD Emerging Markets Bond ETF	175,830	19,970,771
20	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2040 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value
Exchange-traded funds - (continued)
iShares MSCI Global Min Vol Factor ETF	72,821	$6,776,722
Vanguard Dividend Appreciation ETF	35,542	4,641,430
Vanguard Energy ETF	34,631	1,658,479
Vanguard FTSE Emerging Markets ETF	132,431	5,852,126
Vanguard Global ex-U.S. Real Estate ETF	9,694	481,792
Vanguard Health Care ETF	45,465	9,432,624
Vanguard Information Technology ETF	27,676	9,081,879
Vanguard Intermediate-Term Corporate Bond ETF	157,515	15,182,871
Vanguard Materials ETF	7,125	960,379
Vanguard Mid-Cap ETF	215,898	38,827,096
Vanguard Real Estate ETF	17,407	1,423,022
Vanguard S&P 500 ETF	26,043	8,360,324
Vanguard Small-Cap ETF	31,698	5,022,865
Vanguard Total Bond Market ETF	924,388	81,771,362
Xtrackers USD High Yield Corporate Bond ETF	532,155	25,947,878

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $215,383,061)		$244,803,724
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.5%
U.S. Government - 5.5%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	9,852,000	6,252,065
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	9,371,100	6,294,041
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	18,609,900	12,400,642
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	19,210,500	12,455,606
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	18,746,900	12,437,037

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $42,597,313)		$49,839,391
SHORT-TERM INVESTMENTS - 0.3%
Short-term funds - 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	3,030,585	3,030,585

TOTAL SHORT-TERM INVESTMENTS (Cost $3,030,585)		$3,030,585
Total investments (Cost $773,521,418) - 100.0%		$900,600,466
Other assets and liabilities, net - (0.0%)		(214,708)
TOTAL NET ASSETS - 100.0%		$900,385,758
MULTI-INDEX 2035 PRESERVATION PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 60.2%
Equity - 60.2%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	54,840,095	$677,823,579

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $559,531,638)		$677,823,579
UNAFFILIATED INVESTMENT COMPANIES - 33.9%
Exchange-traded funds - 33.9%
Financial Select Sector SPDR Fund	418,006	10,475,230
MULTI-INDEX 2035 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value
Exchange-traded funds - (continued)
iShares Global Infrastructure ETF (D)	19,121	$759,869
iShares JP Morgan USD Emerging Markets Bond ETF	303,928	34,520,142
iShares MSCI Global Min Vol Factor ETF	125,939	11,719,883
Vanguard Dividend Appreciation ETF	61,489	8,029,849
Vanguard Energy ETF	55,631	2,664,169
Vanguard Global ex-U.S. Real Estate ETF	15,780	784,266
Vanguard Health Care ETF	54,774	11,363,962
Vanguard Information Technology ETF	32,197	10,565,446
Vanguard Intermediate-Term Corporate Bond ETF	511,201	49,274,664
Vanguard Materials ETF	11,525	1,553,455
Vanguard Mid-Cap ETF	182,117	32,751,921
Vanguard Real Estate ETF	28,048	2,292,924
Vanguard S&P 500 ETF	49,546	15,905,257
Vanguard Small-Cap ETF	30,879	4,893,086
Vanguard Total Bond Market ETF	1,590,200	140,669,092
Xtrackers USD High Yield Corporate Bond ETF	899,915	43,879,855

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $341,726,486)		$382,103,070
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.6%
U.S. Government - 5.6%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	12,348,000	7,836,023
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	11,749,300	7,891,344
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	23,478,000	15,644,483
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	24,246,800	15,721,019
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	23,653,800	15,692,365

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $53,656,757)		$62,785,234
SHORT-TERM INVESTMENTS - 0.4%
Short-term funds - 0.4%
John Hancock Collateral Trust, 0.2611% (C)(E)	25,812	258,397
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	4,721,146	4,721,146

TOTAL SHORT-TERM INVESTMENTS (Cost $4,979,096)		$4,979,543
Total investments (Cost $959,893,977) - 100.1%		$1,127,691,426
Other assets and liabilities, net - (0.1%)		(1,444,311)
TOTAL NET ASSETS - 100.0%		$1,126,247,115
MULTI-INDEX 2030 PRESERVATION PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 44.8%
Equity - 44.8%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	46,277,615	$571,991,320

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $459,130,612)		$571,991,320
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	21

MULTI-INDEX 2030 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value

UNAFFILIATED INVESTMENT COMPANIES - 49.2%
Exchange-traded funds - 49.2%
Financial Select Sector SPDR Fund	426,610	$10,690,847
Invesco Senior Loan ETF	258,713	5,658,053
iShares Global Infrastructure ETF	26,879	1,068,171
iShares JP Morgan USD Emerging Markets Bond ETF	446,200	50,679,396
iShares MSCI Global Min Vol Factor ETF	185,063	17,221,963
SPDR Portfolio Short Term Corporate Bond ETF	99,100	3,114,713
Vanguard Dividend Appreciation ETF	89,450	11,681,276
Vanguard Energy ETF	76,880	3,681,783
Vanguard FTSE Developed Markets ETF	217,611	9,111,373
Vanguard Global ex-U.S. Real Estate ETF	22,091	1,097,923
Vanguard Health Care ETF (D)	59,041	12,249,236
Vanguard Information Technology ETF	33,099	10,861,437
Vanguard Intermediate-Term Corporate Bond ETF	934,888	90,113,854
Vanguard Materials ETF	16,178	2,180,633
Vanguard Mid-Cap ETF	117,222	21,081,204
Vanguard Real Estate ETF	39,479	3,227,408
Vanguard S&P 500 ETF	82,216	26,392,980
Vanguard Short-Term Corporate Bond ETF	37,466	3,113,050
Vanguard Small-Cap ETF	23,135	3,665,972
Vanguard Total Bond Market ETF	3,175,500	280,904,730
Xtrackers USD High Yield Corporate Bond ETF	1,220,195	59,496,708

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $571,306,129)		$627,292,710
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.7%
U.S. Government - 5.7%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	3,057,331	3,168,995
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	2,024,061	2,157,404
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	883,115	948,745
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	12,993,000	8,245,339
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	12,301,800	8,262,427
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	25,112,500	16,733,626
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	25,954,100	16,827,990
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	25,302,600	16,786,209

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $63,179,819)		$73,130,735
SHORT-TERM INVESTMENTS - 0.3%
Short-term funds - 0.3%
John Hancock Collateral Trust, 0.2611% (C)(E)	6,610	66,166
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	4,013,436	4,013,436

TOTAL SHORT-TERM INVESTMENTS (Cost $4,079,487)		$4,079,602
Total investments (Cost $1,097,696,047) - 100.0%		$1,276,494,367
Other assets and liabilities, net - (0.0%)		(40,558)
TOTAL NET ASSETS - 100.0%		$1,276,453,809
MULTI-INDEX 2025 PRESERVATION PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 29.3%
Equity - 29.3%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	26,803,354	$331,289,458

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $262,017,516)		$331,289,458
UNAFFILIATED INVESTMENT COMPANIES - 61.8%
Exchange-traded funds - 61.8%
Invesco Senior Loan ETF (D)	1,489,740	32,580,614
iShares Global Infrastructure ETF (D)	28,275	1,123,649
iShares JP Morgan USD Emerging Markets Bond ETF (D)	482,281	54,777,476
iShares MSCI Global Min Vol Factor ETF (D)	211,007	19,636,311
SPDR Portfolio Short Term Corporate Bond ETF	1,309,509	41,157,868
Vanguard Dividend Appreciation ETF (D)	102,915	13,439,670
Vanguard Energy ETF (D)	80,458	3,853,134
Vanguard Global ex-U.S. Real Estate ETF (D)	23,304	1,158,209
Vanguard Intermediate-Term Corporate Bond ETF (D)	1,337,000	128,873,430
Vanguard Materials ETF (D)	17,036	2,296,282
Vanguard Mid-Cap ETF (D)	18,965	3,410,666
Vanguard Real Estate ETF (D)	41,734	3,411,755
Vanguard S&P 500 ETF	78,907	25,330,725
Vanguard Short-Term Corporate Bond ETF (D)	495,079	41,136,114
Vanguard Small-Cap ETF (D)	9,498	1,505,053
Vanguard Total Bond Market ETF	2,998,239	265,224,222
Xtrackers USD High Yield Corporate Bond ETF	1,259,582	61,417,218

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $652,065,145)		$700,332,396
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.6%
U.S. Government - 8.6%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	33,669,052	34,898,761
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	22,492,083	23,973,837
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	9,744,201	10,468,355
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050 (D)	5,280,000	3,350,680
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	4,988,900	3,350,764
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	10,538,300	7,022,159
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	10,944,200	7,095,946
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047 (D)	10,617,800	7,044,043

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $90,625,556)		$97,204,545
SHORT-TERM INVESTMENTS - 12.6%
Short-term funds - 12.6%
John Hancock Collateral Trust, 0.2611% (C)(E)	13,666,706	136,813,298
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	6,166,259	6,166,259
22	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2025 PRESERVATION PORTFOLIO (continued)

Shares or Principal Amount	Value

TOTAL SHORT-TERM INVESTMENTS (Cost $142,981,092)	$142,979,557
Total investments (Cost $1,147,689,309) - 112.3%	$1,271,805,956
Other assets and liabilities, net - (12.3%)	(139,386,798)
TOTAL NET ASSETS - 100.0%	$1,132,419,158
MULTI-INDEX 2020 PRESERVATION PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 8.4%
Equity - 8.4%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	3,454,032	$42,691,836

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $33,127,058)		$42,691,836
UNAFFILIATED INVESTMENT COMPANIES - 79.5%
Exchange-traded funds - 79.5%
Invesco Senior Loan ETF (D)	1,176,181	25,723,078
iShares Global Infrastructure ETF	14,797	588,033
iShares JP Morgan USD Emerging Markets Bond ETF	257,883	29,290,351
iShares MSCI Global Min Vol Factor ETF	111,948	10,417,881
SPDR Portfolio Short Term Corporate Bond ETF	1,051,989	33,064,014
Vanguard Dividend Appreciation ETF	52,954	6,915,263
Vanguard Energy ETF	41,836	2,003,526
Vanguard Global ex-U.S. Real Estate ETF	11,929	592,871
Vanguard Intermediate-Term Corporate Bond ETF	1,008,374	97,197,170
Vanguard Materials ETF	8,720	1,175,369
Vanguard Real Estate ETF	21,731	1,776,509
Vanguard S&P 500 ETF	39,214	12,588,478
Vanguard Short-Term Corporate Bond ETF	398,180	33,084,776
Vanguard Total Bond Market ETF	1,342,281	118,738,176
Xtrackers USD High Yield Corporate Bond ETF	651,251	31,754,999

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $379,049,603)		$404,910,494
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 12.2%
U.S. Government - 12.2%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	29,930,553	31,023,720
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	20,790,205	22,159,841
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	8,646,544	9,289,124

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $60,198,040)		$62,472,685
SHORT-TERM INVESTMENTS - 2.5%
Short-term funds - 2.5%
John Hancock Collateral Trust, 0.2611% (C)(E)	1,143,853	11,450,772
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	1,226,241	1,226,241
MULTI-INDEX 2020 PRESERVATION PORTFOLIO (continued)

Shares or Principal Amount	Value

TOTAL SHORT-TERM INVESTMENTS (Cost $12,675,431)	$12,677,013
Total investments (Cost $485,050,132) - 102.6%	$522,752,028
Other assets and liabilities, net - (2.6%)	(13,407,673)
TOTAL NET ASSETS - 100.0%	$509,344,355
MULTI-INDEX INCOME PRESERVATION PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 8.4%
Equity - 8.4%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	2,047,424	$25,306,158

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $20,073,030)		$25,306,158
UNAFFILIATED INVESTMENT COMPANIES - 79.0%
Exchange-traded funds - 79.0%
Invesco Senior Loan ETF (D)	694,922	15,197,944
iShares Global Infrastructure ETF	8,818	350,427
iShares JP Morgan USD Emerging Markets Bond ETF	151,827	17,244,511
iShares MSCI Global Min Vol Factor ETF	75,968	7,069,582
SPDR Portfolio Short Term Corporate Bond ETF	619,069	19,457,339
Vanguard Dividend Appreciation ETF	24,357	3,180,781
Vanguard Energy ETF	24,830	1,189,109
Vanguard Global ex-U.S. Real Estate ETF	7,071	351,429
Vanguard Intermediate-Term Corporate Bond ETF	591,885	57,051,795
Vanguard Materials ETF	5,206	701,717
Vanguard Real Estate ETF (D)	12,906	1,055,066
Vanguard S&P 500 ETF	23,286	7,475,272
Vanguard Short-Term Corporate Bond ETF	234,277	19,466,076
Vanguard Total Bond Market ETF	789,037	69,798,213
Xtrackers USD High Yield Corporate Bond ETF	383,136	18,681,711

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $225,782,013)		$238,270,972
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 12.3%
U.S. Government - 12.3%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	17,623,174	18,266,832
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	12,651,627	13,485,102
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	5,099,116	5,478,064

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $35,849,069)		$37,229,998
SHORT-TERM INVESTMENTS - 0.5%
Short-term funds - 0.5%
John Hancock Collateral Trust, 0.2611% (C)(E)	52,882	529,384
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (C)	901,161	901,161
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	23

MULTI-INDEX INCOME PRESERVATION PORTFOLIO (continued)

Shares or Principal Amount	Value

TOTAL SHORT-TERM INVESTMENTS (Cost $1,429,624)	$1,430,545
Total investments (Cost $283,133,736) - 100.2%	$302,237,673
Other assets and liabilities, net - (0.2%)	(696,700)
TOTAL NET ASSETS - 100.0%	$301,540,973
Percentages are based upon net assets.
Security Abbreviations and Legend
JHF II	John Hancock Funds II
MIM US	Manulife Investment Management (US) LLC
PO	Principal-Only Security - (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.
STRIPS	Separate Trading of Registered Interest and Principal Securities
(A)	The underlying funds' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	The rate shown is the annualized seven-day yield as of 8-31-20.
(D)	All or a portion of this security is on loan as of 8-31-20.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
24	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 8-31-20

	Multi-Index 2060 Preservation Portfolio	Multi-Index 2055 Preservation Portfolio	Multi-Index 2050 Preservation Portfolio	Multi-Index 2045 Preservation Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$42,088,913	$91,781,172	$171,226,897	$216,364,417
Affiliated investments, at value	100,938,223	224,931,908	427,395,461	529,990,149
Total investments, at value	143,027,136	316,713,080	598,622,358	746,354,566
Dividends and interest receivable	25	44	86	118
Receivable for fund shares sold	131,406	18,360	52,532	25,908
Receivable for investments sold	49,207	384,607	1,736,694	842,748
Receivable for securities lending income	92	580	353	2,833
Receivable from affiliates	4,550	7,678	13,278	16,849
Other assets	25,959	26,034	40,436	40,651
Total assets	143,238,375	317,150,383	600,465,737	747,283,673
Liabilities
Payable for investments purchased	312,811	377,441	395,024	389,260
Payable for fund shares repurchased	1,331	346,919	1,732,336	775,805
Payable upon return of securities loaned	—	—	—	6,703,122
Payable to affiliates
Accounting and legal services fees	7,857	17,806	35,227	43,434
Transfer agent fees	22	35	179	114
Distribution and service fees	59	41	371	214
Trustees' fees	73	164	315	390
Other liabilities and accrued expenses	48,052	47,893	50,330	50,925
Total liabilities	370,205	790,299	2,213,782	7,963,264
Net assets	$142,868,170	$316,360,084	$598,251,955	$739,320,409
Net assets consist of
Paid-in capital	$132,214,703	$292,967,932	$526,045,768	$632,625,154
Total distributable earnings (loss)	10,653,467	23,392,152	72,206,187	106,695,255
Net assets	$142,868,170	$316,360,084	$598,251,955	$739,320,409
Unaffiliated investments, at cost	$38,689,895	$82,764,688	$152,659,218	$187,022,289
Affiliated investments, at cost	94,041,114	215,010,254	375,982,361	458,678,071
Total investments, at cost	132,731,009	297,774,942	528,641,579	645,700,360
Securities loaned, at value	—	—	—	$6,571,470
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R1
Net assets	$228,381	$48,678	$346,191	$360,126
Shares outstanding	18,246	4,302	27,401	25,384
Net asset value, offering price and redemption price per share	$12.52	$11.31 [1]	$12.63	$14.19
Class R2
Net assets	$195,526	$235,737	$992,456	$687,441
Shares outstanding	15,591	20,813	78,533	48,403
Net asset value, offering price and redemption price per share	$12.54	$11.33	$12.64	$14.20
Class R4
Net assets	$154,499	$47,148	$1,328,032	$54,219
Shares outstanding	12,297	4,153	104,727	3,798
Net asset value, offering price and redemption price per share	$12.56	$11.35	$12.68	$14.28
Class R6
Net assets	$1,512,109	$2,917,837	$14,091,795	$9,575,122
Shares outstanding	120,203	256,907	1,115,535	673,938
Net asset value, offering price and redemption price per share	$12.58	$11.36	$12.63	$14.21
Class 1
Net assets	$140,777,655	$313,110,684	$581,493,481	$728,643,501
Shares outstanding	11,197,711	27,586,397	46,027,565	51,301,995
Net asset value, offering price and redemption price per share	$12.57	$11.35	$12.63	$14.20

[1]	Net asset value, offering price and redemption price per share of $11.31 is calculated using Net assets of $48,678.19 and Shares outstanding of 4,302.480.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	25

STATEMENTS OF ASSETS AND LIABILITIES 8-31-20

Continued

	Multi-Index 2040 Preservation Portfolio	Multi-Index 2035 Preservation Portfolio	Multi-Index 2030 Preservation Portfolio	Multi-Index 2025 Preservation Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$297,673,700	$449,609,450	$704,436,881	$803,703,200
Affiliated investments, at value	602,926,766	678,081,976	572,057,486	468,102,756
Total investments, at value	900,600,466	1,127,691,426	1,276,494,367	1,271,805,956
Dividends and interest receivable	162	232	1,472	14,024
Receivable for fund shares sold	89,745	23,531	63,017	7,456
Receivable for investments sold	1,179,204	2,277,980	1,910,387	3,157,871
Receivable for securities lending income	222	487	285	32,000
Receivable from affiliates	20,986	26,032	29,139	27,854
Other assets	41,598	42,354	43,898	42,404
Total assets	901,932,383	1,130,062,042	1,278,542,565	1,275,087,565
Liabilities
Payable for investments purchased	100,207	775,517	—	1,742,689
Payable for fund shares repurchased	1,341,356	2,690,925	1,915,861	3,750,804
Payable upon return of securities loaned	—	229,320	42,158	137,053,589
Payable to affiliates
Accounting and legal services fees	52,926	66,475	76,510	67,949
Transfer agent fees	208	195	324	126
Distribution and service fees	128	312	434	415
Trustees' fees	477	599	690	615
Other liabilities and accrued expenses	51,323	51,584	52,779	52,220
Total liabilities	1,546,625	3,814,927	2,088,756	142,668,407
Net assets	$900,385,758	$1,126,247,115	$1,276,453,809	$1,132,419,158
Net assets consist of
Paid-in capital	$760,596,792	$940,007,374	$1,060,527,250	$963,921,406
Total distributable earnings (loss)	139,788,966	186,239,741	215,926,559	168,497,752
Net assets	$900,385,758	$1,126,247,115	$1,276,453,809	$1,132,419,158
Unaffiliated investments, at cost	$261,010,959	$400,104,389	$638,499,384	$748,856,960
Affiliated investments, at cost	512,510,459	559,789,588	459,196,663	398,832,349
Total investments, at cost	773,521,418	959,893,977	1,097,696,047	1,147,689,309
Securities loaned, at value	—	$224,784	$41,330	$134,202,394
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R1
Net assets	$190,958	$64,551	$374,155	$152,476
Shares outstanding	13,582	4,602	27,317	11,800
Net asset value, offering price and redemption price per share	$14.06	$14.03	$13.70	$12.92
Class R2
Net assets	$402,895	$1,416,231	$920,815	$1,679,619
Shares outstanding	28,638	101,540	67,324	129,789
Net asset value, offering price and redemption price per share	$14.07	$13.95	$13.68	$12.94
Class R4
Net assets	$212,006	$76,766	$1,939,752	$86,369
Shares outstanding	14,985	5,471	140,875	6,651
Net asset value, offering price and redemption price per share	$14.15	$14.03	$13.77	$12.99
Class R6
Net assets	$18,682,741	$16,774,340	$26,920,223	$9,821,775
Shares outstanding	1,329,996	1,201,465	1,966,874	759,339
Net asset value, offering price and redemption price per share	$14.05	$13.96	$13.69	$12.93
Class 1
Net assets	$880,897,158	$1,107,915,227	$1,246,298,864	$1,120,678,919
Shares outstanding	62,618,554	79,439,820	91,038,937	86,653,069
Net asset value, offering price and redemption price per share	$14.07	$13.95	$13.69	$12.93
26	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 8-31-20

Continued
	Multi-Index 2020 Preservation Portfolio	Multi-Index Income Preservation Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$468,609,420	$276,402,131
Affiliated investments, at value	54,142,608	25,835,542
Total investments, at value	522,752,028	302,237,673
Dividends and interest receivable	12,469	7,410
Receivable for fund shares sold	22,248	34
Receivable for investments sold	822,204	195,790
Receivable for securities lending income	2,856	834
Receivable from affiliates	20,184	12,091
Other assets	39,604	38,642
Total assets	523,671,593	302,492,474
Liabilities
Payable for investments purchased	22	2,766
Payable for fund shares repurchased	2,743,953	288,484
Payable upon return of securities loaned	11,399,490	537,849
Payable to affiliates
Accounting and legal services fees	31,644	18,335
Transfer agent fees	101	116
Distribution and service fees	252	206
Trustees' fees	283	166
Other liabilities and accrued expenses	151,493	103,579
Total liabilities	14,327,238	951,501
Net assets	$509,344,355	$301,540,973
Net assets consist of
Paid-in capital	$456,053,424	$273,586,697
Total distributable earnings (loss)	53,290,931	27,954,276
Net assets	$509,344,355	$301,540,973
Unaffiliated investments, at cost	$440,473,884	$262,532,243
Affiliated investments, at cost	44,576,248	20,601,493
Total investments, at cost	485,050,132	283,133,736
Securities loaned, at value	$11,090,972	$527,247
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R1
Net assets	$224,330	$133,862
Shares outstanding	18,853	11,430
Net asset value, offering price and redemption price per share	$11.90	$11.71
Class R2
Net assets	$1,274,544	$671,341
Shares outstanding	106,981	57,372
Net asset value, offering price and redemption price per share	$11.91	$11.70
Class R4
Net assets	$130,810	$638,674
Shares outstanding	10,965	54,573
Net asset value, offering price and redemption price per share	$11.93	$11.70
Class R6
Net assets	$7,376,523	$9,123,825
Shares outstanding	619,966	780,198
Net asset value, offering price and redemption price per share	$11.90	$11.69
Class 1
Net assets	$500,338,148	$290,973,271
Shares outstanding	42,091,060	24,871,290
Net asset value, offering price and redemption price per share	$11.89	$11.70
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	27

STATEMENTS OF OPERATIONS For the year ended 8-31-20

	Multi-Index 2060 Preservation Portfolio	Multi-Index 2055 Preservation Portfolio	Multi-Index 2050 Preservation Portfolio	Multi-Index 2045 Preservation Portfolio
Investment income
Income distributions received from affiliated investments	$1,643,536	$4,319,952	$9,622,532	$11,681,136
Dividends	787,006	2,002,565	4,347,655	5,850,255
Interest	96,928	232,672	499,987	604,720
Securities lending	4,687	25,211	46,835	70,471
Other income received from advisor	42,925	80,620	176,573	273,932
Total investment income	2,575,082	6,661,020	14,693,582	18,480,514
Expenses
Investment management fees	217,114	532,741	1,142,346	1,447,249
Distribution and service fees	56,764	140,890	281,275	350,461
Accounting and legal services fees	20,475	51,483	111,309	137,620
Transfer agent fees	620	313	8,506	7,715
Trustees' fees	1,960	4,805	10,489	12,890
Custodian fees	46,895	46,895	46,895	46,895
State registration fees	59,585	58,864	60,863	59,505
Printing and postage	19,730	18,510	24,795	24,345
Professional fees	37,686	41,785	49,723	53,224
Other	12,206	14,969	21,557	24,141
Total expenses	473,035	911,255	1,757,758	2,164,045
Less expense reductions	(416,337)	(770,371)	(1,476,674)	(1,812,987)
Net expenses	56,698	140,884	281,084	351,058
Net investment income	2,518,384	6,520,136	14,412,498	18,129,456
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	2,059,686	8,137,957	22,477,234	25,670,045
Affiliated investments	(1,441,991)	(1,584,636)	(15,129,636)	(15,707,650)
Capital gain distributions received from affiliated investments	815,320	2,143,028	4,773,515	5,794,740
	1,433,015	8,696,349	12,121,113	15,757,135
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	1,827,511	1,054,823	(3,786,082)	(3,510,661)
Affiliated investments	12,049,644	25,801,176	58,212,793	68,760,499
	13,877,155	26,855,999	54,426,711	65,249,838
Net realized and unrealized gain	15,310,170	35,552,348	66,547,824	81,006,973
Increase in net assets from operations	$17,828,554	$42,072,484	$80,960,322	$99,136,429
28	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-20

Continued
	Multi-Index 2040 Preservation Portfolio	Multi-Index 2035 Preservation Portfolio	Multi-Index 2030 Preservation Portfolio	Multi-Index 2025 Preservation Portfolio
Investment income
Income distributions received from affiliated investments	$13,452,248	$15,108,780	$12,966,560	$7,237,151
Dividends	8,314,894	12,930,043	20,031,099	23,056,416
Interest	741,165	990,805	1,096,558	913,083
Securities lending	116,188	143,986	214,982	588,442
Other income received from advisor	264,055	—	—	—
Total investment income	22,888,550	29,173,614	34,309,199	31,795,092
Expenses
Investment management fees	1,929,858	2,789,979	4,055,794	4,496,258
Distribution and service fees	426,622	546,151	626,730	570,519
Accounting and legal services fees	168,424	212,082	242,316	218,077
Transfer agent fees	9,092	9,945	11,235	7,926
Trustees' fees	15,731	19,720	22,275	19,982
Custodian fees	46,895	46,895	47,895	47,895
State registration fees	61,183	61,383	61,477	60,054
Printing and postage	23,870	24,026	23,498	22,760
Professional fees	57,303	63,116	67,100	63,980
Other	28,071	32,459	37,720	36,087
Total expenses	2,767,049	3,805,756	5,196,040	5,543,538
Less expense reductions	(2,339,070)	(3,212,168)	(3,615,243)	(3,350,614)
Net expenses	427,979	593,588	1,580,797	2,192,924
Net investment income	22,460,571	28,580,026	32,728,402	29,602,168
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	31,545,039	36,881,425	37,332,559	32,964,690
Affiliated investments	(16,099,524)	(15,204,315)	2,160,494	9,354,077
Capital gain distributions received from affiliated investments	6,673,348	7,495,115	6,432,409	3,590,182
	22,118,863	29,172,225	45,925,462	45,908,949
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(4,386,564)	(1,513,163)	4,994,906	(2,009,604)
Affiliated investments	78,580,945	87,523,678	65,125,811	31,245,697
	74,194,381	86,010,515	70,120,717	29,236,093
Net realized and unrealized gain	96,313,244	115,182,740	116,046,179	75,145,042
Increase in net assets from operations	$118,773,815	$143,762,766	$148,774,581	$104,747,210
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	29

STATEMENTS OF OPERATIONS For the year ended 8-31-20

Continued
	Multi-Index 2020 Preservation Portfolio	Multi-Index Income Preservation Portfolio
Investment income
Income distributions received from affiliated investments	$1,348,449	$324,008
Dividends	13,893,887	7,947,039
Interest	353,535	188,699
Securities lending	347,686	180,877
Total investment income	15,943,557	8,640,623
Expenses
Investment management fees	2,638,889	1,539,230
Distribution and service fees	274,361	157,447
Accounting and legal services fees	104,483	59,170
Transfer agent fees	4,406	2,609
Trustees' fees	9,675	5,528
Custodian fees	54,407	51,383
State registration fees	60,246	58,463
Printing and postage	21,347	20,625
Professional fees	164,881	105,581
Other	28,819	21,847
Total expenses	3,361,514	2,021,883
Less expense reductions	(1,945,965)	(1,128,825)
Net expenses	1,415,549	893,058
Net investment income	14,528,008	7,747,565
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	9,772,733	11,256,083
Affiliated investments	7,105,591	42,073
Capital gain distributions received from affiliated investments	668,934	160,733
	17,547,258	11,458,889
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	403,936	(4,280,819)
Affiliated investments	1,519,277	3,109,048
	1,923,213	(1,171,771)
Net realized and unrealized gain	19,470,471	10,287,118
Increase in net assets from operations	$33,998,479	$18,034,683
30	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Index 2060 Preservation Portfolio		Multi-Index 2055 Preservation Portfolio		Multi-Index 2050 Preservation Portfolio
	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment income	$2,518,384	$1,608,281	$6,520,136	$5,736,221	$14,412,498	$13,609,170
Net realized gain	1,433,015	4,520,044	8,696,349	18,286,176	12,121,113	43,976,117
Change in net unrealized appreciation (depreciation)	13,877,155	(4,677,201)	26,855,999	(21,408,890)	54,426,711	(52,922,880)
Increase in net assets resulting from operations	17,828,554	1,451,124	42,072,484	2,613,507	80,960,322	4,662,407
Distributions to shareholders
From earnings
Class R1	(7,282)	(3,300)	(4,327)	(4,825)	(43,915)	(30,901)
Class R2	(12,677)	(9,240)	(18,763)	(12,938)	(74,748)	(117,143)
Class R4	(9,184)	(6,707)	(4,717)	(4,975)	(121,210)	(5,721)
Class R6	(394,138)	(99,454)	(173,850)	(40,594)	(8,007,679)	(4,194,100)
Class 1	(7,773,171)	(4,728,450)	(27,599,428)	(26,093,220)	(56,088,706)	(64,114,967)
Total distributions	(8,196,452)	(4,847,151)	(27,801,085)	(26,156,552)	(64,336,258)	(68,462,832)
Portfolio share transactions
From portfolio share transactions	39,707,194	37,682,343	34,564,061	39,662,470	(23,102,903)	59,317,349
Total increase (decrease)	49,339,296	34,286,316	48,835,460	16,119,425	(6,478,839)	(4,483,076)
Net assets
Beginning of year	93,528,874	59,242,558	267,524,624	251,405,199	604,730,794	609,213,870
End of year	$142,868,170	$93,528,874	$316,360,084	$267,524,624	$598,251,955	$604,730,794
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	31

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multi-Index 2045 Preservation Portfolio		Multi-Index 2040 Preservation Portfolio		Multi-Index 2035 Preservation Portfolio
	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment income	$18,129,456	$17,832,487	$22,460,571	$22,185,721	$28,580,026	$28,907,327
Net realized gain	15,757,135	56,220,738	22,118,863	66,866,854	29,172,225	74,106,002
Change in net unrealized appreciation (depreciation)	65,249,838	(67,728,965)	74,194,381	(77,657,317)	86,010,515	(79,147,229)
Increase in net assets resulting from operations	99,136,429	6,324,260	118,773,815	11,395,258	143,762,766	23,866,100
Distributions to shareholders
From earnings
Class R1	(39,313)	(53,034)	(26,327)	(28,767)	(57,096)	(140,921)
Class R2	(53,859)	(84,340)	(33,924)	(67,035)	(109,633)	(165,236)
Class R4	(5,251)	(5,387)	(17,841)	(5,793)	(6,155)	(5,195)
Class R6	(7,509,848)	(4,338,812)	(8,512,645)	(5,122,069)	(8,661,162)	(5,823,282)
Class 1	(71,885,959)	(83,001,677)	(86,000,544)	(104,487,193)	(101,080,336)	(126,172,725)
Total distributions	(79,494,230)	(87,483,250)	(94,591,281)	(109,710,857)	(109,914,382)	(132,307,359)
Portfolio share transactions
From portfolio share transactions	(41,181,890)	48,602,041	(59,265,957)	50,069,603	(94,896,940)	46,084,240
Total decrease	(21,539,691)	(32,556,949)	(35,083,423)	(48,245,996)	(61,048,556)	(62,357,019)
Net assets
Beginning of year	760,860,100	793,417,049	935,469,181	983,715,177	1,187,295,671	1,249,652,690
End of year	$739,320,409	$760,860,100	$900,385,758	$935,469,181	$1,126,247,115	$1,187,295,671
32	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multi-Index 2030 Preservation Portfolio		Multi-Index 2025 Preservation Portfolio		Multi-Index 2020 Preservation Portfolio
	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment income	$32,728,402	$34,234,186	$29,602,168	$33,355,388	$14,528,008	$18,178,492
Net realized gain	45,925,462	64,396,893	45,908,949	47,553,129	17,547,258	10,607,548
Change in net unrealized appreciation (depreciation)	70,120,717	(51,320,361)	29,236,093	(14,670,929)	1,923,213	17,039,183
Increase in net assets resulting from operations	148,774,581	47,310,718	104,747,210	66,237,588	33,998,479	45,825,223
Distributions to shareholders
From earnings
Class R1	(57,451)	(127,860)	(21,889)	(27,406)	(8,736)	(10,037)
Class R2	(49,243)	(111,033)	(99,769)	(122,395)	(52,934)	(70,881)
Class R4	(128,526)	(4,731)	(4,679)	(5,068)	(6,458)	(2,941)
Class R6	(8,067,775)	(4,906,584)	(5,378,612)	(3,551,857)	(2,084,851)	(1,623,624)
Class 1	(98,923,584)	(132,543,363)	(79,097,274)	(106,252,510)	(27,127,950)	(41,826,866)
Total distributions	(107,226,579)	(137,693,571)	(84,602,223)	(109,959,236)	(29,280,929)	(43,534,349)
Portfolio share transactions
From portfolio share transactions	(130,572,760)	33,549,758	(146,715,038)	(47,453,126)	(129,529,567)	(89,146,185)
Total decrease	(89,024,758)	(56,833,095)	(126,570,051)	(91,174,774)	(124,812,017)	(86,855,311)
Net assets
Beginning of year	1,365,478,567	1,422,311,662	1,258,989,209	1,350,163,983	634,156,372	721,011,683
End of year	$1,276,453,809	$1,365,478,567	$1,132,419,158	$1,258,989,209	$509,344,355	$634,156,372
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	33

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multi-Index Income Preservation Portfolio
	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment income	$7,747,565	$9,703,192
Net realized gain	11,458,889	3,332,104
Change in net unrealized appreciation (depreciation)	(1,171,771)	11,736,721
Increase in net assets resulting from operations	18,034,683	24,772,017
Distributions to shareholders
From earnings
Class R1	(6,013)	(4,897)
Class R2	(22,708)	(18,208)
Class R4	(23,560)	(1,751)
Class R6	(885,176)	(402,849)
Class 1	(11,757,001)	(13,175,471)
Total distributions	(12,694,458)	(13,603,176)
Portfolio share transactions
From portfolio share transactions	(63,816,010)	(55,822,345)
Total decrease	(58,475,785)	(44,653,504)
Net assets
Beginning of year	360,016,758	404,670,262
End of year	$301,540,973	$360,016,758
34	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Multi-Index 2060 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R1
08-31-2020	11.73	0.15 [5]	1.52	1.67	(0.24)	(0.64)	(0.88)	12.52	14.47	1.03	0.66	1.28 [5]	— [6]	31
08-31-2019	12.62	0.21 [5]	(0.28)	(0.07)	(0.19)	(0.63)	(0.82)	11.73	0.43	0.93	0.52	1.84 [5]	— [6]	11
08-31-2018	11.88	0.17 [5]	0.99	1.16	(0.18)	(0.24)	(0.42)	12.62	9.87	1.13	0.51	1.36 [5]	— [6]	10
08-31-2017	10.56	0.19 [5]	1.26	1.45	(0.13)	—	(0.13)	11.88	13.89	2.17	0.51	1.68 [5]	— [6]	14
08-31-2016 [7]	10.00	0.01	0.55	0.56	—	—	—	10.56	5.60 [8]	22.82 [9]	0.56 [9]	0.27 [9]	— [6]	— [10]
Class R2
08-31-2020	11.74	0.22 [5]	1.47	1.69	(0.25)	(0.64)	(0.89)	12.54	14.75	0.81	0.45	1.92 [5]	— [6]	31
08-31-2019	12.64	0.23 [5]	(0.28)	(0.05)	(0.22)	(0.63)	(0.85)	11.74	0.53	0.83	0.42	2.01 [5]	— [6]	11
08-31-2018	11.90	0.20 [5]	0.99	1.19	(0.21)	(0.24)	(0.45)	12.64	10.11	0.88	0.27	1.58 [5]	— [6]	10
08-31-2017	10.58	0.21 [5]	1.26	1.47	(0.15)	—	(0.15)	11.90	14.07	1.92	0.26	1.93 [5]	— [6]	14
08-31-2016 [7]	10.00	0.02	0.56	0.58	—	—	—	10.58	5.80 [8]	22.57 [9]	0.31 [9]	0.52 [9]	— [6]	— [10]
Class R4
08-31-2020	11.76	0.25 [5]	1.47	1.72	(0.28)	(0.64)	(0.92)	12.56	15.03	0.64	0.17	2.17 [5]	— [6]	31
08-31-2019	12.66	0.26 [5]	(0.29)	(0.03)	(0.24)	(0.63)	(0.87)	11.76	0.75	0.68	0.16	2.19 [5]	— [6]	11
08-31-2018	11.90	0.22 [5]	1.00	1.22	(0.22)	(0.24)	(0.46)	12.66	10.29	0.88	0.16	1.76 [5]	— [6]	10
08-31-2017	10.58	0.23 [5]	1.25	1.48	(0.16)	—	(0.16)	11.90	14.16	1.92	0.16	2.04 [5]	— [6]	14
08-31-2016 [7]	10.00	0.03	0.55	0.58	—	—	—	10.58	5.80 [8]	22.57 [9]	0.21 [9]	0.62 [9]	— [6]	— [10]
Class R6
08-31-2020	11.78	0.31 [5]	1.43	1.74	(0.30)	(0.64)	(0.94)	12.58	15.20	0.38	—	2.69 [5]	2	31
08-31-2019	12.67	0.24 [5]	(0.24)	— [11]	(0.26)	(0.63)	(0.89)	11.78	0.94	0.43	—	2.05 [5]	3	11
08-31-2018	11.92	0.16 [5]	1.07	1.23	(0.24)	(0.24)	(0.48)	12.67	10.46	0.63	—	1.38 [5]	1	10
08-31-2017	10.59	0.24 [5]	1.26	1.50	(0.17)	—	(0.17)	11.92	14.38	1.67	—	2.17 [5]	— [6]	14
08-31-2016 [7]	10.00	0.03	0.56	0.59	—	—	—	10.59	5.90 [8]	22.32 [9]	0.05 [9]	0.79 [9]	— [6]	— [10]
Class 1
08-31-2020	11.77	0.25 [5]	1.48	1.73	(0.29)	(0.64)	(0.93)	12.57	15.15	0.41	0.05	2.19 [5]	141	31
08-31-2019	12.66	0.25 [5]	(0.26)	(0.01)	(0.25)	(0.63)	(0.88)	11.77	0.89	0.46	0.05	2.18 [5]	90	11
08-31-2018	11.91	0.24 [5]	0.98	1.22	(0.23)	(0.24)	(0.47)	12.66	10.41	0.67	0.05	1.99 [5]	58	10
08-31-2017	10.58	0.17 [5]	1.33	1.50	(0.17)	—	(0.17)	11.91	14.35	1.70	0.05	1.51 [5]	26	14
08-31-2016 [7]	10.00	0.01	0.57	0.58	—	—	—	10.58	5.80 [8]	22.36 [9]	0.10 [9]	0.35 [9]	3	— [10]

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 per share, $0.01, $0.01 and less than $0.005 per share and 0.04%, 0.06%, 0.05% and 0.04% for the periods ended 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.
[6] Less than $500,000.
[7] Period from 3-30-16 (commencement of operations) to 8-31-16.
[8] Not annualized.
[9] Annualized.
[10] Less than 1%.
[11] Less than $0.005 per share.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	35

Financial highlights continued
Multi-Index 2055 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R1
08-31-2020	10.85	0.21 [5]	1.32	1.53	(0.24)	(0.83)	(1.07)	11.31	14.63	0.79	0.51	1.96 [5]	— [6]	31
08-31-2019	12.16	0.22 [5]	(0.33)	(0.11)	(0.21)	(0.99)	(1.20)	10.85	0.39	0.78	0.51	1.96 [5]	— [6]	13
08-31-2018	11.82	0.17 [5]	0.97	1.14	(0.20)	(0.60)	(0.80)	12.16	9.89	0.80	0.51	1.38 [5]	— [6]	10
08-31-2017	10.71	0.19 [5]	1.25	1.44	(0.17)	(0.16)	(0.33)	11.82	13.85	0.80	0.51	1.68 [5]	— [6]	11
08-31-2016	10.08	0.16	0.63	0.79	(0.12)	(0.04)	(0.16)	10.71	8.00	0.87	0.55	1.59	— [6]	3
Class R2
08-31-2020	10.86	0.19 [5]	1.36	1.55	(0.25)	(0.83)	(1.08)	11.33	14.76	0.73	0.46	1.85 [5]	— [6]	31
08-31-2019	12.18	0.20 [5]	(0.31)	(0.11)	(0.22)	(0.99)	(1.21)	10.86	0.47	0.70	0.43	1.80 [5]	— [6]	13
08-31-2018	11.84	0.16 [5]	1.01	1.17	(0.23)	(0.60)	(0.83)	12.18	10.13	0.60	0.31	1.35 [5]	— [6]	10
08-31-2017	10.73	0.21 [5]	1.26	1.47	(0.20)	(0.16)	(0.36)	11.84	14.11	0.55	0.27	1.93 [5]	— [6]	11
08-31-2016	10.10	0.19	0.63	0.82	(0.15)	(0.04)	(0.19)	10.73	8.26	0.62	0.30	1.84	— [6]	3
Class R4
08-31-2020	10.88	0.25 [5]	1.33	1.58	(0.28)	(0.83)	(1.11)	11.35	15.08	0.54	0.17	2.33 [5]	— [6]	31
08-31-2019	12.20	0.25 [5]	(0.33)	(0.08)	(0.25)	(0.99)	(1.24)	10.88	0.72	0.53	0.16	2.31 [5]	— [6]	13
08-31-2018	11.85	0.21 [5]	0.98	1.19	(0.24)	(0.60)	(0.84)	12.20	10.32	0.55	0.16	1.73 [5]	— [6]	10
08-31-2017	10.74	0.23 [5]	1.25	1.48	(0.21)	(0.16)	(0.37)	11.85	14.21	0.55	0.17	2.03 [5]	— [6]	11
08-31-2016	10.11	0.20	0.63	0.83	(0.16)	(0.04)	(0.20)	10.74	8.37	0.62	0.20	1.94	— [6]	3
Class R6
08-31-2020	10.89	0.22 [5]	1.38	1.60	(0.30)	(0.83)	(1.13)	11.36	15.25	0.29	—	2.08 [5]	3	31
08-31-2019	12.21	0.19 [5]	(0.25)	(0.06)	(0.27)	(0.99)	(1.26)	10.89	0.92	0.28	—	1.79 [5]	1	13
08-31-2018	11.86	0.19 [5]	1.02	1.21	(0.26)	(0.60)	(0.86)	12.21	10.48	0.30	—	1.61 [5]	— [6]	10
08-31-2017	10.75	0.24 [5]	1.26	1.50	(0.23)	(0.16)	(0.39)	11.86	14.38	0.30	—	2.11 [5]	— [6]	11
08-31-2016	10.12	0.21	0.64	0.85	(0.18)	(0.04)	(0.22)	10.75	8.54	0.37	0.03	2.04	— [6]	3
Class 1
08-31-2020	10.88	0.25 [5]	1.34	1.59	(0.29)	(0.83)	(1.12)	11.35	15.20	0.32	0.05	2.32 [5]	313	31
08-31-2019	12.21	0.25 [5]	(0.33)	(0.08)	(0.26)	(0.99)	(1.25)	10.88	0.78	0.32	0.05	2.29 [5]	266	13
08-31-2018	11.85	0.26 [5]	0.96	1.22	(0.26)	(0.60)	(0.86)	12.21	10.52	0.33	0.05	2.13 [5]	251	10
08-31-2017	10.74	0.23 [5]	1.26	1.49	(0.22)	(0.16)	(0.38)	11.85	14.34	0.34	0.05	2.07 [5]	210	11
08-31-2016	10.11	0.18	0.66	0.84	(0.17)	(0.04)	(0.21)	10.74	8.50	0.40	0.08	1.79	152	3

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 per share, $0.01, $0.01 and less than $0.005 per share and 0.03%, 0.05%, 0.04% and 0.03% for the periods ended 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.
[6] Less than $500,000.
36	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2050 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R1
08-31-2020	12.15	0.22 [5]	1.47	1.69	(0.23)	(0.98)	(1.21)	12.63	14.42	1.01	0.76	1.88 [5]	— [6]	36
08-31-2019	13.80	0.17 [5]	(0.35)	(0.18)	(0.21)	(1.26)	(1.47)	12.15	0.09	1.00	0.76	1.42 [5]	— [6]	16
08-31-2018	13.55	0.19 [5]	1.09	1.28	(0.22)	(0.81)	(1.03)	13.80	9.80	0.96	0.72	1.41 [5]	— [6]	13
08-31-2017	12.45	0.19 [5]	1.45	1.64	(0.20)	(0.34)	(0.54)	13.55	13.60	0.90	0.67	1.45 [5]	— [6]	12
08-31-2016	11.87	0.17	0.75	0.92	(0.16)	(0.18)	(0.34)	12.45	7.90	0.86	0.66	1.43	— [6]	6
Class R2
08-31-2020	12.16	0.21 [5]	1.51	1.72	(0.26)	(0.98)	(1.24)	12.64	14.79	0.75	0.51	1.77 [5]	1	36
08-31-2019	13.80	0.21 [5]	(0.35)	(0.14)	(0.24)	(1.26)	(1.50)	12.16	0.38	0.75	0.51	1.73 [5]	1	16
08-31-2018	13.56	0.17 [5]	1.14	1.31	(0.26)	(0.81)	(1.07)	13.80	9.91	0.74	0.50	1.29 [5]	1	13
08-31-2017	12.46	0.18 [5]	1.49	1.67	(0.23)	(0.34)	(0.57)	13.56	13.96	0.62	0.39	1.44 [5]	1	12
08-31-2016	11.87	0.20	0.76	0.96	(0.19)	(0.18)	(0.37)	12.46	8.24	0.61	0.41	1.73	— [6]	6
Class R4
08-31-2020	12.19	0.28 [5]	1.48	1.76	(0.29)	(0.98)	(1.27)	12.68	15.03	0.60	0.26	2.38 [5]	1	36
08-31-2019	13.85	0.14 [5]	(0.25)	(0.11)	(0.29)	(1.26)	(1.55)	12.19	0.73	0.56	0.22	1.19 [5]	— [6]	16
08-31-2018	13.59	0.23 [5]	1.13	1.36	(0.29)	(0.81)	(1.10)	13.85	10.29	0.50	0.16	1.68 [5]	— [6]	13
08-31-2017	12.49	0.25 [5]	1.45	1.70	(0.26)	(0.34)	(0.60)	13.59	14.14	0.59	0.25	1.98 [5]	— [6]	12
08-31-2016	11.91	0.23	0.74	0.97	(0.21)	(0.18)	(0.39)	12.49	8.31	0.51	0.20	1.97	— [6]	6
Class R6
08-31-2020	12.15	0.33 [5]	1.46	1.79	(0.33)	(0.98)	(1.31)	12.63	15.28	0.26	—	2.83 [5]	14	36
08-31-2019	13.81	0.25 [5]	(0.34)	(0.09)	(0.31)	(1.26)	(1.57)	12.15	0.93	0.25	—	2.03 [5]	65	16
08-31-2018	13.55	0.26 [5]	1.12	1.38	(0.31)	(0.81)	(1.12)	13.81	10.49	0.25	—	1.93 [5]	30	13
08-31-2017	12.45	0.19 [5]	1.53	1.72	(0.28)	(0.34)	(0.62)	13.55	14.38	0.25	—	1.45 [5]	11	12
08-31-2016	11.87	0.18	0.81	0.99	(0.23)	(0.18)	(0.41)	12.45	8.54	0.26	0.04	1.57	— [6]	6
Class 1
08-31-2020	12.15	0.28 [5]	1.50	1.78	(0.32)	(0.98)	(1.30)	12.63	15.22	0.29	0.05	2.34 [5]	581	36
08-31-2019	13.81	0.29 [5]	(0.39)	(0.10)	(0.30)	(1.26)	(1.56)	12.15	0.87	0.29	0.05	2.34 [5]	538	16
08-31-2018	13.55	0.30 [5]	1.07	1.37	(0.30)	(0.81)	(1.11)	13.81	10.44	0.29	0.05	2.17 [5]	578	13
08-31-2017	12.45	0.27 [5]	1.44	1.71	(0.27)	(0.34)	(0.61)	13.55	14.33	0.28	0.05	2.14 [5]	573	12
08-31-2016	11.87	0.24	0.75	0.99	(0.23)	(0.18)	(0.41)	12.45	8.49	0.29	0.09	2.01	522	6

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 per share, $0.01, $0.01 and less than $0.005 per share and 0.03%, 0.05%, 0.04% and 0.03% for the periods ended 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.
[6] Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	37

Financial highlights continued
Multi-Index 2045 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R1
08-31-2020	13.68	0.24 [5]	1.64	1.88	(0.27)	(1.10)	(1.37)	14.19	14.25	1.01	0.76	1.83 [5]	— [6]	35
08-31-2019	15.50	0.25 [5]	(0.43)	(0.18)	(0.24)	(1.40)	(1.64)	13.68	0.24	0.99	0.75	1.77 [5]	— [6]	16
08-31-2018	15.19	0.24 [5]	1.18	1.42	(0.24)	(0.87)	(1.11)	15.50	9.62	0.99	0.75	1.54 [5]	1	12
08-31-2017	13.97	0.19 [5]	1.62	1.81	(0.21)	(0.38)	(0.59)	15.19	13.47	0.96	0.73	1.31 [5]	1	12
08-31-2016	13.33	0.17	0.85	1.02	(0.18)	(0.20)	(0.38)	13.97	7.74	0.97	0.77	1.29	— [6]	6
Class R2
08-31-2020	13.69	0.24 [5]	1.67	1.91	(0.30)	(1.10)	(1.40)	14.20	14.41	0.75	0.51	1.80 [5]	1	35
08-31-2019	15.52	0.26 [5]	(0.42)	(0.16)	(0.27)	(1.40)	(1.67)	13.69	0.53	0.75	0.51	1.87 [5]	— [6]	16
08-31-2018	15.20	0.24 [5]	1.22	1.46	(0.27)	(0.87)	(1.14)	15.52	9.80	0.75	0.51	1.60 [5]	1	12
08-31-2017	13.97	0.16 [5]	1.69	1.85	(0.24)	(0.38)	(0.62)	15.20	13.88	0.74	0.50	1.14 [5]	1	12
08-31-2016	13.33	0.20	0.85	1.05	(0.21)	(0.20)	(0.41)	13.97	8.04	0.77	0.53	1.53	— [6]	6
Class R4
08-31-2020	13.76	0.31 [5]	1.66	1.97	(0.35)	(1.10)	(1.45)	14.28	14.90	0.52	0.18	2.35 [5]	— [6]	35
08-31-2019	15.59	0.33 [5]	(0.43)	(0.10)	(0.33)	(1.40)	(1.73)	13.76	0.87	0.50	0.16	2.36 [5]	— [6]	16
08-31-2018	15.27	0.27 [5]	1.24	1.51	(0.32)	(0.87)	(1.19)	15.59	10.21	0.50	0.16	1.71 [5]	— [6]	12
08-31-2017	14.03	0.30 [5]	1.61	1.91	(0.29)	(0.38)	(0.67)	15.27	14.19	0.49	0.16	2.07 [5]	— [6]	12
08-31-2016	13.37	0.26	0.84	1.10	(0.24)	(0.20)	(0.44)	14.03	8.40	0.50	0.20	1.97	— [6]	6
Class R6
08-31-2020	13.69	0.38 [5]	1.61	1.99	(0.37)	(1.10)	(1.47)	14.21	15.15	0.26	—	2.89 [5]	10	35
08-31-2019	15.53	0.30 [5]	(0.39)	(0.09)	(0.35)	(1.40)	(1.75)	13.69	1.01	0.25	—	2.19 [5]	59	16
08-31-2018	15.22	0.29 [5]	1.24	1.53	(0.35)	(0.87)	(1.22)	15.53	10.35	0.25	—	1.91 [5]	32	12
08-31-2017	13.99	0.20 [5]	1.72	1.92	(0.31)	(0.38)	(0.69)	15.22	14.35	0.24	—	1.36 [5]	10	12
08-31-2016	13.33	0.27	0.86	1.13	(0.27)	(0.20)	(0.47)	13.99	8.62	0.25	0.03	2.02	— [6]	6
Class 1
08-31-2020	13.69	0.32 [5]	1.66	1.98	(0.37)	(1.10)	(1.47)	14.20	15.02	0.29	0.05	2.39 [5]	729	35
08-31-2019	15.53	0.33 [5]	(0.42)	(0.09)	(0.35)	(1.40)	(1.75)	13.69	0.95	0.29	0.05	2.38 [5]	701	16
08-31-2018	15.21	0.34 [5]	1.19	1.53	(0.34)	(0.87)	(1.21)	15.53	10.37	0.29	0.05	2.20 [5]	760	12
08-31-2017	13.98	0.31 [5]	1.60	1.91	(0.30)	(0.38)	(0.68)	15.21	14.30	0.28	0.05	2.15 [5]	741	12
08-31-2016	13.33	0.27	0.84	1.11	(0.26)	(0.20)	(0.46)	13.98	8.49	0.28	0.08	2.01	678	6

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01, $0.01, $0.01 and less than $0.005 per share and 0.04%, 0.06%, 0.05% and 0.03% for the periods ended 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.
[6] Less than $500,000.
38	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2040 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R1
08-31-2020	13.56	0.27 [5]	1.55	1.82	(0.27)	(1.05)	(1.32)	14.06	13.92	0.99	0.73	2.05 [5]	— [6]	36
08-31-2019	15.32	0.24 [5]	(0.36)	(0.12)	(0.24)	(1.40)	(1.64)	13.56	0.64	1.00	0.75	1.75 [5]	— [6]	18
08-31-2018	15.09	0.23 [5]	1.12	1.35	(0.26)	(0.86)	(1.12)	15.32	9.16	0.96	0.71	1.50 [5]	— [6]	16
08-31-2017	13.92	0.19 [5]	1.58	1.77	(0.23)	(0.37)	(0.60)	15.09	13.15	0.88	0.65	1.36 [5]	— [6]	13
08-31-2016	13.29	0.19	0.83	1.02	(0.19)	(0.20)	(0.39)	13.92	7.79	0.83	0.63	1.45	— [6]	7
Class R2
08-31-2020	13.57	0.25 [5]	1.60	1.85	(0.30)	(1.05)	(1.35)	14.07	14.23	0.76	0.50	1.90 [5]	— [6]	36
08-31-2019	15.33	0.27 [5]	(0.35)	(0.08)	(0.28)	(1.40)	(1.68)	13.57	0.87	0.76	0.51	1.95 [5]	— [6]	18
08-31-2018	15.10	0.18 [5]	1.20	1.38	(0.29)	(0.86)	(1.15)	15.33	9.40	0.73	0.48	1.19 [5]	1	16
08-31-2017	13.92	0.21 [5]	1.60	1.81	(0.26)	(0.37)	(0.63)	15.10	13.51	0.61	0.38	1.46 [5]	— [6]	13
08-31-2016	13.26	0.23	0.82	1.05	(0.19)	(0.20)	(0.39)	13.92	8.10	0.53	0.33	1.72	— [6]	7
Class R4
08-31-2020	13.64	0.30 [5]	1.60	1.90	(0.34)	(1.05)	(1.39)	14.15	14.46	0.59	0.24	2.30 [5]	— [6]	36
08-31-2019	15.41	0.27 [5]	(0.31)	(0.04)	(0.33)	(1.40)	(1.73)	13.64	1.27	0.54	0.19	1.95 [5]	— [6]	18
08-31-2018	15.16	0.27 [5]	1.17	1.44	(0.33)	(0.86)	(1.19)	15.41	9.76	0.51	0.17	1.76 [5]	— [6]	16
08-31-2017	13.97	0.28 [5]	1.57	1.85	(0.29)	(0.37)	(0.66)	15.16	13.72	0.50	0.17	1.97 [5]	— [6]	13
08-31-2016	13.33	0.26	0.82	1.08	(0.24)	(0.20)	(0.44)	13.97	8.27	0.50	0.20	1.95	— [6]	7
Class R6
08-31-2020	13.55	0.38 [5]	1.54	1.92	(0.37)	(1.05)	(1.42)	14.05	14.76	0.27	—	2.87 [5]	19	36
08-31-2019	15.33	0.29 [5]	(0.31)	(0.02)	(0.36)	(1.40)	(1.76)	13.55	1.42	0.26	—	2.16 [5]	72	18
08-31-2018	15.09	0.30 [5]	1.15	1.45	(0.35)	(0.86)	(1.21)	15.33	9.90	0.26	—	2.01 [5]	37	16
08-31-2017	13.91	0.20 [5]	1.66	1.86	(0.31)	(0.37)	(0.68)	15.09	13.90	0.25	—	1.40 [5]	14	13
08-31-2016	13.27	0.25	0.85	1.10	(0.26)	(0.20)	(0.46)	13.91	8.50	0.25	0.03	1.94	1	7
Class 1
08-31-2020	13.57	0.32 [5]	1.59	1.91	(0.36)	(1.05)	(1.41)	14.07	14.66	0.31	0.05	2.43 [5]	881	36
08-31-2019	15.34	0.33 [5]	(0.35)	(0.02)	(0.35)	(1.40)	(1.75)	13.57	1.44	0.30	0.05	2.40 [5]	862	18
08-31-2018	15.10	0.33 [5]	1.11	1.44	(0.34)	(0.86)	(1.20)	15.34	9.84	0.29	0.05	2.20 [5]	946	16
08-31-2017	13.92	0.30 [5]	1.55	1.85	(0.30)	(0.37)	(0.67)	15.10	13.83	0.28	0.05	2.14 [5]	969	13
08-31-2016	13.28	0.26	0.83	1.09	(0.25)	(0.20)	(0.45)	13.92	8.44	0.28	0.08	2.00	892	7

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 per share, $0.01, $0.01 and less than $0.005 per share and 0.03%, 0.05%, 0.05% and 0.03% for the periods ended 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.
[6] Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	39

Financial highlights continued
Multi-Index 2035 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R1
08-31-2020	13.45	0.39 [5]	1.39	1.78	(0.28)	(0.92)	(1.20)	14.03	13.74	0.85	0.57	2.86 [5]	— [6]	38
08-31-2019	14.94	0.33 [5]	(0.28)	0.05	(0.25)	(1.29)	(1.54)	13.45	1.65	0.91	0.63	2.37 [5]	1	19
08-31-2018	14.82	0.24 [5]	0.93	1.17	(0.24)	(0.81)	(1.05)	14.94	8.06	0.93	0.66	1.59 [5]	1	17
08-31-2017	13.77	0.16 [5]	1.43	1.59	(0.20)	(0.34)	(0.54)	14.82	12.02	0.96	0.71	1.15 [5]	1	15
08-31-2016	13.18	0.17	0.78	0.95	(0.17)	(0.19)	(0.36)	13.77	7.39	1.04	0.80	1.29	1	7
Class R2
08-31-2020	13.41	0.25 [5]	1.51	1.76	(0.30)	(0.92)	(1.22)	13.95	13.60	0.79	0.52	1.93 [5]	1	38
08-31-2019	14.92	0.26 [5]	(0.21)	0.05	(0.27)	(1.29)	(1.56)	13.41	1.71	0.79	0.51	1.93 [5]	1	19
08-31-2018	14.81	0.20 [5]	0.99	1.19	(0.27)	(0.81)	(1.08)	14.92	8.21	0.79	0.52	1.36 [5]	2	17
08-31-2017	13.77	0.21 [5]	1.41	1.62	(0.24)	(0.34)	(0.58)	14.81	12.22	0.73	0.48	1.47 [5]	1	15
08-31-2016	13.17	0.21	0.78	0.99	(0.20)	(0.19)	(0.39)	13.77	7.73	0.78	0.55	1.61	— [6]	7
Class R4
08-31-2020	13.49	0.30 [5]	1.50	1.80	(0.34)	(0.92)	(1.26)	14.03	13.90	0.58	0.20	2.31 [5]	— [6]	38
08-31-2019	15.00	0.32 [5]	(0.22)	0.10	(0.32)	(1.29)	(1.61)	13.49	2.09	0.54	0.17	2.34 [5]	— [6]	19
08-31-2018	14.88	0.27 [5]	0.98	1.25	(0.32)	(0.81)	(1.13)	15.00	8.61	0.53	0.16	1.79 [5]	— [6]	17
08-31-2017	13.83	0.29 [5]	1.38	1.67	(0.28)	(0.34)	(0.62)	14.88	12.61	0.52	0.16	2.05 [5]	— [6]	15
08-31-2016	13.22	0.26	0.78	1.04	(0.24)	(0.19)	(0.43)	13.83	8.06	0.52	0.22	1.96	— [6]	7
Class R6
08-31-2020	13.43	0.38 [5]	1.44	1.82	(0.37)	(0.92)	(1.29)	13.96	14.08	0.30	—	2.91 [5]	17	38
08-31-2019	14.95	0.31 [5]	(0.19)	0.12	(0.35)	(1.29)	(1.64)	13.43	2.25	0.29	—	2.30 [5]	81	19
08-31-2018	14.83	0.30 [5]	0.97	1.27	(0.34)	(0.81)	(1.15)	14.95	8.81	0.28	—	2.03 [5]	44	17
08-31-2017	13.78	0.19 [5]	1.50	1.69	(0.30)	(0.34)	(0.64)	14.83	12.84	0.27	—	1.34 [5]	15	15
08-31-2016	13.18	0.26	0.79	1.05	(0.26)	(0.19)	(0.45)	13.78	8.21	0.27	0.05	1.99	— [6]	7
Class 1
08-31-2020	13.41	0.32 [5]	1.50	1.82	(0.36)	(0.92)	(1.28)	13.95	14.12	0.33	0.05	2.46 [5]	1,108	38
08-31-2019	14.93	0.33 [5]	(0.22)	0.11	(0.34)	(1.29)	(1.63)	13.41	2.19	0.33	0.05	2.46 [5]	1,105	19
08-31-2018	14.82	0.33 [5]	0.92	1.25	(0.33)	(0.81)	(1.14)	14.93	8.70	0.32	0.05	2.23 [5]	1,202	17
08-31-2017	13.77	0.30 [5]	1.39	1.69	(0.30)	(0.34)	(0.64)	14.82	12.80	0.30	0.05	2.14 [5]	1,244	15
08-31-2016	13.17	0.26	0.78	1.04	(0.25)	(0.19)	(0.44)	13.77	8.16	0.30	0.10	2.03	1,192	7

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005, less than $0.005 and less than $0.005 per share and 0.02%, 0.02% and 0.03% for the periods ended 8-31-19, 8-31-18 and 8-31-17, respectively.
[6] Less than $500,000.
40	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2030 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R1
08-31-2020	13.18	0.29	1.22	1.51	(0.27)	(0.72)	(0.99)	13.70	11.88	1.07	0.79	2.19	— [5]	47
08-31-2019	14.25	0.31	(0.04) [6]	0.27	(0.25)	(1.09)	(1.34)	13.18	2.98	1.03	0.75	2.30	1	22
08-31-2018	14.33	0.22	0.64	0.86	(0.23)	(0.71)	(0.94)	14.25	6.11	1.00	0.71	1.53	1	18
08-31-2017	13.47	0.18	1.14	1.32	(0.19)	(0.27)	(0.46)	14.33	10.14	0.99	0.73	1.28	1	15
08-31-2016	12.92	0.13	0.79	0.92	(0.17)	(0.20)	(0.37)	13.47	7.23	1.06	0.84	1.03	— [5]	7
Class R2
08-31-2020	13.16	0.25	1.29	1.54	(0.30)	(0.72)	(1.02)	13.68	12.13	0.83	0.56	1.92	1	47
08-31-2019	14.24	0.26	0.02	0.28	(0.27)	(1.09)	(1.36)	13.16	3.21	0.85	0.56	2.00	1	22
08-31-2018	14.32	0.22	0.66	0.88	(0.25)	(0.71)	(0.96)	14.24	6.24	0.84	0.55	1.53	1	18
08-31-2017	13.46	0.18	1.18	1.36	(0.23)	(0.27)	(0.50)	14.32	10.42	0.79	0.53	1.33	1	15
08-31-2016	12.92	0.16	0.77	0.93	(0.19)	(0.20)	(0.39)	13.46	7.38	0.81	0.59	1.25	— [5]	7
Class R4
08-31-2020	13.25	0.30	1.27	1.57	(0.33)	(0.72)	(1.05)	13.77	12.31	0.71	0.33	2.30	2	47
08-31-2019	14.32	0.19	0.15	0.34	(0.32)	(1.09)	(1.41)	13.25	3.57	0.67	0.28	1.48	1	22
08-31-2018	14.39	0.28	0.66	0.94	(0.30)	(0.71)	(1.01)	14.32	6.72	0.58	0.19	1.91	— [5]	18
08-31-2017	13.53	0.28	1.12	1.40	(0.27)	(0.27)	(0.54)	14.39	10.73	0.56	0.20	2.03	— [5]	15
08-31-2016	12.97	0.25	0.74	0.99	(0.23)	(0.20)	(0.43)	13.53	7.80	0.55	0.25	1.94	— [5]	7
Class R6
08-31-2020	13.17	0.36	1.24	1.60	(0.36)	(0.72)	(1.08)	13.69	12.67	0.36	0.07	2.80	27	47
08-31-2019	14.25	0.30	0.05	0.35	(0.34)	(1.09)	(1.43)	13.17	3.73	0.35	0.04	2.33	88	22
08-31-2018	14.33	0.29	0.67	0.96	(0.33)	(0.71)	(1.04)	14.25	6.84	0.33	0.03	2.10	43	18
08-31-2017	13.47	0.21	1.21	1.42	(0.29)	(0.27)	(0.56)	14.33	10.96	0.31	0.04	1.56	16	15
08-31-2016	12.92	0.20	0.80	1.00	(0.25)	(0.20)	(0.45)	13.47	7.95	0.30	0.09	1.63	1	7
Class 1
08-31-2020	13.17	0.32	1.28	1.60	(0.36)	(0.72)	(1.08)	13.69	12.62	0.40	0.12	2.48	1,246	47
08-31-2019	14.25	0.33	0.02	0.35	(0.34)	(1.09)	(1.43)	13.17	3.67	0.38	0.09	2.54	1,275	22
08-31-2018	14.33	0.32	0.63	0.95	(0.32)	(0.71)	(1.03)	14.25	6.79	0.37	0.08	2.28	1,377	18
08-31-2017	13.48	0.29	1.11	1.40	(0.28)	(0.27)	(0.55)	14.33	10.83	0.35	0.09	2.14	1,468	15
08-31-2016	12.93	0.26	0.73	0.99	(0.24)	(0.20)	(0.44)	13.48	7.89	0.34	0.14	2.02	1,440	7

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Less than $500,000.
[6] The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	41

Financial highlights continued
Multi-Index 2025 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R1
08-31-2020	12.64	0.26	0.83	1.09	(0.28)	(0.53)	(0.81)	12.92	8.98	1.15	0.86	2.06	— [5]	44
08-31-2019	13.15	0.24	0.29	0.53	(0.23)	(0.81)	(1.04)	12.64	4.84	1.14	0.85	1.93	— [5]	17
08-31-2018	13.49	0.21	0.25	0.46	(0.21)	(0.59)	(0.80)	13.15	3.46	1.12	0.83	1.57	— [5]	14
08-31-2017	12.97	0.13	0.75	0.88	(0.18)	(0.18)	(0.36)	13.49	7.03	1.15	0.86	1.00	— [5]	14
08-31-2016	12.52	0.17	0.63	0.80	(0.16)	(0.19)	(0.35)	12.97	6.52	1.11	0.90	1.35	— [5]	9
Class R2
08-31-2020	12.65	0.24	0.89	1.13	(0.31)	(0.53)	(0.84)	12.94	9.34	0.93	0.65	1.96	2	44
08-31-2019	13.16	0.26	0.30	0.56	(0.26)	(0.81)	(1.07)	12.65	5.04	0.92	0.63	2.12	1	17
08-31-2018	13.51	0.17	0.33	0.50	(0.26)	(0.59)	(0.85)	13.16	3.74	0.88	0.59	1.36	1	14
08-31-2017	12.99	0.23	0.71	0.94	(0.24)	(0.18)	(0.42)	13.51	7.47	0.70	0.44	1.75	— [5]	14
08-31-2016	12.53	0.22	0.64	0.86	(0.21)	(0.19)	(0.40)	12.99	6.99	0.70	0.50	1.77	— [5]	9
Class R4
08-31-2020	12.69	0.28	0.90	1.18	(0.35)	(0.53)	(0.88)	12.99	9.66	0.73	0.34	2.22	— [5]	44
08-31-2019	13.20	0.31	0.29	0.60	(0.30)	(0.81)	(1.11)	12.69	5.47	0.70	0.30	2.49	— [5]	17
08-31-2018	13.54	0.28	0.26	0.54	(0.29)	(0.59)	(0.88)	13.20	4.05	0.66	0.27	2.06	— [5]	14
08-31-2017	13.02	0.26	0.70	0.96	(0.26)	(0.18)	(0.44)	13.54	7.64	0.63	0.27	2.03	— [5]	14
08-31-2016	12.55	0.25	0.63	0.88	(0.22)	(0.19)	(0.41)	13.02	7.18	0.62	0.32	1.96	— [5]	9
Class R6
08-31-2020	12.64	0.36	0.83	1.19	(0.37)	(0.53)	(0.90)	12.93	9.81	0.43	0.14	2.94	10	44
08-31-2019	13.16	0.31	0.30	0.61	(0.32)	(0.81)	(1.13)	12.64	5.62	0.42	0.12	2.52	70	17
08-31-2018	13.50	0.29	0.27	0.56	(0.31)	(0.59)	(0.90)	13.16	4.24	0.40	0.10	2.21	35	14
08-31-2017	12.98	0.21	0.77	0.98	(0.28)	(0.18)	(0.46)	13.50	7.84	0.38	0.11	1.67	13	14
08-31-2016	12.52	0.22	0.67	0.89	(0.24)	(0.19)	(0.43)	12.98	7.30	0.37	0.15	1.80	1	9
Class 1
08-31-2020	12.64	0.31	0.87	1.18	(0.36)	(0.53)	(0.89)	12.93	9.75	0.47	0.19	2.49	1,121	44
08-31-2019	13.16	0.33	0.28	0.61	(0.32)	(0.81)	(1.13)	12.64	5.57	0.46	0.17	2.64	1,187	17
08-31-2018	13.50	0.31	0.24	0.55	(0.30)	(0.59)	(0.89)	13.16	4.19	0.44	0.15	2.32	1,313	14
08-31-2017	12.98	0.28	0.69	0.97	(0.27)	(0.18)	(0.45)	13.50	7.79	0.42	0.16	2.15	1,477	14
08-31-2016	12.52	0.25	0.64	0.89	(0.24)	(0.19)	(0.43)	12.98	7.25	0.40	0.20	2.04	1,528	9

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Less than $500,000.
42	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2020 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R1
08-31-2020	11.72	0.20	0.48	0.68	(0.27)	(0.23)	(0.50)	11.90	6.01	1.31	0.97	1.78	— [5]	53
08-31-2019	11.68	0.23	0.48	0.71	(0.22)	(0.45)	(0.67)	11.72	6.59	1.26	0.95	1.99	— [5]	12
08-31-2018	12.39	0.21	(0.14)	0.07	(0.21)	(0.57)	(0.78)	11.68	0.61	1.20	0.89	1.73	— [5]	11
08-31-2017	12.26	0.16	0.31	0.47	(0.20)	(0.14)	(0.34)	12.39	3.94	1.10	0.82	1.35	— [5]	13
08-31-2016	11.92	0.18	0.52	0.70	(0.16)	(0.20)	(0.36)	12.26	6.02	0.97	0.75	1.54	— [5]	13
Class R2
08-31-2020	11.73	0.24	0.47	0.71	(0.30)	(0.23)	(0.53)	11.91	6.27	1.02	0.68	2.07	1	53
08-31-2019	11.69	0.26	0.48	0.74	(0.25)	(0.45)	(0.70)	11.73	6.87	1.01	0.70	2.25	1	12
08-31-2018	12.39	0.20	(0.09)	0.11	(0.24)	(0.57)	(0.81)	11.69	0.84	0.99	0.68	1.70	1	11
08-31-2017	12.24	0.19	0.30	0.49	(0.20)	(0.14)	(0.34)	12.39	4.16	0.96	0.67	1.59	— [5]	13
08-31-2016	11.91	0.20	0.50	0.70	(0.17)	(0.20)	(0.37)	12.24	6.00	0.95	0.71	1.67	— [5]	13
Class R4
08-31-2020	11.75	0.27	0.47	0.74	(0.33)	(0.23)	(0.56)	11.93	6.56	0.88	0.43	2.35	— [5]	53
08-31-2019	11.71	0.27	0.51	0.78	(0.29)	(0.45)	(0.74)	11.75	7.23	0.79	0.37	2.41	— [5]	12
08-31-2018	12.41	0.27	(0.12)	0.15	(0.28)	(0.57)	(0.85)	11.71	1.19	0.74	0.33	2.22	— [5]	11
08-31-2017	12.26	0.24	0.29	0.53	(0.24)	(0.14)	(0.38)	12.41	4.50	0.72	0.34	2.01	— [5]	13
08-31-2016	11.93	0.23	0.51	0.74	(0.21)	(0.20)	(0.41)	12.26	6.34	0.70	0.38	1.94	— [5]	13
Class R6
08-31-2020	11.72	0.33	0.44	0.77	(0.36)	(0.23)	(0.59)	11.90	6.81	0.56	0.20	2.89	7	53
08-31-2019	11.68	0.30	0.50	0.80	(0.31)	(0.45)	(0.76)	11.72	7.46	0.51	0.18	2.68	38	12
08-31-2018	12.38	0.27	(0.10)	0.17	(0.30)	(0.57)	(0.87)	11.68	1.37	0.49	0.17	2.33	21	11
08-31-2017	12.24	0.23	0.31	0.54	(0.26)	(0.14)	(0.40)	12.38	4.61	0.47	0.17	1.92	10	13
08-31-2016	11.91	0.19	0.57	0.76	(0.23)	(0.20)	(0.43)	12.24	6.55	0.45	0.21	1.68	2	13
Class 1
08-31-2020	11.71	0.29	0.47	0.76	(0.35)	(0.23)	(0.58)	11.89	6.77	0.59	0.25	2.55	500	53
08-31-2019	11.67	0.31	0.48	0.79	(0.30)	(0.45)	(0.75)	11.71	7.41	0.55	0.23	2.75	595	12
08-31-2018	12.37	0.28	(0.12)	0.16	(0.29)	(0.57)	(0.86)	11.67	1.33	0.53	0.22	2.38	699	11
08-31-2017	12.23	0.26	0.27	0.53	(0.25)	(0.14)	(0.39)	12.37	4.56	0.50	0.22	2.14	881	13
08-31-2016	11.90	0.24	0.51	0.75	(0.22)	(0.20)	(0.42)	12.23	6.50	0.48	0.26	2.04	1,003	13

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	43

Financial highlights continued
Multi-Index Income Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R1
08-31-2020	11.47	0.21	0.40	0.61	(0.25)	(0.12)	(0.37)	11.71	5.46	1.25	0.90	1.82	— [5]	63
08-31-2019	11.12	0.21	0.47	0.68	(0.21)	(0.12)	(0.33)	11.47	6.37	1.22	0.90	1.94	— [5]	11
08-31-2018	11.44	0.18	(0.13)	0.05	(0.19)	(0.18)	(0.37)	11.12	0.43	1.17	0.85	1.58	— [5]	7
08-31-2017	11.40	0.15	0.08	0.23	(0.15)	(0.04)	(0.19)	11.44	2.08	1.09	0.79	1.37	— [5]	5
08-31-2016	11.23	0.13	0.34	0.47	(0.14)	(0.16)	(0.30)	11.40	4.26	1.11	0.85	1.23	— [5]	17 [6]
Class R2
08-31-2020	11.46	0.22	0.41	0.63	(0.27)	(0.12)	(0.39)	11.70	5.63	1.09	0.74	1.92	1	63
08-31-2019	11.11	0.23	0.47	0.70	(0.23)	(0.12)	(0.35)	11.46	6.55	1.06	0.73	2.07	1	11
08-31-2018	11.44	0.18	(0.12)	0.06	(0.21)	(0.18)	(0.39)	11.11	0.54	1.01	0.68	1.67	1	7
08-31-2017	11.39	0.18	0.08	0.26	(0.17)	(0.04)	(0.21)	11.44	2.34	0.89	0.59	1.61	— [5]	5
08-31-2016	11.23	0.15	0.33	0.48	(0.16)	(0.16)	(0.32)	11.39	4.41	0.94	0.67	1.39	— [5]	17 [6]
Class R4
08-31-2020	11.46	0.24	0.42	0.66	(0.30)	(0.12)	(0.42)	11.70	5.91	0.93	0.48	2.17	1	63
08-31-2019	11.12	0.24	0.49	0.73	(0.27)	(0.12)	(0.39)	11.46	6.83	0.85	0.43	2.20	— [5]	11
08-31-2018	11.44	0.23	(0.13)	0.10	(0.24)	(0.18)	(0.42)	11.12	0.87	0.80	0.37	2.05	— [5]	7
08-31-2017	11.39	0.21	0.07	0.28	(0.19)	(0.04)	(0.23)	11.44	2.55	0.78	0.38	1.83	— [5]	5
08-31-2016	11.22	0.18	0.33	0.51	(0.18)	(0.16)	(0.34)	11.39	4.65	0.81	0.45	1.64	— [5]	17 [6]
Class R6
08-31-2020	11.45	0.29	0.39	0.68	(0.32)	(0.12)	(0.44)	11.69	6.17	0.59	0.23	2.54	9	63
08-31-2019	11.11	0.28	0.47	0.75	(0.29)	(0.12)	(0.41)	11.45	7.03	0.56	0.22	2.51	20	11
08-31-2018	11.42	0.24	(0.11)	0.13	(0.26)	(0.18)	(0.44)	11.11	1.13	0.55	0.21	2.17	10	7
08-31-2017	11.37	0.21	0.09	0.30	(0.21)	(0.04)	(0.25)	11.42	2.73	0.53	0.21	1.86	6	5
08-31-2016	11.22	0.16	0.35	0.51	(0.20)	(0.16)	(0.36)	11.37	4.66	0.56	0.28	1.55	2	17 [6]
Class 1
08-31-2020	11.46	0.27	0.41	0.68	(0.32)	(0.12)	(0.44)	11.70	6.11	0.63	0.28	2.40	291	63
08-31-2019	11.11	0.29	0.46	0.75	(0.28)	(0.12)	(0.40)	11.46	7.06	0.60	0.27	2.59	339	11
08-31-2018	11.43	0.24	(0.13)	0.11	(0.25)	(0.18)	(0.43)	11.11	0.99	0.59	0.26	2.19	394	7
08-31-2017	11.38	0.22	0.08	0.30	(0.21)	(0.04)	(0.25)	11.43	2.68	0.56	0.26	1.96	499	5
08-31-2016	11.22	0.20	0.31	0.51	(0.19)	(0.16)	(0.35)	11.38	4.70	0.59	0.33	1.78	627	17 [6]

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Less than $500,000.
[6] Excludes merger activity.
44	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, ten of which are presented in this report (collectively, Multi-Index Preservation Portfolios, or the portfolios and individually, the portfolio). The portfolios operate as “funds of funds” that may invest in affiliated underlying funds of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.
The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class R1, Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The investment objective of each portfolio, with the exception of Multi-Index Income Preservation Portfolio, is to seek high total return until the portfolio’s target retirement date, with a greater focus on income as the target date approaches. The investment objective of Multi-Index Income Preservation Portfolio is to seek total return with a focus on current income. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds' shareholder reports are also available without charge by calling 800-225-5291 or visiting jhinvestments.com. The underlying funds are not covered by this report.
On June 25, 2020, the Board of Trustees approved redesignation of Class R1 on or about October 23, 2020. As a result of the redesignation, the existing Class R1 shares will be terminated, and shareholders currently in this class will become shareholders of Class R2, with the same or lower net total expenses.
Effective after the close of business on August 31, 2020, Class R1 was closed to new investors.
On June 25, 2020, the Board of Trustees voted to recommend that shareholders approve the reorganization, that is expected to be tax-free, of Multi-Index 2020 Preservation Portfolio into Multi-Index Income Preservation Portfolio. The reorganization is expected to occur as of the close of business on or about October 16, 2020.
Effective as of the close of business on July 27, 2020, Multi-Index 2020 Preservation Portfolio was closed to new investors (certain exceptions apply).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios' Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and other open end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. ETFs held by the portfolios are valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios' Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios' own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	45

The following is a summary of the values by input classification of the portfolios' investments as of August 31, 2020, by major security category or type:
	Total value at 8-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multi-Index 2060 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$100,938,223	$100,938,223	—	—
Unaffiliated investment companies	33,994,634	33,994,634	—	—
U.S. Government and Agency obligations	7,444,545	—	$7,444,545	—
Short-term investments	649,734	649,734	—	—
Total investments in securities	$143,027,136	$135,582,591	$7,444,545	—

Multi-Index 2055 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$224,931,908	$224,931,908	—	—
Unaffiliated investment companies	73,869,890	73,869,890	—	—
U.S. Government and Agency obligations	16,921,053	—	$16,921,053	—
Short-term investments	990,229	990,229	—	—
Total investments in securities	$316,713,080	$299,792,027	$16,921,053	—

Multi-Index 2050 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$427,395,461	$427,395,461	—	—
Unaffiliated investment companies	136,394,178	136,394,178	—	—
U.S. Government and Agency obligations	32,903,819	—	$32,903,819	—
Short-term investments	1,928,900	1,928,900	—	—
Total investments in securities	$598,622,358	$565,718,539	$32,903,819	—

Multi-Index 2045 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$523,292,744	$523,292,744	—	—
Unaffiliated investment companies	173,418,056	173,418,056	—	—
U.S. Government and Agency obligations	40,497,095	—	$40,497,095	—
Short-term investments	9,146,671	9,146,671	—	—
Total investments in securities	$746,354,566	$705,857,471	$40,497,095	—

Multi-Index 2040 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$602,926,766	$602,926,766	—	—
Unaffiliated investment companies	244,803,724	244,803,724	—	—
U.S. Government and Agency obligations	49,839,391	—	$49,839,391	—
Short-term investments	3,030,585	3,030,585	—	—
Total investments in securities	$900,600,466	$850,761,075	$49,839,391	—

Multi-Index 2035 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$677,823,579	$677,823,579	—	—
Unaffiliated investment companies	382,103,070	382,103,070	—	—
U.S. Government and Agency obligations	62,785,234	—	$62,785,234	—
46	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

	Total value at 8-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multi-Index 2035 Preservation Portfolio (continued)
Short-term investments	$4,979,543	$4,979,543	—	—
Total investments in securities	$1,127,691,426	$1,064,906,192	$62,785,234	—

Multi-Index 2030 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$571,991,320	$571,991,320	—	—
Unaffiliated investment companies	627,292,710	627,292,710	—	—
U.S. Government and Agency obligations	73,130,735	—	$73,130,735	—
Short-term investments	4,079,602	4,079,602	—	—
Total investments in securities	$1,276,494,367	$1,203,363,632	$73,130,735	—

Multi-Index 2025 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$331,289,458	$331,289,458	—	—
Unaffiliated investment companies	700,332,396	700,332,396	—	—
U.S. Government and Agency obligations	97,204,545	—	$97,204,545	—
Short-term investments	142,979,557	142,979,557	—	—
Total investments in securities	$1,271,805,956	$1,174,601,411	$97,204,545	—

Multi-Index 2020 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$42,691,836	$42,691,836	—	—
Unaffiliated investment companies	404,910,494	404,910,494	—	—
U.S. Government and Agency obligations	62,472,685	—	$62,472,685	—
Short-term investments	12,677,013	12,677,013	—	—
Total investments in securities	$522,752,028	$460,279,343	$62,472,685	—

Multi-Index Income Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$25,306,158	$25,306,158	—	—
Unaffiliated investment companies	238,270,972	238,270,972	—	—
U.S. Government and Agency obligations	37,229,998	—	$37,229,998	—
Short-term investments	1,430,545	1,430,545	—	—
Total investments in securities	$302,237,673	$265,007,675	$37,229,998	—
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the portfolios may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the portfolios may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	47

interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Income and capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
Securities lending. The portfolios may lend their securities to earn additional income. The portfolios receive collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios will invest their cash collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the portfolios and the corresponding cash collateral received at August 31, 2020:
Portfolio	Market value of securities on loan	Cash collateral received
Multi-Index 2045 Preservation Portfolio	$6,571,470	$6,703,122
Multi-Index 2035 Preservation Portfolio	224,784	229,320
Multi-Index 2030 Preservation Portfolio	41,330	42,158
Multi-Index 2025 Preservation Portfolio	134,202,394	137,053,589
Multi-Index 2020 Preservation Portfolio	11,090,972	11,399,490
Multi-Index Income Preservation Portfolio	527,247	537,849
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. Effective June 25, 2020, the portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating portfolio paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset based allocations and amortized over 365 days. Prior to June 25, 2020, the portfolios and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. For the year ended August 31, 2020, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended August 31, 2020 were as follows:
Portfolio	Commitment fee
Multi-Index 2060 Preservation Portfolio	$2,912
Multi-Index 2055 Preservation Portfolio	3,388
Multi-Index 2050 Preservation Portfolio	4,361
Multi-Index 2045 Preservation Portfolio	4,769
Multi-Index 2040 Preservation Portfolio	5,235
Multi-Index 2035 Preservation Portfolio	5,929
Multi-Index 2030 Preservation Portfolio	6,431
Multi-Index 2025 Preservation Portfolio	6,018
Multi-Index 2020 Preservation Portfolio	4,236
Multi-Index Income Preservation Portfolio	3,511
48	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2020, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on August 31, 2020, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multi-Index 2060 Preservation Portfolio	$135,738,732	$7,382,681	$(94,277)	$7,288,404
Multi-Index 2055 Preservation Portfolio	303,802,902	13,039,182	(129,004)	12,910,178
Multi-Index 2050 Preservation Portfolio	540,529,195	58,339,704	(246,541)	58,093,163
Multi-Index 2045 Preservation Portfolio	659,153,264	88,154,229	(952,927)	87,201,302
Multi-Index 2040 Preservation Portfolio	787,152,430	115,036,604	(1,588,568)	113,448,036
Multi-Index 2035 Preservation Portfolio	976,212,641	153,990,391	(2,511,606)	151,478,785
Multi-Index 2030 Preservation Portfolio	1,111,763,781	168,435,202	(3,704,616)	164,730,586
Multi-Index 2025 Preservation Portfolio	1,156,656,632	119,214,110	(4,064,786)	115,149,324
Multi-Index 2020 Preservation Portfolio	490,012,227	34,878,422	(2,138,621)	32,739,801
Multi-Index Income Preservation Portfolio	286,942,064	16,718,201	(1,422,592)	15,295,609
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.
The tax character of distributions for the year ended August 31, 2020 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multi-Index 2060 Preservation Portfolio	$2,618,235	$5,578,217	$8,196,452
Multi-Index 2055 Preservation Portfolio	7,166,106	20,634,979	27,801,085
Multi-Index 2050 Preservation Portfolio	16,058,366	48,277,892	64,336,258
Multi-Index 2045 Preservation Portfolio	19,864,206	59,630,024	79,494,230
Multi-Index 2040 Preservation Portfolio	24,420,614	70,170,667	94,591,281
Multi-Index 2035 Preservation Portfolio	30,953,438	78,960,944	109,914,382
Multi-Index 2030 Preservation Portfolio	36,223,323	71,003,256	107,226,579
Multi-Index 2025 Preservation Portfolio	35,908,583	48,693,640	84,602,223
Multi-Index 2020 Preservation Portfolio	18,112,105	11,168,824	29,280,929
Multi-Index Income Preservation Portfolio	9,434,085	3,260,373	12,694,458
The tax character of distributions for the year ended August 31, 2019 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multi-Index 2060 Preservation Portfolio	$1,619,034	$3,228,117	$4,847,151
Multi-Index 2055 Preservation Portfolio	6,305,224	19,851,328	26,156,552
Multi-Index 2050 Preservation Portfolio	15,211,126	53,251,706	68,462,832
Multi-Index 2045 Preservation Portfolio	20,077,561	67,405,689	87,483,250
Multi-Index 2040 Preservation Portfolio	24,488,801	85,222,056	109,710,857
Multi-Index 2035 Preservation Portfolio	32,716,013	99,591,346	132,307,359
Multi-Index 2030 Preservation Portfolio	38,651,760	99,041,811	137,693,571
Multi-Index 2025 Preservation Portfolio	34,541,872	75,417,364	109,959,236
Multi-Index 2020 Preservation Portfolio	18,898,915	24,635,434	43,534,349
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	49

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multi-Index Income Preservation Portfolio	$9,916,778	$3,686,398	$13,603,176
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Multi-Index 2060 Preservation Portfolio	$1,053,226	$2,311,838
Multi-Index 2055 Preservation Portfolio	2,563,083	7,918,892
Multi-Index 2050 Preservation Portfolio	5,384,826	8,728,198
Multi-Index 2045 Preservation Portfolio	8,056,830	11,437,123
Multi-Index 2040 Preservation Portfolio	11,101,793	15,239,136
Multi-Index 2035 Preservation Portfolio	15,678,924	19,082,031
Multi-Index 2030 Preservation Portfolio	17,677,829	33,518,144
Multi-Index 2025 Preservation Portfolio	15,667,556	37,680,871
Multi-Index 2020 Preservation Portfolio	6,374,521	14,176,610
Multi-Index Income Preservation Portfolio	3,611,276	9,047,391
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirect, wholly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.
The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III) (Assets in a fund of the Trust or JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets). Aggregate net assets include the net assets of the portfolios, similar portfolios of John Hancock Variable Insurance Trust (JHVIT), and similar portfolios of the Trust. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Variable Trust Advisers LLC and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.
Management fees are determined in accordance with the following schedule:
	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Assets in a fund of the Trust or JHF III	0.060%	0.050%
Other assets	0.510%	0.500%
Expense reimbursements. The Advisor has contractually agreed to reduce its management fees or if necessary make payment to each portfolio in an amount by which certain expenses, including underlying fund expenses (acquired fund fees), exceed the amount indicated below of the respective portfolio’s average net assets. This expense limitation agreement expires on December 31, 2020, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
50	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Portfolio	Expense limitation as a percentage of average net assets
Multi-Index 2060 Preservation Portfolio	0.37%
Multi-Index 2055 Preservation Portfolio	0.38%
Multi-Index 2050 Preservation Portfolio	0.38%
Multi-Index 2045 Preservation Portfolio	0.37%
Multi-Index 2040 Preservation Portfolio	0.36%
Portfolio	Expense limitation as a percentage of average net assets
Multi-Index 2035 Preservation Portfolio	0.36%
Multi-Index 2030 Preservation Portfolio	0.36%
Multi-Index 2025 Preservation Portfolio	0.35%
Multi-Index 2020 Preservation Portfolio	0.33%
Multi-Index Income Preservation Portfolio	0.34%
Payments under this arrangement are intended to reimburse the portfolios for indirect net expenses associated with the portfolios’ investments in underlying funds. Amounts received in excess of portfolio level operating expenses, if any, are included as a portion of the Other income received from advisor in the Statements of operations.
The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of each portfolio, as applicable, to the extent they exceed 0.00% of average net assets attributable to the class. The current expense limitation agreement expires on December 31, 2020, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Additionally, the Advisor has voluntarily agreed to waive its management fee for each portfolio so that the aggregate management fee retained by the Advisor with respect to both the portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the portfolio’s first $7.5 billion of average annual net assets and 0.50% of the portfolio’s average annual net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the Trust.
For the year ended August 31, 2020, the expense reductions under these agreements amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:
	Expense reimbursement by class
Portfolio	Class R1	Class R2	Class R4	Class R6	Class 1	Total
Multi-Index 2060 Preservation Portfolio	$464	$632	$449	$16,096	$398,572	$416,213
Multi-Index 2055 Preservation Portfolio	118	546	122	5,882	763,658	770,326
Multi-Index 2050 Preservation Portfolio	969	1,919	2,445	156,106	1,314,227	1,475,666
Multi-Index 2045 Preservation Portfolio	896	1,359	116	143,314	1,667,254	1,812,939
Multi-Index 2040 Preservation Portfolio	597	913	424	180,309	2,156,660	2,338,903
Multi-Index 2035 Preservation Portfolio	1,154	3,538	181	211,242	2,995,988	3,212,103
Multi-Index 2030 Preservation Portfolio	1,602	1,955	4,191	232,994	3,372,975	3,613,717
Multi-Index 2025 Preservation Portfolio	728	4,521	214	166,312	3,178,763	3,350,538
Multi-Index 2020 Preservation Portfolio	730	4,236	453	104,526	1,835,890	1,945,835
Multi-Index Income Preservation Portfolio	563	2,300	1,921	63,505	1,060,002	1,128,291
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2020, were equivalent to a net annual effective rate of the portfolios' average daily net assets as follows:
Portfolio	Net Annual Effective Rate
Multi-Index 2060 Preservation Portfolio	0.00%
Multi-Index 2055 Preservation Portfolio	0.00%
Multi-Index 2050 Preservation Portfolio	0.00%
Multi-Index 2045 Preservation Portfolio	0.00%
Multi-Index 2040 Preservation Portfolio	0.00%
Portfolio	Net Annual Effective Rate
Multi-Index 2035 Preservation Portfolio	0.00%
Multi-Index 2030 Preservation Portfolio	0.03%
Multi-Index 2025 Preservation Portfolio	0.10%
Multi-Index 2020 Preservation Portfolio	0.12%
Multi-Index Income Preservation Portfolio	0.13%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2020, amounted to an annual rate of 0.02% of the portfolios' average daily net assets.
Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for certain classes as detailed below, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares:
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	51

Class	Rule 12b-1 Fee	Service fee
Class R1	0.50%	0.25%
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class 1	0.05%	—
The portfolios' Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2020, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the year ended August 31, 2020:
Portfolio	Class R4
Multi-Index 2060 Preservation Portfolio	$124
Multi-Index 2055 Preservation Portfolio	45
Multi-Index 2050 Preservation Portfolio	1,008
Multi-Index 2045 Preservation Portfolio	48
Multi-Index 2040 Preservation Portfolio	167
Portfolio	Class R4
Multi-Index 2035 Preservation Portfolio	$65
Multi-Index 2030 Preservation Portfolio	1,526
Multi-Index 2025 Preservation Portfolio	76
Multi-Index 2020 Preservation Portfolio	130
Multi-Index Income Preservation Portfolio	534

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2020 were as follows:
Portfolio	Class	Distribution and service fees	Transfer agent fees
Multi-Index 2060 Preservation Portfolio	Class R1	$848	$17
	Class R2	747	23
	Class R4	321	17
	Class R6	—	563
	Class 1	54,848	—
	Total	$56,764	$620
Multi-Index 2055 Preservation Portfolio	Class R1	$215	$6
	Class R2	893	27
	Class R4	114	6
	Class R6	—	274
	Class 1	139,668	—
	Total	$140,890	$313
Multi-Index 2050 Preservation Portfolio	Class R1	$2,965	$53
	Class R2	3,957	107
	Class R4	3,515	135
	Class R6	—	8,211
	Class 1	270,838	—
	Total	$281,275	$8,506
Multi-Index 2045 Preservation Portfolio	Class R1	$2,765	$49
	Class R2	2,802	76
	Class R4	128	7
	Class R6	—	7,583
	Class 1	344,766	—
	Total	$350,461	$7,715
Multi-Index 2040 Preservation Portfolio	Class R1	$1,672	$31
	Class R2	1,759	48
	Class R4	542	22
	Class R6	—	8,991
	Class 1	422,649	—
	Total	$426,622	$9,092
52	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multi-Index 2035 Preservation Portfolio	Class R1	$2,234	$55
	Class R2	6,353	171
	Class R4	186	9
	Class R6	—	9,710
	Class 1	537,378	—
	Total	$546,151	$9,945
Multi-Index 2030 Preservation Portfolio	Class R1	$4,080	$78
	Class R2	3,387	95
	Class R4	5,303	204
	Class R6	—	10,858
	Class 1	613,960	—
	Total	$626,730	$11,235
Multi-Index 2025 Preservation Portfolio	Class R1	$1,832	$34
	Class R2	7,948	213
	Class R4	220	10
	Class R6	—	7,669
	Class 1	560,519	—
	Total	$570,519	$7,926
Multi-Index 2020 Preservation Portfolio	Class R1	$1,573	$28
	Class R2	5,664	163
	Class R4	413	17
	Class R6	—	4,198
	Class 1	266,711	—
	Total	$274,361	$4,406
Multi-Index Income Preservation Portfolio	Class R1	$1,071	$22
	Class R2	3,287	87
	Class R4	1,826	72
	Class R6	—	2,428
	Class 1	151,263	—
	Total	$157,447	$2,609
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The portfolios' activity in this program during the period for which loans were outstanding was as follows:
Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Multi-Index 2050 Preservation Portfolio	Borrower	$17,906,618	2	0.525%	$(522)
Multi-Index 2045 Preservation Portfolio	Borrower	17,616,910	2	0.525%	(514)
Multi-Index 2040 Preservation Portfolio	Borrower	19,512,218	5	0.525%	(1,423)
Multi-Index 2035 Preservation Portfolio	Borrower	28,943,241	5	0.525%	(2,110)
Multi-Index 2030 Preservation Portfolio	Borrower	32,983,066	6	0.530%	(2,915)
Multi-Index 2025 Preservation Portfolio	Borrower	41,000,000	2	0.525%	(1,196)
Multi-Index 2020 Preservation Portfolio	Borrower	29,650,000	2	0.525%	(865)
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	53

Note 5—Portfolio share transactions
Transactions in portfolios' shares for the years ended August 31, 2020 and 2019 were as follows:
Multi-Index 2060 Preservation Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	12,281	$139,469	3,110	$36,128
Distributions reinvested	316	3,769	—	—
Repurchased	(26)	(318)	(1,448)	(17,004)
Net increase	12,571	$142,920	1,662	$19,124
Class R2 shares
Sold	3,028	$35,304	12,446	$148,048
Distributions reinvested	765	9,129	564	5,831
Repurchased	(1,488)	(14,034)	(4,451)	(52,707)
Net increase	2,305	$30,399	8,559	$101,172
Class R4 shares
Sold	3,392	$39,738	1,119	$13,143
Distributions reinvested	458	5,459	309	3,196
Repurchased	(479)	(5,589)	(62)	(737)
Net increase	3,371	$39,608	1,366	$15,602
Class R6 shares
Sold	468,634	$5,434,177	299,819	$3,494,897
Distributions reinvested	33,035	394,107	9,618	99,454
Repurchased	(659,507)	(7,275,873)	(106,187)	(1,213,812)
Net increase (decrease)	(157,838)	$(1,447,589)	203,250	$2,380,539
Class 1 shares
Sold	3,412,056	$39,150,249	3,047,506	$35,597,171
Distributions reinvested	651,565	7,773,171	457,740	4,728,450
Repurchased	(506,237)	(5,981,564)	(451,792)	(5,159,715)
Net increase	3,557,384	$40,941,856	3,053,454	$35,165,906
Total net increase	3,417,793	$39,707,194	3,268,291	$37,682,343

Multi-Index 2055 Preservation Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R1 shares[1]
Sold	344	$3,794	—	—
Repurchased	(75)	(834)	—	—
Net increase	269	$2,960	—	—
Class R2 shares
Sold	4,735	$50,685	5,800	$62,936
Distributions reinvested	1,338	14,425	843	8,061
Repurchased	(687)	(7,000)	(193)	(2,113)
Net increase	5,386	$58,110	6,450	$68,884
Class R4 shares
Sold	237	$2,680	42	$455
Distributions reinvested	23	246	—	—
Repurchased	(169)	(1,825)	—	—
Net increase	91	$1,101	42	$455
54	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Multi-Index 2055 Preservation Portfolio , Cont'd	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	185,213	$1,959,564	88,583	$951,263
Distributions reinvested	16,142	173,850	4,246	40,594
Repurchased	(59,490)	(639,572)	(10,754)	(117,146)
Net increase	141,865	$1,493,842	82,075	$874,711
Class 1 shares
Sold	2,839,367	$29,655,213	3,202,580	$34,774,292
Distributions reinvested	2,562,621	27,599,428	2,732,274	26,093,220
Repurchased	(2,262,386)	(24,246,593)	(2,035,797)	(22,149,092)
Net increase	3,139,602	$33,008,048	3,899,057	$38,718,420
Total net increase	3,287,213	$34,564,061	3,987,624	$39,662,470

[1]	There were no share transactions for Class R1 for the year ended August 31, 2019.

Multi-Index 2050 Preservation Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	14,842	$179,770	19,456	$239,093
Distributions reinvested	2,774	33,400	2,294	24,597
Repurchased	(21,438)	(223,108)	(14,352)	(178,016)
Net increase (decrease)	(3,822)	$(9,938)	7,398	$85,674
Class R2 shares
Sold	26,004	$309,340	48,556	$588,051
Distributions reinvested	5,605	67,372	6,002	64,223
Repurchased	(17,056)	(206,509)	(61,870)	(752,739)
Net increase (decrease)	14,553	$170,203	(7,312)	$(100,465)
Class R4 shares
Sold	78,379	$1,000,181	28,951	$345,864
Distributions reinvested	10,067	121,210	28	305
Repurchased	(16,218)	(194,650)	(6)	(75)
Net increase	72,228	$926,741	28,973	$346,094
Class R6 shares
Sold	3,436,597	$40,425,348	3,743,422	$45,144,155
Distributions reinvested	668,372	8,007,101	393,443	4,194,100
Repurchased	(8,326,845)	(92,522,211)	(959,958)	(11,661,179)
Net increase (decrease)	(4,221,876)	$(44,089,762)	3,176,907	$37,677,076
Class 1 shares
Sold	2,397,760	$27,867,756	2,748,461	$33,552,020
Distributions reinvested	4,681,862	56,088,706	6,008,900	64,114,967
Repurchased	(5,356,800)	(64,056,609)	(6,301,861)	(76,358,017)
Net increase	1,722,822	$19,899,853	2,455,500	$21,308,970
Total net increase (decrease)	(2,416,095)	$(23,102,903)	5,661,466	$59,317,349

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	55

Multi-Index 2045 Preservation Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	5,648	$75,769	9,002	$121,436
Distributions reinvested	2,285	30,923	2,785	33,616
Repurchased	(10,138)	(117,651)	(16,717)	(226,159)
Net decrease	(2,205)	$(10,959)	(4,930)	$(71,107)
Class R2 shares
Sold	13,910	$184,846	21,399	$290,771
Distributions reinvested	3,773	51,010	4,103	49,484
Repurchased	(2,098)	(28,862)	(60,388)	(857,473)
Net increase (decrease)	15,585	$206,994	(34,886)	$(517,218)
Class R4 shares
Sold	613	$8,503	127	$1,746
Distributions reinvested	53	719	—	—
Repurchased	(106)	(1,309)	(9)	(120)
Net increase	560	$7,913	118	$1,626
Class R6 shares
Sold	2,954,479	$38,920,250	2,822,164	$38,572,513
Distributions reinvested	557,030	7,508,762	360,400	4,332,011
Repurchased	(7,168,657)	(89,634,561)	(900,748)	(12,367,280)
Net increase (decrease)	(3,657,148)	$(43,205,549)	2,281,816	$30,537,244
Class 1 shares
Sold	2,086,906	$27,563,536	2,540,426	$34,838,775
Distributions reinvested	5,332,786	71,885,959	6,905,298	83,001,677
Repurchased	(7,295,092)	(97,629,784)	(7,205,411)	(99,188,956)
Net increase	124,600	$1,819,711	2,240,313	$18,651,496
Total net increase (decrease)	(3,518,608)	$(41,181,890)	4,482,431	$48,602,041

Multi-Index 2040 Preservation Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	4,673	$62,098	9,411	$126,473
Distributions reinvested	1,026	13,724	1,533	18,384
Repurchased	(11,219)	(129,326)	(7,926)	(106,478)
Net increase (decrease)	(5,520)	$(53,504)	3,018	$38,379
Class R2 shares
Sold	6,374	$84,548	17,183	$231,124
Distributions reinvested	2,041	27,289	3,576	42,802
Repurchased	(5,177)	(68,630)	(32,093)	(431,798)
Net increase (decrease)	3,238	$43,207	(11,334)	$(157,872)
Class R4 shares
Sold	8,745	$122,225	4,368	$58,309
Distributions reinvested	1,004	13,476	29	348
Repurchased	(1,789)	(24,087)	(686)	(9,317)
Net increase	7,960	$111,614	3,711	$49,340
56	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Multi-Index 2040 Preservation Portfolio , Cont'd	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	3,200,960	$41,636,587	3,525,674	$47,396,317
Distributions reinvested	639,959	8,511,460	429,618	5,121,049
Repurchased	(7,857,761)	(97,859,824)	(1,044,643)	(14,166,903)
Net increase (decrease)	(4,016,842)	$(47,711,777)	2,910,649	$38,350,463
Class 1 shares
Sold	2,025,694	$26,998,515	2,577,821	$35,463,258
Distributions reinvested	6,451,654	86,000,544	8,758,356	104,487,193
Repurchased	(9,421,758)	(124,654,556)	(9,391,111)	(128,161,158)
Net increase (decrease)	(944,410)	$(11,655,497)	1,945,066	$11,789,293
Total net increase (decrease)	(4,955,574)	$(59,265,957)	4,851,110	$50,069,603

Multi-Index 2035 Preservation Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	4,033	$52,826	7,509	$99,656
Distributions reinvested	3,768	49,960	10,451	124,573
Repurchased	(50,669)	(542,174)	(63,613)	(806,642)
Net decrease	(42,868)	$(439,388)	(45,653)	$(582,413)
Class R2 shares
Sold	8,957	$118,445	40,385	$539,969
Distributions reinvested	7,174	94,769	8,668	103,068
Repurchased	(6,262)	(85,701)	(67,261)	(922,660)
Net increase (decrease)	9,869	$127,513	(18,208)	$(279,623)
Class R4 shares
Sold	1,907	$25,607	688	$9,196
Distributions reinvested	158	2,091	—	—
Repurchased	(504)	(6,240)	—	—
Net increase	1,561	$21,458	688	$9,196
Class R6 shares
Sold	3,507,980	$45,578,778	3,763,397	$50,118,375
Distributions reinvested	657,108	8,660,679	491,002	5,823,282
Repurchased	(8,983,243)	(112,180,392)	(1,186,877)	(15,827,515)
Net increase (decrease)	(4,818,155)	$(57,940,935)	3,067,522	$40,114,142
Class 1 shares
Sold	2,365,150	$31,284,247	3,261,897	$43,483,195
Distributions reinvested	7,675,045	101,080,336	10,647,487	126,172,725
Repurchased	(12,958,665)	(169,030,171)	(12,067,282)	(162,832,982)
Net increase (decrease)	(2,918,470)	$(36,665,588)	1,842,102	$6,822,938
Total net increase (decrease)	(7,768,063)	$(94,896,940)	4,846,451	$46,084,240

Multi-Index 2030 Preservation Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	10,426	$135,532	31,840	$410,870
Distributions reinvested	2,930	37,950	3,812	44,947
Repurchased	(46,484)	(571,728)	(61,412)	(749,711)
Net decrease	(33,128)	$(398,246)	(25,760)	$(293,894)
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	57

Multi-Index 2030 Preservation Portfolio , Cont'd	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	21,991	$284,448	36,824	$471,509
Distributions reinvested	2,787	35,983	5,518	64,839
Repurchased	(9,598)	(123,939)	(67,318)	(885,980)
Net increase (decrease)	15,180	$196,492	(24,976)	$(349,632)
Class R4 shares
Sold	71,122	$968,316	64,235	$827,420
Distributions reinvested	9,902	128,526	—	—
Repurchased	(7,743)	(103,241)	—	—
Net increase	73,281	$993,601	64,235	$827,420
Class R6 shares
Sold	3,352,795	$43,096,497	4,462,309	$57,461,999
Distributions reinvested	625,789	8,060,166	418,652	4,906,584
Repurchased	(8,669,231)	(107,876,829)	(1,235,860)	(16,112,810)
Net increase (decrease)	(4,690,647)	$(56,720,166)	3,645,101	$46,255,773
Class 1 shares
Sold	2,835,156	$36,710,939	3,462,788	$45,190,001
Distributions reinvested	7,674,444	98,923,584	11,299,520	132,543,363
Repurchased	(16,291,617)	(210,278,964)	(14,543,945)	(190,623,273)
Net increase (decrease)	(5,782,017)	$(74,644,441)	218,363	$(12,889,909)
Total net increase (decrease)	(10,417,331)	$(130,572,760)	3,876,963	$33,549,758

Multi-Index 2025 Preservation Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	5,360	$59,165	6,132	$75,288
Distributions reinvested	760	9,342	1,098	12,534
Repurchased	(21,233)	(228,157)	(9,135)	(113,292)
Net decrease	(15,113)	$(159,650)	(1,905)	$(25,470)
Class R2 shares
Sold	26,205	$324,549	19,333	$237,270
Distributions reinvested	7,847	96,366	9,101	103,845
Repurchased	(20,532)	(261,964)	(23,814)	(299,822)
Net increase	13,520	$158,951	4,620	$41,293
Class R4 shares
Sold	1,642	$20,330	577	$7,168
Distributions reinvested	123	1,514	93	1,063
Repurchased	(171)	(2,207)	(31)	(387)
Net increase	1,594	$19,637	639	$7,844
Class R6 shares
Sold	3,007,029	$36,902,619	3,822,441	$47,032,557
Distributions reinvested	439,729	5,377,884	312,305	3,550,905
Repurchased	(8,230,235)	(98,426,191)	(1,274,172)	(15,773,419)
Net increase (decrease)	(4,783,477)	$(56,145,688)	2,860,574	$34,810,043
58	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Multi-Index 2025 Preservation Portfolio , Cont'd	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	2,367,520	$29,381,275	2,072,072	$25,570,099
Distributions reinvested	6,467,480	79,097,274	9,344,988	106,252,510
Repurchased	(16,111,390)	(199,066,837)	(17,258,590)	(214,109,445)
Net decrease	(7,276,390)	$(90,588,288)	(5,841,530)	$(82,286,836)
Total net decrease	(12,059,866)	$(146,715,038)	(2,977,602)	$(47,453,126)

Multi-Index 2020 Preservation Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	9,401	$97,215	2,291	$26,018
Distributions reinvested	761	8,673	929	9,975
Repurchased	(8,228)	(88,952)	(2,624)	(30,005)
Net increase	1,934	$16,936	596	$5,988
Class R2 shares
Sold	17,076	$188,220	14,602	$163,909
Distributions reinvested	3,522	40,084	4,401	47,219
Repurchased	(11,727)	(134,881)	(20,093)	(228,320)
Net increase (decrease)	8,871	$93,423	(1,090)	$(17,192)
Class R4 shares
Sold	1,639	$19,335	6,648	$75,098
Distributions reinvested	370	4,205	—	—
Repurchased	(1,305)	(15,253)	(385)	(4,461)
Net increase	704	$8,287	6,263	$70,637
Class R6 shares
Sold	1,634,638	$18,630,338	2,296,812	$25,897,714
Distributions reinvested	183,336	2,077,199	151,818	1,621,417
Repurchased	(4,443,619)	(49,787,239)	(999,623)	(11,312,141)
Net increase (decrease)	(2,625,645)	$(29,079,702)	1,449,007	$16,206,990
Class 1 shares
Sold	1,333,285	$15,150,180	1,644,961	$18,650,648
Distributions reinvested	2,396,462	27,127,950	3,920,044	41,826,866
Repurchased	(12,424,079)	(142,846,641)	(14,636,881)	(165,890,122)
Net decrease	(8,694,332)	$(100,568,511)	(9,071,876)	$(105,412,608)
Total net decrease	(11,308,468)	$(129,529,567)	(7,617,100)	$(89,146,185)

Multi-Index Income Preservation Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	1,510	$17,125	1,534	$16,938
Distributions reinvested	243	2,725	188	2,001
Repurchased	(6,094)	(67,450)	(531)	(5,875)
Net increase (decrease)	(4,341)	$(47,600)	1,191	$13,064
Class R2 shares
Sold	3,560	$39,977	19,188	$212,194
Distributions reinvested	1,586	17,750	1,280	13,599
Repurchased	(14,743)	(167,446)	(3,882)	(42,982)
Net increase (decrease)	(9,597)	$(109,719)	16,586	$182,811
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	59

Multi-Index Income Preservation Portfolio , Cont'd	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	42,413	$487,717	14,840	$164,471
Distributions reinvested	1,946	21,742	5	58
Repurchased	(8,176)	(91,470)	(904)	(10,318)
Net increase	36,183	$417,989	13,941	$154,211
Class R6 shares
Sold	787,575	$8,844,643	1,206,912	$13,229,364
Distributions reinvested	76,312	850,117	38,076	402,849
Repurchased	(1,806,690)	(19,901,843)	(441,681)	(4,902,584)
Net increase (decrease)	(942,803)	$(10,207,083)	803,307	$8,729,629
Class 1 shares
Sold	1,419,218	$15,723,148	1,553,675	$16,989,137
Distributions reinvested	1,054,440	11,757,001	1,244,143	13,175,471
Repurchased	(7,206,833)	(81,349,746)	(8,620,537)	(95,066,668)
Net decrease	(4,733,175)	$(53,869,597)	(5,822,719)	$(64,902,060)
Total net decrease	(5,653,733)	$(63,816,010)	(4,987,694)	$(55,822,345)
Affiliates of the Trust owned shares of the following classes of the portfolios on August 31, 2020. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
Portfolio	Class	% by Class
Multi-Index 2060 Preservation Portfolio	R1	22%
Multi-Index 2060 Preservation Portfolio	R2	26%
Multi-Index 2060 Preservation Portfolio	R4	33%
Multi-Index 2060 Preservation Portfolio	1	100%
Multi-Index 2055 Preservation Portfolio	R1	94%
Multi-Index 2055 Preservation Portfolio	R2	19%
Multi-Index 2055 Preservation Portfolio	R4	97%
Multi-Index 2055 Preservation Portfolio	1	100%
Multi-Index 2050 Preservation Portfolio	1	100%
Multi-Index 2045 Preservation Portfolio	R4	82%
Multi-Index 2045 Preservation Portfolio	1	100%
Multi-Index 2040 Preservation Portfolio	R4	21%
Multi-Index 2040 Preservation Portfolio	1	100%
Multi-Index 2035 Preservation Portfolio	R4	59%
Multi-Index 2035 Preservation Portfolio	1	100%
Multi-Index 2030 Preservation Portfolio	1	100%
Multi-Index 2025 Preservation Portfolio	R4	54%
Multi-Index 2025 Preservation Portfolio	1	100%
Multi-Index 2020 Preservation Portfolio	R4	36%
Multi-Index 2020 Preservation Portfolio	1	100%
Multi-Index Income Preservation Portfolio	R1	38%
Multi-Index Income Preservation Portfolio	R4	8%
Multi-Index Income Preservation Portfolio	1	100%
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended August 31, 2020:
	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Multi-Index 2060 Preservation Portfolio	$8,753,677	$61,575,602	$2,996,793	$31,942,431
Multi-Index 2055 Preservation Portfolio	21,991,550	82,696,697	9,455,949	77,944,591
Multi-Index 2050 Preservation Portfolio	48,598,177	167,835,330	25,643,412	255,450,560
Multi-Index 2045 Preservation Portfolio	59,696,695	199,498,080	31,420,951	321,465,642
Multi-Index 2040 Preservation Portfolio	72,898,506	251,182,043	38,053,633	406,365,552
Multi-Index 2035 Preservation Portfolio	91,375,151	345,245,423	47,397,682	544,785,758
60	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Multi-Index 2030 Preservation Portfolio	$103,982,501	$501,288,729	$50,759,304	$736,238,443
Multi-Index 2025 Preservation Portfolio	136,961,426	383,216,639	52,094,124	640,765,750
Multi-Index 2020 Preservation Portfolio	82,948,330	216,348,761	22,922,671	405,074,475
Multi-Index Income Preservation Portfolio	46,129,191	156,342,340	10,367,716	253,457,080
Note 7—Investment in affiliated underlying funds
The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios' investment may represent a significant portion of each underlying funds’ net assets. At August 31, 2020, the following portfolios held 5% or more of the net assets of the underlying funds shown below:
Portfolio	Affiliated Class NAV	Percentage of underlying fund net assets
Multi-Index 2050 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Portfolio	5.6%
Multi-Index 2045 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Portfolio	6.9%
Multi-Index 2040 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Portfolio	8.0%
Multi-Index 2035 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Portfolio	8.9%
Multi-Index 2030 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Portfolio	7.5%
Information regarding the portfolios' fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multi-Index 2060 Preservation Portfolio
John Hancock Collateral Trust*	—	$1,564,153	$17,029,199	$(18,592,542)	$(794)	$(16)	$4,687	—	—
Strategic Equity Allocation	8,166,523	65,933,633	30,316,336	(5,920,209)	(1,441,197)	12,049,660	1,643,536	$815,320	$100,938,223
					$(1,441,991)	$12,049,644	$1,648,223	$815,320	$100,938,223
Multi-Index 2055 Preservation Portfolio
John Hancock Collateral Trust*	—	$4,876,405	$97,566,828	$(102,441,119)	$(2,119)	$5	$25,211	—	—
Strategic Equity Allocation	18,198,374	188,685,869	24,083,930	(12,056,545)	(1,582,517)	25,801,171	4,319,952	$2,143,028	$224,931,908
					$(1,584,636)	$25,801,176	$4,345,163	$2,143,028	$224,931,908
Multi-Index 2050 Preservation Portfolio
John Hancock Collateral Trust*	—	$10,168,844	$140,734,007	$(150,899,779)	$(1,039)	$(2,033)	$46,835	—	—
Strategic Equity Allocation	34,578,921	427,067,495	44,573,063	(87,331,326)	(15,128,597)	58,214,826	9,622,532	$4,773,515	$427,395,461
					$(15,129,636)	$58,212,793	$9,669,367	$4,773,515	$427,395,461
Multi-Index 2045 Preservation Portfolio
John Hancock Collateral Trust*	669,025	$14,028,524	$101,903,926	$(109,228,299)	$(16,548)	$9,802	$70,471	—	$6,697,405
Strategic Equity Allocation	42,337,601	527,386,367	45,327,170	(102,480,388)	(15,691,102)	68,750,697	11,681,136	$5,794,740	523,292,744
					$(15,707,650)	$68,760,499	$11,751,607	$5,794,740	$529,990,149
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	61

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multi-Index 2040 Preservation Portfolio
John Hancock Collateral Trust*	—	$29,898,994	$349,561,096	$(379,457,038)	$(175)	$(2,877)	$116,188	—	—
Strategic Equity Allocation	48,780,483	610,750,351	54,651,522	(124,959,580)	(16,099,349)	78,583,822	13,452,248	$6,673,348	$602,926,766
					$(16,099,524)	$78,580,945	$13,568,436	$6,673,348	$602,926,766
Multi-Index 2035 Preservation Portfolio
John Hancock Collateral Trust*	25,812	$42,789,437	$439,796,219	$(482,336,024)	$16,934	$(8,169)	$143,986	—	$258,397
Strategic Equity Allocation	54,840,095	688,995,663	74,004,131	(157,486,813)	(15,221,249)	87,531,847	15,108,780	$7,495,115	677,823,579
					$(15,204,315)	$87,523,678	$15,252,766	$7,495,115	$678,081,976
Multi-Index 2030 Preservation Portfolio
John Hancock Collateral Trust*	6,610	$52,492,246	$653,485,237	$(705,906,884)	$2,272	$(6,705)	$214,982	—	$66,166
Strategic Equity Allocation	46,277,615	605,980,861	78,509,182	(179,789,461)	2,158,222	65,132,516	12,966,560	$6,432,409	571,991,320
					$2,160,494	$65,125,811	$13,181,542	$6,432,409	$572,057,486
Multi-Index 2025 Preservation Portfolio
John Hancock Collateral Trust*	13,666,706	$22,884,044	$1,972,406,500	$(1,858,228,821)	$(244,027)	$(4,398)	$588,442	—	$136,813,298
Strategic Equity Allocation	26,803,354	347,769,533	63,752,238	(121,080,512)	9,598,104	31,250,095	7,237,151	$3,590,182	331,289,458
					$9,354,077	$31,245,697	$7,825,593	$3,590,182	$468,102,756
Multi-Index 2020 Preservation Portfolio
John Hancock Collateral Trust*	1,143,853	$11,481,974	$933,566,128	$(933,649,048)	$50,038	$1,680	$347,686	—	$11,450,772
Strategic Equity Allocation	3,454,032	68,771,980	20,763,851	(55,417,145)	7,055,553	1,517,597	1,348,449	$668,934	42,691,836
					$7,105,591	$1,519,277	$1,696,135	$668,934	$54,142,608
Multi-Index Income Preservation Portfolio
John Hancock Collateral Trust*	52,882	$5,305,173	$493,477,762	$(498,247,581)	$(7,198)	$1,228	$180,877	—	$529,384
Strategic Equity Allocation	2,047,424	16,598,596	13,751,740	(8,201,269)	49,271	3,107,820	324,008	$160,733	25,306,158
					$42,073	$3,109,048	$504,885	$160,733	$25,835,542

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 8—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect portfolio performance.
62	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Multi-Index 2060 Preservation Portfolio, John Hancock Multi-Index 2055 Preservation Portfolio, John Hancock Multi-Index 2050 Preservation Portfolio, John Hancock Multi-Index 2045 Preservation Portfolio, John Hancock Multi-Index 2040 Preservation Portfolio, John Hancock Multi-Index 2035 Preservation Portfolio, John Hancock Multi-Index 2030 Preservation Portfolio, John Hancock Multi-Index 2025 Preservation Portfolio, John Hancock Multi-Index 2020 Preservation Portfolio and John Hancock Multi-Index Income Preservation Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios’ investments, of John Hancock Multi-Index 2060 Preservation Portfolio, John Hancock Multi-Index 2055 Preservation Portfolio, John Hancock Multi-Index 2050 Preservation Portfolio, John Hancock Multi-Index 2045 Preservation Portfolio, John Hancock Multi-Index 2040 Preservation Portfolio, John Hancock Multi-Index 2035 Preservation Portfolio, John Hancock Multi-Index 2030 Preservation Portfolio, John Hancock Multi-Index 2025 Preservation Portfolio, John Hancock Multi-Index 2020 Preservation Portfolio and John Hancock Multi-Index Income Preservation Portfolio (ten of the funds constituting John Hancock Funds II, hereafter collectively referred to as the "Funds") as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 7, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	63

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended August 31, 2020.
Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each portfolio reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The portfolios below paid the following amounts in capital gain dividends:
Portfolio	Long term capital gains
Multi-Index 2060 Preservation Portfolio	$5,578,217
Multi-Index 2055 Preservation Portfolio	20,634,979
Multi-Index 2050 Preservation Portfolio	48,277,892
Multi-Index 2045 Preservation Portfolio	59,630,024
Multi-Index 2040 Preservation Portfolio	70,170,667
Multi-Index 2035 Preservation Portfolio	78,960,944
Multi-Index 2030 Preservation Portfolio	71,003,256
Multi-Index 2025 Preservation Portfolio	48,693,640
Multi-Index 2020 Preservation Portfolio	11,168,824
Multi-Index Income Preservation Portfolio	3,260,373
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.
64	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) and the Subadvisory Agreement (the Subadvisory Agreement) with respect to each of the portfolios of the Trust included in this report (the Funds or the Funds of Funds). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Investment Management LLC (the Advisor, formerly known as John Hancock Advisers, LLC) and the Subadvisory Agreement between the Advisor and the investment subadvisor (the Subadvisor) with respect to each of the Funds identified in Appendix A.

In considering the Advisory Agreement and the Subadvisory Agreement with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar funds prepared by an independent third-party provider of fund data; performance information for the Funds' benchmark indices; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisor with respect to the Funds. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services, to be provided to the Funds by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds. In addition, although the Board approved the renewal of the Agreements for all of the Funds at the June meeting, the Board considered each Fund separately.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer ("CCO") regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the

____________________
1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the "Order") pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board's May and June meetings were held telephonically in reliance on the Order.

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management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the Funds, and bringing loss recovery actions on behalf of the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the Funds; and
(g)	the Advisor's reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance. In considering each Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds' performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the Funds' performance;
(b)	considered the comparative performance of each Fund's respective benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of each Fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangement generally and with respect to particular Funds.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board reviewed Fund performance against each Fund's respective benchmark and concluded that the performance of certain Funds have generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile with certain exceptions noted in Appendix A. In such cases, the Board concluded that the Fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and Expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, each Fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund's ranking within broader groups of funds. In comparing each Fund's contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board took into account management's discussion of the Funds' expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the Funds' operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and a Subadvisor's services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.

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In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund of Funds, and concluded that such fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds of the Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund and those of its underlying funds.

Profitability/indirect Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to each Fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the funds, and that the Trust's distributor also receives Rule 12b-1 payments to support distribution of the products;
(h)	noted that the Funds' Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j)	noted that the subadvisory fees for the Funds are paid by the Advisor;
(k)	with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest;
(l)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(m)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliate (the Subadvisor), from their relationship with each Fund was reasonable and not excessive.

Economies of Scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:

(a)	considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust and John Hancock Collateral Trust. The Funds of Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement);
(b)	reviewed the Trust's advisory fee structure and concluded that (i) the Funds' fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management's discussion of the Funds' advisory fee structure; and
(c)	considered the effect of the Funds' growth in size on their performance and fees. The Board also noted that if the Funds' assets increase over time, the Funds may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to each Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

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(2)	the historical and current performance of each Fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for each Fund, including any breakpoints, and to the extent available, and comparative fee information, where available, prepared by an independent third party provider of fund data.

Nature, Extent and Quality of Services. With respect to the services provided by the Subadvisor with respect to each Fund, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor Compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory Fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered, if available, each Fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds and compared them to fees charged by each Fund's Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor Performance. As noted above, the Board considered each Fund's performance as compared to the Fund's peer group median and the benchmark index and noted that the Board reviews information about the Fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement with respect to each Fund was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of each Fund has generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile, with certain exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that the Fund's performance is being monitored and reasonably addressed, where appropriate);;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	the subadvisory fees are paid by the Advisor and not the Funds

In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for the Funds of Funds and concluded that such subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreement for the underlying funds of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying funds.

Additional information relating to each Fund's fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreement for a particular Fund is set forth in Appendix A.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement with respect to each Fund for an additional one-year period.

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APPENDIX A

Portfolio (subadvisor)	Performance of fund, as of 12.31.2019	Fees and expenses	Comments
Multi-Index Income Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three-, and five-year periods. Lipper Category - The fund underperformed the median for the one-, three-, and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the factors that contributed to the fund's performance for the benchmark index and peer group median for the one-, three-, and five-year periods including the impact of past and current market conditions on the fund's strategy and management's outlook for the fund.

The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

The Board took into account management's discussion of the fund's expenses.

Multi-Index 2020 Preservation Portfolio (Manulife Investment Management (US))

Benchmark Index - The fund outperformed for the one-year period and underperformed for the three- and five-year periods.

Lipper Category - The fund underperformed the median for the one-, three-, and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including favorable performance relative to the benchmark index for the one-year period.

The Board took into account management's discussion of the factors that contributed to the fund's performance for the benchmark index for the three- and five-year periods and for the peer group median for the one-, three- and five-year periods including the impact of past and current market conditions on the fund's strategy and management's outlook for the fund.

The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Multi-Index 2025 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund underperformed the median for the one-, three-, and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the factors that contributed to the fund's performance for the benchmark index and peer group median for the one-, three-, and five-year periods including the impact of past and current market conditions on the fund's strategy and management's outlook for the fund.

The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

The Board took into account management's discussion of the fund's expenses.

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Multi-Index 2030 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund underperformed the median for the one-, three-, and five- year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the factors that contributed to the fund's performance for the benchmark index and peer group median for the one-, three-, and five-year periods including the impact of past and current market conditions on the fund's strategy and management's outlook for the fund.

The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Multi-Index 2035 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund underperformed the median for the one-, three- and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the factors that contributed to the fund's performance for the benchmark index and peer group median for the one-, three-, and five-year periods including the impact of past and current market conditions on the fund's strategy and management's outlook for the fund.

The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Multi-Index 2040 Preservation Portfolio (Manulife Investment Management (US))

Benchmark Index - The fund underperformed for the one-, three- and five-year periods.

Lipper Category - The fund outperformed the median for the five-year period and underperformed the median for the one- and three-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group median for the five-year period.

The Board took into account management's discussion of the factors that contributed to the fund's performance for the benchmark index for the one-, three- and five-year periods and for the peer group median for the one- and three-year periods including the impact of past and current market conditions on the fund's strategy and management's outlook for the fund.

The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

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Multi-Index 2045 Preservation Portfolio (Manulife Investment Management (US))

Benchmark Index - The fund underperformed for the one-, three- and five-year periods.

Lipper Category - The fund outperformed the median for the five-year period and underperformed the median for the one- and three-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group median for the five-year period.

The Board took into account management's discussion of the factors that contributed to the fund's performance for the benchmark index for the one-, three- and five-year periods and for the peer group median for the one- and three-year periods including the impact of past and current market conditions on the fund's strategy and management's outlook for the fund.

The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Multi-Index 2050 Preservation Portfolio (Manulife Investment Management (US))

Benchmark Index - The fund underperformed for the one-, three- and five-year periods.

Lipper Category - The fund outperformed the median for the five-year period, and underperformed the median for the one- and three-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group median for the five-year period.

The Board took into account management's discussion of the factors that contributed to the fund's performance for the benchmark index for the one-, three- and five-year periods and for the peer group median for the one- and three-year periods including the impact of past and current market conditions on the fund's strategy and management's outlook for the fund.

The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

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Multi-Index 2055 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three-, and five-year periods. Lipper Category - The fund underperformed the median for the one-, three-, and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the factors that contributed to the fund's performance for the benchmark index and peer group median for the one-, three-, and five-year periods including the impact of past and current market conditions on the fund's strategy and management's outlook for the fund.

The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Multi-Index 2060 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one- and three-year periods. Lipper Category - The fund underperformed the median for the one- and three-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the factors that contributed to the fund's performance for the benchmark index and peer group median for the one- and three-year periods including the impact of past and current market conditions on the fund's strategy and management's outlook for the fund. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including Multi-Index Income Preservation Portfolio, Multi-Index 2020 Preservation Portfolio, Multi-Index 2025 Preservation Portfolio, Multi-Index 2030 Preservation Portfolio, Multi-Index 2035 Preservation Portfolio, Multi-Index 2040 Preservation Portfolio, Multi-Index 2045 Preservation Portfolio, Multi-Index 2050 Preservation Portfolio, Multi-Index 2055 Preservation Portfolio, and Multi-Index 2060 Preservation Portfolio subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds' subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at a meeting held on March 15-17, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•	Operation of the Fund's Redemption-In-Kind Procedures;
•	Highly Liquid Investment Minimum (HLIM) determination;
•	Compliance with the 15% limit on illiquid investments;
•	Reasonably Anticipated Trade Size (RATS) determination;
•	Security-level liquidity classifications; and
•	Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value

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of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the portfolios and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	195
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	195
Trustee Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	195
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	195
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016)); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	195
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	195
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2012	195
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates,[2] Born: 1946	2005	195
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	195
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (2000-2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,[2],* Born: 1960	2020	195
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry's Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

Gregory A. Russo, Born: 1949	2012	195
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	195
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	195
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018-2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019-2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016-2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016-2019); Vice President, State Street Global Advisors (2015-2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
[2]	Member of the Audit Committee.
*	Appointed as Independent Trustee effective as of September 15, 2020.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       77

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Frances G. Rathke[1]
Gregory A. Russo

Officers

Andrew G. Arnott
President

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Trevor Swanberg[2]
Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Robert E. Sykes, CFA
Nathan W. Thooft, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020

The portfolios' proxy voting policies and procedures, as well as the portfolio proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the portfolios' holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The portfolios' Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. PO Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       78

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Multi-Index Preservation Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1324512	RCPA 8/20 10/20

John Hancock

Multimanager Lifetime Portfolios

Annual report 8/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A shares) or 888-972-8696 (Class I and Class R Suite shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Despite the heightened fears over the coronavirus (COVID-19), which sent markets tumbling during the latter half of February and early March, global financial markets delivered positive returns for the 12-month period ended August 31, 2020. In response to the first-quarter sell-off, the U.S. Federal Reserve acted quickly, lowering interest rates to near zero and reinstating quantitative easing, as well as announcing its plans to shore up short-term debt. Many other nations followed suit and credit spreads rebounded off their highs as liquidity concerns eased.

Of course, it would be a mistake to consider the market's turnaround a trustworthy signal of assured or swift economic recovery. While there has been economic growth in much of the developed world, the pace has slowed in many areas as spending remains far below pre-pandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

.

John Hancock
Multimanager Lifetime Portfolios

2	Multimanager Lifetime Portfolios' strategy at a glance
3	Manager's discussion of portfolio performance
6	Multimanager 2060 Lifetime Portfolio
7	Multimanager 2055 Lifetime Portfolio
8	Multimanager 2050 Lifetime Portfolio
9	Multimanager 2045 Lifetime Portfolio
10	Multimanager 2040 Lifetime Portfolio
11	Multimanager 2035 Lifetime Portfolio
12	Multimanager 2030 Lifetime Portfolio
13	Multimanager 2025 Lifetime Portfolio
14	Multimanager 2020 Lifetime Portfolio
15	Multimanager 2015 Lifetime Portfolio
16	Multimanager 2010 Lifetime Portfolio
17	Your expenses
23	Portfolios' investments
34	Financial statements
47	Financial highlights
69	Notes to financial statements
109	Report of independent registered public accounting firm
110	Tax information
111	Continuation of investment advisory and subadvisory agreements
117	Statement regarding liquidity risk management
119	Trustees and Officers
122	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       1

Multimanager Lifetime Portfolios' strategy at a glance

A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

Multimanager Lifetime Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.

•	Portfolios with dates further off initially invest more aggressively in stock funds.
•	As a portfolio approaches its target date,[1] the allocation will gradually migrate to more conservative fixed-income funds.
•	Once the target date is reached, the allocation will continue to become increasingly conservative until it reaches the end of its glide path, investing primarily in fixed-income funds.

JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Multimanager Lifetime Portfolios adjusts over time.

The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.

1 Based on an estimated retirement date.

2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       2

Manager's discussion of portfolio performance

Can you describe investment conditions during the 12 months ended August 31, 2020?

While the past year proved to be a tumultuous time for the financial markets due to the emergence of COVID-19, most major asset categories finished with positive returns. The markets generally performed well from the beginning of the period through mid-February. During this time, stocks and the credit-sensitive segments of the bond market—such as investment-grade corporates, high-yield bonds, and emerging-markets debt—benefited from the combination of positive economic growth, accommodative central bank policies, and signs that the trade dispute between the United States and China had cooled.

This favorable environment changed abruptly mid-way through the first quarter of 2020, when the spread of COVID-19 prompted governments to shut down large portions of their economies in an effort to contain the virus. The sudden shift toward an outlook characterized by slower growth and weaker corporate earnings led to a rapid downturn in stocks and higher-risk segments of the bond market, together with an impressive rally in U.S. Treasuries.

The backdrop shifted yet again in late March, when the U.S. Federal Reserve (Fed) and other world central banks slashed short-term interest rates and announced a variety of measures designed to boost growth and support market performance. Many governments also enacted fiscal stimulus, highlighted by the $3 trillion-plus spending bill passed by the U.S. Congress. These developments, in conjunction with the gradual re-opening of the U.S. economy through the summer, led to a significant rebound in stocks and credit-sensitive fixed-income investments. Most major asset categories moved to new highs in the rally, allowing them to finish with positive total returns for the full period.

What elements of the portfolios' positioning helped and hurt results?

With the exception of John Hancock Multimanager 2010 Lifetime Portfolio, most share classes of portfolios in the series outperformed their respective primary benchmarks for the period ended August 31, 2020.

Top-level allocation contributed to performance. The portfolios held an average overweight in stocks and a corresponding

MULTIMANAGER 2060-2010 LIFETIME PORTFOLIOS' CLASS A SHARE RETURNS (%)

For the twelve months ended 8/31/2020

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       3

underweight in bonds, which helped capture equities' stronger total return in the period.

Positioning within the equity portfolios had a mixed effect on results. On the positive side, positioning in the dedicated sector portfolio—where we seek to establish modest allocations to sectors we see as having the ability to outperform—was a net contributor across the majority of the portfolios. While a position in financial stocks detracted, allocations to the information technology and healthcare sectors contributed. Generally speaking, the dedicated sector strategy had a progressively larger effect on performance as the portfolios' target dates increased.

An underweight allocation to international equities, which underperformed the U.S. market, also contributed.

On the other hand, an allocation to defensive equities---which we maintained as a way to achieve a lower overall risk profile—detracted from relative returns over the full 12 months given that the market's gain was generally led by mega-cap technology companies. However, this aspect of our approach augmented absolute returns and added value on a relative basis in the first-quarter sell-off. We continue to view defensives as an essential component of diversification over the full market cycle due to the category's potential ability to dampen downside risk.

The portfolios' positioning in bonds contributed to both absolute and relative performance, and it provided a source of stability during the time of market turbulence in February and March. An allocation to U.S. Treasury STRIPS—a type of investment with higher interest-rate sensitivity than traditional U.S. Treasuries—was a key contributor to results. We added this position mid-way through the period based on our view that the Fed is likely to keep interest rates low for quite some time, as well as our belief that U.S. Treasury STRIPS can offset volatility in higher-risk assets. Conversely, overweight positions in credit-sensitive investments (high-yield bonds, senior loans, and emerging-market debt), while adding value on an absolute basis, detracted from relative performance since they did not keep pace with the Bloomberg Barclays U.S. Aggregate Bond Index. An overweight in the multisector bond category—where managers have the flexibility to pursue opportunities outside of the interest-rate-sensitive core bond area—also detracted.

The portfolios' underlying managers outpaced their respective categories as a group, aiding results. Active management has encountered headwinds in recent years, but we believe the shifting, volatile environment thus far in 2020 underscores the importance of flexible strategies that can seek to capitalize on opportunities as they emerge.

MARKET INDEX TOTAL RETURNS

For the twelve months ended 8/31/20

U.S. Stocks	S&P 500 Index	21.94%
	Russell Midcap Index	8.73%
	Russell 2000 Index	6.02%
	FTSE NAREIT All Equity REIT Index	-8.05%
International Stocks	MSCI EAFE Index	6.13%
	MSCI Emerging Markets Index	14.49%
	MSCI EAFE Small Cap Index	10.66%
Fixed Income	Bloomberg Barclays U.S. Aggregate Bond Index	6.47%
	ICE Bank of America U.S. High Yield Master II Index	3.71%
	JP Morgan Global Government Bonds Unhedged Index	5.41%

Market index total returns are included here as broad measures of market performance.

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       4

How would you describe your portfolio activity during the period?

We maintained a fairly steady approach, as we think the portfolios are well positioned based on our view of the current investment backdrop. With that said, we did make modest adjustments to the portfolios' positioning to capitalize on the elevated volatility that occurred throughout the course of the year.

We see latitude for stocks to continue outperforming bonds over a three- to five-year horizon, but we believe there is a meaningful benefit to diversifying away from large-cap equities and into mid- and small-size companies, as well as to both the developed and emerging markets. We also think an ongoing allocation to defensive equities is warranted given the potential for volatility to re-emerge.

We maintained a position in the real assets category, which we view as a way to manage the risk of rising inflation. This may be a particularly important consideration in the current environment given the Fed's highly stimulative policy and announcement of its willingness to let inflation run above its longer-term target.

On the fixed-income side, we maintained an emphasis on diversification. We retained a position in the credit sectors, which we believe are better positioned for longer-term outperformance thanks to their above-average income. We also maintained the position in U.S. Treasury STRIPS across most portfolios, since we view this category as a way to offset the potential for further volatility in higher-risk areas of the financial markets.

More broadly speaking, we remain committed to constructing diversified, multi-asset portfolios we believe can provide ballast amid uncertain market conditions, while at the same time striving to take advantage of opportunities created by volatility.

MANAGED BY

Nathan W. Thooft, CFA, Manulife IM (US)
Robert E. Sykes, CFA, Manulife IM (US)

Past performance does not guarantee future results.
The portfolios may be subject to various risks as described in its prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the portfolio's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.
The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, Manulife Investment Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       5

Multimanager 2060 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2060 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2060+ Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2060 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 66.50% Russell 3000 Index, 28.50% MSCI ACWI ex-USA Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% ICE BofA U.S. High Yield Master II Index*.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2060+ Index. The S&P Target Date 2060+ Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	% of Total
Equity	89.9
Large Blend	32.8
U.S. Large Cap	27.3
U.S. Mid Cap	9.8
International Equity	9.4
Emerging-Market Equity	6.4
U.S. Small Cap	2.9
Sector Equity	1.3
Fixed income	1.8
Emerging-Market Debt	0.6
High Yield Bond	0.5
Intermediate Bond	0.4
Multi-Sector Bond	0.3
Alternative and specialty	3.7
Sector Equity	2.8
Absolute Return	0.9
Unaffiliated investment companies	3.3
Equity	3.3
U.S. Government	1.2
Short-term investments and other	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-20 (%)

	Class A	Class I1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16
Average annual total returns
1-year	11.30	17.60	17.01	17.24	17.00	17.47	17.67	17.71	17.66	12.72	6.47	17.00	21.94	16.95
Since inception	9.54	11.18	10.72	10.92	10.69	11.11	11.24	11.30	11.23	10.38	4.22	12.47	15.08	12.27
Cumulative returns
Since inception	49.66	59.80	56.90	58.21	56.75	59.36	60.19	60.58	60.16	54.79	20.09	68.19	86.14	66.85

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.63	1.33	1.97	1.72	1.87	1.57	1.27	1.22	1.26
Net (%)	1.00	0.70	1.34	1.09	1.24	0.84	0.64	0.58	0.63

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       6

Multimanager 2055 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2055 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2055 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2055 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 66.50% Russell 3000 Index, 28.50% MSCI ACWI ex-USA Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% ICE BofA U.S. High Yield Master II Index.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2055 Index. The S&P Target Date 2055 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	% of Total
Equity	90.0
Large Blend	32.9
U.S. Large Cap	27.3
U.S. Mid Cap	9.8
International Equity	9.4
Emerging-Market Equity	6.4
U.S. Small Cap	2.9
Sector Equity	1.3
Fixed income	1.7
Emerging-Market Debt	0.5
High Yield Bond	0.5
Intermediate Bond	0.4
Multi-Sector Bond	0.3
Alternative and specialty	3.7
Sector Equity	2.8
Absolute Return	0.9
Unaffiliated investment companies	3.2
Equity	3.2
U.S. Government	1.3
Short-term investments and other	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-20 (%)

	Class A	Class I1,2	Class R1[2]	Class R2[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1-year	11.40	17.57	17.08	17.07	16.94	17.53	17.72	17.68	17.63	12.52	6.47	17.00	21.94	16.95
5-year	8.67	10.12	9.67	9.78	9.59	10.06	10.19	10.24	10.19	9.52	4.33	11.48	14.46	11.14
Since inception	6.98	8.09	7.72	7.87	7.67	8.13	8.27	8.31	8.25	7.78	4.08	9.47	12.54	9.16
Cumulative returns
5-year	51.52	61.92	58.65	59.47	58.05	61.47	62.41	62.79	62.41	57.55	23.60	72.21	96.47	69.57
Since inception	54.39	65.02	61.36	62.82	60.87	65.34	66.72	67.17	66.55	61.97	29.36	79.03	113.90	75.74

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.42	1.12	1.76	1.51	1.66	1.36	1.06	1.01	1.05
Net (%)	1.01	0.71	1.35	1.10	1.25	0.85	0.65	0.59	0.64

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class I shares were first offered on 3-27-15. Returns prior to this date are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       7

Multimanager 2050 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2050 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2050 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2050 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 66.50% Russell 3000 Index, 28.50% MSCI ACWI ex-USA Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% ICE BofA U.S. High Yield Master II Index*.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2050 Index. The S&P Target Date 2050 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	% of Total
Equity	89.9
Large Blend	32.7
U.S. Large Cap	27.5
U.S. Mid Cap	9.7
International Equity	9.4
Emerging-Market Equity	6.4
U.S. Small Cap	2.9
Sector Equity	1.3
Fixed income	1.7
Emerging-Market Debt	0.5
High Yield Bond	0.5
Intermediate Bond	0.4
Multi-Sector Bond	0.3
Alternative and specialty	3.8
Sector Equity	2.9
Absolute Return	0.9
Unaffiliated investment companies	3.2
Equity	3.2
U.S. Government	1.3
Short-term investments and other	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-20 (%)

	Class A1	Class I1,2	Class R1[1,2]	Class R2[1,2]	Class R3[1,2]	Class R4[1,2]	Class R5[1,2]	Class R6[1,2]	Class 1[2]	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11
Average annual total returns
1-year	11.37	17.49	16.87	17.12	16.89	17.37	17.67	17.72	17.69	12.52	6.47	17.00	21.94	16.95
5-year	8.65	10.11	9.43	9.68	9.55	9.95	10.19	10.24	10.19	9.43	4.33	11.48	14.46	11.14
Since inception	7.33	8.27	7.64	7.87	7.74	8.12	8.32	8.37	8.31	8.21	3.87	9.64	12.98	9.41
Cumulative returns
5-year	51.42	61.88	56.91	58.74	57.76	60.69	62.45	62.79	62.47	56.91	23.60	72.21	96.47	69.57
Since inception	93.57	110.06	98.89	103.00	100.71	107.34	110.97	111.90	110.82	108.98	42.61	136.31	212.64	131.75

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.37	1.07	1.71	1.46	1.61	1.31	1.01	0.96	1.00
Net (%)	1.02	0.72	1.36	1.11	1.26	0.86	0.66	0.60	0.65

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class A, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares were first offered on 3-1-12; Class I shares were first offered on 3-27-15. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       8

Multimanager 2045 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2045 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2045 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2045 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 66.50% Russell 3000 Index, 28.50% MSCI ACWI ex-USA Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% ICE BofA U.S. High Yield Master II Index*.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2045 Index. The S&P Target Date 2045 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	% of Total
Equity	90.0
Large Blend	33.0
U.S. Large Cap	27.2
U.S. Mid Cap	9.8
International Equity	9.3
Emerging-Market Equity	6.5
U.S. Small Cap	2.9
Sector Equity	1.3
Fixed income	1.6
Emerging-Market Debt	0.5
High Yield Bond	0.4
Intermediate Bond	0.4
Multi-Sector Bond	0.3
Alternative and specialty	3.7
Sector Equity	2.8
Absolute Return	0.9
Unaffiliated investment companies	3.2
Equity	3.2
U.S. Government	1.3
Short-term investments and other	0.2

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-20 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3	Index 4	Index 5
Start date	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10
Average annual total returns
1-year	11.33	17.70	16.86	17.08	17.03	17.38	17.71	17.72	17.65	12.39	6.47	17.00	21.94	16.95
5-year	8.66	10.13	9.45	9.71	9.56	9.98	10.20	10.26	10.20	9.26	4.33	11.48	14.46	11.14
10-year	9.64	10.27	9.90	10.13	10.02	10.41	10.66	10.64	10.65	10.25	3.65	11.80	15.16	11.66
Cumulative returns
5-year	51.51	62.03	57.10	58.95	57.87	60.93	62.51	63.00	62.52	55.73	23.60	72.21	96.47	69.57
10-year	150.93	165.92	157.06	162.42	159.79	169.27	175.36	174.75	175.23	165.34	43.14	205.12	310.38	201.40

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.34	1.04	1.68	1.43	1.58	1.28	0.98	0.93	0.97
Net (%)	1.00	0.70	1.34	1.09	1.24	0.84	0.64	0.58	0.63

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       9

Multimanager 2040 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2040 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2040 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2040 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 64.40% Russell 3000 Index, 27.60% MSCI ACWI ex-USA Index, 6.40% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.60% ICE BofA U.S. High Yield Master II Index*.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2040 Index. The S&P Target Date 2040 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	% of Total
Equity	85.5
Large Blend	31.6
U.S. Large Cap	25.1
International Equity	9.9
U.S. Mid Cap	8.9
Emerging-Market Equity	6.0
U.S. Small Cap	2.7
Sector Equity	1.3
Fixed income	4.0
Intermediate Bond	1.7
Emerging-Market Debt	0.9
High Yield Bond	0.9
Multi-Sector Bond	0.5
Alternative and specialty	4.5
Sector Equity	3.5
Absolute Return	1.0
Unaffiliated investment companies	3.6
Equity	3.6
U.S. Government	2.3
Short-term investments and other	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-20 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3	Index 4	Index 5
Start date	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10
Average annual total returns
1-year	11.36	17.51	16.77	17.04	16.90	17.35	17.66	17.66	17.59	12.14	6.47	16.60	21.94	16.74
5-year	8.67	10.10	9.42	9.67	9.54	9.95	10.18	10.24	10.18	9.07	4.33	11.48	14.46	11.12
10-year	9.63	10.27	9.89	10.12	10.00	10.40	10.65	10.62	10.64	10.03	3.65	11.80	15.16	11.65
Cumulative returns
5-year	51.51	61.78	56.84	58.67	57.74	60.70	62.37	62.83	62.36	54.35	23.60	72.14	96.47	69.42
10-year	150.73	165.70	156.84	162.16	159.37	168.91	175.12	174.49	174.95	160.18	43.14	205.01	310.38	201.14

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.34	1.04	1.68	1.43	1.58	1.28	0.98	0.93	0.97
Net (%)	1.00	0.70	1.34	1.09	1.24	0.84	0.64	0.58	0.63

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       10

Multimanager 2035 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2035 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2035 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2035 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 59.50% Russell 3000 Index, 25.50% MSCI ACWI ex-USA Index, 12.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 3.00% ICE BofA U.S. High Yield Master II Index.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2035 Index. The S&P Target Date 2035 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	% of Total
Equity	78.1
Large Blend	29.3
U.S. Large Cap	23.6
International Equity	9.3
U.S. Mid Cap	7.6
Emerging-Market Equity	5.0
U.S. Small Cap	2.3
Sector Equity	1.0
Fixed income	10.2
Intermediate Bond	4.6
Multi-Sector Bond	2.1
High Yield Bond	1.9
Emerging-Market Debt	1.6
Alternative and specialty	5.1
Sector Equity	4.0
Absolute Return	1.1
Unaffiliated investment companies	3.2
Equity	3.2
U.S. Government	3.3
Short-term investments and other	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-20 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3	Index 4	Index 5
Start date	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10
Average annual total returns
1-year	10.43	16.50	15.91	16.13	15.98	16.42	16.71	16.68	16.61	11.69	6.47	15.65	21.94	16.05
5-year	8.30	9.72	9.08	9.33	9.16	9.59	9.81	9.86	9.82	8.76	4.33	11.12	14.46	10.78
10-year	9.43	10.06	9.69	9.91	9.77	10.19	10.44	10.41	10.44	9.70	3.65	11.60	15.16	11.46
Cumulative returns
5-year	48.98	59.03	54.40	56.20	54.96	58.05	59.69	60.06	59.74	52.16	23.60	69.40	96.47	66.87
10-year	146.32	160.68	152.14	157.30	154.12	163.86	169.82	169.21	169.98	152.37	43.14	199.54	310.38	196.03

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.34	1.04	1.68	1.43	1.58	1.28	0.98	0.93	0.97
Net (%)	1.01	0.71	1.35	1.10	1.25	0.85	0.65	0.59	0.64

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       11

Multimanager 2030 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2030 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2030 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2030 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 51.80% Russell 3000 Index, 22.20% MSCI ACWI ex-USA Index, 20.80% Bloomberg Barclays U.S. Aggregate Bond Index, and 5.20% ICE BofA U.S. High Yield Master II Index*.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2030 Index. The S&P Target Date 2030 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	% of Total
Equity	69.0
Large Blend	26.4
U.S. Large Cap	19.8
International Equity	9.6
U.S. Mid Cap	6.3
Emerging-Market Equity	4.0
U.S. Small Cap	1.9
Sector Equity	1.0
Fixed income	17.7
Intermediate Bond	8.0
Multi-Sector Bond	4.4
High Yield Bond	2.7
Emerging-Market Debt	2.6
Alternative and specialty	6.2
Sector Equity	5.1
Absolute Return	1.1
Unaffiliated investment companies	2.7
Equity	2.7
U.S. Government	4.3
Short-term investments and other	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-20 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3	Index 4	Index 5
Start date	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10
Average annual total returns
1-year	9.32	15.44	14.73	15.00	14.80	15.23	15.44	15.50	15.43	10.98	6.47	14.55	21.94	15.08
5-year	7.85	9.29	8.58	8.86	8.69	9.11	9.33	9.39	9.34	8.30	4.33	10.63	14.46	10.28
10-year	9.03	9.66	9.28	9.51	9.38	9.78	10.02	10.01	10.03	9.21	3.65	11.11	15.16	10.99
Cumulative returns
5-year	45.89	55.90	50.93	52.85	51.70	54.63	56.20	56.62	56.31	49.02	23.60	65.73	96.47	63.14
10-year	137.33	151.41	142.94	148.08	145.01	154.29	159.96	159.66	160.14	141.40	43.14	186.84	310.38	183.73

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.32	1.02	1.66	1.41	1.56	1.26	0.96	0.91	0.95
Net (%)	0.99	0.69	1.33	1.08	1.23	0.83	0.63	0.57	0.62

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       12

Multimanager 2025 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2025 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2025 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2025 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 43.40% Russell 3000 Index, 18.60% MSCI ACWI ex-USA Index, 30.40% Bloomberg Barclays U.S. Aggregate Bond Index, and 7.60% ICE BofA U.S. High Yield Master II Index*

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2025 Index. The S&P Target Date 2025 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	% of Total
Equity	58.6
Large Blend	22.8
U.S. Large Cap	15.7
International Equity	9.9
U.S. Mid Cap	5.0
Emerging-Market Equity	2.8
U.S. Small Cap	1.6
Sector Equity	0.8
Fixed income	26.4
Intermediate Bond	10.6
Multi-Sector Bond	6.9
Emerging-Market Debt	3.2
High Yield Bond	3.2
Short-Term Bond	1.5
Bank Loan	1.0
Alternative and specialty	7.0
Sector Equity	5.8
Absolute Return	1.2
Unaffiliated investment companies	2.3
Equity	2.3
U.S. Government	5.5
Short-term investments and other	0.2

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-20 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3	Index 4	Index 5
Start date	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10
Average annual total returns
1-year	7.57	13.61	13.00	13.16	12.97	13.45	13.71	13.67	13.71	10.28	6.47	12.91	21.94	13.79
5-year	7.13	8.60	7.92	8.16	7.98	8.41	8.63	8.70	8.64	7.83	4.33	9.87	14.46	9.57
10-year	8.38	9.02	8.65	8.87	8.73	9.15	9.39	9.35	9.38	8.66	3.65	10.41	15.16	10.30
Cumulative returns
5-year	41.09	51.05	46.38	48.01	46.81	49.78	51.30	51.76	51.32	45.75	23.60	60.09	96.47	57.96
10-year	123.53	137.16	129.19	133.85	130.93	140.01	145.31	144.54	145.07	129.37	43.14	169.15	310.38	166.44

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.32	1.02	1.66	1.41	1.56	1.26	0.96	0.91	0.95
Net (%)	0.98	0.68	1.32	1.07	1.22	0.82	0.62	0.56	0.61

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       13

Multimanager 2020 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2020 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2020 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2020 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 36.40% Russell 3000 Index, 15.60% MSCI ACWI ex-USA Index, 38.40% Bloomberg Barclays U.S. Aggregate Bond Index, and 9.60% ICE BofA U.S. High Yield Master II Index*.

Prior to January 1, 2020, the fund's primary benchmark was the S&P 500 Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2020 Index. The S&P Target Date 2020 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	% of Total
Equity	45.5
Large Blend	18.2
U.S. Large Cap	10.3
International Equity	9.1
U.S. Mid Cap	3.7
Emerging-Market Equity	1.8
U.S. Small Cap	1.6
Sector Equity	0.8
Fixed income	38.4
Intermediate Bond	17.4
Multi-Sector Bond	8.0
Emerging-Market Debt	4.1
High Yield Bond	4.0
Short-Term Bond	3.1
Bank Loan	1.8
Alternative and specialty	8.2
Sector Equity	6.9
Absolute Return	1.3
Unaffiliated investment companies	1.6
Equity	1.6
U.S. Government	6.1
Short-term investments and other	0.2

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-20 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3	Index 4	Index 5
Start date	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10
Average annual total returns
1-year	5.76	11.75	10.92	11.30	11.12	11.45	11.74	11.82	11.75	9.50	6.47	10.86	21.94	12.59
5-year	6.32	7.78	7.06	7.32	7.17	7.58	7.82	7.85	7.82	7.27	4.33	8.81	14.46	8.82
10-year	7.54	8.17	7.78	8.01	7.89	8.29	8.54	8.50	8.53	8.02	3.65	9.45	15.16	9.42
Cumulative returns
5-year	35.84	45.46	40.62	42.39	41.40	44.09	45.70	45.93	45.74	42.02	23.60	52.56	96.47	52.56
10-year	106.95	119.40	111.49	116.12	113.68	121.83	126.94	126.13	126.78	116.20	43.14	146.78	310.38	146.04

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.32	1.02	1.66	1.41	1.56	1.26	0.96	0.91	0.95
Net (%)	0.96	0.66	1.30	1.05	1.20	0.80	0.60	0.54	0.59

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       14

Multimanager 2015 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2015 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2015 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2015 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 30.60% Russell 3000 Index, 13.10% MSCI ACWI ex-USA Index, 45.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 11.30% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index*.

Prior to January 1, 2020, the fund's primary benchmark was the Bloomberg Barclays U.S. Aggregate Bond Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2015 Index. The S&P Target Date 2015 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	% of Total
Equity	39.6
Large Blend	15.4
U.S. Large Cap	10.3
International Equity	8.8
U.S. Mid Cap	2.8
U.S. Small Cap	1.3
Emerging-Market Equity	1.0
Fixed income	46.0
Intermediate Bond	21.1
Multi-Sector Bond	8.8
Short-Term Bond	4.7
Emerging-Market Debt	4.5
High Yield Bond	4.4
Bank Loan	2.5
Alternative and specialty	6.5
Sector Equity	5.0
Absolute Return	1.5
Unaffiliated investment companies	1.2
Equity	1.2
U.S. Government	6.6
Short-term investments and other	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-20 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3	Index 4	Index 5
Start date	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10
Average annual total returns
1-year	4.16	9.97	9.33	9.52	9.45	9.85	10.06	10.24	10.19	9.38	6.47	9.48	21.94	11.58
5-year	5.58	7.03	6.33	6.57	6.44	6.86	7.06	7.14	7.09	6.84	4.33	7.79	14.46	8.15
10-year	6.72	7.35	6.98	7.20	7.08	7.48	7.72	7.71	7.72	7.34	3.65	8.34	15.16	8.59
Cumulative returns
5-year	31.21	40.47	35.92	37.45	36.63	39.34	40.67	41.18	40.85	39.18	23.60	45.51	96.47	47.94
10-year	91.62	103.28	96.30	100.38	98.11	105.78	110.26	110.12	110.34	103.02	43.14	122.77	310.38	128.00

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.37	1.07	1.71	1.46	1.61	1.31	1.01	0.96	1.00
Net (%)	0.94	0.64	1.28	1.03	1.18	0.78	0.58	0.52	0.57

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       15

Multimanager 2010 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2010 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Index 1 is the S&P Target Date 2010 Index, an unmanaged index comprised of a set of indices aligned with specific target date years.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is the John Hancock 2010 Lifetime Index, which is based on the fund's asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Corporate Bond 1-5 Year Index, Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.

Index 4 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 5 is 26.25% Russell 3000 Index, 11.25% MSCI ACWI ex-USA Index, 50.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 12.50% ICE BofA U.S. High Yield Master II Index*.

Prior to January 1, 2020, the fund's primary benchmark was the Bloomberg Barclays U.S. Aggregate Bond Index. Effective January 1, 2020, the fund's primary benchmark index is the S&P Target Date 2010 Index. The S&P Target Date 2010 Index better reflects the universe of investment opportunities based on the fund's current investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*formerly known as ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

ASSET ALLOCATION (%)

Affiliated investment companies	% of Total
Equity	32.8
Large Blend	12.9
International Equity	8.6
U.S. Large Cap	8.1
U.S. Mid Cap	1.8
U.S. Small Cap	1.0
Emerging-Market Equity	0.4
Fixed income	51.9
Intermediate Bond	23.2
Multi-Sector Bond	9.5
Short-Term Bond	6.5
Emerging-Market Debt	4.8
High Yield Bond	4.6
Bank Loan	3.3
Alternative and specialty	7.0
Sector Equity	4.9
Absolute Return	2.1
Unaffiliated investment companies	1.1
Equity	1.1
U.S. Government	7.1
Short-term investments and other	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-20 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3	Index 4	Index 5
Start date	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10	8-31-10
Average annual total returns
1-year	3.04	8.70	8.21	8.31	8.19	8.57	8.78	8.83	8.90	9.16	6.47	8.46	21.94	10.84
5-year	5.11	6.49	5.89	6.05	5.91	6.35	6.54	6.62	6.56	6.34	4.33	7.11	14.46	7.70
10-year	6.08	6.70	6.37	6.55	6.42	6.83	7.07	7.04	7.06	6.55	3.65	7.38	15.16	7.93
Cumulative returns
5-year	28.30	36.97	33.15	34.16	33.23	36.04	37.28	37.78	37.42	35.98	23.60	41.01	96.47	44.91
10-year	80.52	91.18	85.45	88.56	86.24	93.69	97.92	97.53	97.90	88.57	43.14	103.87	310.38	114.51

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.40	1.10	1.74	1.49	1.64	1.34	1.04	0.99	1.03
Net (%)	0.92	0.62	1.26	1.01	1.16	0.76	0.56	0.50	0.55

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       16

Your expenses
As a shareholder of a John Hancock Funds II Multimanager Lifetime Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses which each portfolio bears directly, each portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which each portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2020 through August 31, 2020).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios’ prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio[2]
Multimanager 2060 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,157.00	$2.33	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class I	Actual expenses/actual returns	1,000.00	1,158.50	0.71	0.13%
	Hypothetical example	1,000.00	1,024.50	0.66	0.13%
Class R1	Actual expenses/actual returns	1,000.00	1,156.10	3.25	0.60%
	Hypothetical example	1,000.00	1,022.10	3.05	0.60%
Class R2	Actual expenses/actual returns	1,000.00	1,157.00	2.39	0.44%
	Hypothetical example	1,000.00	1,022.90	2.24	0.44%
Class R3	Actual expenses/actual returns	1,000.00	1,156.10	3.47	0.64%
	Hypothetical example	1,000.00	1,021.90	3.25	0.64%
Class R4	Actual expenses/actual returns	1,000.00	1,158.70	0.87	0.16%
	Hypothetical example	1,000.00	1,024.30	0.81	0.16%
Class R5	Actual expenses/actual returns	1,000.00	1,158.60	0.33	0.06%
	Hypothetical example	1,000.00	1,024.80	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,159.30	0.00	0.00%
	Hypothetical example	1,000.00	1,025.10	0.00	0.00%
Class 1	Actual expenses/actual returns	1,000.00	1,159.50	0.27	0.05%
	Hypothetical example	1,000.00	1,024.90	0.25	0.05%
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	17

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio[2]
Multimanager 2055 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,157.00	$2.33	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class I	Actual expenses/actual returns	1,000.00	1,158.80	0.71	0.13%
	Hypothetical example	1,000.00	1,024.50	0.66	0.13%
Class R1	Actual expenses/actual returns	1,000.00	1,156.10	3.79	0.70%
	Hypothetical example	1,000.00	1,021.60	3.56	0.70%
Class R2	Actual expenses/actual returns	1,000.00	1,157.10	2.87	0.53%
	Hypothetical example	1,000.00	1,022.50	2.69	0.53%
Class R3	Actual expenses/actual returns	1,000.00	1,156.30	3.58	0.66%
	Hypothetical example	1,000.00	1,021.80	3.35	0.66%
Class R4	Actual expenses/actual returns	1,000.00	1,158.90	0.92	0.17%
	Hypothetical example	1,000.00	1,024.30	0.87	0.17%
Class R5	Actual expenses/actual returns	1,000.00	1,159.80	0.38	0.07%
	Hypothetical example	1,000.00	1,024.80	0.36	0.07%
Class R6	Actual expenses/actual returns	1,000.00	1,159.80	0.00	0.00%
	Hypothetical example	1,000.00	1,025.10	0.00	0.00%
Class 1	Actual expenses/actual returns	1,000.00	1,158.80	0.27	0.05%
	Hypothetical example	1,000.00	1,024.90	0.25	0.05%
Multimanager 2050 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,157.30	$2.33	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class I	Actual expenses/actual returns	1,000.00	1,159.00	0.71	0.13%
	Hypothetical example	1,000.00	1,024.50	0.66	0.13%
Class R1	Actual expenses/actual returns	1,000.00	1,155.60	3.63	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%
Class R2	Actual expenses/actual returns	1,000.00	1,156.20	2.87	0.53%
	Hypothetical example	1,000.00	1,022.50	2.69	0.53%
Class R3	Actual expenses/actual returns	1,000.00	1,155.60	3.52	0.65%
	Hypothetical example	1,000.00	1,021.90	3.30	0.65%
Class R4	Actual expenses/actual returns	1,000.00	1,158.20	1.41	0.26%
	Hypothetical example	1,000.00	1,023.80	1.32	0.26%
Class R5	Actual expenses/actual returns	1,000.00	1,158.80	0.38	0.07%
	Hypothetical example	1,000.00	1,024.80	0.36	0.07%
Class R6	Actual expenses/actual returns	1,000.00	1,159.70	0.00	0.00%
	Hypothetical example	1,000.00	1,025.10	0.00	0.00%
Class 1	Actual expenses/actual returns	1,000.00	1,159.00	0.27	0.05%
	Hypothetical example	1,000.00	1,024.90	0.25	0.05%
18	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio[2]
Multimanager 2045 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,156.70	$2.33	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class I	Actual expenses/actual returns	1,000.00	1,160.00	0.71	0.13%
	Hypothetical example	1,000.00	1,024.50	0.66	0.13%
Class R1	Actual expenses/actual returns	1,000.00	1,156.20	3.85	0.71%
	Hypothetical example	1,000.00	1,021.60	3.61	0.71%
Class R2	Actual expenses/actual returns	1,000.00	1,157.10	2.82	0.52%
	Hypothetical example	1,000.00	1,022.50	2.64	0.52%
Class R3	Actual expenses/actual returns	1,000.00	1,157.00	3.69	0.68%
	Hypothetical example	1,000.00	1,021.70	3.46	0.68%
Class R4	Actual expenses/actual returns	1,000.00	1,158.40	1.46	0.27%
	Hypothetical example	1,000.00	1,023.80	1.37	0.27%
Class R5	Actual expenses/actual returns	1,000.00	1,159.50	0.38	0.07%
	Hypothetical example	1,000.00	1,024.80	0.36	0.07%
Class R6	Actual expenses/actual returns	1,000.00	1,160.00	0.00	0.00%
	Hypothetical example	1,000.00	1,025.10	0.00	0.00%
Class 1	Actual expenses/actual returns	1,000.00	1,159.80	0.27	0.05%
	Hypothetical example	1,000.00	1,024.90	0.25	0.05%
Multimanager 2040 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,153.50	$2.33	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class I	Actual expenses/actual returns	1,000.00	1,154.50	0.70	0.13%
	Hypothetical example	1,000.00	1,024.50	0.66	0.13%
Class R1	Actual expenses/actual returns	1,000.00	1,150.80	4.00	0.74%
	Hypothetical example	1,000.00	1,021.40	3.76	0.74%
Class R2	Actual expenses/actual returns	1,000.00	1,151.80	2.92	0.54%
	Hypothetical example	1,000.00	1,022.40	2.75	0.54%
Class R3	Actual expenses/actual returns	1,000.00	1,152.10	3.68	0.68%
	Hypothetical example	1,000.00	1,021.70	3.46	0.68%
Class R4	Actual expenses/actual returns	1,000.00	1,153.30	1.46	0.27%
	Hypothetical example	1,000.00	1,023.80	1.37	0.27%
Class R5	Actual expenses/actual returns	1,000.00	1,155.40	0.38	0.07%
	Hypothetical example	1,000.00	1,024.80	0.36	0.07%
Class R6	Actual expenses/actual returns	1,000.00	1,155.80	0.00	0.00%
	Hypothetical example	1,000.00	1,025.10	0.00	0.00%
Class 1	Actual expenses/actual returns	1,000.00	1,154.50	0.27	0.05%
	Hypothetical example	1,000.00	1,024.90	0.25	0.05%
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	19

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio[2]
Multimanager 2035 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,141.30	$2.31	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class I	Actual expenses/actual returns	1,000.00	1,141.60	0.81	0.15%
	Hypothetical example	1,000.00	1,024.40	0.76	0.15%
Class R1	Actual expenses/actual returns	1,000.00	1,139.70	3.87	0.72%
	Hypothetical example	1,000.00	1,021.50	3.66	0.72%
Class R2	Actual expenses/actual returns	1,000.00	1,139.40	2.80	0.52%
	Hypothetical example	1,000.00	1,022.50	2.64	0.52%
Class R3	Actual expenses/actual returns	1,000.00	1,139.40	3.50	0.65%
	Hypothetical example	1,000.00	1,021.90	3.30	0.65%
Class R4	Actual expenses/actual returns	1,000.00	1,141.60	1.40	0.26%
	Hypothetical example	1,000.00	1,023.80	1.32	0.26%
Class R5	Actual expenses/actual returns	1,000.00	1,143.40	0.32	0.06%
	Hypothetical example	1,000.00	1,024.80	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,142.40	0.00	0.00%
	Hypothetical example	1,000.00	1,025.10	0.00	0.00%
Class 1	Actual expenses/actual returns	1,000.00	1,142.30	0.27	0.05%
	Hypothetical example	1,000.00	1,024.90	0.25	0.05%
Multimanager 2030 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,126.90	$2.30	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class I	Actual expenses/actual returns	1,000.00	1,128.40	0.70	0.13%
	Hypothetical example	1,000.00	1,024.50	0.66	0.13%
Class R1	Actual expenses/actual returns	1,000.00	1,124.60	4.06	0.76%
	Hypothetical example	1,000.00	1,021.30	3.86	0.76%
Class R2	Actual expenses/actual returns	1,000.00	1,125.80	2.94	0.55%
	Hypothetical example	1,000.00	1,022.40	2.80	0.55%
Class R3	Actual expenses/actual returns	1,000.00	1,125.50	3.58	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%
Class R4	Actual expenses/actual returns	1,000.00	1,126.50	1.55	0.29%
	Hypothetical example	1,000.00	1,023.70	1.48	0.29%
Class R5	Actual expenses/actual returns	1,000.00	1,128.60	0.27	0.05%
	Hypothetical example	1,000.00	1,024.90	0.25	0.05%
Class R6	Actual expenses/actual returns	1,000.00	1,128.60	0.00	0.00%
	Hypothetical example	1,000.00	1,025.10	0.00	0.00%
Class 1	Actual expenses/actual returns	1,000.00	1,128.40	0.27	0.05%
	Hypothetical example	1,000.00	1,024.90	0.25	0.05%
20	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio[2]
Multimanager 2025 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,108.90	$2.28	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class I	Actual expenses/actual returns	1,000.00	1,111.60	0.69	0.13%
	Hypothetical example	1,000.00	1,024.50	0.66	0.13%
Class R1	Actual expenses/actual returns	1,000.00	1,108.70	3.82	0.72%
	Hypothetical example	1,000.00	1,021.50	3.66	0.72%
Class R2	Actual expenses/actual returns	1,000.00	1,108.70	2.92	0.55%
	Hypothetical example	1,000.00	1,022.40	2.80	0.55%
Class R3	Actual expenses/actual returns	1,000.00	1,107.50	3.55	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%
Class R4	Actual expenses/actual returns	1,000.00	1,110.40	1.38	0.26%
	Hypothetical example	1,000.00	1,023.80	1.32	0.26%
Class R5	Actual expenses/actual returns	1,000.00	1,111.70	0.32	0.06%
	Hypothetical example	1,000.00	1,024.80	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,111.80	0.00	0.00%
	Hypothetical example	1,000.00	1,025.10	0.00	0.00%
Class 1	Actual expenses/actual returns	1,000.00	1,111.70	0.27	0.05%
	Hypothetical example	1,000.00	1,024.90	0.25	0.05%
Multimanager 2020 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,088.70	$2.26	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class I	Actual expenses/actual returns	1,000.00	1,090.90	0.63	0.12%
	Hypothetical example	1,000.00	1,024.50	0.61	0.12%
Class R1	Actual expenses/actual returns	1,000.00	1,085.80	3.93	0.75%
	Hypothetical example	1,000.00	1,021.40	3.81	0.75%
Class R2	Actual expenses/actual returns	1,000.00	1,088.00	2.73	0.52%
	Hypothetical example	1,000.00	1,022.50	2.64	0.52%
Class R3	Actual expenses/actual returns	1,000.00	1,087.90	3.52	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%
Class R4	Actual expenses/actual returns	1,000.00	1,089.20	1.47	0.28%
	Hypothetical example	1,000.00	1,023.70	1.42	0.28%
Class R5	Actual expenses/actual returns	1,000.00	1,091.10	0.32	0.06%
	Hypothetical example	1,000.00	1,024.80	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,091.30	0.00	0.00%
	Hypothetical example	1,000.00	1,025.10	0.00	0.00%
Class 1	Actual expenses/actual returns	1,000.00	1,091.10	0.26	0.05%
	Hypothetical example	1,000.00	1,024.90	0.25	0.05%
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	21

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio[2]
Multimanager 2015 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,073.90	$2.24	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class I	Actual expenses/actual returns	1,000.00	1,076.40	0.68	0.13%
	Hypothetical example	1,000.00	1,024.50	0.66	0.13%
Class R1	Actual expenses/actual returns	1,000.00	1,073.00	3.91	0.75%
	Hypothetical example	1,000.00	1,021.40	3.81	0.75%
Class R2	Actual expenses/actual returns	1,000.00	1,073.20	2.71	0.52%
	Hypothetical example	1,000.00	1,022.50	2.64	0.52%
Class R3	Actual expenses/actual returns	1,000.00	1,073.00	3.65	0.70%
	Hypothetical example	1,000.00	1,021.60	3.56	0.70%
Class R4	Actual expenses/actual returns	1,000.00	1,075.50	1.41	0.27%
	Hypothetical example	1,000.00	1,023.80	1.37	0.27%
Class R5	Actual expenses/actual returns	1,000.00	1,076.50	0.31	0.06%
	Hypothetical example	1,000.00	1,024.80	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,077.60	0.00	0.00%
	Hypothetical example	1,000.00	1,025.10	0.00	0.00%
Class 1	Actual expenses/actual returns	1,000.00	1,077.60	0.26	0.05%
	Hypothetical example	1,000.00	1,024.90	0.25	0.05%
Multimanager 2010 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,063.10	$2.23	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class I	Actual expenses/actual returns	1,000.00	1,064.40	0.67	0.13%
	Hypothetical example	1,000.00	1,024.50	0.66	0.13%
Class R1	Actual expenses/actual returns	1,000.00	1,060.90	3.26	0.63%
	Hypothetical example	1,000.00	1,022.00	3.20	0.63%
Class R2	Actual expenses/actual returns	1,000.00	1,062.00	2.75	0.53%
	Hypothetical example	1,000.00	1,022.50	2.69	0.53%
Class R3	Actual expenses/actual returns	1,000.00	1,060.90	3.52	0.68%
	Hypothetical example	1,000.00	1,021.70	3.46	0.68%
Class R4	Actual expenses/actual returns	1,000.00	1,063.20	1.40	0.27%
	Hypothetical example	1,000.00	1,023.80	1.37	0.27%
Class R5	Actual expenses/actual returns	1,000.00	1,064.40	0.21	0.04%
	Hypothetical example	1,000.00	1,024.90	0.20	0.04%
Class R6	Actual expenses/actual returns	1,000.00	1,065.60	0.00	0.00%
	Hypothetical example	1,000.00	1,025.10	0.00	0.00%
Class 1	Actual expenses/actual returns	1,000.00	1,065.60	0.26	0.05%
	Hypothetical example	1,000.00	1,024.90	0.25	0.05%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
22	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolios' investments
Subadvisors of Affiliated Underlying Funds
Allianz Global Investors U.S. LLC	(Allianz)
Axiom International Investors LLC	(Axiom)
BCSF Advisors, LP (Bain Capital Credit)	(Bain Capital)
Boston Partners Global Investors, Inc.	(Boston Partners)
Deutsche Investment Management Americas, Inc.	(Deutsche)
Dimensional Fund Advisors LP	(DFA)
Epoch Investment Partners, Inc.	(Epoch)
First Quadrant, L.P.	(First Quadrant)
Jennison Associates LLC	(Jennison)
Manulife Investment Management (North America) Limited	(MIM NA)
Manulife Investment Management (US) LLC	(MIM US)
Redwood Investment Management, LLC	(Redwood)
Stone Harbor Investment Partners LP	(Stone Harbor)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Unigestion (UK) Limited	(Unigestion)
Wellington Management Company LLP	(Wellington)
Wells Capital Management, Incorporated	(Wells Capital)
MULTIMANAGER 2060 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 95.4%
Equity - 89.9%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	159,751	$9,137,745
Capital Appreciation, Class NAV, JHF II (Jennison)	250,185	5,779,271
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	347,565	4,142,980
Disciplined Value, Class NAV, JHF III (Boston Partners)	310,650	5,706,644
Disciplined Value International, Class NAV, JHIT (Boston Partners)	417,511	4,767,970
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	696,848	8,947,529
Equity Income, Class NAV, JHF II (T. Rowe Price)	515,433	8,391,247
Financial Industries, Class NAV, JHIT II (MIM US) (B)	109,808	1,834,884
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	81,040	4,739,248
International Dynamic Growth, Class NAV, JHIT (Axiom)	69,464	934,289
International Growth, Class NAV, JHF III (Wellington)	122,323	4,024,423
International Small Company, Class NAV, JHF II (DFA)	320,644	3,328,287
Mid Cap Stock, Class NAV, JHF II (Wellington)	248,245	6,988,094
Mid Value, Class NAV, JHF II (T. Rowe Price)	443,660	6,614,967
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	101,186	2,057,107
Small Cap Value, Class NAV, JHF II (Wellington)	124,220	1,993,733
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	3,685,621	45,554,281
Fixed income - 1.8%
Bond, Class NAV, JHSB (MIM US) (B)	32,488	546,765
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	83,917	772,871
High Yield, Class NAV, JHBT (MIM US) (B)	232,296	771,222
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	35,111	385,874
Alternative and specialty - 3.7%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	64,308	685,528
Alternative Risk Premia, Class NAV, JHIT (Unigestion)	68,423	567,913
Health Sciences, Class NAV, JHF II (T. Rowe Price)	357,304	2,000,904
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	363,020	1,894,963

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $119,534,298)		$132,568,739
UNAFFILIATED INVESTMENT COMPANIES - 3.3%
Equity - 3.3%
Fidelity 500 Index Fund	4,427	538,668
Fidelity Emerging Markets Index Fund	202,092	2,227,055
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	23

MULTIMANAGER 2060 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Fidelity International Index Fund	21,343	$875,686
Fidelity Small Cap Index Fund	43,399	861,037

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $4,311,158)		$4,502,446
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(E)	4,248	1,592

TOTAL COMMON STOCKS (Cost $1,807)		$1,592
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.2%
U.S. Government - 1.2%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	339,000	215,129
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	331,300	222,516
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	643,600	428,861
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	657,600	426,371
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	645,500	428,237

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $1,471,513)		$1,721,114
SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (F)	132,446	132,446

TOTAL SHORT-TERM INVESTMENTS (Cost $132,446)		$132,446
Total investments (Cost $125,451,222) - 100.0%		$138,926,337
Other assets and liabilities, net - (0.0%)		(13,733)
TOTAL NET ASSETS - 100.0%		$138,912,604
MULTIMANAGER 2055 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 95.4%
Equity - 90.0%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	313,289	$17,920,156
Capital Appreciation, Class NAV, JHF II (Jennison)	484,546	11,193,007
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	671,485	8,004,105
Disciplined Value, Class NAV, JHF III (Boston Partners)	600,135	11,024,479
Disciplined Value International, Class NAV, JHIT (Boston Partners)	806,575	9,211,086
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	1,357,405	17,429,076
Equity Income, Class NAV, JHF II (T. Rowe Price)	995,748	16,210,777
Financial Industries, Class NAV, JHIT II (MIM US) (B)	212,058	3,543,489
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	159,839	9,347,386
MULTIMANAGER 2055 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
International Dynamic Growth, Class NAV, JHIT (Axiom)	136,354	$1,833,959
International Growth, Class NAV, JHF III (Wellington)	238,255	7,838,585
International Small Company, Class NAV, JHF II (DFA)	623,749	6,474,514
Mid Cap Stock, Class NAV, JHF II (Wellington)	485,004	13,652,863
Mid Value, Class NAV, JHF II (T. Rowe Price)	858,117	12,794,521
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	195,182	3,968,042
Small Cap Value, Class NAV, JHF II (Wellington)	239,977	3,851,628
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	7,190,057	88,869,101
Fixed income - 1.7%
Bond, Class NAV, JHSB (MIM US) (B)	59,880	1,007,787
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	154,596	1,423,831
High Yield, Class NAV, JHBT (MIM US) (B)	428,865	1,423,831
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	64,778	711,915
Alternative and specialty - 3.7%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	123,700	1,318,639
Alternative Risk Premia, Class NAV, JHIT (Unigestion)	143,603	1,191,904
Health Sciences, Class NAV, JHF II (T. Rowe Price)	686,528	3,844,556
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	716,365	3,739,425

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $231,896,816)		$257,828,662
UNAFFILIATED INVESTMENT COMPANIES - 3.2%
Equity - 3.2%
Fidelity 500 Index Fund	8,731	1,062,457
Fidelity Emerging Markets Index Fund	390,586	4,304,260
Fidelity International Index Fund	41,302	1,694,622
Fidelity Small Cap Index Fund	83,878	1,664,137

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $8,424,456)		$8,725,476
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(E)	12,063	4,522

TOTAL COMMON STOCKS (Cost $5,131)		$4,522
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.3%
U.S. Government - 1.3%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	677,000	429,623
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	653,800	439,121
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	1,312,100	874,313
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	1,342,700	870,573
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	1,317,500	874,054
24	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2055 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $2,976,830)		$3,487,684
SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (F)	309,711	$309,711

TOTAL SHORT-TERM INVESTMENTS (Cost $309,711)		$309,711
Total investments (Cost $243,612,944) - 100.0%		$270,356,055
Other assets and liabilities, net - (0.0%)		(26,495)
TOTAL NET ASSETS - 100.0%		$270,329,560
MULTIMANAGER 2050 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 95.4%
Equity - 89.9%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	560,128	$32,039,314
Capital Appreciation, Class NAV, JHF II (Jennison)	869,544	20,086,471
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	1,192,658	14,216,481
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,063,197	19,530,925
Disciplined Value International, Class NAV, JHIT (Boston Partners)	1,428,231	16,310,398
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	2,400,021	30,816,273
Equity Income, Class NAV, JHF II (T. Rowe Price)	1,758,116	28,622,121
Financial Industries, Class NAV, JHIT II (MIM US) (B)	375,999	6,282,948
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	283,927	16,604,022
International Dynamic Growth, Class NAV, JHIT (Axiom)	242,523	3,261,930
International Growth, Class NAV, JHF III (Wellington)	422,746	13,908,327
International Small Company, Class NAV, JHF II (DFA)	1,105,956	11,479,825
Mid Cap Stock, Class NAV, JHF II (Wellington)	855,771	24,089,963
Mid Value, Class NAV, JHF II (T. Rowe Price)	1,519,478	22,655,411
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	347,687	7,068,480
Small Cap Value, Class NAV, JHF II (Wellington)	422,135	6,775,260
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	12,727,881	157,316,610
Fixed income - 1.7%
Bond, Class NAV, JHSB (MIM US) (B)	108,438	1,825,004
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	277,744	2,558,022
MULTIMANAGER 2050 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - (continued)
High Yield, Class NAV, JHBT (MIM US) (B)	768,845	$2,552,566
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	116,211	1,277,154
Alternative and specialty - 3.8%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	220,775	2,353,461
Alternative Risk Premia, Class NAV, JHIT (Unigestion)	258,348	2,144,292
Health Sciences, Class NAV, JHF II (T. Rowe Price)	1,226,076	6,866,027
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	1,265,080	6,603,717

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $400,230,547)		$457,245,002
UNAFFILIATED INVESTMENT COMPANIES - 3.2%
Equity - 3.2%
Fidelity 500 Index Fund	15,513	1,887,812
Fidelity Emerging Markets Index Fund	694,464	7,652,991
Fidelity International Index Fund	73,264	3,006,011
Fidelity Small Cap Index Fund	148,136	2,939,011

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $15,032,426)		$15,485,825
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(E)	24,454	9,167

TOTAL COMMON STOCKS (Cost $10,402)		$9,167
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.3%
U.S. Government - 1.3%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	1,205,000	764,691
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	1,156,600	776,823
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	2,351,400	1,566,847
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	2,407,000	1,560,639
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	2,361,400	1,566,596

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $5,318,328)		$6,235,596
SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (F)	528,073	528,073

TOTAL SHORT-TERM INVESTMENTS (Cost $528,073)		$528,073
Total investments (Cost $421,119,776) - 100.0%		$479,503,663
Other assets and liabilities, net - (0.0%)		(21,794)
TOTAL NET ASSETS - 100.0%		$479,481,869
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	25

MULTIMANAGER 2045 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 95.3%
Equity - 90.0%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	951,853	$54,445,988
Capital Appreciation, Class NAV, JHF II (Jennison)	1,468,822	33,929,795
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	2,014,907	24,017,687
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,804,327	33,145,480
Disciplined Value International, Class NAV, JHIT (Boston Partners)	2,397,279	27,376,928
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	4,118,220	52,877,939
Equity Income, Class NAV, JHF II (T. Rowe Price)	2,984,649	48,590,081
Financial Industries, Class NAV, JHIT II (MIM US) (B)	644,923	10,776,664
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	487,283	28,496,320
International Dynamic Growth, Class NAV, JHIT (Axiom)	415,280	5,585,517
International Growth, Class NAV, JHF III (Wellington)	721,585	23,740,143
International Small Company, Class NAV, JHF II (DFA)	1,893,861	19,658,276
Mid Cap Stock, Class NAV, JHF II (Wellington)	1,459,691	41,090,312
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,617,803	39,031,444
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	595,535	12,107,226
Small Cap Value, Class NAV, JHF II (Wellington)	721,023	11,572,426
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	21,778,790	269,185,837
Fixed income - 1.6%
Bond, Class NAV, JHSB (MIM US) (B)	175,299	2,950,281
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	452,932	4,171,502
High Yield, Class NAV, JHBT (MIM US) (B)	1,253,797	4,162,606
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	189,587	2,083,556
Alternative and specialty - 3.7%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	370,196	3,946,285
Alternative Risk Premia, Class NAV, JHIT (Unigestion)	441,952	3,668,203
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,038,870	11,417,671
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	2,161,804	11,284,617

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $621,478,996)		$779,312,784
UNAFFILIATED INVESTMENT COMPANIES - 3.2%
Equity - 3.2%
Fidelity 500 Index Fund	26,494	3,224,097
Fidelity Emerging Markets Index Fund	1,185,400	13,063,110
MULTIMANAGER 2045 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Fidelity International Index Fund	124,999	$5,128,720
Fidelity Small Cap Index Fund	253,984	5,039,034

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $25,707,954)		$26,454,961
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(E)	45,339	16,995

TOTAL COMMON STOCKS (Cost $19,285)		$16,995
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.3%
U.S. Government - 1.3%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	2,065,000	1,310,446
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	1,983,400	1,332,138
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	4,071,200	2,712,830
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	4,166,500	2,701,455
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	4,085,000	2,710,064

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $9,177,024)		$10,766,933
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (F)	1,281,862	1,281,862

TOTAL SHORT-TERM INVESTMENTS (Cost $1,281,862)		$1,281,862
Total investments (Cost $657,665,121) - 100.0%		$817,833,535
Other assets and liabilities, net - (0.0%)		(36,865)
TOTAL NET ASSETS - 100.0%		$817,796,670
MULTIMANAGER 2040 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 94.0%
Equity - 85.5%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	993,502	$56,828,311
Capital Appreciation, Class NAV, JHF II (Jennison)	1,493,758	34,505,808
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	1,465,072	17,463,653
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,821,697	33,464,567
Disciplined Value International, Class NAV, JHIT (Boston Partners)	2,417,037	27,602,560
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	4,153,231	53,327,484
Equity Income, Class NAV, JHF II (T. Rowe Price)	3,103,714	50,528,463
Financial Industries, Class NAV, JHIT II (MIM US) (B)	694,148	11,599,217
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	196,352	2,375,865
26	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2040 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	533,651	$31,207,913
Global Equity, Class NAV, JHF II (MIM US) (B)	329,103	4,071,007
Global Shareholder Yield, Class NAV, JHF III (Epoch)	231,396	2,390,321
International Dynamic Growth, Class NAV, JHIT (Axiom)	308,243	4,145,871
International Growth, Class NAV, JHF III (Wellington)	777,665	25,585,167
International Small Company, Class NAV, JHF II (DFA)	2,021,989	20,988,250
Mid Cap Stock, Class NAV, JHF II (Wellington)	1,465,463	41,252,789
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,574,098	38,379,804
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	596,468	12,126,193
Small Cap Value, Class NAV, JHF II (Wellington)	714,858	11,473,470
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	23,109,336	285,631,391
Fixed income - 4.0%
Bond, Class NAV, JHSB (MIM US) (B)	605,452	10,189,751
Core Bond, Class NAV, JHF II (Wells Capital)	347,909	4,849,845
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	876,778	8,075,123
High Yield, Class NAV, JHBT (MIM US) (B)	2,522,507	8,374,724
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	417,794	4,591,556
Alternative and specialty - 4.5%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	408,234	4,351,771
Alternative Risk Premia, Class NAV, JHIT (Unigestion)	519,785	4,314,212
Diversified Real Assets, Class NAV, JHIT (Deutsche/MIM NA/Wellington) (B)	726,594	6,241,439
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,246,838	12,582,293
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	2,366,807	12,354,731

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $672,829,029)		$840,873,549
UNAFFILIATED INVESTMENT COMPANIES - 3.6%
Equity - 3.6%
Fidelity 500 Index Fund	46,941	5,712,214
Fidelity Emerging Markets Index Fund	1,047,723	11,545,908
Fidelity International Index Fund	242,676	9,956,986
Fidelity Small Cap Index Fund	263,879	5,235,368

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $31,708,434)		$32,450,476
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(E)	49,809	18,671

TOTAL COMMON STOCKS (Cost $21,187)		$18,671
MULTIMANAGER 2040 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.3%
U.S. Government - 2.3%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	3,969,000	$2,518,722
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	3,794,700	2,548,687
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	7,634,300	5,087,089
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	7,822,600	5,071,978
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	7,669,900	5,088,352

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $17,342,262)		$20,314,828
SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (F)	1,285,479	1,285,479

TOTAL SHORT-TERM INVESTMENTS (Cost $1,285,479)		$1,285,479
Total investments (Cost $723,186,391) - 100.0%		$894,943,003
Other assets and liabilities, net - (0.0%)		(25,677)
TOTAL NET ASSETS - 100.0%		$894,917,326
MULTIMANAGER 2035 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 93.4%
Equity - 78.1%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	1,140,374	$65,229,417
Capital Appreciation, Class NAV, JHF II (Jennison)	1,724,274	39,830,724
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	1,784,647	21,272,992
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,989,393	36,545,148
Disciplined Value International, Class NAV, JHIT (Boston Partners)	2,633,338	30,072,714
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	4,300,698	55,220,964
Equity Income, Class NAV, JHF II (T. Rowe Price)	3,671,534	59,772,579
Financial Industries, Class NAV, JHIT II (MIM US) (B)	678,426	11,336,491
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	381,941	4,621,491
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	624,026	36,493,026
Global Equity, Class NAV, JHF II (MIM US) (B)	537,468	6,648,485
Global Shareholder Yield, Class NAV, JHF III (Epoch)	374,119	3,864,649
International Dynamic Growth, Class NAV, JHIT (Axiom)	240,382	3,233,143
International Growth, Class NAV, JHF III (Wellington)	888,539	29,232,948
International Small Company, Class NAV, JHF II (DFA)	2,338,933	24,278,128
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	27

MULTIMANAGER 2035 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Mid Cap Stock, Class NAV, JHF II (Wellington)	1,535,711	$43,230,256
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,726,363	40,650,069
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	642,038	13,052,638
Small Cap Value, Class NAV, JHF II (Wellington)	773,162	12,409,250
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	26,061,706	322,122,682
Fixed income - 10.2%
Bond, Class NAV, JHSB (MIM US) (B)	1,648,927	27,751,441
Core Bond, Class NAV, JHF II (Wells Capital)	1,642,537	22,896,965
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	1,912,437	17,613,549
High Yield, Class NAV, JHBT (MIM US) (B)	5,037,776	16,725,416
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	719,134	6,874,924
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	1,477,832	16,241,373
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	329,509	3,644,369
Alternative and specialty - 5.1%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	495,896	5,286,252
Alternative Risk Premia, Class NAV, JHIT (Unigestion)	775,580	6,437,312
Diversified Real Assets, Class NAV, JHIT (Deutsche/MIM NA/Wellington) (B)	2,149,081	18,460,607
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,495,671	13,975,758
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	2,314,071	12,079,452

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $831,301,529)		$1,027,105,212
UNAFFILIATED INVESTMENT COMPANIES - 3.2%
Equity - 3.2%
Fidelity 500 Index Fund	36,890	4,489,087
Fidelity Emerging Markets Index Fund	774,896	8,539,357
Fidelity International Index Fund	397,157	16,295,369
Fidelity Small Cap Index Fund	302,102	5,993,700

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $34,851,659)		$35,317,513
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(E)	52,909	19,833

TOTAL COMMON STOCKS (Cost $22,505)		$19,833
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 3.3%
U.S. Government - 3.3%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	7,080,000	4,492,958
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	6,771,600	4,548,103
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	13,370,900	8,909,652
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	13,711,400	8,890,129
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	13,448,100	8,921,716
MULTIMANAGER 2035 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $30,570,863)		$35,762,558
SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (F)	1,402,565	$1,402,565

TOTAL SHORT-TERM INVESTMENTS (Cost $1,402,565)		$1,402,565
Total investments (Cost $898,149,121) - 100.0%		$1,099,607,681
Other assets and liabilities, net - (0.0%)		(33,982)
TOTAL NET ASSETS - 100.0%		$1,099,573,699
MULTIMANAGER 2030 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 92.9%
Equity - 69.0%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	1,039,947	$59,484,957
Capital Appreciation, Class NAV, JHF II (Jennison)	1,488,916	34,393,971
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	2,879,302	34,321,279
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,789,617	32,875,270
Disciplined Value International, Class NAV, JHIT (Boston Partners)	2,644,066	30,195,234
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	3,922,249	50,361,671
Equity Income, Class NAV, JHF II (T. Rowe Price)	3,422,163	55,712,820
Financial Industries, Class NAV, JHIT II (MIM US) (B)	745,890	12,463,829
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	982,579	11,889,209
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	602,404	35,228,615
Global Equity, Class NAV, JHF II (MIM US) (B)	1,160,410	14,354,274
Global Shareholder Yield, Class NAV, JHF III (Epoch)	763,642	7,888,418
International Dynamic Growth, Class NAV, JHIT (Axiom)	323,132	4,346,125
International Growth, Class NAV, JHF III (Wellington)	853,533	28,081,231
International Small Company, Class NAV, JHF II (DFA)	2,474,065	25,680,796
Mid Cap Stock, Class NAV, JHF II (Wellington)	1,454,418	40,941,865
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,617,337	39,024,493
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	610,381	12,409,039
Small Cap Value, Class NAV, JHF II (Wellington)	738,030	11,845,379
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	27,120,776	335,212,784
28	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2030 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - 17.7%
Bond, Class NAV, JHSB (MIM US) (B)	3,019,782	$50,822,932
Core Bond, Class NAV, JHF II (Wells Capital)	3,705,232	51,650,930
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	3,554,631	32,738,156
High Yield, Class NAV, JHBT (MIM US) (B)	8,278,996	27,486,267
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	1,305,079	12,476,553
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	3,917,005	43,047,888
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	618,650	6,842,266
Alternative and specialty - 6.2%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	576,683	6,147,440
Alternative Risk Premia, Class NAV, JHIT (Unigestion)	1,010,784	8,389,508
Diversified Real Assets, Class NAV, JHIT (Deutsche/MIM NA/Wellington) (B)	3,973,836	34,135,250
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,880,278	16,129,556
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	2,504,413	13,073,037

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $967,584,398)		$1,179,651,042
UNAFFILIATED INVESTMENT COMPANIES - 2.7%
Equity - 2.7%
Fidelity Emerging Markets Index Fund	571,318	6,295,921
Fidelity International Index Fund	531,240	21,796,769
Fidelity Small Cap Index Fund	310,154	6,153,450

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $34,179,343)		$34,246,140
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(E)	59,458	22,288

TOTAL COMMON STOCKS (Cost $25,291)		$22,288
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 4.3%
U.S. Government - 4.3%
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	10,813,000	6,861,914
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	10,304,900	6,921,222
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	20,370,800	13,574,011
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	20,897,900	13,549,676
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	20,496,400	13,597,688

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $46,622,488)		$54,504,511
SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (F)	1,625,489	1,625,489
MULTIMANAGER 2030 LIFETIME PORTFOLIO (continued)

Shares or Principal Amount	Value

TOTAL SHORT-TERM INVESTMENTS (Cost $1,625,489)	$1,625,489
Total investments (Cost $1,050,037,009) - 100.0%	$1,270,049,470
Other assets and liabilities, net - (0.0%)	(38,129)
TOTAL NET ASSETS - 100.0%	$1,270,011,341
MULTIMANAGER 2025 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 92.0%
Equity - 58.6%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	690,419	$39,491,993
Capital Appreciation, Class NAV, JHF II (Jennison)	954,490	22,048,725
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	3,837,487	45,742,841
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,140,925	20,958,789
Disciplined Value International, Class NAV, JHIT (Boston Partners)	2,238,267	25,561,014
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	2,613,014	33,551,102
Equity Income, Class NAV, JHF II (T. Rowe Price)	2,281,907	37,149,446
Financial Industries, Class NAV, JHIT II (MIM US) (B)	593,216	9,912,644
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	1,524,982	18,452,277
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	435,163	25,448,320
Global Equity, Class NAV, JHF II (MIM US) (B)	1,512,259	18,706,640
Global Shareholder Yield, Class NAV, JHF III (Epoch)	806,946	8,335,751
International Dynamic Growth, Class NAV, JHIT (Axiom)	306,136	4,117,527
International Growth, Class NAV, JHF III (Wellington)	708,281	23,302,434
International Small Company, Class NAV, JHF II (DFA)	2,051,792	21,297,596
Mid Cap Stock, Class NAV, JHF II (Wellington)	1,120,765	31,549,530
Mid Value, Class NAV, JHF II (T. Rowe Price)	1,987,202	29,629,176
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	481,019	9,779,120
Small Cap Value, Class NAV, JHF II (Wellington)	579,036	9,293,532
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	22,350,442	276,251,470
Fixed income - 26.4%
Bond, Class NAV, JHSB (MIM US) (B)	4,286,289	72,138,248
Core Bond, Class NAV, JHF II (Wells Capital)	4,063,367	56,643,340
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	4,190,026	38,590,144
Floating Rate Income, Class NAV, JHF II (Bain Capital)	1,549,635	12,226,620
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	29

MULTIMANAGER 2025 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - (continued)
High Yield, Class NAV, JHBT (MIM US) (B)	9,345,285	$31,026,345
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	1,779,248	17,899,237
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	1,871,810	17,894,506
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	6,032,062	66,292,358
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	719,677	7,959,630
Alternative and specialty - 7.0%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	547,599	5,837,400
Alternative Risk Premia, Class NAV, JHIT (Unigestion)	1,033,044	8,574,261
Diversified Real Assets, Class NAV, JHIT (Deutsche/MIM NA/Wellington) (B)	5,220,884	44,847,389
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,691,545	15,072,652
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	1,994,691	10,412,285

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $935,278,248)		$1,115,994,342
UNAFFILIATED INVESTMENT COMPANIES - 2.3%
Equity - 2.3%
Fidelity Emerging Markets Index Fund	552,676	6,090,484
Fidelity International Index Fund	407,596	16,723,655
Fidelity Small Cap Index Fund	254,346	5,046,215

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $27,705,402)		$27,860,354
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(E)	43,019	16,126

TOTAL COMMON STOCKS (Cost $18,298)		$16,126
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.5%
U.S. Government - 5.5%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	6,962,214	7,216,498
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	4,483,849	4,779,240
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	2,007,714	2,156,921
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	10,463,000	6,639,804
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	9,986,000	6,707,034
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	19,878,800	13,246,169
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	20,387,100	13,218,486
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	19,994,500	13,264,718

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $59,038,373)		$67,228,870
MULTIMANAGER 2025 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (F)	1,742,783	$1,742,783

TOTAL SHORT-TERM INVESTMENTS (Cost $1,742,783)		$1,742,783
Total investments (Cost $1,023,783,104) - 100.0%		$1,212,842,475
Other assets and liabilities, net - (0.0%)		(49,254)
TOTAL NET ASSETS - 100.0%		$1,212,793,221
MULTIMANAGER 2020 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 92.1%
Equity - 45.5%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	173,018	$9,896,638
Capital Appreciation, Class NAV, JHF II (Jennison)	181,219	4,186,165
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	3,126,255	37,264,961
Disciplined Value, Class NAV, JHF III (Boston Partners)	146,770	2,696,172
Disciplined Value International, Class NAV, JHIT (Boston Partners)	972,510	11,106,059
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	1,016,120	13,046,978
Equity Income, Class NAV, JHF II (T. Rowe Price)	665,851	10,840,052
Financial Industries, Class NAV, JHIT II (MIM US) (B)	339,062	5,665,721
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	1,139,060	13,782,620
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	203,223	11,884,465
Global Equity, Class NAV, JHF II (MIM US) (B)	1,127,408	13,946,039
Global Shareholder Yield, Class NAV, JHF III (Epoch)	667,012	6,890,229
International Dynamic Growth, Class NAV, JHIT (Axiom)	336,623	4,527,574
International Growth, Class NAV, JHF III (Wellington)	217,872	7,167,985
International Small Company, Class NAV, JHF II (DFA)	1,000,651	10,386,756
Mid Cap Stock, Class NAV, JHF II (Wellington)	507,070	14,274,026
Mid Value, Class NAV, JHF II (T. Rowe Price)	910,665	13,578,020
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	291,556	5,927,332
Small Cap Value, Class NAV, JHF II (Wellington)	352,212	5,653,001
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	10,923,898	135,019,378
30	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2020 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - 38.4%
Bond, Class NAV, JHSB (MIM US) (B)	4,061,223	$68,350,386
Core Bond, Class NAV, JHF II (Wells Capital)	4,365,858	60,860,056
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	3,306,548	30,453,306
Floating Rate Income, Class NAV, JHF II (Bain Capital)	1,666,104	13,145,561
High Yield, Class NAV, JHBT (MIM US) (B)	7,095,919	23,558,452
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	2,251,894	22,654,049
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	1,357,173	12,974,573
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	4,201,240	46,171,632
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	572,084	6,327,250
Alternative and specialty - 8.2%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	341,602	3,641,478
Alternative Risk Premia, Class NAV, JHIT (Unigestion)	739,024	6,133,903
Diversified Real Assets, Class NAV, JHIT (Deutsche/MIM NA/Wellington) (B)	4,112,052	35,322,525
Health Sciences, Class NAV, JHF II (T. Rowe Price)	1,795,542	10,055,033
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	1,103,362	5,759,550

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $589,228,262)		$683,147,925
UNAFFILIATED INVESTMENT COMPANIES - 1.6%
Equity - 1.6%
Fidelity Emerging Markets Index Fund	168,237	1,853,970
Fidelity International Index Fund	242,917	9,966,894

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $11,930,863)		$11,820,864
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(E)	19,966	7,484

TOTAL COMMON STOCKS (Cost $8,493)		$7,484
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.1%
U.S. Government - 6.1%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	9,204,041	9,540,204
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	6,005,748	6,401,400
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	2,656,330	2,853,739
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	5,173,000	3,282,778
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	4,916,400	3,302,069
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	10,081,300	6,717,639
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	10,334,300	6,700,502
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	10,134,400	6,723,347
MULTIMANAGER 2020 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $40,955,276)		$45,521,678
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (F)	1,318,518	$1,318,518

TOTAL SHORT-TERM INVESTMENTS (Cost $1,318,518)		$1,318,518
Total investments (Cost $643,441,412) - 100.0%		$741,816,469
Other assets and liabilities, net - (0.0%)		(79,828)
TOTAL NET ASSETS - 100.0%		$741,736,641
MULTIMANAGER 2015 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 92.1%
Equity - 39.6%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	51,163	$2,926,505
Capital Appreciation, Class NAV, JHF II (Jennison)	58,850	1,359,431
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	1,304,917	15,554,608
Disciplined Value, Class NAV, JHF III (Boston Partners)	31,646	581,334
Disciplined Value International, Class NAV, JHIT (Boston Partners)	309,926	3,539,353
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	210,148	2,698,299
Equity Income, Class NAV, JHF II (T. Rowe Price)	220,709	3,593,139
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	427,530	5,173,109
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	62,357	3,646,634
Global Equity, Class NAV, JHF II (MIM US) (B)	414,711	5,129,976
Global Shareholder Yield, Class NAV, JHF III (Epoch)	294,399	3,041,142
International Dynamic Growth, Class NAV, JHIT (Axiom)	93,557	1,258,341
International Growth, Class NAV, JHF III (Wellington)	75,393	2,480,439
International Small Company, Class NAV, JHF II (DFA)	307,079	3,187,485
Mid Cap Stock, Class NAV, JHF II (Wellington)	137,002	3,856,609
Mid Value, Class NAV, JHF II (T. Rowe Price)	246,983	3,682,520
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	87,041	1,769,536
Small Cap Value, Class NAV, JHF II (Wellington)	106,496	1,709,265
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	3,347,942	41,380,562
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	31

MULTIMANAGER 2015 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - 46.0%
Bond, Class NAV, JHSB (MIM US) (B)	1,798,384	$30,266,801
Core Bond, Class NAV, JHF II (Wells Capital)	1,912,146	26,655,319
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	1,322,238	12,177,816
Floating Rate Income, Class NAV, JHF II (Bain Capital)	852,810	6,728,673
High Yield, Class NAV, JHBT (MIM US) (B)	2,805,132	9,313,038
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	1,259,002	12,665,564
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	553,092	5,287,564
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	1,675,962	18,418,818
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	227,518	2,516,354
Alternative and specialty - 6.5%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	135,739	1,446,974
Alternative Risk Premia, Class NAV, JHIT (Unigestion)	311,933	2,589,044
Diversified Real Assets, Class NAV, JHIT (Deutsche/MIM NA/Wellington) (B)	1,560,058	13,400,900

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $217,291,814)		$248,035,152
UNAFFILIATED INVESTMENT COMPANIES - 1.2%
Equity - 1.2%
Fidelity Emerging Markets Index Fund	60,570	667,487
Fidelity International Index Fund	64,711	2,655,099

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $3,301,113)		$3,322,586
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(E)	5,942	2,227

TOTAL COMMON STOCKS (Cost $2,528)		$2,227
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.6%
U.S. Government - 6.6%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	5,085,539	5,271,280
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	3,379,658	3,602,306
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	1,468,865	1,578,025
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	1,382,000	877,015
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	1,316,200	884,018
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	2,742,600	1,827,522
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	2,810,500	1,822,258
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	2,756,300	1,828,580

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $16,259,347)		$17,691,004
MULTIMANAGER 2015 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (F)	370,786	$370,786

TOTAL SHORT-TERM INVESTMENTS (Cost $370,786)		$370,786
Total investments (Cost $237,225,588) - 100.0%		$269,421,755
Other assets and liabilities, net - (0.0%)		(38,111)
TOTAL NET ASSETS - 100.0%		$269,383,644
MULTIMANAGER 2010 LIFETIME PORTFOLIO

As of 8-31-20
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 91.7%
Equity - 32.8%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	22,722	$1,299,712
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	829,835	9,891,639
Disciplined Value International, Class NAV, JHIT (Boston Partners)	192,790	2,201,662
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	48,656	624,737
Equity Income, Class NAV, JHF II (T. Rowe Price)	78,538	1,278,593
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	231,339	2,799,199
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	27,560	1,611,717
Global Equity, Class NAV, JHF II (MIM US) (B)	284,701	3,521,753
Global Shareholder Yield, Class NAV, JHF III (Epoch)	235,025	2,427,809
International Dynamic Growth, Class NAV, JHIT (Axiom)	28,455	382,723
International Growth, Class NAV, JHF III (Wellington)	57,910	1,905,248
International Small Company, Class NAV, JHF II (DFA)	171,305	1,778,150
Mid Cap Stock, Class NAV, JHF II (Wellington)	57,130	1,608,210
Mid Value, Class NAV, JHF II (T. Rowe Price)	102,249	1,524,537
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	43,312	880,534
Small Cap Value, Class NAV, JHF II (Wellington)	54,210	870,064
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	1,824,441	22,550,086
Fixed income - 51.9%
Bond, Class NAV, JHSB (MIM US) (B)	1,247,311	20,992,250
Core Bond, Class NAV, JHF II (Wells Capital)	1,392,703	19,414,279
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	899,221	8,281,821
Floating Rate Income, Class NAV, JHF II (Bain Capital)	734,716	5,796,909
32	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2010 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - (continued)
High Yield, Class NAV, JHBT (MIM US) (B)	1,893,835	$6,287,532
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	1,123,539	11,302,799
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	398,215	3,806,933
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	1,157,090	12,716,422
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	155,051	1,714,863
Alternative and specialty - 7.0%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	164,100	1,749,306
Alternative Risk Premia, Class NAV, JHIT (Unigestion)	225,268	1,869,726
Diversified Real Assets, Class NAV, JHIT (Deutsche/MIM NA/Wellington) (B)	999,127	8,582,501

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $143,283,946)		$159,671,714
UNAFFILIATED INVESTMENT COMPANIES - 1.1%
Equity - 1.1%
Fidelity Emerging Markets Index Fund	39,556	435,904
Fidelity International Index Fund	36,228	1,486,431

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $1,823,383)		$1,922,335
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(E)	2,849	1,068

TOTAL COMMON STOCKS (Cost $1,212)		$1,068
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.1%
U.S. Government - 7.1%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	4,393,426	4,553,890
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	2,976,930	3,173,047
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	1,266,297	1,360,404
U.S. Treasury STRIPS, PO, 1.520%, 05/15/2050	646,000	409,951
U.S. Treasury STRIPS, PO, 1.523%, 08/15/2046	623,200	418,568
U.S. Treasury STRIPS, PO, 1.524%, 02/15/2047	1,260,800	840,130
U.S. Treasury STRIPS, PO, 1.525%, 11/15/2048	1,293,600	838,738
U.S. Treasury STRIPS, PO, 1.526%, 05/15/2047	1,267,600	840,949

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $11,622,782)		$12,435,677
SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0399% (F)	235,432	235,432
MULTIMANAGER 2010 LIFETIME PORTFOLIO (continued)

Shares or Principal Amount	Value

TOTAL SHORT-TERM INVESTMENTS (Cost $235,432)	$235,432
Total investments (Cost $156,966,755) - 100.0%	$174,266,226
Other assets and liabilities, net - (0.0%)	(34,631)
TOTAL NET ASSETS - 100.0%	$174,231,595
Percentages are based upon net assets.
Security Abbreviations and Legend
JHBT	John Hancock Bond Trust
JHF II	John Hancock Funds II
JHF III	John Hancock Funds III
JHIT	John Hancock Investment Trust
JHIT II	John Hancock Investment Trust II
JHSB	John Hancock Sovereign Bond Fund
PO	Principal-Only Security - (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.
STRIPS	Separate Trading of Registered Interest and Principal Securities
(A)	The underlying funds' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Non-income producing.
(D)	Restricted security as to resale, excluding 144A securities.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(F)	The rate shown is the annualized seven-day yield as of 8-31-20.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	33

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 8-31-20

	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio	Multimanager 2045 Lifetime Portfolio
Assets
Unaffiliated investments, at value	$6,357,598	$12,527,393	$22,258,661	$38,520,751
Affiliated investments, at value	132,568,739	257,828,662	457,245,002	779,312,784
Total investments, at value	138,926,337	270,356,055	479,503,663	817,833,535
Dividends and interest receivable	11,611	26,825	51,158	98,898
Receivable for fund shares sold	130,532	208,101	131,580	158,331
Receivable for investments sold	—	—	203,583	69,048
Receivable from affiliates	5,114	7,464	11,060	18,192
Other assets	45,315	45,962	43,541	39,121
Total assets	139,118,909	270,644,407	479,944,585	818,217,125
Liabilities
Due to custodian	79	66	37	28
Payable for investments purchased	141,026	226,533	25,440	42,875
Payable for fund shares repurchased	239	12,610	341,859	253,283
Payable to affiliates
Accounting and legal services fees	7,336	14,844	26,541	45,784
Transfer agent fees	593	2,584	8,009	14,578
Distribution and service fees	66	222	744	1,218
Trustees' fees	69	138	246	424
Other liabilities and accrued expenses	56,897	57,850	59,840	62,265
Total liabilities	206,305	314,847	462,716	420,455
Net assets	$138,912,604	$270,329,560	$479,481,869	$817,796,670
Net assets consist of
Paid-in capital	$124,737,110	$242,637,669	$417,079,134	$637,118,315
Total distributable earnings (loss)	14,175,494	27,691,891	62,402,735	180,678,355
Net assets	$138,912,604	$270,329,560	$479,481,869	$817,796,670
Unaffiliated investments, at cost	$5,916,924	$11,716,128	$20,889,229	$36,186,125
Affiliated investments, at cost	119,534,298	231,896,816	400,230,547	621,478,996
Total investments, at cost	125,451,222	243,612,944	421,119,776	657,665,121
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$5,383,424	$23,530,150	$73,101,415	$132,866,403
Shares outstanding	410,284	2,008,271	5,841,448	11,836,792
Net asset value and redemption price per share	$13.12	$11.72	$12.51	$11.22
Class I
Net assets	$53,400	$68,995	$66,821	$172,044
Shares outstanding	4,058	5,873	5,327	15,214
Net asset value, offering price and redemption price per share	$13.16	$11.75	$12.55 [2]	$11.31
Class R1
Net assets	$63,629	$161,662	$1,419,077	$1,831,872
Shares outstanding	4,852	13,823	113,716	163,862
Net asset value, offering price and redemption price per share	$13.11	$11.70	$12.48	$11.18
Class R2
Net assets	$156,284	$806,372	$1,358,095	$3,113,689
Shares outstanding	11,911	68,866	108,580	276,221
Net asset value, offering price and redemption price per share	$13.12	$11.71	$12.51	$11.27
Class R3
Net assets	$291,099	$221,710	$1,463,121	$1,376,572
Shares outstanding	22,203	18,973	117,209	122,958
Net asset value, offering price and redemption price per share	$13.11	$11.69	$12.48	$11.20
Class R4
Net assets	$73,609	$47,915	$1,073,328	$181,286
Shares outstanding	5,601	4,082	85,703	16,098
Net asset value, offering price and redemption price per share	$13.14	$11.74	$12.52	$11.26
Class R5
Net assets	$382,039	$195,126	$29,443	$1,989,981
Shares outstanding	29,045	16,599	2,345	175,534
Net asset value, offering price and redemption price per share	$13.15	$11.76	$12.55 [3]	$11.34
Class R6
Net assets	$3,804,631	$10,042,499	$23,311,611	$38,164,184
Shares outstanding	288,910	854,063	1,856,235	3,373,687
Net asset value, offering price and redemption price per share	$13.17	$11.76	$12.56	$11.31
34	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 8-31-20

Continued
	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio	Multimanager 2045 Lifetime Portfolio
Class 1
Net assets	$128,704,489	$235,255,131	$377,658,958	$638,100,639
Shares outstanding	9,779,308	20,016,363	30,116,735	56,360,397
Net asset value, offering price and redemption price per share	$13.16	$11.75	$12.54	$11.32
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[4]	$13.81	$12.34	$13.17	$11.81

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	Net asset value, offering price and redemption price per share of $12.55 is calculated using Net assets of $66,821.28 and Shares outstanding of 5,326.519.
[3]	Net asset value, offering price and redemption price per share of $12.55 is calculated using Net assets of $29,443.47 and Shares outstanding of 2,345.212.
[4]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	35

STATEMENTS OF ASSETS AND LIABILITIES 8-31-20

Continued

	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2030 Lifetime Portfolio	Multimanager 2025 Lifetime Portfolio
Assets
Unaffiliated investments, at value	$54,069,454	$72,502,469	$90,398,428	$96,848,133
Affiliated investments, at value	840,873,549	1,027,105,212	1,179,651,042	1,115,994,342
Total investments, at value	894,943,003	1,099,607,681	1,270,049,470	1,212,842,475
Dividends and interest receivable	157,523	317,451	548,906	766,547
Receivable for fund shares sold	105,649	281,872	580,631	225,328
Receivable for investments sold	690,174	—	888,590	687,490
Receivable from affiliates	19,178	21,379	25,775	24,888
Other assets	38,506	39,717	41,801	42,650
Total assets	895,954,033	1,100,268,100	1,272,135,173	1,214,589,378
Liabilities
Due to custodian	42	25	24	2
Payable for investments purchased	96,361	474,908	472,787	705,692
Payable for fund shares repurchased	807,556	69,431	1,484,680	927,968
Payable to affiliates
Accounting and legal services fees	50,430	62,252	72,842	70,194
Transfer agent fees	17,421	20,579	24,875	23,676
Distribution and service fees	961	1,850	1,837	2,010
Trustees' fees	466	574	671	643
Other liabilities and accrued expenses	63,470	64,782	66,116	65,972
Total liabilities	1,036,707	694,401	2,123,832	1,796,157
Net assets	$894,917,326	$1,099,573,699	$1,270,011,341	$1,212,793,221
Net assets consist of
Paid-in capital	$700,651,068	$870,516,090	$1,018,319,522	$994,753,933
Total distributable earnings (loss)	194,266,258	229,057,609	251,691,819	218,039,288
Net assets	$894,917,326	$1,099,573,699	$1,270,011,341	$1,212,793,221
Unaffiliated investments, at cost	$50,357,362	$66,847,592	$82,452,611	$88,504,856
Affiliated investments, at cost	672,829,029	831,301,529	967,584,398	935,278,248
Total investments, at cost	723,186,391	898,149,121	1,050,037,009	1,023,783,104
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$159,569,231	$188,821,261	$226,690,442	$213,867,572
Shares outstanding	13,879,153	16,578,537	20,428,707	19,816,841
Net asset value and redemption price per share	$11.50	$11.39	$11.10	$10.79
Class I
Net assets	$644,613	$16,374	$1,260,265	$2,094,343
Shares outstanding	55,651	1,430	113,861	194,717
Net asset value, offering price and redemption price per share	$11.58	$11.45	$11.07	$10.76
Class R1
Net assets	$2,786,966	$4,728,453	$4,205,360	$2,880,234
Shares outstanding	243,392	417,021	381,981	269,019
Net asset value, offering price and redemption price per share	$11.45	$11.34	$11.01	$10.71
Class R2
Net assets	$1,108,147	$3,074,742	$3,304,078	$4,775,243
Shares outstanding	96,076	268,694	300,138	445,844
Net asset value, offering price and redemption price per share	$11.53	$11.44	$11.01	$10.71
Class R3
Net assets	$1,449,504	$2,088,494	$1,873,364	$2,873,481
Shares outstanding	126,741	183,779	169,891	268,200
Net asset value, offering price and redemption price per share	$11.44	$11.36	$11.03	$10.71
Class R4
Net assets	$275,686	$91,362	$555,564	$487,759
Shares outstanding	23,949	7,980	50,305	45,335
Net asset value, offering price and redemption price per share	$11.51	$11.45	$11.04	$10.76
Class R5
Net assets	$327,286	$259,555	$747,300	$1,251,148
Shares outstanding	28,223	22,611	67,574	116,422
Net asset value, offering price and redemption price per share	$11.60	$11.48	$11.06	$10.75
Class R6
Net assets	$38,274,462	$46,792,189	$53,239,639	$48,741,983
Shares outstanding	3,308,088	4,078,306	4,812,410	4,537,537
Net asset value, offering price and redemption price per share	$11.57	$11.47	$11.06	$10.74
36	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 8-31-20

Continued
	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2030 Lifetime Portfolio	Multimanager 2025 Lifetime Portfolio
Class 1
Net assets	$690,481,431	$853,701,269	$978,135,329	$935,821,458
Shares outstanding	59,618,412	74,341,141	88,351,965	87,039,937
Net asset value, offering price and redemption price per share	$11.58	$11.48	$11.07	$10.75
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.11	$11.99	$11.68	$11.36

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	37

STATEMENTS OF ASSETS AND LIABILITIES 8-31-20

Continued

	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Assets
Unaffiliated investments, at value	$58,668,544	$21,386,603	$14,594,512
Affiliated investments, at value	683,147,925	248,035,152	159,671,714
Total investments, at value	741,816,469	269,421,755	174,266,226
Dividends and interest receivable	636,572	273,386	197,296
Receivable for fund shares sold	89,846	43,207	229,175
Receivable from affiliates	16,851	7,753	5,999
Other assets	40,294	36,211	32,842
Total assets	742,600,032	269,782,312	174,731,538
Liabilities
Due to custodian	126	311	346
Payable for investments purchased	667,580	279,657	342,177
Payable for fund shares repurchased	65,356	31,447	83,108
Payable to affiliates
Accounting and legal services fees	43,991	16,083	10,328
Transfer agent fees	21,238	10,726	5,032
Distribution and service fees	1,364	499	121
Trustees' fees	402	147	93
Other liabilities and accrued expenses	63,334	59,798	58,738
Total liabilities	863,391	398,668	499,943
Net assets	$741,736,641	$269,383,644	$174,231,595
Net assets consist of
Paid-in capital	$616,933,557	$228,236,932	$152,144,110
Total distributable earnings (loss)	124,803,084	41,146,712	22,087,485
Net assets	$741,736,641	$269,383,644	$174,231,595
Unaffiliated investments, at cost	$54,213,150	$19,933,774	$13,682,809
Affiliated investments, at cost	589,228,262	217,291,814	143,283,946
Total investments, at cost	643,441,412	237,225,588	156,966,755
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$193,590,781	$97,643,503	$45,532,148
Shares outstanding	19,239,742	10,665,644	5,101,366
Net asset value and redemption price per share	$10.06	$9.15	$8.93
Class I
Net assets	$477,190	$823,164	$502,665
Shares outstanding	47,347	89,841	56,285
Net asset value, offering price and redemption price per share	$10.08	$9.16	$8.93
Class R1
Net assets	$3,837,419	$1,478,273	$310,187
Shares outstanding	383,586	162,240	34,931
Net asset value, offering price and redemption price per share	$10.00	$9.11	$8.88
Class R2
Net assets	$1,014,347	$164,216	$358,612
Shares outstanding	101,346	18,056	40,248
Net asset value, offering price and redemption price per share	$10.01	$9.09	$8.91
Class R3
Net assets	$1,644,876	$1,204,013	$98,259
Shares outstanding	164,231	132,128	11,063
Net asset value, offering price and redemption price per share	$10.02	$9.11	$8.88
Class R4
Net assets	$144,265	$11,933	$51,585
Shares outstanding	14,408	1,308	5,783
Net asset value, offering price and redemption price per share	$10.01	$9.12	$8.92
Class R5
Net assets	$3,949,329	$321,969	$24,766
Shares outstanding	392,681	35,185	2,773
Net asset value, offering price and redemption price per share	$10.06	$9.15	$8.93
Class R6
Net assets	$28,864,476	$11,161,949	$8,495,665
Shares outstanding	2,874,586	1,218,399	950,322
Net asset value, offering price and redemption price per share	$10.04	$9.16	$8.94
Class 1
Net assets	$508,213,958	$156,574,624	$118,857,708
Shares outstanding	50,536,043	17,099,717	13,301,610
Net asset value, offering price and redemption price per share	$10.06	$9.16	$8.94
38	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 8-31-20

Continued
	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.59	$9.63	$9.40

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	39

STATEMENTS OF OPERATIONS For the year ended 8-31-20

	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio	Multimanager 2045 Lifetime Portfolio
Investment income
Income distributions received from affiliated investments	$1,652,185	$3,775,040	$7,163,715	$12,720,164
Dividends	43,870	99,527	187,880	333,486
Interest	27,916	60,754	112,063	200,195
Less foreign taxes withheld	(540)	(1,534)	(3,110)	—
Other income received from advisor	131,282	263,453	446,867	929,801
Total investment income	1,854,713	4,197,240	7,907,415	14,183,646
Expenses
Investment management fees	156,864	340,636	630,689	1,108,887
Distribution and service fees	61,340	158,010	378,247	668,523
Accounting and legal services fees	18,635	41,362	77,201	136,296
Transfer agent fees	4,718	23,282	80,246	148,920
Trustees' fees	1,793	3,872	7,125	12,557
Custodian fees	67,168	67,168	67,168	67,168
State registration fees	109,849	110,218	112,898	113,597
Printing and postage	18,938	20,861	24,513	28,111
Professional fees	46,960	49,745	54,153	61,405
Other	15,541	17,230	19,902	24,923
Total expenses	501,806	832,384	1,452,142	2,370,387
Less expense reductions	(436,132)	(652,136)	(996,988)	(1,557,264)
Net expenses	65,674	180,248	455,154	813,123
Net investment income	1,789,039	4,016,992	7,452,261	13,370,523
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	156,682	395,306	775,212	1,331,079
Affiliated investments	(418,154)	(140,003)	1,584,136	12,684,791
Capital gain distributions received from unaffiliated investments	15,169	35,000	66,975	119,298
Capital gain distributions received from affiliated investments	2,416,765	5,535,002	10,495,415	18,667,179
	2,170,462	5,825,305	12,921,738	32,802,347
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	483,280	931,048	1,616,864	2,800,147
Affiliated investments	15,402,110	29,566,865	50,145,684	75,839,716
	15,885,390	30,497,913	51,762,548	78,639,863
Net realized and unrealized gain	18,055,852	36,323,218	64,684,286	111,442,210
Increase in net assets from operations	$19,844,891	$40,340,210	$72,136,547	$124,812,733
40	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-20

Continued
	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2030 Lifetime Portfolio	Multimanager 2025 Lifetime Portfolio
Investment income
Income distributions received from affiliated investments	$14,391,902	$18,783,125	$23,068,585	$23,744,913
Dividends	362,131	374,815	362,895	347,637
Interest	342,444	558,348	871,331	946,488
Other income received from advisor	958,448	937,240	1,162,629	997,119
Total investment income	16,054,925	20,653,528	25,465,440	26,036,157
Expenses
Investment management fees	1,287,643	1,664,246	2,045,229	2,163,284
Distribution and service fees	771,966	942,306	1,110,151	1,100,374
Accounting and legal services fees	150,970	186,630	219,083	216,498
Transfer agent fees	180,941	209,622	255,934	248,809
Trustees' fees	13,890	17,083	19,961	19,823
Custodian fees	67,168	67,168	67,168	67,168
State registration fees	112,950	113,373	115,119	113,507
Printing and postage	28,534	30,512	32,480	32,320
Professional fees	63,218	67,565	71,470	71,284
Other	26,029	28,868	31,461	31,314
Total expenses	2,703,309	3,327,373	3,968,056	4,064,381
Less expense reductions	(1,754,900)	(2,180,569)	(2,608,491)	(2,721,540)
Net expenses	948,409	1,146,804	1,359,565	1,342,841
Net investment income	15,106,516	19,506,724	24,105,875	24,693,316
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	2,618,492	4,199,111	6,258,003	7,089,435
Affiliated investments	11,998,673	14,967,815	13,173,838	13,063,275
Capital gain distributions received from unaffiliated investments	151,062	280,335	441,489	646,750
Capital gain distributions received from affiliated investments	20,513,505	23,843,025	26,134,980	23,254,456
	35,281,732	43,290,286	46,008,310	44,053,916
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	4,079,250	5,660,473	7,318,856	6,870,634
Affiliated investments	80,881,013	89,564,305	93,205,405	70,229,904
	84,960,263	95,224,778	100,524,261	77,100,538
Net realized and unrealized gain	120,241,995	138,515,064	146,532,571	121,154,454
Increase in net assets from operations	$135,348,511	$158,021,788	$170,638,446	$145,847,770
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	41

STATEMENTS OF OPERATIONS For the year ended 8-31-20

Continued
	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Investment income
Income distributions received from affiliated investments	$16,578,053	$6,423,259	$4,238,829
Dividends	198,849	72,736	68,031
Interest	569,761	193,028	115,414
Less foreign taxes withheld	(4,510)	(1,449)	(682)
Other income received from advisor	651,272	234,934	152,543
Total investment income	17,993,425	6,922,508	4,574,135
Expenses
Investment management fees	1,515,861	577,249	383,831
Distribution and service fees	847,495	382,092	198,720
Accounting and legal services fees	138,573	50,405	31,945
Transfer agent fees	228,475	118,959	57,181
Trustees' fees	12,878	4,758	3,083
Custodian fees	67,168	67,168	67,168
State registration fees	114,864	113,167	107,931
Printing and postage	29,073	23,673	21,506
Professional fees	61,726	50,908	48,628
Other	25,216	17,967	16,586
Total expenses	3,041,329	1,406,346	936,579
Less expense reductions	(1,969,328)	(906,824)	(681,757)
Net expenses	1,072,001	499,522	254,822
Net investment income	16,921,424	6,422,986	4,319,313
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	4,695,824	1,411,611	712,057
Affiliated investments	17,235,464	7,308,161	4,081,157
Capital gain distributions received from unaffiliated investments	515,412	214,647	151,129
Capital gain distributions received from affiliated investments	13,238,786	4,248,956	2,361,895
	35,685,486	13,183,375	7,306,238
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	2,981,735	792,765	421,591
Affiliated investments	23,463,727	5,090,426	2,126,862
	26,445,462	5,883,191	2,548,453
Net realized and unrealized gain	62,130,948	19,066,566	9,854,691
Increase in net assets from operations	$79,052,372	$25,489,552	$14,174,004
42	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Multimanager 2060 Lifetime Portfolio		Multimanager 2055 Lifetime Portfolio		Multimanager 2050 Lifetime Portfolio
	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment income	$1,789,039	$1,032,602	$4,016,992	$3,042,499	$7,452,261	$6,271,244
Net realized gain	2,170,462	3,414,926	5,825,305	13,475,127	12,921,738	32,136,494
Change in net unrealized appreciation (depreciation)	15,885,390	(4,288,636)	30,497,913	(17,977,455)	51,762,548	(42,226,671)
Increase (decrease) in net assets resulting from operations	19,844,891	158,892	40,340,210	(1,459,829)	72,136,547	(3,818,933)
Distributions to shareholders
From earnings
Class A	(170,539)	(93,940)	(1,332,858)	(1,032,978)	(5,337,840)	(5,180,316)
Class I	(3,116)	(3,079)	(5,130)	(5,065)	(5,740)	(15,936)
Class R1	(2,914)	(2,911)	(3,729)	(4,281)	(127,662)	(137,418)
Class R2	(6,621)	(4,554)	(53,863)	(38,445)	(97,715)	(96,998)
Class R3	(11,620)	(2,910)	(11,204)	(23,132)	(94,678)	(120,299)
Class R4	(4,003)	(3,422)	(3,871)	(4,500)	(84,086)	(80,472)
Class R5	(13,186)	(8,273)	(10,728)	(8,133)	(3,709)	(6,775)
Class R6	(127,470)	(112,831)	(584,071)	(440,864)	(1,593,319)	(1,673,850)
Class 1	(5,913,640)	(3,704,710)	(16,757,049)	(15,574,577)	(31,049,227)	(33,374,846)
Total distributions	(6,253,109)	(3,936,630)	(18,762,503)	(17,131,975)	(38,393,976)	(40,686,910)
Portfolio share transactions
From portfolio share transactions	41,280,215	32,966,334	42,199,226	38,886,086	41,885,762	41,822,596
Total increase (decrease)	54,871,997	29,188,596	63,776,933	20,294,282	75,628,333	(2,683,247)
Net assets
Beginning of year	84,040,607	54,852,011	206,552,627	186,258,345	403,853,536	406,536,783
End of year	$138,912,604	$84,040,607	$270,329,560	$206,552,627	$479,481,869	$403,853,536
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	43

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multimanager 2045 Lifetime Portfolio		Multimanager 2040 Lifetime Portfolio		Multimanager 2035 Lifetime Portfolio
	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment income	$13,370,523	$12,128,918	$15,106,516	$13,772,520	$19,506,724	$18,665,331
Net realized gain	32,802,347	80,874,163	35,281,732	83,607,136	43,290,286	99,984,238
Change in net unrealized appreciation (depreciation)	78,639,863	(102,661,419)	84,960,263	(105,794,559)	95,224,778	(123,116,568)
Increase (decrease) in net assets resulting from operations	124,812,733	(9,658,338)	135,348,511	(8,414,903)	158,021,788	(4,466,999)
Distributions to shareholders
From earnings
Class A	(12,655,529)	(11,588,938)	(14,605,840)	(13,451,438)	(16,778,695)	(15,261,093)
Class I	(21,948)	(8,952)	(45,642)	(12,330)	(366)	(12,021)
Class R1	(169,669)	(206,880)	(249,715)	(252,679)	(405,558)	(591,449)
Class R2	(285,527)	(251,564)	(110,333)	(79,059)	(279,500)	(194,892)
Class R3	(121,869)	(124,712)	(137,448)	(295,533)	(231,188)	(200,711)
Class R4	(15,224)	(17,277)	(26,526)	(23,691)	(10,334)	(35,318)
Class R5	(181,085)	(259,384)	(23,647)	(40,835)	(35,148)	(36,222)
Class R6	(3,449,052)	(3,245,626)	(3,330,112)	(3,539,663)	(3,621,249)	(3,596,028)
Class 1	(68,433,681)	(70,191,203)	(71,311,067)	(75,246,373)	(88,355,228)	(91,587,792)
Total distributions	(85,333,584)	(85,894,536)	(89,840,330)	(92,941,601)	(109,717,266)	(111,515,526)
Portfolio share transactions
From portfolio share transactions	37,728,577	36,949,715	31,388,832	47,336,637	40,489,518	28,874,148
Total increase (decrease)	77,207,726	(58,603,159)	76,897,013	(54,019,867)	88,794,040	(87,108,377)
Net assets
Beginning of year	740,588,944	799,192,103	818,020,313	872,040,180	1,010,779,659	1,097,888,036
End of year	$817,796,670	$740,588,944	$894,917,326	$818,020,313	$1,099,573,699	$1,010,779,659
44	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multimanager 2030 Lifetime Portfolio		Multimanager 2025 Lifetime Portfolio		Multimanager 2020 Lifetime Portfolio
	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment income	$24,105,875	$24,970,131	$24,693,316	$29,484,117	$16,921,424	$22,208,434
Net realized gain	46,008,310	107,800,733	44,053,916	93,764,688	35,685,486	57,909,361
Change in net unrealized appreciation (depreciation)	100,524,261	(123,100,281)	77,100,538	(99,855,400)	26,445,462	(55,904,520)
Increase in net assets resulting from operations	170,638,446	9,670,583	145,847,770	23,393,405	79,052,372	24,213,275
Distributions to shareholders
From earnings
Class A	(18,805,996)	(18,040,944)	(17,135,527)	(16,558,687)	(15,829,355)	(15,099,709)
Class I	(85,151)	(74,773)	(120,334)	(10,924)	(17,153)	(30,390)
Class R1	(358,350)	(366,303)	(319,540)	(390,154)	(404,333)	(394,662)
Class R2	(284,703)	(140,571)	(406,017)	(243,728)	(85,891)	(128,558)
Class R3	(176,447)	(193,993)	(242,056)	(252,246)	(154,111)	(172,438)
Class R4	(51,636)	(53,322)	(66,576)	(73,321)	(19,449)	(19,353)
Class R5	(108,251)	(116,364)	(134,005)	(133,730)	(359,787)	(393,841)
Class R6	(4,265,813)	(4,342,951)	(3,696,766)	(4,243,076)	(2,698,725)	(2,805,848)
Class 1	(95,973,396)	(103,718,952)	(90,814,254)	(105,918,621)	(52,177,245)	(63,603,874)
Total distributions	(120,109,743)	(127,048,173)	(112,935,075)	(127,824,487)	(71,746,049)	(82,648,673)
Portfolio share transactions
From portfolio share transactions	20,684,471	16,399,104	(37,301,162)	(26,141,907)	(67,688,042)	(75,745,244)
Total increase (decrease)	71,213,174	(100,978,486)	(4,388,467)	(130,572,989)	(60,381,719)	(134,180,642)
Net assets
Beginning of year	1,198,798,167	1,299,776,653	1,217,181,688	1,347,754,677	802,118,360	936,299,002
End of year	$1,270,011,341	$1,198,798,167	$1,212,793,221	$1,217,181,688	$741,736,641	$802,118,360
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	45

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multimanager 2015 Lifetime Portfolio		Multimanager 2010 Lifetime Portfolio
	Year ended 8-31-20	Year ended 8-31-19	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment income	$6,422,986	$9,072,064	$4,319,313	$5,828,615
Net realized gain	13,183,375	19,816,674	7,306,238	9,434,410
Change in net unrealized appreciation (depreciation)	5,883,191	(17,449,162)	2,548,453	(6,348,560)
Increase in net assets resulting from operations	25,489,552	11,439,576	14,174,004	8,914,465
Distributions to shareholders
From earnings
Class A	(8,090,538)	(8,454,544)	(3,312,277)	(3,533,345)
Class I	(71,735)	(56,242)	(18,005)	(12,726)
Class R1	(125,093)	(133,475)	(21,802)	(35,868)
Class R2	(3,089)	(4,328)	(32,958)	(36,407)
Class R3	(204,721)	(231,894)	(8,912)	(10,462)
Class R4	(997)	(6,316)	(3,470)	(6,296)
Class R5	(31,071)	(47,658)	(2,643)	(3,539)
Class R6	(1,070,547)	(1,210,562)	(595,231)	(868,970)
Class 1	(15,799,022)	(21,831,006)	(9,603,188)	(11,897,784)
Total distributions	(25,396,813)	(31,976,025)	(13,598,486)	(16,405,397)
Portfolio share transactions
From portfolio share transactions	(31,186,246)	(44,122,951)	(15,389,568)	(16,171,958)
Total decrease	(31,093,507)	(64,659,400)	(14,814,050)	(23,662,890)
Net assets
Beginning of year	300,477,151	365,136,551	189,045,645	212,708,535
End of year	$269,383,644	$300,477,151	$174,231,595	$189,045,645
46	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Multimanager 2060 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	11.88	0.14 [6]	1.85	1.99	(0.18)	(0.57)	(0.75)	13.12	17.20	0.84	0.43	1.20 [6]	5,383	27
08-31-2019	12.91	0.14 [6]	(0.41)	(0.27)	(0.16)	(0.60)	(0.76)	11.88	(1.30)	0.88	0.41	1.22 [6]	2,136	27
08-31-2018	12.12	0.13 [6]	1.19	1.32	(0.15)	(0.38)	(0.53)	12.91	11.08	1.09	0.41	1.06 [6]	1,497	21
08-31-2017	10.61	0.08 [6]	1.56	1.64	(0.12)	(0.01)	(0.13)	12.12	15.59	2.63	0.42	0.71 [6]	640	24
08-31-2016 [7]	10.00	(0.01) [6]	0.62	0.61	—	—	—	10.61	6.10 [8]	23.24 [9]	0.43 [9]	(0.12) [6,9]	118	10
Class I
08-31-2020	11.91	0.22 [6]	1.82	2.04	(0.22)	(0.57)	(0.79)	13.16	17.60	0.54	0.13	1.82 [6]	53	27
08-31-2019	12.95	0.20 [6]	(0.45)	(0.25)	(0.19)	(0.60)	(0.79)	11.91	(1.06)	0.59	0.13	1.66 [6]	47	27
08-31-2018	12.15	0.15 [6]	1.22	1.37	(0.19)	(0.38)	(0.57)	12.95	11.45	0.79	0.11	1.20 [6]	51	21
08-31-2017	10.62	0.18 [6]	1.50	1.68	(0.14)	(0.01)	(0.15)	12.15	16.04	2.32	0.11	1.57 [6]	121	24
08-31-2016 [7]	10.00	0.01 [6]	0.61	0.62	—	—	—	10.62	6.20 [8]	22.93 [9]	0.11 [9]	0.20 [6,9]	106	10
Class R1
08-31-2020	11.88	0.14 [6]	1.83	1.97	(0.17)	(0.57)	(0.74)	13.11	17.01	0.97	0.56	1.18 [6]	64	27
08-31-2019	12.90	0.15 [6]	(0.43)	(0.28)	(0.14)	(0.60)	(0.74)	11.88	(1.34)	0.98	0.51	1.28 [6]	47	27
08-31-2018	12.12	0.10 [6]	1.20	1.30	(0.14)	(0.38)	(0.52)	12.90	10.89	1.19	0.51	0.80 [6]	51	21
08-31-2017	10.60	0.13 [6]	1.51	1.64	(0.11)	(0.01)	(0.12)	12.12	15.63	2.73	0.51	1.17 [6]	121	24
08-31-2016 [7]	10.00	(0.01) [6]	0.61	0.60	—	—	—	10.60	6.00 [8]	23.33 [9]	0.52 [9]	(0.21) [6,9]	106	10
Class R2
08-31-2020	11.88	0.17 [6]	1.83	2.00	(0.19)	(0.57)	(0.76)	13.12	17.24	0.83	0.41	1.43 [6]	156	27
08-31-2019	12.92	0.16 [6]	(0.43)	(0.27)	(0.17)	(0.60)	(0.77)	11.88	(1.27)	0.83	0.36	1.31 [6]	95	27
08-31-2018	12.14	0.13 [6]	1.20	1.33	(0.17)	(0.38)	(0.55)	12.92	11.13	0.98	0.30	1.03 [6]	73	21
08-31-2017	10.61	0.16 [6]	1.51	1.67	(0.13)	(0.01)	(0.14)	12.14	15.92	2.49	0.27	1.38 [6]	129	24
08-31-2016 [7]	10.00	— [6,10]	0.61	0.61	—	—	—	10.61	6.10 [8]	23.08 [9]	0.27 [9]	0.04 [6,9]	106	10
Class R3
08-31-2020	11.87	0.13 [6]	1.84	1.97	(0.16)	(0.57)	(0.73)	13.11	17.00	1.05	0.63	1.13 [6]	291	27
08-31-2019	12.90	0.07 [6]	(0.36)	(0.29)	(0.14)	(0.60)	(0.74)	11.87	(1.42)	1.04	0.58	0.60 [6]	153	27
08-31-2018	12.12	0.10 [6]	1.20	1.30	(0.14)	(0.38)	(0.52)	12.90	10.89	1.19	0.51	0.80 [6]	51	21
08-31-2017	10.60	0.13 [6]	1.51	1.64	(0.11)	(0.01)	(0.12)	12.12	15.63	2.73	0.51	1.17 [6]	121	24
08-31-2016 [7]	10.00	(0.01) [6]	0.61	0.60	—	—	—	10.60	6.00 [8]	23.33 [9]	0.52 [9]	(0.21) [6,9]	106	10
Class R4
08-31-2020	11.90	0.21 [6]	1.82	2.03	(0.22)	(0.57)	(0.79)	13.14	17.47	0.68	0.16	1.75 [6]	74	27
08-31-2019	12.93	0.19 [6]	(0.43)	(0.24)	(0.19)	(0.60)	(0.79)	11.90	(1.00)	0.73	0.16	1.59 [6]	55	27
08-31-2018	12.14	0.15 [6]	1.20	1.35	(0.18)	(0.38)	(0.56)	12.93	11.33	0.94	0.16	1.19 [6]	56	21
08-31-2017	10.62	0.17 [6]	1.50	1.67	(0.14)	(0.01)	(0.15)	12.14	15.90	2.48	0.17	1.51 [6]	125	24
08-31-2016 [7]	10.00	0.01 [6]	0.61	0.62	—	—	—	10.62	6.20 [8]	23.08 [9]	0.17 [9]	0.14 [6,9]	106	10
Class R5
08-31-2020	11.90	0.18 [6]	1.87	2.05	(0.23)	(0.57)	(0.80)	13.15	17.67	0.48	0.06	1.55 [6]	382	27
08-31-2019	12.94	0.17 [6]	(0.41)	(0.24)	(0.20)	(0.60)	(0.80)	11.90	(0.96)	0.53	0.06	1.44 [6]	168	27
08-31-2018	12.16	0.16 [6]	1.20	1.36	(0.20)	(0.38)	(0.58)	12.94	11.37	0.72	0.04	1.28 [6]	118	21
08-31-2017	10.62	0.18 [6]	1.52	1.70	(0.15)	(0.01)	(0.16)	12.16	16.22	2.24	0.02	1.59 [6]	168	24
08-31-2016 [7]	10.00	0.01 [6]	0.61	0.62	—	—	—	10.62	6.20 [8]	22.83 [9]	0.02 [9]	0.29 [6,9]	106	10
Class R6
08-31-2020	11.92	0.19 [6]	1.87	2.06	(0.24)	(0.57)	(0.81)	13.17	17.71	0.43	—	1.61 [6]	3,805	27
08-31-2019	12.95	0.22 [6]	(0.45)	(0.23)	(0.20)	(0.60)	(0.80)	11.92	(0.86)	0.48	—	1.84 [6]	1,611	27
08-31-2018	12.16	0.14 [6]	1.23	1.37	(0.20)	(0.38)	(0.58)	12.95	11.47	0.69	—	1.10 [6]	1,402	21
08-31-2017	10.62	0.18 [6]	1.52	1.70	(0.15)	(0.01)	(0.16)	12.16	16.24	2.23	—	1.58 [6]	142	24
08-31-2016 [7]	10.00	0.01 [6]	0.61	0.62	—	—	—	10.62	6.20 [8]	22.83 [9]	— [9]	0.31 [6,9]	106	10
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	47

Financial highlights continued
Multimanager 2060 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	11.91	0.21 [6]	1.84	2.05	(0.23)	(0.57)	(0.80)	13.16	17.66	0.47	0.05	1.74 [6]	128,704	27
08-31-2019	12.94	0.18 [6]	(0.41)	(0.23)	(0.20)	(0.60)	(0.80)	11.91	(0.92)	0.52	0.05	1.55 [6]	79,730	27
08-31-2018	12.15	0.18 [6]	1.19	1.37	(0.20)	(0.38)	(0.58)	12.94	11.43	0.73	0.05	1.40 [6]	51,555	21
08-31-2017	10.62	0.11 [6]	1.58	1.69	(0.15)	(0.01)	(0.16)	12.15	16.10	2.26	0.05	0.98 [6]	23,938	24
08-31-2016 [7]	10.00	— [6,10]	0.62	0.62	—	—	—	10.62	6.20 [8]	22.86 [9]	0.05 [9]	0.20 [6,9]	1,794	10

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.002 per share and 0.13%, 0.17%, 0.20%, 0.18% and 0.07%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.
[7] Period from 3-30-16 (commencement of operations) to 8-31-16.
[8] Not annualized.
[9] Annualized.
[10] Less than $0.005 per share.
48	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2055 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	10.83	0.14 [6]	1.67	1.81	(0.17)	(0.75)	(0.92)	11.72	17.26	0.71	0.43	1.34 [6]	23,530	30
08-31-2019	12.19	0.14 [6]	(0.45)	(0.31)	(0.16)	(0.89)	(1.05)	10.83	(1.30)	0.68	0.41	1.25 [6]	13,755	29
08-31-2018	11.59	0.14 [6]	1.12	1.26	(0.16)	(0.50)	(0.66)	12.19	11.09	0.67	0.41	1.21 [6]	11,328	14
08-31-2017	10.46	0.10 [6]	1.48	1.58	(0.13)	(0.32)	(0.45)	11.59	15.73	0.71	0.42	0.96 [6]	7,046	33
08-31-2016	10.00	0.07 [6]	0.64	0.71	(0.10)	(0.15)	(0.25)	10.46	7.23	0.83	0.43	0.89 [6]	2,217	7
Class I
08-31-2020	10.86	0.19 [6]	1.65	1.84	(0.20)	(0.75)	(0.95)	11.75	17.57	0.41	0.13	1.80 [6]	69	30
08-31-2019	12.22	0.18 [6]	(0.45)	(0.27)	(0.20)	(0.89)	(1.09)	10.86	(1.01)	0.39	0.13	1.62 [6]	57	29
08-31-2018	11.62	0.15 [6]	1.14	1.29	(0.19)	(0.50)	(0.69)	12.22	11.47	0.37	0.11	1.24 [6]	54	14
08-31-2017	10.49	0.18 [6]	1.44	1.62	(0.17)	(0.32)	(0.49)	11.62	16.05	0.40	0.11	1.62 [6]	111	33
08-31-2016	10.03	0.16 [6]	0.59	0.75	(0.14)	(0.15)	(0.29)	10.49	7.56	0.51	0.11	1.56 [6]	100	7
Class R1
08-31-2020	10.82	0.04 [6]	1.75	1.79	(0.16)	(0.75)	(0.91)	11.70	17.08	0.93	0.64	0.42 [6]	162	30
08-31-2019	12.18	0.14 [6]	(0.45)	(0.31)	(0.16)	(0.89)	(1.05)	10.82	(1.37)	0.78	0.51	1.30 [6]	44	29
08-31-2018	11.59	0.10 [6]	1.13	1.23	(0.14)	(0.50)	(0.64)	12.18	10.89	0.77	0.51	0.82 [6]	50	14
08-31-2017	10.45	0.13 [6]	1.45	1.58	(0.12)	(0.32)	(0.44)	11.59	15.73	0.81	0.51	1.22 [6]	116	33
08-31-2016	10.00	0.12 [6]	0.58	0.70	(0.10)	(0.15)	(0.25)	10.45	7.05	0.92	0.52	1.15 [6]	105	7
Class R2
08-31-2020	10.83	0.14 [6]	1.65	1.79	(0.16)	(0.75)	(0.91)	11.71	17.07	0.80	0.52	1.35 [6]	806	30
08-31-2019	12.19	0.11 [6]	(0.42)	(0.31)	(0.16)	(0.89)	(1.05)	10.83	(1.35)	0.78	0.51	1.05 [6]	602	29
08-31-2018	11.61	0.05 [6]	1.20	1.25	(0.17)	(0.50)	(0.67)	12.19	10.98	0.72	0.46	0.41 [6]	436	14
08-31-2017	10.47	0.15 [6]	1.45	1.60	(0.14)	(0.32)	(0.46)	11.61	15.94	0.62	0.33	1.35 [6]	166	33
08-31-2016	10.02	0.17 [6]	0.55	0.72	(0.12)	(0.15)	(0.27)	10.47	7.31	0.72	0.32	1.55 [6]	118	7
Class R3
08-31-2020	10.81	0.11 [6]	1.66	1.77	(0.14)	(0.75)	(0.89)	11.69	16.94	0.95	0.66	1.07 [6]	222	30
08-31-2019	12.17	0.30 [6]	(0.63)	(0.33)	(0.14)	(0.89)	(1.03)	10.81	(1.49)	0.93	0.67	2.65 [6]	107	29
08-31-2018	11.58	0.09 [6]	1.14	1.23	(0.14)	(0.50)	(0.64)	12.17	10.85	0.87	0.61	0.80 [6]	212	14
08-31-2017	10.45	0.12 [6]	1.45	1.57	(0.12)	(0.32)	(0.44)	11.58	15.61	0.84	0.55	1.06 [6]	187	33
08-31-2016	10.00	0.10 [6]	0.60	0.70	(0.10)	(0.15)	(0.25)	10.45	7.05	0.95	0.55	1.03 [6]	120	7
Class R4
08-31-2020	10.85	0.19 [6]	1.65	1.84	(0.20)	(0.75)	(0.95)	11.74	17.53	0.55	0.16	1.83 [6]	48	30
08-31-2019	12.22	0.18 [6]	(0.46)	(0.28)	(0.20)	(0.89)	(1.09)	10.85	(1.04)	0.53	0.16	1.65 [6]	44	29
08-31-2018	11.62	0.14 [6]	1.14	1.28	(0.18)	(0.50)	(0.68)	12.22	11.32	0.52	0.16	1.18 [6]	51	14
08-31-2017	10.48	0.17 [6]	1.45	1.62	(0.16)	(0.32)	(0.48)	11.62	16.10	0.56	0.17	1.57 [6]	117	33
08-31-2016	10.03	0.15 [6]	0.58	0.73	(0.13)	(0.15)	(0.28)	10.48	7.42	0.67	0.17	1.51 [6]	105	7
Class R5
08-31-2020	10.86	0.17 [6]	1.69	1.86	(0.21)	(0.75)	(0.96)	11.76	17.72	0.35	0.06	1.59 [6]	195	30
08-31-2019	12.23	0.18 [6]	(0.46)	(0.28)	(0.20)	(0.89)	(1.09)	10.86	(0.97)	0.33	0.06	1.61 [6]	97	29
08-31-2018	11.64	0.17 [6]	1.12	1.29	(0.20)	(0.50)	(0.70)	12.23	11.35	0.31	0.05	1.43 [6]	223	14
08-31-2017	10.50	0.17 [6]	1.47	1.64	(0.18)	(0.32)	(0.50)	11.64	16.24	0.32	0.03	1.57 [6]	157	33
08-31-2016	10.04	0.16 [6]	0.59	0.75	(0.14)	(0.15)	(0.29)	10.50	7.62	0.42	0.02	1.63 [6]	118	7
Class R6
08-31-2020	10.87	0.18 [6]	1.68	1.86	(0.22)	(0.75)	(0.97)	11.76	17.68	0.30	—	1.74 [6]	10,042	30
08-31-2019	12.23	0.18 [6]	(0.44)	(0.26)	(0.21)	(0.89)	(1.10)	10.87	(0.80)	0.28	—	1.65 [6]	5,437	29
08-31-2018	11.63	0.13 [6]	1.17	1.30	(0.20)	(0.50)	(0.70)	12.23	11.48	0.27	—	1.07 [6]	3,277	14
08-31-2017	10.49	0.17 [6]	1.47	1.64	(0.18)	(0.32)	(0.50)	11.63	16.28	0.31	—	1.58 [6]	463	33
08-31-2016	10.04	0.12 [6]	0.63	0.75	(0.15)	(0.15)	(0.30)	10.49	7.58	0.42	—	1.45 [6]	362	7
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	49

Financial highlights continued
Multimanager 2055 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	10.86	0.19 [6]	1.66	1.85	(0.21)	(0.75)	(0.96)	11.75	17.63	0.34	0.05	1.81 [6]	235,255	30
08-31-2019	12.23	0.18 [6]	(0.45)	(0.27)	(0.21)	(0.89)	(1.10)	10.86	(0.94)	0.31	0.05	1.63 [6]	186,409	29
08-31-2018	11.63	0.19 [6]	1.11	1.30	(0.20)	(0.50)	(0.70)	12.23	11.42	0.31	0.05	1.57 [6]	170,628	14
08-31-2017	10.49	0.18 [6]	1.45	1.63	(0.17)	(0.32)	(0.49)	11.63	16.22	0.34	0.05	1.61 [6]	135,851	33
08-31-2016	10.03	0.12 [6]	0.63	0.75	(0.14)	(0.15)	(0.29)	10.49	7.63	0.45	0.05	1.39 [6]	101,710	7

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.12%, 0.16%, 0.19%, 0.19% and 0.12%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.
50	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2050 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	11.65	0.16 [6]	1.77	1.93	(0.18)	(0.89)	(1.07)	12.51	17.20	0.66	0.43	1.42 [6]	73,101	31
08-31-2019	13.29	0.15 [6]	(0.51)	(0.36)	(0.16)	(1.12)	(1.28)	11.65	(1.33)	0.62	0.41	1.28 [6]	54,552	31
08-31-2018	12.73	0.16 [6]	1.20	1.36	(0.17)	(0.63)	(0.80)	13.29	11.00	0.59	0.41	1.22 [6]	53,484	18
08-31-2017	11.65	0.14 [6]	1.62	1.76	(0.16)	(0.52)	(0.68)	12.73	15.87	0.59	0.42	1.18 [6]	42,799	38
08-31-2016	11.42	0.11 [6]	0.68	0.79	(0.13)	(0.43)	(0.56)	11.65	7.16	0.59	0.43	1.10 [6]	24,261	11
Class I
08-31-2020	11.68	0.18 [6]	1.80	1.98	(0.22)	(0.89)	(1.11)	12.55	17.49	0.36	0.13	1.53 [6]	67	31
08-31-2019	13.32	0.27 [6]	(0.59)	(0.32)	(0.20)	(1.12)	(1.32)	11.68	(0.96)	0.33	0.13	2.33 [6]	56	31
08-31-2018	12.75	0.18 [6]	1.23	1.41	(0.21)	(0.63)	(0.84)	13.32	11.29	0.29	0.11	1.34 [6]	61	18
08-31-2017	11.68	0.19 [6]	1.59	1.78	(0.19)	(0.52)	(0.71)	12.75	16.19	0.28	0.11	1.59 [6]	116	38
08-31-2016	11.44	0.18 [6]	0.66	0.84	(0.17)	(0.43)	(0.60)	11.68	7.58	0.28	0.11	1.55 [6]	97	11
Class R1
08-31-2020	11.62	0.13 [6]	1.76	1.89	(0.14)	(0.89)	(1.03)	12.48	16.87	0.95	0.72	1.17 [6]	1,419	31
08-31-2019	13.25	0.11 [6]	(0.50)	(0.39)	(0.12)	(1.12)	(1.24)	11.62	(1.62)	0.97	0.76	0.95 [6]	1,387	31
08-31-2018	12.70	0.11 [6]	1.20	1.31	(0.13)	(0.63)	(0.76)	13.25	10.58	0.94	0.76	0.86 [6]	1,380	18
08-31-2017	11.63	0.10 [6]	1.61	1.71	(0.12)	(0.52)	(0.64)	12.70	15.47	0.95	0.75	0.81 [6]	1,060	38
08-31-2016	11.40	0.09 [6]	0.67	0.76	(0.10)	(0.43)	(0.53)	11.63	6.88	0.87	0.71	0.77 [6]	696	11
Class R2
08-31-2020	11.65	0.15 [6]	1.78	1.93	(0.18)	(0.89)	(1.07)	12.51	17.12	0.75	0.51	1.27 [6]	1,358	31
08-31-2019	13.29	0.12 [6]	(0.49)	(0.37)	(0.15)	(1.12)	(1.27)	11.65	(1.44)	0.71	0.50	1.05 [6]	1,264	31
08-31-2018	12.73	0.14 [6]	1.21	1.35	(0.16)	(0.63)	(0.79)	13.29	10.92	0.71	0.53	1.07 [6]	996	18
08-31-2017	11.65	0.12 [6]	1.63	1.75	(0.15)	(0.52)	(0.67)	12.73	15.79	0.67	0.50	1.00 [6]	840	38
08-31-2016	11.42	0.10 [6]	0.68	0.78	(0.12)	(0.43)	(0.55)	11.65	7.08	0.63	0.47	0.98 [6]	498	11
Class R3
08-31-2020	11.63	0.12 [6]	1.78	1.90	(0.16)	(0.89)	(1.05)	12.48	16.89	0.89	0.65	1.10 [6]	1,463	31
08-31-2019	13.27	0.15 [6]	(0.53)	(0.38)	(0.14)	(1.12)	(1.26)	11.63	(1.54)	0.87	0.66	1.27 [6]	1,011	31
08-31-2018	12.70	0.14 [6]	1.20	1.34	(0.14)	(0.63)	(0.77)	13.27	10.85	0.82	0.63	1.08 [6]	1,184	18
08-31-2017	11.64	0.12 [6]	1.60	1.72	(0.14)	(0.52)	(0.66)	12.70	15.53	0.86	0.65	1.00 [6]	819	38
08-31-2016	11.41	0.09 [6]	0.69	0.78	(0.12)	(0.43)	(0.55)	11.64	7.03	0.74	0.57	0.92 [6]	573	11
Class R4
08-31-2020	11.66	0.19 [6]	1.76	1.95	(0.20)	(0.89)	(1.09)	12.52	17.37	0.60	0.26	1.67 [6]	1,073	31
08-31-2019	13.30	0.18 [6]	(0.52)	(0.34)	(0.18)	(1.12)	(1.30)	11.66	(1.13)	0.57	0.26	1.50 [6]	776	31
08-31-2018	12.74	0.18 [6]	1.21	1.39	(0.20)	(0.63)	(0.83)	13.30	11.17	0.54	0.26	1.39 [6]	665	18
08-31-2017	11.67	0.18 [6]	1.59	1.77	(0.18)	(0.52)	(0.70)	12.74	15.98	0.51	0.24	1.52 [6]	467	38
08-31-2016	11.44	0.16 [6]	0.66	0.82	(0.16)	(0.43)	(0.59)	11.67	7.41	0.50	0.23	1.40 [6]	424	11
Class R5
08-31-2020	11.68	0.24 [6]	1.75	1.99	(0.23)	(0.89)	(1.12)	12.55	17.67	0.30	0.06	2.06 [6]	29	31
08-31-2019	13.34	0.23 [6]	(0.56)	(0.33)	(0.21)	(1.12)	(1.33)	11.68	(1.05)	0.28	0.07	1.84 [6]	34	31
08-31-2018	12.77	0.15 [6]	1.27	1.42	(0.22)	(0.63)	(0.85)	13.34	11.44	0.22	0.04	1.16 [6]	277	18
08-31-2017	11.69	0.20 [6]	1.60	1.80	(0.20)	(0.52)	(0.72)	12.77	16.29	0.20	0.03	1.68 [6]	185	38
08-31-2016	11.45	0.16 [6]	0.69	0.85	(0.18)	(0.43)	(0.61)	11.69	7.65	0.18	0.02	1.56 [6]	166	11
Class R6
08-31-2020	11.69	0.20 [6]	1.79	1.99	(0.23)	(0.89)	(1.12)	12.56	17.72	0.25	—	1.79 [6]	23,312	31
08-31-2019	13.34	0.18 [6]	(0.49)	(0.31)	(0.22)	(1.12)	(1.34)	11.69	(0.90)	0.22	—	1.52 [6]	15,426	31
08-31-2018	12.77	0.18 [6]	1.25	1.43	(0.23)	(0.63)	(0.86)	13.34	11.48	0.19	—	1.40 [6]	8,508	18
08-31-2017	11.69	0.19 [6]	1.62	1.81	(0.21)	(0.52)	(0.73)	12.77	16.31	0.18	—	1.57 [6]	3,528	38
08-31-2016	11.46	0.16 [6]	0.68	0.84	(0.18)	(0.43)	(0.61)	11.69	7.62	0.18	—	1.53 [6]	3,185	11
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	51

Financial highlights continued
Multimanager 2050 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	11.67	0.21 [6]	1.78	1.99	(0.23)	(0.89)	(1.12)	12.54	17.69	0.29	0.05	1.85 [6]	377,659	31
08-31-2019	13.32	0.20 [6]	(0.52)	(0.32)	(0.21)	(1.12)	(1.33)	11.67	(0.97)	0.26	0.05	1.66 [6]	329,347	31
08-31-2018	12.75	0.21 [6]	1.21	1.42	(0.22)	(0.63)	(0.85)	13.32	11.44	0.23	0.05	1.60 [6]	339,982	18
08-31-2017	11.68	0.20 [6]	1.59	1.79	(0.20)	(0.52)	(0.72)	12.75	16.18	0.22	0.05	1.68 [6]	318,895	38
08-31-2016	11.44	0.17 [6]	0.67	0.84	(0.17)	(0.43)	(0.60)	11.68	7.67	0.22	0.05	1.54 [6]	305,789	11

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.11%, 0.15%, 0.18%, 0.19% and 0.11%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.
52	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2045 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	10.71	0.15 [6]	1.61	1.76	(0.17)	(1.08)	(1.25)	11.22	17.15	0.64	0.43	1.45 [6]	132,866	32
08-31-2019	12.40	0.14 [6]	(0.49)	(0.35)	(0.16)	(1.18)	(1.34)	10.71	(1.29)	0.60	0.41	1.32 [6]	104,554	33
08-31-2018	12.17	0.15 [6]	1.16	1.31	(0.16)	(0.92)	(1.08)	12.40	11.12	0.56	0.41	1.26 [6]	108,685	19
08-31-2017	11.24	0.14 [6]	1.54	1.68	(0.15)	(0.60)	(0.75)	12.17	15.83	0.56	0.42	1.24 [6]	98,637	30
08-31-2016	11.14	0.12 [6]	0.65	0.77	(0.13)	(0.54)	(0.67)	11.24	7.18	0.55	0.43	1.15 [6]	70,954	15
Class I
08-31-2020	10.77	0.19 [6]	1.63	1.82	(0.20)	(1.08)	(1.28)	11.31	17.70	0.34	0.13	1.85 [6]	172	32
08-31-2019	12.48	0.14 [6]	(0.48)	(0.34)	(0.19)	(1.18)	(1.37)	10.77	(1.12)	0.31	0.12	1.33 [6]	199	33
08-31-2018	12.25	0.15 [6]	1.20	1.35	(0.20)	(0.92)	(1.12)	12.48	11.37	0.27	0.11	1.18 [6]	81	19
08-31-2017	11.31	0.19 [6]	1.54	1.73	(0.19)	(0.60)	(0.79)	12.25	16.20	0.25	0.11	1.67 [6]	118	30
08-31-2016	11.20	0.18 [6]	0.64	0.82	(0.17)	(0.54)	(0.71)	11.31	7.58	0.24	0.11	1.57 [6]	96	15
Class R1
08-31-2020	10.67	0.11 [6]	1.61	1.72	(0.13)	(1.08)	(1.21)	11.18	16.86	0.93	0.72	1.05 [6]	1,832	32
08-31-2019	12.35	0.11 [6]	(0.49)	(0.38)	(0.12)	(1.18)	(1.30)	10.67	(1.60)	0.92	0.73	1.03 [6]	1,713	33
08-31-2018	12.13	0.11 [6]	1.15	1.26	(0.12)	(0.92)	(1.04)	12.35	10.71	0.89	0.73	0.91 [6]	2,033	19
08-31-2017	11.20	0.14 [6]	1.51	1.65	(0.12)	(0.60)	(0.72)	12.13	15.51	0.90	0.75	1.19 [6]	1,820	30
08-31-2016	11.10	0.12 [6]	0.61	0.73	(0.09)	(0.54)	(0.63)	11.20	6.84	0.91	0.75	1.04 [6]	1,955	15
Class R2
08-31-2020	10.75	0.14 [6]	1.62	1.76	(0.16)	(1.08)	(1.24)	11.27	17.08	0.72	0.51	1.33 [6]	3,114	32
08-31-2019	12.43	0.13 [6]	(0.49)	(0.36)	(0.14)	(1.18)	(1.32)	10.75	(1.36)	0.69	0.51	1.23 [6]	2,592	33
08-31-2018	12.21	0.12 [6]	1.17	1.29	(0.15)	(0.92)	(1.07)	12.43	10.90	0.67	0.51	0.95 [6]	2,404	19
08-31-2017	11.27	0.11 [6]	1.58	1.69	(0.15)	(0.60)	(0.75)	12.21	15.80	0.65	0.50	0.95 [6]	1,653	30
08-31-2016	11.16	0.10 [6]	0.67	0.77	(0.12)	(0.54)	(0.66)	11.27	7.18	0.64	0.50	0.95 [6]	822	15
Class R3
08-31-2020	10.68	0.12 [6]	1.62	1.74	(0.14)	(1.08)	(1.22)	11.20	17.03	0.88	0.67	1.19 [6]	1,377	32
08-31-2019	12.36	0.14 [6]	(0.51)	(0.37)	(0.13)	(1.18)	(1.31)	10.68	(1.54)	0.84	0.65	1.28 [6]	986	33
08-31-2018	12.14	0.13 [6]	1.15	1.28	(0.14)	(0.92)	(1.06)	12.36	10.81	0.82	0.66	1.05 [6]	1,217	19
08-31-2017	11.22	0.14 [6]	1.51	1.65	(0.13)	(0.60)	(0.73)	12.14	15.50	0.80	0.65	1.24 [6]	1,209	30
08-31-2016	11.11	0.19 [6]	0.56	0.75	(0.10)	(0.54)	(0.64)	11.22	7.04	0.79	0.65	1.55 [6]	1,362	15
Class R4
08-31-2020	10.74	0.15 [6]	1.63	1.78	(0.18)	(1.08)	(1.26)	11.26	17.38	0.57	0.26	1.47 [6]	181	32
08-31-2019	12.43	0.15 [6]	(0.48)	(0.33)	(0.18)	(1.18)	(1.36)	10.74	(1.13)	0.54	0.26	1.38 [6]	174	33
08-31-2018	12.20	0.22 [6]	1.11	1.33	(0.18)	(0.92)	(1.10)	12.43	11.23	0.52	0.26	1.79 [6]	263	19
08-31-2017	11.27	0.15 [6]	1.55	1.70	(0.17)	(0.60)	(0.77)	12.20	16.00	0.50	0.25	1.33 [6]	489	30
08-31-2016	11.16	0.18 [6]	0.62	0.80	(0.15)	(0.54)	(0.69)	11.27	7.46	0.48	0.25	1.58 [6]	559	15
Class R5
08-31-2020	10.80	0.19 [6]	1.64	1.83	(0.21)	(1.08)	(1.29)	11.34	17.71	0.27	0.06	1.79 [6]	1,990	32
08-31-2019	12.50	0.22 [6]	(0.54)	(0.32)	(0.20)	(1.18)	(1.38)	10.80	(0.99)	0.25	0.06	1.98 [6]	1,484	33
08-31-2018	12.27	0.19 [6]	1.17	1.36	(0.21)	(0.92)	(1.13)	12.50	11.42	0.21	0.06	1.53 [6]	2,729	19
08-31-2017	11.32	0.20 [6]	1.55	1.75	(0.20)	(0.60)	(0.80)	12.27	16.35	0.21	0.05	1.70 [6]	1,408	30
08-31-2016	11.22	0.16 [6]	0.65	0.81	(0.17)	(0.54)	(0.71)	11.32	7.56	0.19	0.05	1.51 [6]	1,917	15
Class R6
08-31-2020	10.78	0.19 [6]	1.63	1.82	(0.21)	(1.08)	(1.29)	11.31	17.72	0.22	—	1.84 [6]	38,164	32
08-31-2019	12.48	0.18 [6]	(0.49)	(0.31)	(0.21)	(1.18)	(1.39)	10.78	(0.89)	0.20	—	1.70 [6]	29,020	33
08-31-2018	12.25	0.18 [6]	1.18	1.36	(0.21)	(0.92)	(1.13)	12.48	11.48	0.16	—	1.44 [6]	12,631	19
08-31-2017	11.31	0.16 [6]	1.58	1.74	(0.20)	(0.60)	(0.80)	12.25	16.34	0.15	—	1.40 [6]	4,941	30
08-31-2016	11.20	0.13 [6]	0.70	0.83	(0.18)	(0.54)	(0.72)	11.31	7.72	0.14	—	1.50 [6]	3,314	15
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	53

Financial highlights continued
Multimanager 2045 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	10.79	0.20 [6]	1.62	1.82	(0.21)	(1.08)	(1.29)	11.32	17.65	0.26	0.05	1.88 [6]	638,101	32
08-31-2019	12.49	0.19 [6]	(0.51)	(0.32)	(0.20)	(1.18)	(1.38)	10.79	(0.95)	0.23	0.05	1.69 [6]	599,868	33
08-31-2018	12.25	0.20 [6]	1.17	1.37	(0.21)	(0.92)	(1.13)	12.49	11.52	0.20	0.05	1.63 [6]	669,149	19
08-31-2017	11.31	0.20 [6]	1.54	1.74	(0.20)	(0.60)	(0.80)	12.25	16.27	0.19	0.05	1.70 [6]	669,937	30
08-31-2016	11.21	0.18 [6]	0.63	0.81	(0.17)	(0.54)	(0.71)	11.31	7.56	0.17	0.05	1.59 [6]	712,160	15

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.13%, 0.16%, 0.19%, 0.19% and 0.12%, for the periods ended 8-30-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.
54	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2040 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	10.91	0.16 [6]	1.63	1.79	(0.17)	(1.03)	(1.20)	11.50	17.18	0.64	0.43	1.50 [6]	159,569	33
08-31-2019	12.56	0.15 [6]	(0.47)	(0.32)	(0.17)	(1.16)	(1.33)	10.91	(1.09)	0.60	0.41	1.35 [6]	127,736	33
08-31-2018	12.29	0.16 [6]	1.13	1.29	(0.17)	(0.85)	(1.02)	12.56	10.83	0.56	0.41	1.26 [6]	127,662	19
08-31-2017	11.35	0.14 [6]	1.56	1.70	(0.16)	(0.60)	(0.76)	12.29	15.81	0.56	0.42	1.24 [6]	108,511	32
08-31-2016	11.24	0.12 [6]	0.66	0.78	(0.13)	(0.54)	(0.67)	11.35	7.20	0.55	0.43	1.14 [6]	77,804	14
Class I
08-31-2020	10.98	0.20 [6]	1.64	1.84	(0.21)	(1.03)	(1.24)	11.58	17.51	0.34	0.13	1.88 [6]	645	33
08-31-2019	12.64	0.14 [6]	(0.44)	(0.30)	(0.20)	(1.16)	(1.36)	10.98	(0.85)	0.30	0.12	1.27 [6]	325	33
08-31-2018	12.36	0.27 [6]	1.07	1.34	(0.21)	(0.85)	(1.06)	12.64	11.16	0.26	0.11	2.15 [6]	122	19
08-31-2017	11.41	0.19 [6]	1.55	1.74	(0.19)	(0.60)	(0.79)	12.36	16.18	0.25	0.11	1.66 [6]	104	32
08-31-2016	11.30	0.18 [6]	0.63	0.81	(0.16)	(0.54)	(0.70)	11.41	7.51	0.24	0.11	1.57 [6]	96	14
Class R1
08-31-2020	10.87	0.12 [6]	1.63	1.75	(0.14)	(1.03)	(1.17)	11.45	16.77	0.96	0.74	1.12 [6]	2,787	33
08-31-2019	12.51	0.11 [6]	(0.46)	(0.35)	(0.13)	(1.16)	(1.29)	10.87	(1.42)	0.93	0.75	0.99 [6]	2,519	33
08-31-2018	12.24	0.11 [6]	1.14	1.25	(0.13)	(0.85)	(0.98)	12.51	10.50	0.90	0.75	0.86 [6]	2,497	19
08-31-2017	11.31	0.11 [6]	1.54	1.65	(0.12)	(0.60)	(0.72)	12.24	15.39	0.90	0.75	0.92 [6]	2,758	32
08-31-2016	11.20	0.10 [6]	0.64	0.74	(0.09)	(0.54)	(0.63)	11.31	6.86	0.89	0.75	0.89 [6]	2,479	14
Class R2
08-31-2020	10.94	0.16 [6]	1.63	1.79	(0.17)	(1.03)	(1.20)	11.53	17.04	0.73	0.51	1.50 [6]	1,108	33
08-31-2019	12.58	0.11 [6]	(0.44)	(0.33)	(0.15)	(1.16)	(1.31)	10.94	(1.18)	0.69	0.51	1.04 [6]	987	33
08-31-2018	12.31	0.22 [6]	1.06	1.28	(0.16)	(0.85)	(1.01)	12.58	10.71	0.67	0.52	1.77 [6]	651	19
08-31-2017	11.37	0.14 [6]	1.55	1.69	(0.15)	(0.60)	(0.75)	12.31	15.69	0.64	0.50	1.23 [6]	1,288	32
08-31-2016	11.26	0.14 [6]	0.63	0.77	(0.12)	(0.54)	(0.66)	11.37	7.10	0.65	0.50	1.32 [6]	851	14
Class R3
08-31-2020	10.86	0.13 [6]	1.63	1.76	(0.15)	(1.03)	(1.18)	11.44	16.90	0.88	0.66	1.27 [6]	1,450	33
08-31-2019	12.50	0.20 [6]	(0.54)	(0.34)	(0.14)	(1.16)	(1.30)	10.86	(1.30)	0.84	0.66	1.79 [6]	1,174	33
08-31-2018	12.24	0.12 [6]	1.13	1.25	(0.14)	(0.85)	(0.99)	12.50	10.53	0.81	0.65	0.98 [6]	2,600	19
08-31-2017	11.30	0.14 [6]	1.53	1.67	(0.13)	(0.60)	(0.73)	12.24	15.61	0.80	0.65	1.25 [6]	1,874	32
08-31-2016	11.19	0.16 [6]	0.59	0.75	(0.10)	(0.54)	(0.64)	11.30	6.98	0.79	0.65	1.30 [6]	2,142	14
Class R4
08-31-2020	10.92	0.18 [6]	1.63	1.81	(0.19)	(1.03)	(1.22)	11.51	17.35	0.58	0.26	1.66 [6]	276	33
08-31-2019	12.57	0.17 [6]	(0.48)	(0.31)	(0.18)	(1.16)	(1.34)	10.92	(0.94)	0.54	0.26	1.51 [6]	224	33
08-31-2018	12.30	0.22 [6]	1.09	1.31	(0.19)	(0.85)	(1.04)	12.57	10.97	0.50	0.24	1.72 [6]	252	19
08-31-2017	11.36	0.18 [6]	1.54	1.72	(0.18)	(0.60)	(0.78)	12.30	16.00	0.50	0.25	1.54 [6]	345	32
08-31-2016	11.25	0.14 [6]	0.66	0.80	(0.15)	(0.54)	(0.69)	11.36	7.39	0.49	0.25	1.29 [6]	1,098	14
Class R5
08-31-2020	10.99	0.18 [6]	1.67	1.85	(0.21)	(1.03)	(1.24)	11.60	17.66	0.28	0.06	1.73 [6]	327	33
08-31-2019	12.65	0.23 [6]	(0.52)	(0.29)	(0.21)	(1.16)	(1.37)	10.99	(0.78)	0.25	0.06	1.99 [6]	192	33
08-31-2018	12.37	0.21 [6]	1.14	1.35	(0.22)	(0.85)	(1.07)	12.65	11.22	0.21	0.06	1.65 [6]	830	19
08-31-2017	11.42	0.20 [6]	1.55	1.75	(0.20)	(0.60)	(0.80)	12.37	16.25	0.20	0.05	1.72 [6]	818	32
08-31-2016	11.31	0.25 [6]	0.57	0.82	(0.17)	(0.54)	(0.71)	11.42	7.58	0.19	0.05	2.00 [6]	1,425	14
Class R6
08-31-2020	10.97	0.20 [6]	1.65	1.85	(0.22)	(1.03)	(1.25)	11.57	17.66	0.23	—	1.88 [6]	38,274	33
08-31-2019	12.63	0.20 [6]	(0.49)	(0.29)	(0.21)	(1.16)	(1.37)	10.97	(0.71)	0.19	—	1.85 [6]	28,782	33
08-31-2018	12.35	0.18 [6]	1.17	1.35	(0.22)	(0.85)	(1.07)	12.63	11.29	0.16	—	1.43 [6]	14,476	19
08-31-2017	11.41	0.18 [6]	1.57	1.75	(0.21)	(0.60)	(0.81)	12.35	16.24	0.15	—	1.53 [6]	4,053	32
08-31-2016	11.29	0.16 [6]	0.68	0.84	(0.18)	(0.54)	(0.72)	11.41	7.74	0.14	—	1.64 [6]	3,376	14
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	55

Financial highlights continued
Multimanager 2040 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	10.98	0.20 [6]	1.65	1.85	(0.22)	(1.03)	(1.25)	11.58	17.59	0.26	0.05	1.92 [6]	690,481	33
08-31-2019	12.64	0.19 [6]	(0.48)	(0.29)	(0.21)	(1.16)	(1.37)	10.98	(0.77)	0.23	0.05	1.74 [6]	656,081	33
08-31-2018	12.36	0.21 [6]	1.14	1.35	(0.22)	(0.85)	(1.07)	12.64	11.23	0.20	0.05	1.65 [6]	722,948	19
08-31-2017	11.41	0.20 [6]	1.55	1.75	(0.20)	(0.60)	(0.80)	12.36	16.26	0.19	0.05	1.70 [6]	722,764	32
08-31-2016	11.30	0.18 [6]	0.64	0.82	(0.17)	(0.54)	(0.71)	11.41	7.59	0.17	0.05	1.58 [6]	753,738	14

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.12%, 0.16% 0.19%, 0.19% and 0.12% for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.
56	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2035 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	10.89	0.17 [6]	1.52	1.69	(0.19)	(1.00)	(1.19)	11.39	16.21	0.64	0.43	1.58 [6]	188,821	34
08-31-2019	12.38	0.17 [6]	(0.40)	(0.23)	(0.18)	(1.08)	(1.26)	10.89	(0.46)	0.59	0.41	1.51 [6]	146,789	34
08-31-2018	12.28	0.17 [6]	1.02	1.19	(0.18)	(0.91)	(1.09)	12.38	10.05	0.56	0.41	1.38 [6]	152,404	19
08-31-2017	11.40	0.16 [6]	1.46	1.62	(0.16)	(0.58)	(0.74)	12.28	15.05	0.55	0.42	1.38 [6]	125,348	35
08-31-2016	11.31	0.13 [6]	0.64	0.77	(0.13)	(0.55)	(0.68)	11.40	7.12	0.54	0.43	1.23 [6]	89,978	18
Class I
08-31-2020	10.96	0.09 [6]	1.64	1.73	(0.24)	(1.00)	(1.24)	11.45	16.50	0.34	0.13	0.92 [6]	16	34
08-31-2019	12.46	0.28 [6]	(0.48)	(0.20)	(0.22)	(1.08)	(1.30)	10.96	(0.18)	0.31	0.13	2.38 [6]	2	34
08-31-2018	12.36	0.21 [6]	1.02	1.23	(0.22)	(0.91)	(1.13)	12.46	10.30	0.26	0.11	1.72 [6]	347	19
08-31-2017	11.47	0.19 [6]	1.48	1.67	(0.20)	(0.58)	(0.78)	12.36	15.41	0.24	0.11	1.62 [6]	273	35
08-31-2016	11.38	0.19 [6]	0.62	0.81	(0.17)	(0.55)	(0.72)	11.47	7.43	0.23	0.11	1.64 [6]	96	18
Class R1
08-31-2020	10.84	0.12 [6]	1.53	1.65	(0.15)	(1.00)	(1.15)	11.34	15.91	0.96	0.74	1.18 [6]	4,728	34
08-31-2019	12.33	0.14 [6]	(0.41)	(0.27)	(0.14)	(1.08)	(1.22)	10.84	(0.81)	0.92	0.74	1.25 [6]	4,171	34
08-31-2018	12.24	0.14 [6]	1.00	1.14	(0.14)	(0.91)	(1.05)	12.33	9.63	0.88	0.73	1.10 [6]	6,470	19
08-31-2017	11.36	0.12 [6]	1.47	1.59	(0.13)	(0.58)	(0.71)	12.24	14.72	0.88	0.75	1.00 [6]	5,658	35
08-31-2016	11.27	0.12 [6]	0.62	0.74	(0.10)	(0.55)	(0.65)	11.36	6.78	0.88	0.75	1.03 [6]	4,233	18
Class R2
08-31-2020	10.93	0.16 [6]	1.53	1.69	(0.18)	(1.00)	(1.18)	11.44	16.13	0.73	0.51	1.56 [6]	3,075	34
08-31-2019	12.42	0.16 [6]	(0.40)	(0.24)	(0.17)	(1.08)	(1.25)	10.93	(0.57)	0.69	0.51	1.42 [6]	2,021	34
08-31-2018	12.32	0.14 [6]	1.04	1.18	(0.17)	(0.91)	(1.08)	12.42	9.91	0.66	0.51	1.17 [6]	2,064	19
08-31-2017	11.44	0.12 [6]	1.50	1.62	(0.16)	(0.58)	(0.74)	12.32	14.91	0.64	0.50	1.02 [6]	1,577	35
08-31-2016	11.34	0.14 [6]	0.64	0.78	(0.13)	(0.55)	(0.68)	11.44	7.11	0.63	0.50	1.23 [6]	639	18
Class R3
08-31-2020	10.86	0.16 [6]	1.50	1.66	(0.16)	(1.00)	(1.16)	11.36	15.98	0.87	0.66	1.53 [6]	2,088	34
08-31-2019	12.35	0.12 [6]	(0.38)	(0.26)	(0.15)	(1.08)	(1.23)	10.86	(0.76)	0.84	0.66	1.13 [6]	1,752	34
08-31-2018	12.26	0.15 [6]	1.00	1.15	(0.15)	(0.91)	(1.06)	12.35	9.72	0.81	0.66	1.23 [6]	2,069	19
08-31-2017	11.38	0.15 [6]	1.45	1.60	(0.14)	(0.58)	(0.72)	12.26	14.81	0.80	0.65	1.26 [6]	2,157	35
08-31-2016	11.29	0.13 [6]	0.62	0.75	(0.11)	(0.55)	(0.66)	11.38	6.88	0.77	0.65	1.16 [6]	2,144	18
Class R4
08-31-2020	10.94	0.19 [6]	1.53	1.72	(0.21)	(1.00)	(1.21)	11.45	16.42	0.58	0.26	1.79 [6]	91	34
08-31-2019	12.44	0.17 [6]	(0.39)	(0.22)	(0.20)	(1.08)	(1.28)	10.94	(0.37)	0.54	0.26	1.49 [6]	87	34
08-31-2018	12.34	0.19 [6]	1.02	1.21	(0.20)	(0.91)	(1.11)	12.44	10.17	0.50	0.25	1.53 [6]	627	19
08-31-2017	11.46	0.20 [6]	1.44	1.64	(0.18)	(0.58)	(0.76)	12.34	15.18	0.50	0.25	1.68 [6]	509	35
08-31-2016	11.36	0.18 [6]	0.63	0.81	(0.16)	(0.55)	(0.71)	11.46	7.38	0.47	0.25	1.55 [6]	736	18
Class R5
08-31-2020	10.96	0.20 [6]	1.55	1.75	(0.23)	(1.00)	(1.23)	11.48	16.71	0.28	0.06	1.89 [6]	260	34
08-31-2019	12.46	0.21 [6]	(0.41)	(0.20)	(0.22)	(1.08)	(1.30)	10.96	(0.13)	0.24	0.06	1.79 [6]	289	34
08-31-2018	12.36	0.21 [6]	1.02	1.23	(0.22)	(0.91)	(1.13)	12.46	10.36	0.21	0.06	1.71 [6]	1,008	19
08-31-2017	11.48	0.22 [6]	1.45	1.67	(0.21)	(0.58)	(0.79)	12.36	15.39	0.20	0.05	1.84 [6]	796	35
08-31-2016	11.38	0.18 [6]	0.65	0.83	(0.18)	(0.55)	(0.73)	11.48	7.60	0.18	0.05	1.53 [6]	1,153	18
Class R6
08-31-2020	10.96	0.20 [6]	1.54	1.74	(0.23)	(1.00)	(1.23)	11.47	16.68	0.23	—	1.87 [6]	46,792	34
08-31-2019	12.46	0.20 [6]	(0.39)	(0.19)	(0.23)	(1.08)	(1.31)	10.96	(0.05)	0.19	—	1.88 [6]	31,906	34
08-31-2018	12.35	0.20 [6]	1.05	1.25	(0.23)	(0.91)	(1.14)	12.46	10.51	0.16	—	1.61 [6]	17,412	19
08-31-2017	11.47	0.20 [6]	1.47	1.67	(0.21)	(0.58)	(0.79)	12.35	15.46	0.15	—	1.73 [6]	6,317	35
08-31-2016	11.38	0.10 [6]	0.73	0.83	(0.19)	(0.55)	(0.74)	11.47	7.56	0.13	—	1.39 [6]	4,037	18
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	57

Financial highlights continued
Multimanager 2035 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	10.97	0.21 [6]	1.53	1.74	(0.23)	(1.00)	(1.23)	11.48	16.61	0.27	0.05	2.01 [6]	853,701	34
08-31-2019	12.47	0.21 [6]	(0.41)	(0.20)	(0.22)	(1.08)	(1.30)	10.97	(0.10)	0.23	0.05	1.89 [6]	823,762	34
08-31-2018	12.36	0.22 [6]	1.02	1.24	(0.22)	(0.91)	(1.13)	12.47	10.45	0.20	0.05	1.78 [6]	915,487	19
08-31-2017	11.47	0.21 [6]	1.47	1.68	(0.21)	(0.58)	(0.79)	12.36	15.49	0.18	0.05	1.82 [6]	917,775	35
08-31-2016	11.38	0.19 [6]	0.63	0.82	(0.18)	(0.55)	(0.73)	11.47	7.50	0.17	0.05	1.65 [6]	962,950	18

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.09%, 0.15%, 0.19%, 0.19% and 0.12%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.
58	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2030 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	10.64	0.17 [6]	1.36	1.53	(0.19)	(0.88)	(1.07)	11.10	15.07	0.65	0.43	1.68 [6]	226,690	33
08-31-2019	11.87	0.19 [6]	(0.26)	(0.07)	(0.21)	(0.95)	(1.16)	10.64	0.69	0.60	0.41	1.74 [6]	182,499	40
08-31-2018	11.91	0.19 [6]	0.83	1.02	(0.20)	(0.86)	(1.06)	11.87	8.79	0.56	0.41	1.60 [6]	185,975	20
08-31-2017	11.17	0.18 [6]	1.28	1.46	(0.18)	(0.54)	(0.72)	11.91	13.84	0.55	0.42	1.55 [6]	160,943	36
08-31-2016	11.10	0.15 [6]	0.59	0.74	(0.16)	(0.51)	(0.67)	11.17	6.99	0.54	0.43	1.46 [6]	116,337	18
Class I
08-31-2020	10.61	0.19 [6]	1.38	1.57	(0.23)	(0.88)	(1.11)	11.07	15.44	0.35	0.13	1.86 [6]	1,260	33
08-31-2019	11.85	0.21 [6]	(0.26)	(0.05)	(0.24)	(0.95)	(1.19)	10.61	0.96	0.31	0.13	2.01 [6]	891	40
08-31-2018	11.90	0.20 [6]	0.84	1.04	(0.23)	(0.86)	(1.09)	11.85	9.01	0.26	0.11	1.70 [6]	755	20
08-31-2017	11.16	0.21 [6]	1.28	1.49	(0.21)	(0.54)	(0.75)	11.90	14.22	0.24	0.11	1.89 [6]	324	36
08-31-2016	11.08	0.11 [6]	0.68	0.79	(0.20)	(0.51)	(0.71)	11.16	7.43	0.23	0.11	1.53 [6]	288	18
Class R1
08-31-2020	10.56	0.13 [6]	1.36	1.49	(0.16)	(0.88)	(1.04)	11.01	14.73	0.97	0.75	1.31 [6]	4,205	33
08-31-2019	11.79	0.15 [6]	(0.26)	(0.11)	(0.17)	(0.95)	(1.12)	10.56	0.32	0.93	0.74	1.41 [6]	3,671	40
08-31-2018	11.84	0.15 [6]	0.82	0.97	(0.16)	(0.86)	(1.02)	11.79	8.39	0.89	0.73	1.27 [6]	4,372	20
08-31-2017	11.11	0.13 [6]	1.28	1.41	(0.14)	(0.54)	(0.68)	11.84	13.44	0.90	0.75	1.20 [6]	4,348	36
08-31-2016	11.04	0.10 [6]	0.61	0.71	(0.13)	(0.51)	(0.64)	11.11	6.65	0.86	0.75	1.02 [6]	4,118	18
Class R2
08-31-2020	10.56	0.17 [6]	1.35	1.52	(0.19)	(0.88)	(1.07)	11.01	15.00	0.74	0.52	1.62 [6]	3,304	33
08-31-2019	11.79	0.19 [6]	(0.27)	(0.08)	(0.20)	(0.95)	(1.15)	10.56	0.58	0.68	0.50	1.82 [6]	2,744	40
08-31-2018	11.84	0.18 [6]	0.82	1.00	(0.19)	(0.86)	(1.05)	11.79	8.66	0.66	0.51	1.52 [6]	2,347	20
08-31-2017	11.11	0.16 [6]	1.28	1.44	(0.17)	(0.54)	(0.71)	11.84	13.74	0.63	0.50	1.44 [6]	3,254	36
08-31-2016	11.04	0.10 [6]	0.64	0.74	(0.16)	(0.51)	(0.67)	11.11	6.93	0.63	0.50	1.14 [6]	1,988	18
Class R3
08-31-2020	10.58	0.17 [6]	1.33	1.50	(0.17)	(0.88)	(1.05)	11.03	14.80	0.88	0.66	1.62 [6]	1,873	33
08-31-2019	11.80	0.20 [6]	(0.29)	(0.09)	(0.18)	(0.95)	(1.13)	10.58	0.48	0.84	0.65	1.86 [6]	1,301	40
08-31-2018	11.86	0.16 [6]	0.81	0.97	(0.17)	(0.86)	(1.03)	11.80	8.39	0.81	0.66	1.38 [6]	1,628	20
08-31-2017	11.12	0.15 [6]	1.29	1.44	(0.16)	(0.54)	(0.70)	11.86	13.65	0.79	0.65	1.35 [6]	2,879	36
08-31-2016	11.05	0.17 [6]	0.55	0.72	(0.14)	(0.51)	(0.65)	11.12	6.76	0.78	0.65	1.47 [6]	1,822	18
Class R4
08-31-2020	10.59	0.20 [6]	1.34	1.54	(0.21)	(0.88)	(1.09)	11.04	15.23	0.59	0.27	1.91 [6]	556	33
08-31-2019	11.82	0.22 [6]	(0.28)	(0.06)	(0.22)	(0.95)	(1.17)	10.59	0.86	0.54	0.26	2.07 [6]	451	40
08-31-2018	11.87	0.22 [6]	0.80	1.02	(0.21)	(0.86)	(1.07)	11.82	8.88	0.51	0.25	1.85 [6]	509	20
08-31-2017	11.14	0.20 [6]	1.27	1.47	(0.20)	(0.54)	(0.74)	11.87	13.99	0.50	0.25	1.81 [6]	820	36
08-31-2016	11.07	0.19 [6]	0.57	0.76	(0.18)	(0.51)	(0.69)	11.14	7.20	0.48	0.25	1.72 [6]	995	18
Class R5
08-31-2020	10.61	0.25 [6]	1.31	1.56	(0.23)	(0.88)	(1.11)	11.06	15.44	0.28	0.06	2.36 [6]	747	33
08-31-2019	11.85	0.22 [6]	(0.26)	(0.04)	(0.25)	(0.95)	(1.20)	10.61	1.03	0.25	0.06	2.08 [6]	947	40
08-31-2018	11.89	0.22 [6]	0.84	1.06	(0.24)	(0.86)	(1.10)	11.85	9.19	0.21	0.06	1.90 [6]	1,902	20
08-31-2017	11.16	0.23 [6]	1.26	1.49	(0.22)	(0.54)	(0.76)	11.89	14.20	0.19	0.05	2.06 [6]	1,305	36
08-31-2016	11.09	0.25 [6]	0.54	0.79	(0.21)	(0.51)	(0.72)	11.16	7.41	0.18	0.05	2.21 [6]	1,775	18
Class R6
08-31-2020	10.61	0.21 [6]	1.36	1.57	(0.24)	(0.88)	(1.12)	11.06	15.50	0.23	—	2.05 [6]	53,240	33
08-31-2019	11.85	0.22 [6]	(0.25)	(0.03)	(0.26)	(0.95)	(1.21)	10.61	1.10	0.20	—	2.08 [6]	38,634	40
08-31-2018	11.89	0.21 [6]	0.85	1.06	(0.24)	(0.86)	(1.10)	11.85	9.24	0.16	—	1.79 [6]	21,191	20
08-31-2017	11.16	0.20 [6]	1.30	1.50	(0.23)	(0.54)	(0.77)	11.89	14.26	0.14	—	1.76 [6]	7,367	36
08-31-2016	11.09	0.16 [6]	0.63	0.79	(0.21)	(0.51)	(0.72)	11.16	7.47	0.13	—	1.81 [6]	4,806	18
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	59

Financial highlights continued
Multimanager 2030 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	10.62	0.22 [6]	1.34	1.56	(0.23)	(0.88)	(1.11)	11.07	15.43	0.27	0.05	2.11 [6]	978,135	33
08-31-2019	11.85	0.23 [6]	(0.26)	(0.03)	(0.25)	(0.95)	(1.20)	10.62	1.12	0.23	0.05	2.12 [6]	967,661	40
08-31-2018	11.90	0.23 [6]	0.82	1.05	(0.24)	(0.86)	(1.10)	11.85	9.09	0.20	0.05	1.98 [6]	1,081,097	20
08-31-2017	11.16	0.22 [6]	1.28	1.50	(0.22)	(0.54)	(0.76)	11.90	14.29	0.18	0.05	1.99 [6]	1,098,168	36
08-31-2016	11.09	0.21 [6]	0.58	0.79	(0.21)	(0.51)	(0.72)	11.16	7.41	0.16	0.05	1.89 [6]	1,158,836	18

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.10%, 0.16%, 0.20%, 0.20% and 0.13%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.
60	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2025 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	10.44	0.18 [6]	1.14	1.32	(0.21)	(0.76)	(0.97)	10.79	13.24	0.66	0.43	1.75 [6]	213,868	35
08-31-2019	11.46	0.21 [6]	(0.14)	0.07	(0.23)	(0.86)	(1.09)	10.44	1.80	0.60	0.41	2.01 [6]	180,550	39
08-31-2018	11.62	0.21 [6]	0.63	0.84	(0.22)	(0.78)	(1.00)	11.46	7.40	0.56	0.41	1.83 [6]	176,446	21
08-31-2017	11.07	0.20 [6]	1.08	1.28	(0.21)	(0.52)	(0.73)	11.62	12.22	0.55	0.42	1.78 [6]	157,054	37
08-31-2016	11.01	0.19 [6]	0.54	0.73	(0.20)	(0.47)	(0.67)	11.07	6.91	0.54	0.43	1.76 [6]	110,938	21
Class I
08-31-2020	10.41	0.20 [6]	1.16	1.36	(0.25)	(0.76)	(1.01)	10.76	13.61	0.36	0.13	1.96 [6]	2,094	35
08-31-2019	11.43	0.15 [6]	(0.05)	0.10	(0.26)	(0.86)	(1.12)	10.41	2.17	0.31	0.12	1.55 [6]	1,502	39
08-31-2018	11.59	0.24 [6]	0.63	0.87	(0.25)	(0.78)	(1.03)	11.43	7.73	0.27	0.11	2.09 [6]	81	21
08-31-2017	11.04	0.23 [6]	1.08	1.31	(0.24)	(0.52)	(0.76)	11.59	12.61	0.24	0.11	2.05 [6]	165	37
08-31-2016	10.98	0.24 [6]	0.52	0.76	(0.23)	(0.47)	(0.70)	11.04	7.26	0.22	0.11	2.16 [6]	97	21
Class R1
08-31-2020	10.36	0.16 [6]	1.13	1.29	(0.18)	(0.76)	(0.94)	10.71	13.00	0.96	0.73	1.54 [6]	2,880	35
08-31-2019	11.38	0.18 [6]	(0.14)	0.04	(0.20)	(0.86)	(1.06)	10.36	1.48	0.91	0.72	1.71 [6]	4,103	39
08-31-2018	11.55	0.18 [6]	0.61	0.79	(0.18)	(0.78)	(0.96)	11.38	7.01	0.87	0.72	1.56 [6]	4,530	21
08-31-2017	11.01	0.16 [6]	1.07	1.23	(0.17)	(0.52)	(0.69)	11.55	11.82	0.86	0.73	1.49 [6]	4,199	37
08-31-2016	10.94	0.20 [6]	0.50	0.70	(0.16)	(0.47)	(0.63)	11.01	6.67	0.88	0.75	1.66 [6]	3,999	21
Class R2
08-31-2020	10.37	0.16 [6]	1.15	1.31	(0.21)	(0.76)	(0.97)	10.71	13.16	0.75	0.52	1.62 [6]	4,775	35
08-31-2019	11.39	0.18 [6]	(0.12)	0.06	(0.22)	(0.86)	(1.08)	10.37	1.71	0.69	0.50	1.80 [6]	4,273	39
08-31-2018	11.56	0.20 [6]	0.62	0.82	(0.21)	(0.78)	(0.99)	11.39	7.26	0.66	0.50	1.75 [6]	2,723	21
08-31-2017	11.01	0.16 [6]	1.11	1.27	(0.20)	(0.52)	(0.72)	11.56	12.20	0.64	0.50	1.49 [6]	2,593	37
08-31-2016	10.95	0.15 [6]	0.57	0.72	(0.19)	(0.47)	(0.66)	11.01	6.85	0.60	0.49	1.51 [6]	1,324	21
Class R3
08-31-2020	10.37	0.16 [6]	1.13	1.29	(0.19)	(0.76)	(0.95)	10.71	12.97	0.89	0.66	1.55 [6]	2,873	35
08-31-2019	11.39	0.18 [6]	(0.14)	0.04	(0.20)	(0.86)	(1.06)	10.37	1.53	0.85	0.66	1.76 [6]	2,561	39
08-31-2018	11.56	0.18 [6]	0.62	0.80	(0.19)	(0.78)	(0.97)	11.39	7.09	0.81	0.65	1.60 [6]	2,674	21
08-31-2017	11.02	0.19 [6]	1.05	1.24	(0.18)	(0.52)	(0.70)	11.56	11.92	0.80	0.65	1.73 [6]	3,537	37
08-31-2016	10.95	0.18 [6]	0.53	0.71	(0.17)	(0.47)	(0.64)	11.02	6.78	0.77	0.65	1.67 [6]	4,464	21
Class R4
08-31-2020	10.41	0.20 [6]	1.14	1.34	(0.23)	(0.76)	(0.99)	10.76	13.45	0.60	0.26	1.95 [6]	488	35
08-31-2019	11.44	0.23 [6]	(0.15)	0.08	(0.25)	(0.86)	(1.11)	10.41	1.91	0.55	0.26	2.22 [6]	736	39
08-31-2018	11.60	0.22 [6]	0.64	0.86	(0.24)	(0.78)	(1.02)	11.44	7.56	0.52	0.26	1.96 [6]	759	21
08-31-2017	11.05	0.22 [6]	1.08	1.30	(0.23)	(0.52)	(0.75)	11.60	12.45	0.49	0.25	1.99 [6]	785	37
08-31-2016	10.99	0.22 [6]	0.53	0.75	(0.22)	(0.47)	(0.69)	11.05	7.11	0.47	0.25	2.00 [6]	418	21
Class R5
08-31-2020	10.40	0.23 [6]	1.13	1.36	(0.25)	(0.76)	(1.01)	10.75	13.71	0.30	0.06	2.25 [6]	1,251	35
08-31-2019	11.43	0.25 [6]	(0.15)	0.10	(0.27)	(0.86)	(1.13)	10.40	2.14	0.25	0.07	2.37 [6]	1,342	39
08-31-2018	11.60	0.23 [6]	0.64	0.87	(0.26)	(0.78)	(1.04)	11.43	7.71	0.21	0.05	2.06 [6]	1,635	21
08-31-2017	11.05	0.27 [6]	1.05	1.32	(0.25)	(0.52)	(0.77)	11.60	12.68	0.19	0.05	2.47 [6]	1,182	37
08-31-2016	10.99	0.23 [6]	0.54	0.77	(0.24)	(0.47)	(0.71)	11.05	7.34	0.18	0.05	2.06 [6]	1,926	21
Class R6
08-31-2020	10.40	0.21 [6]	1.15	1.36	(0.26)	(0.76)	(1.02)	10.74	13.67	0.25	—	2.12 [6]	48,742	35
08-31-2019	11.42	0.25 [6]	(0.13)	0.12	(0.28)	(0.86)	(1.14)	10.40	2.31	0.20	—	2.44 [6]	38,659	39
08-31-2018	11.59	0.24 [6]	0.64	0.88	(0.27)	(0.78)	(1.05)	11.42	7.77	0.17	—	2.14 [6]	22,698	21
08-31-2017	11.04	0.21 [6]	1.11	1.32	(0.25)	(0.52)	(0.77)	11.59	12.75	0.14	—	1.88 [6]	8,987	37
08-31-2016	10.98	0.20 [6]	0.57	0.77	(0.24)	(0.47)	(0.71)	11.04	7.40	0.13	—	2.04 [6]	3,830	21
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	61

Financial highlights continued
Multimanager 2025 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	10.40	0.22 [6]	1.14	1.36	(0.25)	(0.76)	(1.01)	10.75	13.71	0.28	0.05	2.19 [6]	935,821	35
08-31-2019	11.43	0.25 [6]	(0.15)	0.10	(0.27)	(0.86)	(1.13)	10.40	2.15	0.24	0.05	2.42 [6]	983,455	39
08-31-2018	11.60	0.25 [6]	0.62	0.87	(0.26)	(0.78)	(1.04)	11.43	7.71	0.20	0.05	2.21 [6]	1,136,209	21
08-31-2017	11.05	0.25 [6]	1.07	1.32	(0.25)	(0.52)	(0.77)	11.60	12.68	0.18	0.05	2.22 [6]	1,176,137	37
08-31-2016	10.99	0.24 [6]	0.53	0.77	(0.24)	(0.47)	(0.71)	11.05	7.34	0.16	0.05	2.20 [6]	1,278,028	21

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.01 per share and 0.09%, 0.15%, 0.19%, 0.20% and 0.13%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.
62	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2020 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	9.89	0.18 [6]	0.89	1.07	(0.23)	(0.67)	(0.90)	10.06	11.32	0.69	0.43	1.93 [6]	193,591	37
08-31-2019	10.66	0.22 [6]	(0.03)	0.19	(0.24)	(0.72)	(0.96)	9.89	2.89	0.62	0.41	2.27 [6]	171,370	40
08-31-2018	10.93	0.22 [6]	0.41	0.63	(0.23)	(0.67)	(0.90)	10.66	5.92	0.57	0.41	2.02 [6]	171,973	19
08-31-2017	10.64	0.22 [6]	0.82	1.04	(0.23)	(0.52)	(0.75)	10.93	10.42	0.55	0.42	2.05 [6]	144,135	35
08-31-2016	10.69	0.21 [6]	0.47	0.68	(0.23)	(0.50)	(0.73)	10.64	6.72	0.54	0.43	2.07 [6]	112,709	20
Class I
08-31-2020	9.90	0.20 [6]	0.91	1.11	(0.26)	(0.67)	(0.93)	10.08	11.75	0.39	0.12	2.12 [6]	477	37
08-31-2019	10.67	0.26 [6]	(0.04)	0.22	(0.27)	(0.72)	(0.99)	9.90	3.23	0.33	0.13	2.63 [6]	230	40
08-31-2018	10.94	0.23 [6]	0.43	0.66	(0.26)	(0.67)	(0.93)	10.67	6.23	0.28	0.11	2.21 [6]	705	19
08-31-2017	10.65	0.24 [6]	0.83	1.07	(0.26)	(0.52)	(0.78)	10.94	10.76	0.24	0.11	2.31 [6]	155	35
08-31-2016	10.69	0.26 [6]	0.46	0.72	(0.26)	(0.50)	(0.76)	10.65	7.16	0.23	0.11	2.47 [6]	99	20
Class R1
08-31-2020	9.84	0.16 [6]	0.87	1.03	(0.20)	(0.67)	(0.87)	10.00	10.92	1.01	0.75	1.68 [6]	3,837	37
08-31-2019	10.60	0.19 [6]	(0.02)	0.17	(0.21)	(0.72)	(0.93)	9.84	2.62	0.95	0.75	1.93 [6]	4,724	40
08-31-2018	10.88	0.18 [6]	0.40	0.58	(0.19)	(0.67)	(0.86)	10.60	5.49	0.91	0.74	1.71 [6]	4,465	19
08-31-2017	10.59	0.17 [6]	0.83	1.00	(0.19)	(0.52)	(0.71)	10.88	10.09	0.90	0.75	1.57 [6]	4,253	35
08-31-2016	10.64	0.19 [6]	0.45	0.64	(0.19)	(0.50)	(0.69)	10.59	6.38	0.88	0.75	1.79 [6]	3,091	20
Class R2
08-31-2020	9.84	0.18 [6]	0.89	1.07	(0.23)	(0.67)	(0.90)	10.01	11.30	0.77	0.51	1.88 [6]	1,014	37
08-31-2019	10.61	0.22 [6]	(0.04)	0.18	(0.23)	(0.72)	(0.95)	9.84	2.77	0.71	0.51	2.23 [6]	1,098	40
08-31-2018	10.89	0.20 [6]	0.41	0.61	(0.22)	(0.67)	(0.89)	10.61	5.74	0.67	0.51	1.86 [6]	1,440	19
08-31-2017	10.60	0.21 [6]	0.82	1.03	(0.22)	(0.52)	(0.74)	10.89	10.37	0.65	0.50	2.02 [6]	1,778	35
08-31-2016	10.65	0.18 [6]	0.49	0.67	(0.22)	(0.50)	(0.72)	10.60	6.66	0.62	0.50	1.84 [6]	1,370	20
Class R3
08-31-2020	9.85	0.16 [6]	0.89	1.05	(0.21)	(0.67)	(0.88)	10.02	11.12	0.93	0.66	1.72 [6]	1,645	37
08-31-2019	10.61	0.19 [6]	(0.01)	0.18	(0.22)	(0.72)	(0.94)	9.85	2.70	0.86	0.66	1.97 [6]	1,967	40
08-31-2018	10.89	0.20 [6]	0.39	0.59	(0.20)	(0.67)	(0.87)	10.61	5.59	0.82	0.65	1.84 [6]	1,566	19
08-31-2017	10.61	0.22 [6]	0.78	1.00	(0.20)	(0.52)	(0.72)	10.89	10.09	0.80	0.65	2.10 [6]	2,259	35
08-31-2016	10.65	0.22 [6]	0.44	0.66	(0.20)	(0.50)	(0.70)	10.61	6.59	0.78	0.65	1.99 [6]	3,009	20
Class R4
08-31-2020	9.85	0.21 [6]	0.87	1.08	(0.25)	(0.67)	(0.92)	10.01	11.45	0.63	0.27	2.23 [6]	144	37
08-31-2019	10.62	0.23 [6]	(0.02)	0.21	(0.26)	(0.72)	(0.98)	9.85	3.07	0.56	0.26	2.39 [6]	239	40
08-31-2018	10.89	0.27 [6]	0.37	0.64	(0.24)	(0.67)	(0.91)	10.62	6.11	0.52	0.25	2.51 [6]	211	19
08-31-2017	10.61	0.25 [6]	0.80	1.05	(0.25)	(0.52)	(0.77)	10.89	10.55	0.50	0.25	2.35 [6]	513	35
08-31-2016	10.66	0.27 [6]	0.43	0.70	(0.25)	(0.50)	(0.75)	10.61	6.94	0.48	0.25	2.52 [6]	870	20
Class R5
08-31-2020	9.89	0.23 [6]	0.88	1.11	(0.27)	(0.67)	(0.94)	10.06	11.74	0.33	0.06	2.37 [6]	3,949	37
08-31-2019	10.66	0.27 [6]	(0.04)	0.23	(0.28)	(0.72)	(1.00)	9.89	3.29	0.27	0.06	2.71 [6]	3,778	40
08-31-2018	10.93	0.25 [6]	0.42	0.67	(0.27)	(0.67)	(0.94)	10.66	6.29	0.22	0.06	2.37 [6]	5,384	19
08-31-2017	10.64	0.25 [6]	0.83	1.08	(0.27)	(0.52)	(0.79)	10.93	10.84	0.20	0.05	2.40 [6]	4,687	35
08-31-2016	10.69	0.27 [6]	0.45	0.72	(0.27)	(0.50)	(0.77)	10.64	7.14	0.18	0.05	2.60 [6]	4,130	20
Class R6
08-31-2020	9.87	0.23 [6]	0.89	1.12	(0.28)	(0.67)	(0.95)	10.04	11.82	0.28	—	2.39 [6]	28,864	37
08-31-2019	10.65	0.26 [6]	(0.03)	0.23	(0.29)	(0.72)	(1.01)	9.87	3.28	0.21	—	2.67 [6]	28,384	40
08-31-2018	10.92	0.25 [6]	0.42	0.67	(0.27)	(0.67)	(0.94)	10.65	6.36	0.17	—	2.32 [6]	16,997	19
08-31-2017	10.63	0.24 [6]	0.84	1.08	(0.27)	(0.52)	(0.79)	10.92	10.92	0.15	—	2.31 [6]	10,285	35
08-31-2016	10.69	0.25 [6]	0.47	0.72	(0.28)	(0.50)	(0.78)	10.63	7.11	0.13	—	2.70 [6]	3,713	20
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	63

Financial highlights continued
Multimanager 2020 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	9.89	0.23 [6]	0.88	1.11	(0.27)	(0.67)	(0.94)	10.06	11.75	0.31	0.05	2.37 [6]	508,214	37
08-31-2019	10.66	0.27 [6]	(0.04)	0.23	(0.28)	(0.72)	(1.00)	9.89	3.32	0.25	0.05	2.69 [6]	590,329	40
08-31-2018	10.93	0.26 [6]	0.41	0.67	(0.27)	(0.67)	(0.94)	10.66	6.29	0.21	0.05	2.44 [6]	733,558	19
08-31-2017	10.64	0.26 [6]	0.82	1.08	(0.27)	(0.52)	(0.79)	10.93	10.84	0.18	0.05	2.50 [6]	821,058	35
08-31-2016	10.69	0.27 [6]	0.45	0.72	(0.27)	(0.50)	(0.77)	10.64	7.14	0.17	0.05	2.52 [6]	955,449	20

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.02 per share and 0.09%, 0.15%, 0.20%, 0.21% and 0.14%, for periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.
64	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2015 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	9.12	0.18 [6]	0.66	0.84	(0.23)	(0.58)	(0.81)	9.15	9.64	0.76	0.43	2.06 [6]	97,644	41
08-31-2019	9.75	0.23 [6]	0.04	0.27	(0.26)	(0.64)	(0.90)	9.12	3.85	0.66	0.41	2.53 [6]	91,688	41
08-31-2018	10.13	0.22 [6]	0.23	0.45	(0.24)	(0.59)	(0.83)	9.75	4.54	0.60	0.41	2.22 [6]	98,847	17
08-31-2017	10.02	0.22 [6]	0.60	0.82	(0.24)	(0.47)	(0.71)	10.13	8.81	0.58	0.42	2.26 [6]	90,426	38
08-31-2016	10.25	0.22 [6]	0.41	0.63	(0.25)	(0.61)	(0.86)	10.02	6.63	0.56	0.43	2.32 [6]	73,985	19
Class I
08-31-2020	9.13	0.21 [6]	0.66	0.87	(0.26)	(0.58)	(0.84)	9.16	9.97	0.46	0.13	2.38 [6]	823	41
08-31-2019	9.76	0.25 [6]	0.05	0.30	(0.29)	(0.64)	(0.93)	9.13	4.21	0.37	0.13	2.82 [6]	670	41
08-31-2018	10.14	0.24 [6]	0.24	0.48	(0.27)	(0.59)	(0.86)	9.76	4.85	0.31	0.11	2.49 [6]	610	17
08-31-2017	10.02	0.22 [6]	0.65	0.87	(0.28)	(0.47)	(0.75)	10.14	9.27	0.27	0.11	2.27 [6]	369	38
08-31-2016	10.25	0.27 [6]	0.39	0.66	(0.28)	(0.61)	(0.89)	10.02	6.98	0.25	0.11	2.74 [6]	95	19
Class R1
08-31-2020	9.08	0.15 [6]	0.66	0.81	(0.20)	(0.58)	(0.78)	9.11	9.33	1.09	0.76	1.74 [6]	1,478	41
08-31-2019	9.70	0.20 [6]	0.05	0.25	(0.23)	(0.64)	(0.87)	9.08	3.57	1.00	0.76	2.17 [6]	1,471	41
08-31-2018	10.09	0.19 [6]	0.22	0.41	(0.21)	(0.59)	(0.80)	9.70	4.10	0.94	0.74	1.92 [6]	1,487	17
08-31-2017	9.98	0.19 [6]	0.60	0.79	(0.21)	(0.47)	(0.68)	10.09	8.48	0.93	0.75	1.98 [6]	1,867	38
08-31-2016	10.21	0.20 [6]	0.40	0.60	(0.22)	(0.61)	(0.83)	9.98	6.29	0.90	0.75	2.05 [6]	2,200	19
Class R2
08-31-2020	9.07	0.12 [6]	0.71	0.83	(0.23)	(0.58)	(0.81)	9.09	9.52	0.84	0.51	1.39 [6]	164	41
08-31-2019	9.69	0.23 [6]	0.04	0.27	(0.25)	(0.64)	(0.89)	9.07	3.87	0.73	0.49	2.53 [6]	33	41
08-31-2018	10.09	0.17 [6]	0.25	0.42	(0.23)	(0.59)	(0.82)	9.69	4.16	0.71	0.51	1.71 [6]	47	17
08-31-2017	9.98	0.19 [6]	0.63	0.82	(0.24)	(0.47)	(0.71)	10.09	8.88	0.66	0.50	1.94 [6]	584	38
08-31-2016	10.22	0.23 [6]	0.39	0.62	(0.25)	(0.61)	(0.86)	9.98	6.54	0.65	0.50	2.17 [6]	158	19
Class R3
08-31-2020	9.08	0.19 [6]	0.63	0.82	(0.21)	(0.58)	(0.79)	9.11	9.45	1.00	0.67	2.15 [6]	1,204	41
08-31-2019	9.71	0.22 [6]	0.03	0.25	(0.24)	(0.64)	(0.88)	9.08	3.59	0.90	0.66	2.43 [6]	2,108	41
08-31-2018	10.10	0.19 [6]	0.23	0.42	(0.22)	(0.59)	(0.81)	9.71	4.20	0.86	0.66	1.93 [6]	2,556	17
08-31-2017	9.98	0.23 [6]	0.58	0.81	(0.22)	(0.47)	(0.69)	10.10	8.70	0.82	0.65	2.31 [6]	3,126	38
08-31-2016	10.21	0.23 [6]	0.38	0.61	(0.23)	(0.61)	(0.84)	9.98	6.40	0.80	0.65	2.25 [6]	5,620	19
Class R4
08-31-2020	9.09	0.19 [6]	0.67	0.86	(0.25)	(0.58)	(0.83)	9.12	9.85	0.70	0.27	2.22 [6]	12	41
08-31-2019	9.72	0.25 [6]	0.04	0.29	(0.28)	(0.64)	(0.92)	9.09	4.06	0.61	0.26	2.74 [6]	11	41
08-31-2018	10.11	0.24 [6]	0.22	0.46	(0.26)	(0.59)	(0.85)	9.72	4.62	0.56	0.26	2.45 [6]	65	17
08-31-2017	10.00	0.25 [6]	0.59	0.84	(0.26)	(0.47)	(0.73)	10.11	9.04	0.52	0.25	2.54 [6]	95	38
08-31-2016	10.23	0.26 [6]	0.39	0.65	(0.27)	(0.61)	(0.88)	10.00	6.85	0.49	0.25	2.63 [6]	109	19
Class R5
08-31-2020	9.12	0.22 [6]	0.66	0.88	(0.27)	(0.58)	(0.85)	9.15	10.06	0.39	0.06	2.52 [6]	322	41
08-31-2019	9.75	0.28 [6]	0.03	0.31	(0.30)	(0.64)	(0.94)	9.12	4.27	0.31	0.07	2.97 [6]	323	41
08-31-2018	10.14	0.26 [6]	0.22	0.48	(0.28)	(0.59)	(0.87)	9.75	4.81	0.26	0.06	2.66 [6]	1,206	17
08-31-2017	10.02	0.26 [6]	0.61	0.87	(0.28)	(0.47)	(0.75)	10.14	9.34	0.22	0.05	2.61 [6]	1,292	38
08-31-2016	10.26	0.30 [6]	0.36	0.66	(0.29)	(0.61)	(0.90)	10.02	6.96	0.20	0.05	2.78 [6]	1,442	19
Class R6
08-31-2020	9.12	0.22 [6]	0.67	0.89	(0.27)	(0.58)	(0.85)	9.16	10.24	0.34	—	2.52 [6]	11,162	41
08-31-2019	9.76	0.26 [6]	0.04	0.30	(0.30)	(0.64)	(0.94)	9.12	4.23	0.26	—	2.93 [6]	11,764	41
08-31-2018	10.14	0.24 [6]	0.25	0.49	(0.28)	(0.59)	(0.87)	9.76	4.96	0.21	—	2.49 [6]	7,076	17
08-31-2017	10.03	0.23 [6]	0.64	0.87	(0.29)	(0.47)	(0.76)	10.14	9.29	0.17	—	2.39 [6]	3,109	38
08-31-2016	10.26	0.26 [6]	0.41	0.67	(0.29)	(0.61)	(0.90)	10.03	7.11	0.15	—	3.10 [6]	830	19
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	65

Financial highlights continued
Multimanager 2015 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	9.12	0.22 [6]	0.67	0.89	(0.27)	(0.58)	(0.85)	9.16	10.19	0.38	0.05	2.48 [6]	156,575	41
08-31-2019	9.75	0.27 [6]	0.04	0.31	(0.30)	(0.64)	(0.94)	9.12	4.28	0.30	0.05	2.98 [6]	192,409	41
08-31-2018	10.14	0.26 [6]	0.22	0.48	(0.28)	(0.59)	(0.87)	9.75	4.81	0.24	0.05	2.62 [6]	253,242	17
08-31-2017	10.02	0.27 [6]	0.60	0.87	(0.28)	(0.47)	(0.75)	10.14	9.34	0.21	0.05	2.70 [6]	324,331	38
08-31-2016	10.26	0.29 [6]	0.37	0.66	(0.29)	(0.61)	(0.90)	10.02	6.96	0.18	0.05	2.79 [6]	410,447	19

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.02 per share and 0.09%, 0.16%, 0.21%, 0.22% and 0.15%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.
66	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2010 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2020	8.86	0.19 [6]	0.54	0.73	(0.23)	(0.43)	(0.66)	8.93	8.50	0.81	0.43	2.18 [6]	45,532	46
08-31-2019	9.25	0.23 [6]	0.11	0.34	(0.26)	(0.47)	(0.73)	8.86	4.50	0.70	0.41	2.68 [6]	45,444	48
08-31-2018	9.54	0.22 [6]	0.12	0.34	(0.23)	(0.40)	(0.63)	9.25	3.65	0.64	0.41	2.36 [6]	46,288	20
08-31-2017	9.49	0.22 [6]	0.46	0.68	(0.24)	(0.39)	(0.63)	9.54	7.71	0.61	0.42	2.38 [6]	47,800	39
08-31-2016	9.59	0.24 [6]	0.36	0.60	(0.26)	(0.44)	(0.70)	9.49	6.63	0.59	0.43	2.55 [6]	42,691	20
Class I
08-31-2020	8.87	0.20 [6]	0.54	0.74	(0.25)	(0.43)	(0.68)	8.93	8.70	0.51	0.13	2.34 [6]	503	46
08-31-2019	9.25	0.27 [6]	0.11	0.38	(0.29)	(0.47)	(0.76)	8.87	4.98	0.42	0.13	3.03 [6]	133	48
08-31-2018	9.55	0.24 [6]	0.12	0.36	(0.26)	(0.40)	(0.66)	9.25	3.84	0.35	0.11	2.57 [6]	158	20
08-31-2017	9.49	0.23 [6]	0.49	0.72	(0.27)	(0.39)	(0.66)	9.55	8.17	0.30	0.11	2.51 [6]	202	39
08-31-2016	9.60	0.27 [6]	0.35	0.62	(0.29)	(0.44)	(0.73)	9.49	6.87	0.27	0.11	2.91 [6]	96	20
Class R1
08-31-2020	8.82	0.17 [6]	0.53	0.70	(0.21)	(0.43)	(0.64)	8.88	8.21	1.02	0.63	1.97 [6]	310	46
08-31-2019	9.20	0.24 [6]	0.09	0.33	(0.24)	(0.47)	(0.71)	8.82	4.37	0.94	0.65	2.74 [6]	300	48
08-31-2018	9.50	0.19 [6]	0.12	0.31	(0.21)	(0.40)	(0.61)	9.20	3.25	0.89	0.65	2.09 [6]	528	20
08-31-2017	9.44	0.18 [6]	0.49	0.67	(0.22)	(0.39)	(0.61)	9.50	7.53	0.89	0.70	1.93 [6]	653	39
08-31-2016	9.55	0.21 [6]	0.35	0.56	(0.23)	(0.44)	(0.67)	9.44	6.20	0.88	0.71	2.26 [6]	486	20
Class R2
08-31-2020	8.85	0.18 [6]	0.53	0.71	(0.22)	(0.43)	(0.65)	8.91	8.31	0.90	0.51	2.10 [6]	359	46
08-31-2019	9.23	0.22 [6]	0.12	0.34	(0.25)	(0.47)	(0.72)	8.85	4.51	0.80	0.51	2.57 [6]	491	48
08-31-2018	9.53	0.21 [6]	0.11	0.32	(0.22)	(0.40)	(0.62)	9.23	3.45	0.75	0.51	2.21 [6]	452	20
08-31-2017	9.47	0.16 [6]	0.53	0.69	(0.24)	(0.39)	(0.63)	9.53	7.75	0.67	0.48	1.71 [6]	522	39
08-31-2016	9.59	0.59 [6]	(0.02)	0.57	(0.25)	(0.44)	(0.69)	9.47	6.33	0.71	0.50	4.18 [6]	70	20
Class R3
08-31-2020	8.82	0.17 [6]	0.53	0.70	(0.21)	(0.43)	(0.64)	8.88	8.19	1.05	0.66	1.97 [6]	98	46
08-31-2019	9.21	0.22 [6]	0.09	0.31	(0.23)	(0.47)	(0.70)	8.82	4.23	0.95	0.66	2.56 [6]	120	48
08-31-2018	9.51	0.19 [6]	0.12	0.31	(0.21)	(0.40)	(0.61)	9.21	3.30	0.90	0.66	2.03 [6]	151	20
08-31-2017	9.45	0.22 [6]	0.45	0.67	(0.22)	(0.39)	(0.61)	9.51	7.60	0.85	0.65	2.36 [6]	254	39
08-31-2016	9.56	0.32 [6]	0.25	0.57	(0.24)	(0.44)	(0.68)	9.45	6.30	0.83	0.65	3.01 [6]	598	20
Class R4
08-31-2020	8.86	0.20 [6]	0.53	0.73	(0.24)	(0.43)	(0.67)	8.92	8.57	0.75	0.26	2.33 [6]	52	46
08-31-2019	9.24	0.24 [6]	0.12	0.36	(0.27)	(0.47)	(0.74)	8.86	4.79	0.65	0.26	2.78 [6]	89	48
08-31-2018	9.54	0.25 [6]	0.10	0.35	(0.25)	(0.40)	(0.65)	9.24	3.70	0.57	0.23	2.67 [6]	73	20
08-31-2017	9.48	0.25 [6]	0.46	0.71	(0.26)	(0.39)	(0.65)	9.54	8.03	0.56	0.25	2.71 [6]	247	39
08-31-2016	9.59	0.24 [6]	0.37	0.61	(0.28)	(0.44)	(0.72)	9.48	6.73	0.53	0.25	2.65 [6]	980	20
Class R5
08-31-2020	8.87	0.24 [6]	0.51	0.75	(0.26)	(0.43)	(0.69)	8.93	8.78	0.45	0.06	2.76 [6]	25	46
08-31-2019	9.25	0.28 [6]	0.10	0.38	(0.29)	(0.47)	(0.76)	8.87	5.03	0.35	0.06	3.21 [6]	34	48
08-31-2018	9.55	0.31 [6]	0.06	0.37	(0.27)	(0.40)	(0.67)	9.25	3.90	0.30	0.05	3.20 [6]	43	20
08-31-2017	9.50	0.25 [6]	0.47	0.72	(0.28)	(0.39)	(0.67)	9.55	8.13	0.25	0.05	2.74 [6]	364	39
08-31-2016	9.61	0.30 [6]	0.33	0.63	(0.30)	(0.44)	(0.74)	9.50	6.95	0.23	0.05	3.07 [6]	266	20
Class R6
08-31-2020	8.88	0.22 [6]	0.53	0.75	(0.26)	(0.43)	(0.69)	8.94	8.83	0.40	—	2.59 [6]	8,496	46
08-31-2019	9.26	0.26 [6]	0.13	0.39	(0.30)	(0.47)	(0.77)	8.88	5.09	0.30	—	2.97 [6]	8,356	48
08-31-2018	9.56	0.25 [6]	0.12	0.37	(0.27)	(0.40)	(0.67)	9.26	3.95	0.25	—	2.69 [6]	3,754	20
08-31-2017	9.50	0.22 [6]	0.51	0.73	(0.28)	(0.39)	(0.67)	9.56	8.29	0.20	—	2.40 [6]	2,044	39
08-31-2016	9.61	0.62 [6]	0.01	0.63	(0.30)	(0.44)	(0.74)	9.50	7.01	0.18	—	4.33 [6]	67	20
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	67

Financial highlights continued
Multimanager 2010 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class 1
08-31-2020	8.87	0.22 [6]	0.54	0.76	(0.26)	(0.43)	(0.69)	8.94	8.90	0.44	0.05	2.56 [6]	118,858	46
08-31-2019	9.26	0.27 [6]	0.10	0.37	(0.29)	(0.47)	(0.76)	8.87	4.92	0.34	0.05	3.07 [6]	134,078	48
08-31-2018	9.56	0.25 [6]	0.12	0.37	(0.27)	(0.40)	(0.67)	9.26	3.90	0.29	0.05	2.72 [6]	161,261	20
08-31-2017	9.50	0.26 [6]	0.47	0.73	(0.28)	(0.39)	(0.67)	9.56	8.24	0.24	0.05	2.83 [6]	193,321	39
08-31-2016	9.61	0.29 [6]	0.34	0.63	(0.30)	(0.44)	(0.74)	9.50	6.95	0.21	0.05	2.96 [6]	233,197	20

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01, $0.02, $0.02, $0.02 and $0.02 per share and 0.09%, 0.17%, 0.23%, 0.24% and 0.17%, for the periods ended 8-31-20, 8-31-19, 8-31-18, 8-31-17 and 8-31-16, respectively.
68	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, eleven of which are presented in this report (collectively, Multimanager Lifetime Portfolios, or the portfolios and individually, the portfolio). The portfolios operate as “funds of funds” that may invest in affiliated underlying funds of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.
The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The investment objective of each portfolio is to seek high total return through the portfolio’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds' shareholder reports are also available without charge by calling 800-225-5291 or visiting jhinvestments.com. The underlying funds are not covered by this report.
On June 25, 2020, the Board of Trustees approved redesignations of Class R1 and Class R3 on or about October 23, 2020 and October 9, 2020, respectively. As a result of the redesignations, the existing Class R1 and Class R3 shares will be terminated, and shareholders currently in these classes will become shareholders of Class R2, with the same or lower net total expenses.
Effective after the close of business on August 31, 2020, Class R1 and Class R3 were closed to new investors.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios' Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Investments in affiliated underlying funds and other open-end mutual funds are valued at their respective NAVs each business day. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios' Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios' own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	69

The following is a summary of the values by input classification of the portfolios' investments as of August 31, 2020, by major security category or type:
	Total value at 8-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multimanager 2060 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$132,568,739	$132,568,739	—	—
Unaffiliated investment companies	4,502,446	4,502,446	—	—
Common stocks	1,592	—	—	$1,592
U.S. Government and Agency obligations	1,721,114	—	$1,721,114	—
Short-term investments	132,446	132,446	—	—
Total investments in securities	$138,926,337	$137,203,631	$1,721,114	$1,592

Multimanager 2055 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$257,828,662	$257,828,662	—	—
Unaffiliated investment companies	8,725,476	8,725,476	—	—
Common stocks	4,522	—	—	$4,522
U.S. Government and Agency obligations	3,487,684	—	$3,487,684	—
Short-term investments	309,711	309,711	—	—
Total investments in securities	$270,356,055	$266,863,849	$3,487,684	$4,522

Multimanager 2050 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$457,245,002	$457,245,002	—	—
Unaffiliated investment companies	15,485,825	15,485,825	—	—
Common stocks	9,167	—	—	$9,167
U.S. Government and Agency obligations	6,235,596	—	$6,235,596	—
Short-term investments	528,073	528,073	—	—
Total investments in securities	$479,503,663	$473,258,900	$6,235,596	$9,167

Multimanager 2045 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$779,312,784	$779,312,784	—	—
Unaffiliated investment companies	26,454,961	26,454,961	—	—
Common stocks	16,995	—	—	$16,995
U.S. Government and Agency obligations	10,766,933	—	$10,766,933	—
Short-term investments	1,281,862	1,281,862	—	—
Total investments in securities	$817,833,535	$807,049,607	$10,766,933	$16,995

Multimanager 2040 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$840,873,549	$840,873,549	—	—
Unaffiliated investment companies	32,450,476	32,450,476	—	—
Common stocks	18,671	—	—	$18,671
U.S. Government and Agency obligations	20,314,828	—	$20,314,828	—
Short-term investments	1,285,479	1,285,479	—	—
Total investments in securities	$894,943,003	$874,609,504	$20,314,828	$18,671

Multimanager 2035 Lifetime Portfolio
Investments in securities:
Assets
70	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

	Total value at 8-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multimanager 2035 Lifetime Portfolio (continued)
Affiliated investment companies	$1,027,105,212	$1,027,105,212	—	—
Unaffiliated investment companies	35,317,513	35,317,513	—	—
Common stocks	19,833	—	—	$19,833
U.S. Government and Agency obligations	35,762,558	—	$35,762,558	—
Short-term investments	1,402,565	1,402,565	—	—
Total investments in securities	$1,099,607,681	$1,063,825,290	$35,762,558	$19,833

Multimanager 2030 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$1,179,651,042	$1,179,651,042	—	—
Unaffiliated investment companies	34,246,140	34,246,140	—	—
Common stocks	22,288	—	—	$22,288
U.S. Government and Agency obligations	54,504,511	—	$54,504,511	—
Short-term investments	1,625,489	1,625,489	—	—
Total investments in securities	$1,270,049,470	$1,215,522,671	$54,504,511	$22,288

Multimanager 2025 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$1,115,994,342	$1,115,994,342	—	—
Unaffiliated investment companies	27,860,354	27,860,354	—	—
Common stocks	16,126	—	—	$16,126
U.S. Government and Agency obligations	67,228,870	—	$67,228,870	—
Short-term investments	1,742,783	1,742,783	—	—
Total investments in securities	$1,212,842,475	$1,145,597,479	$67,228,870	$16,126

Multimanager 2020 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$683,147,925	$683,147,925	—	—
Unaffiliated investment companies	11,820,864	11,820,864	—	—
Common stocks	7,484	—	—	$7,484
U.S. Government and Agency obligations	45,521,678	—	$45,521,678	—
Short-term investments	1,318,518	1,318,518	—	—
Total investments in securities	$741,816,469	$696,287,307	$45,521,678	$7,484

Multimanager 2015 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$248,035,152	$248,035,152	—	—
Unaffiliated investment companies	3,322,586	3,322,586	—	—
Common stocks	2,227	—	—	$2,227
U.S. Government and Agency obligations	17,691,004	—	$17,691,004	—
Short-term investments	370,786	370,786	—	—
Total investments in securities	$269,421,755	$251,728,524	$17,691,004	$2,227

Multimanager 2010 Lifetime Portfolio
Investments in securities:
Assets
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	71

	Total value at 8-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multimanager 2010 Lifetime Portfolio (continued)
Affiliated investment companies	$159,671,714	$159,671,714	—	—
Unaffiliated investment companies	1,922,335	1,922,335	—	—
Common stocks	1,068	—	—	$1,068
U.S. Government and Agency obligations	12,435,677	—	$12,435,677	—
Short-term investments	235,432	235,432	—	—
Total investments in securities	$174,266,226	$161,829,481	$12,435,677	$1,068
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the portfolios may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the portfolios may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Income and capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The portfolios may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the portfolios' understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the portfolios as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. Effective June 25, 2020, the portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating portfolio paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset based allocations and amortized over 365 days. Prior to June 25, 2020, the portfolios and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter,
72	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. For the year ended August 31, 2020, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended August 31, 2020 were as follows:
Portfolio	Commitment fee
Multimanager 2060 Lifetime Portfolio	$2,876
Multimanager 2055 Lifetime Portfolio	3,227
Multimanager 2050 Lifetime Portfolio	3,778
Multimanager 2045 Lifetime Portfolio	4,690
Multimanager 2040 Lifetime Portfolio	4,920
Multimanager 2035 Lifetime Portfolio	5,481
Multimanager 2030 Lifetime Portfolio	5,995
Multimanager 2025 Lifetime Portfolio	5,955
Multimanager 2020 Lifetime Portfolio	4,738
Multimanager 2015 Lifetime Portfolio	3,368
Multimanager 2010 Lifetime Portfolio	3,085
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2020, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on August 31, 2020, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multimanager 2060 Lifetime Portfolio	$127,792,302	$12,466,633	$(1,332,598)	$11,134,035
Multimanager 2055 Lifetime Portfolio	249,550,884	23,576,656	(2,771,485)	20,805,171
Multimanager 2050 Lifetime Portfolio	430,894,523	53,348,661	(4,739,521)	48,609,140
Multimanager 2045 Lifetime Portfolio	667,747,686	153,544,809	(3,458,960)	150,085,849
Multimanager 2040 Lifetime Portfolio	735,307,467	164,266,056	(4,630,520)	159,635,536
Multimanager 2035 Lifetime Portfolio	913,940,182	193,029,830	(7,362,331)	185,667,499
Multimanager 2030 Lifetime Portfolio	1,065,631,419	213,737,500	(9,319,449)	204,418,051
Multimanager 2025 Lifetime Portfolio	1,039,783,238	183,162,332	(10,103,095)	173,059,237
Multimanager 2020 Lifetime Portfolio	652,648,714	95,516,097	(6,348,342)	89,167,755
Multimanager 2015 Lifetime Portfolio	241,045,483	30,736,326	(2,360,054)	28,376,272
Multimanager 2010 Lifetime Portfolio	159,894,845	15,632,949	(1,261,568)	14,371,381
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.
The tax character of distributions for the year ended August 31, 2020 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multimanager 2060 Lifetime Portfolio	$1,848,252	$4,404,857	$6,253,109
Multimanager 2055 Lifetime Portfolio	4,272,073	14,490,430	18,762,503
Multimanager 2050 Lifetime Portfolio	7,923,769	30,470,207	38,393,976
Multimanager 2045 Lifetime Portfolio	15,196,984	70,136,600	85,333,584
Multimanager 2040 Lifetime Portfolio	16,292,530	73,547,800	89,840,330
Multimanager 2035 Lifetime Portfolio	21,542,469	88,174,797	109,717,266
Multimanager 2030 Lifetime Portfolio	27,742,171	92,367,572	120,109,743
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	73

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multimanager 2025 Lifetime Portfolio	$31,651,707	$81,283,368	$112,935,075
Multimanager 2020 Lifetime Portfolio	22,831,455	48,914,594	71,746,049
Multimanager 2015 Lifetime Portfolio	9,085,708	16,311,105	25,396,813
Multimanager 2010 Lifetime Portfolio	6,036,555	7,561,931	13,598,486
The tax character of distributions for the year ended August 31, 2019 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multimanager 2060 Lifetime Portfolio	$1,396,693	$2,539,937	$3,936,630
Multimanager 2055 Lifetime Portfolio	4,299,284	12,832,691	17,131,975
Multimanager 2050 Lifetime Portfolio	8,974,962	31,711,948	40,686,910
Multimanager 2045 Lifetime Portfolio	19,269,174	66,625,362	85,894,536
Multimanager 2040 Lifetime Portfolio	21,405,533	71,536,068	92,941,601
Multimanager 2035 Lifetime Portfolio	27,823,666	83,691,860	111,515,526
Multimanager 2030 Lifetime Portfolio	35,410,290	91,637,883	127,048,173
Multimanager 2025 Lifetime Portfolio	39,573,291	88,251,196	127,824,487
Multimanager 2020 Lifetime Portfolio	28,478,984	54,169,689	82,648,673
Multimanager 2015 Lifetime Portfolio	11,495,109	20,480,916	31,976,025
Multimanager 2010 Lifetime Portfolio	7,006,071	9,399,326	16,405,397
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Multimanager 2060 Lifetime Portfolio	$439,869	$2,601,590
Multimanager 2055 Lifetime Portfolio	874,102	6,012,618
Multimanager 2050 Lifetime Portfolio	1,662,517	12,131,078
Multimanager 2045 Lifetime Portfolio	4,468,767	26,123,739
Multimanager 2040 Lifetime Portfolio	7,155,831	27,474,891
Multimanager 2035 Lifetime Portfolio	10,759,617	32,630,493
Multimanager 2030 Lifetime Portfolio	15,790,362	31,483,406
Multimanager 2025 Lifetime Portfolio	14,075,055	30,904,996
Multimanager 2020 Lifetime Portfolio	9,811,120	25,824,209
Multimanager 2015 Lifetime Portfolio	3,747,642	9,022,798
Multimanager 2010 Lifetime Portfolio	2,324,993	5,391,111
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirect, wholly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.
74	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III) (Assets in a fund of the Trust or JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets). Aggregate net assets include the net assets of the portfolios, similar portfolios of John Hancock Variable Insurance Trust (JHVIT), and similar portfolios of the Trust. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Variable Trust Advisers LLC and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.
Management fees are determined in accordance with the following schedule:
	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Assets in a fund of the Trust or JHF III	0.060%	0.050%
Other assets	0.510%	0.500%
Expense reimbursements. The Advisor has contractually agreed to reduce its management fees or if, necessary make payment to the portfolio in an amount by which certain expenses including underlying fund expenses (acquired fund fees), exceed the amount indicated below of the respective portfolio’s average net assets. This expense limitation agreement expires on December 31, 2020, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Portfolio	Expense limitation as a percentage of average net assets
Multimanager 2060 Lifetime Portfolio	0.58%
Multimanager 2055 Lifetime Portfolio	0.59%
Multimanager 2050 Lifetime Portfolio	0.60%
Multimanager 2045 Lifetime Portfolio	0.58%
Multimanager 2040 Lifetime Portfolio	0.58%
Multimanager 2035 Lifetime Portfolio	0.59%
Portfolio	Expense limitation as a percentage of average net assets
Multimanager 2030 Lifetime Portfolio	0.57%
Multimanager 2025 Lifetime Portfolio	0.56%
Multimanager 2020 Lifetime Portfolio	0.54%
Multimanager 2015 Lifetime Portfolio	0.52%
Multimanager 2010 Lifetime Portfolio	0.50%

Payments under this arrangement are intended to reimburse the portfolios for a portion of the indirect net expenses associated with the portfolios’ investments in underlying funds. Amounts received in excess of portfolio level operating expenses, if any, are included as Other income received from advisor in the Statements of operations.
The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of each portfolio to the extent they exceed 0.00% of average net assets attributable to Class R6 shares. The current expense limitation agreement expires on December 31, 2020, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Additionally, the Advisor has voluntarily agreed to waive its management fee for each portfolio so that the aggregate management fee retained by the Advisor with respect to both the portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the portfolio’s first $7.5 billion of average daily net assets and 0.50% of the portfolio’s average daily net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the Trust.
For the year ended August 31, 2020, the expense reductions under these agreements amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:
	Expense reimbursement by class
Portfolio	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Total
Multimanager 2060 Lifetime Portfolio	$14,081	$197	$227	$466	$897	$254	$984	$10,462	$408,503	$436,071
Multimanager 2055 Lifetime Portfolio	50,344	170	288	1,946	445	124	407	22,691	575,678	652,093
Multimanager 2050 Lifetime Portfolio	144,791	177	3,492	2,791	2,825	2,141	81	45,856	793,930	996,084
Multimanager 2045 Lifetime Portfolio	239,559	388	3,554	5,629	2,377	321	3,426	69,999	1,231,858	1,557,111
Multimanager 2040 Lifetime Portfolio	297,818	869	5,703	2,145	2,830	532	516	72,560	1,371,678	1,754,651
Multimanager 2035 Lifetime Portfolio	347,309	25	9,236	5,554	4,343	205	735	86,458	1,726,609	2,180,474
Multimanager 2030 Lifetime Portfolio	431,198	2,213	8,309	6,367	3,619	1,106	1,903	105,429	2,047,845	2,607,989
Multimanager 2025 Lifetime Portfolio	441,837	3,281	7,777	10,894	6,157	1,628	2,941	104,083	2,142,236	2,720,834
Multimanager 2020 Lifetime Portfolio	465,539	548	11,370	2,603	4,480	487	9,559	78,315	1,396,239	1,969,140
Multimanager 2015 Lifetime Portfolio	304,392	2,558	4,842	298	5,510	37	1,020	39,096	549,060	906,813
Multimanager 2010 Lifetime Portfolio	171,669	985	1,169	1,709	460	197	105	31,010	474,402	681,706
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2020, were equivalent to a net annual effective rate of the portfolios' average daily net assets as follows:
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	75

Portfolio	Net Annual Effective Rate
Multimanager 2060 Lifetime Portfolio	0.00%
Multimanager 2055 Lifetime Portfolio	0.00%
Multimanager 2050 Lifetime Portfolio	0.00%
Multimanager 2045 Lifetime Portfolio	0.00%
Multimanager 2040 Lifetime Portfolio	0.00%
Multimanager 2035 Lifetime Portfolio	0.00%
Portfolio	Net Annual Effective Rate
Multimanager 2030 Lifetime Portfolio	0.00%
Multimanager 2025 Lifetime Portfolio	0.00%
Multimanager 2020 Lifetime Portfolio	0.00%
Multimanager 2015 Lifetime Portfolio	0.00%
Multimanager 2010 Lifetime Portfolio	0.00%
Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2020, amounted to an annual rate of 0.02% of the portfolios' average daily net assets.
Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for certain classes as detailed below, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class R1	0.50%	0.25%
Class R2	0.25%	0.25%
Class R3	0.50%	0.15%
Class R4	0.25%	0.10%
Class R5	—	0.05%
Class 1	0.05%	—
The portfolios' Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2020, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the year ended August 31, 2020:
Portfolio	Class R4
Multimanager 2060 Lifetime Portfolio	$61
Multimanager 2055 Lifetime Portfolio	43
Multimanager 2050 Lifetime Portfolio	904
Multimanager 2045 Lifetime Portfolio	153
Multimanager 2040 Lifetime Portfolio	249
Multimanager 2035 Lifetime Portfolio	95
Portfolio	Class R4
Multimanager 2030 Lifetime Portfolio	$502
Multimanager 2025 Lifetime Portfolio	706
Multimanager 2020 Lifetime Portfolio	188
Multimanager 2015 Lifetime Portfolio	11
Multimanager 2010 Lifetime Portfolio	51

Sales charges. Class A shares are assessed up-front sales charges of up to 5.00% of net asset value for such shares. The following table summarizes the net up-front sales charges received by the Distributor during the year ended August 31, 2020:
	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio	Multimanager 2045 Lifetime Portfolio	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2030 Lifetime Portfolio	Multimanager 2025 Lifetime Portfolio	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Total sales charges	$4,880	$4,073	$17,482	$22,123	$12,948	$28,358	$24,322	$15,170	$15,796	$3,694	$1,547
Retained for printing prospectus, advertising and sales literature	779	648	2,677	3,169	1,595	4,487	3,449	2,149	2,514	481	200
Sales commission to unrelated broker-dealers	4,101	3,425	14,805	18,954	11,353	23,871	20,873	13,021	13,282	3,213	1,347
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2020, CDSCs received by the Distributor for Class A shares were as follows:
Portfolio	Class A
Multimanager 2050 Lifetime Portfolio	$ 92
Multimanager 2035 Lifetime Portfolio	28
Multimanager 2030 Lifetime Portfolio	95
76	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolio	Class A
Multimanager 2025 Lifetime Portfolio	$5
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2020 were as follows:
Portfolio	Class	Distribution and service fees	Transfer agent fees
Multimanager 2060 Lifetime Portfolio	Class A	$10,099	$4,247
	Class I	—	59
	Class R1	296	7
	Class R2	442	15
	Class R3	1,324	29
	Class R4	152	8
	Class R5	117	31
	Class R6	—	322
	Class 1	48,910	—
	Total	$61,340	$4,718
Multimanager 2055 Lifetime Portfolio	Class A	$52,458	$22,057
	Class I	—	75
	Class R1	620	13
	Class R2	3,407	91
	Class R3	1,000	20
	Class R4	109	6
	Class R5	70	19
	Class R6	—	1,001
	Class 1	100,346	—
	Total	$158,010	$23,282
Multimanager 2050 Lifetime Portfolio	Class A	$183,288	$77,079
	Class I	—	92
	Class R1	10,384	198
	Class R2	5,920	158
	Class R3	7,627	158
	Class R4	3,120	120
	Class R5	18	5
	Class R6	—	2,436
	Class 1	167,890	—
	Total	$378,247	$80,246
Multimanager 2045 Lifetime Portfolio	Class A	$341,366	$143,550
	Class I	—	234
	Class R1	11,903	225
	Class R2	13,371	357
	Class R3	7,355	150
	Class R4	537	20
	Class R5	813	217
	Class R6	—	4,167
	Class 1	293,178	—
	Total	$668,523	$148,920
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	77

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multimanager 2040 Lifetime Portfolio	Class A	$417,199	$175,450
	Class I	—	510
	Class R1	19,407	356
	Class R2	5,025	134
	Class R3	8,566	177
	Class R4	871	33
	Class R5	118	32
	Class R6	—	4,249
	Class 1	320,780	—
	Total	$771,966	$180,941
Multimanager 2035 Lifetime Portfolio	Class A	$483,439	$203,335
	Class I	—	14
	Class R1	31,128	572
	Class R2	12,865	343
	Class R3	12,977	270
	Class R4	335	13
	Class R5	163	46
	Class R6	—	5,029
	Class 1	401,399	—
	Total	$942,306	$209,622
Multimanager 2030 Lifetime Portfolio	Class A	$588,176	$247,351
	Class I	—	1,272
	Class R1	27,941	504
	Class R2	14,660	386
	Class R3	10,596	219
	Class R4	1,773	67
	Class R5	416	117
	Class R6	—	6,018
	Class 1	466,589	—
	Total	$1,110,151	$255,934
Multimanager 2025 Lifetime Portfolio	Class A	$569,989	$239,706
	Class I	—	1,775
	Class R1	24,075	451
	Class R2	23,655	623
	Class R3	17,221	354
	Class R4	2,470	94
	Class R5	635	170
	Class R6	—	5,636
	Class 1	462,329	—
	Total	$1,100,374	$248,809
Multimanager 2020 Lifetime Portfolio	Class A	$530,152	$222,987
	Class I	—	254
	Class R1	32,050	581
	Class R2	4,923	132
	Class R3	11,162	229
	Class R4	662	25
	Class R5	1,821	486
	Class R6	—	3,781
	Class 1	266,725	—
	Total	$847,495	$228,475
78	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multimanager 2015 Lifetime Portfolio	Class A	$275,784	$115,988
	Class I	—	973
	Class R1	10,878	196
	Class R2	427	11
	Class R3	11,194	230
	Class R4	39	2
	Class R5	155	41
	Class R6	—	1,518
	Class 1	83,615	—
	Total	$382,092	$118,959
Multimanager 2010 Lifetime Portfolio	Class A	$132,483	$55,717
	Class I	—	311
	Class R1	1,845	40
	Class R2	2,202	59
	Class R3	772	16
	Class R4	179	7
	Class R5	14	3
	Class R6	—	1,028
	Class 1	61,225	—
	Total	$198,720	$57,181
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Portfolio share transactions
Transactions in portfolios' shares for the years ended August 31, 2020 and 2019 were as follows:
Multimanager 2060 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	446,091	$5,221,697	119,100	$1,406,304
Distributions reinvested	13,812	170,164	8,997	93,564
Repurchased	(229,441)	(2,660,047)	(64,247)	(768,735)
Net increase	230,462	$2,731,814	63,850	$731,133
Class I shares
Sold	152	$1,634	—	—
Distributions reinvested	2	22	—	—
Net increase	154	$1,656	—	—
Class R1 shares
Sold	2,017	$24,081	—	—
Repurchased	(1,084)	(12,348)	—	—
Net increase	933	$11,733	—	—
Class R2 shares
Sold	3,929	$47,347	2,222	$26,367
Distributions reinvested	297	3,653	150	1,557
Repurchased	(323)	(3,691)	—	—
Net increase	3,903	$47,309	2,372	$27,924
Class R3 shares
Sold	12,804	$151,864	9,050	$105,788
Distributions reinvested	710	8,752	—	—
Repurchased	(4,214)	(52,176)	(66)	(787)
Net increase	9,300	$108,440	8,984	$105,001
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	79

Multimanager 2060 Lifetime Portfolio , Cont'd	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	963	$11,893	361	$4,195
Distributions reinvested	75	929	33	341
Repurchased	(54)	(641)	(80)	(973)
Net increase	984	$12,181	314	$3,563
Class R5 shares
Sold	19,584	$215,475	9,057	$106,321
Distributions reinvested	1,070	13,186	795	8,273
Repurchased	(5,730)	(69,608)	(4,825)	(58,114)
Net increase	14,924	$159,053	5,027	$56,480
Class R6 shares
Sold	267,943	$3,142,315	123,304	$1,468,395
Distributions reinvested	10,335	127,425	10,839	112,831
Repurchased	(124,514)	(1,426,545)	(107,253)	(1,293,315)
Net increase	153,764	$1,843,195	26,890	$287,911
Class 1 shares
Sold	3,207,220	$37,757,610	2,927,687	$34,726,479
Distributions reinvested	479,614	5,913,640	355,880	3,704,710
Repurchased	(601,550)	(7,306,416)	(572,236)	(6,676,867)
Net increase	3,085,284	$36,364,834	2,711,331	$31,754,322
Total net increase	3,499,708	$41,280,215	2,818,768	$32,966,334

Multimanager 2055 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,198,815	$12,658,830	514,863	$5,609,469
Distributions reinvested	121,085	1,331,932	108,112	1,025,985
Repurchased	(581,438)	(6,151,046)	(282,478)	(3,082,289)
Net increase	738,462	$7,839,716	340,497	$3,553,165
Class I shares
Sold	633	$6,408	723	$7,919
Distributions reinvested	113	1,239	66	622
Repurchased	(108)	(1,058)	(11)	(120)
Net increase	638	$6,589	778	$8,421
Class R1 shares
Sold	10,848	$115,223	—	—
Repurchased	(1,121)	(11,911)	—	—
Net increase	9,727	$103,312	—	—
Class R2 shares
Sold	15,127	$160,606	20,049	$214,974
Distributions reinvested	4,897	53,863	4,051	38,445
Repurchased	(6,778)	(69,119)	(4,227)	(47,001)
Net increase	13,246	$145,350	19,873	$206,418
Class R3 shares
Sold	11,156	$118,374	13,825	$150,428
Distributions reinvested	1,019	11,204	2,440	23,131
Repurchased	(3,082)	(32,469)	(23,829)	(242,869)
Net increase (decrease)	9,093	$97,109	(7,564)	$(69,310)
80	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2055 Lifetime Portfolio , Cont'd	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R4 shares
Distributions reinvested	—	—	7	$69
Repurchased	—	—	(71)	(772)
Net decrease	—	—	(64)	$(703)
Class R5 shares
Sold	8,596	$92,875	9,333	$105,485
Distributions reinvested	974	10,728	857	8,133
Repurchased	(1,932)	(21,476)	(19,423)	(230,648)
Net increase (decrease)	7,638	$82,127	(9,233)	$(117,030)
Class R6 shares
Sold	440,420	$4,696,166	385,855	$4,259,178
Distributions reinvested	52,497	577,988	46,456	440,864
Repurchased	(139,257)	(1,512,531)	(199,782)	(2,200,630)
Net increase	353,660	$3,761,623	232,529	$2,499,412
Class 1 shares
Sold	3,248,327	$34,240,330	3,316,586	$36,122,116
Distributions reinvested	1,521,984	16,757,049	1,641,157	15,574,577
Repurchased	(1,917,316)	(20,833,979)	(1,747,642)	(18,890,980)
Net increase	2,852,995	$30,163,400	3,210,101	$32,805,713
Total net increase	3,985,459	$42,199,226	3,786,917	$38,886,086

Multimanager 2050 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,875,517	$21,382,712	1,025,122	$12,041,248
Distributions reinvested	454,042	5,334,995	507,296	5,179,489
Repurchased	(1,169,056)	(13,266,283)	(875,496)	(10,345,828)
Net increase	1,160,503	$13,451,424	656,922	$6,874,909
Class I shares
Sold	14,673	$177,675	8,632	$105,738
Distributions reinvested	137	1,615	113	1,151
Repurchased	(14,277)	(179,038)	(8,495)	(100,081)
Net increase	533	$252	250	$6,808
Class R1 shares
Sold	61,796	$702,425	38,648	$457,041
Distributions reinvested	7,094	83,281	8,539	87,097
Repurchased	(74,504)	(838,183)	(32,008)	(370,123)
Net increase (decrease)	(5,614)	$(52,477)	15,179	$174,015
Class R2 shares
Sold	37,258	$428,230	58,672	$682,998
Distributions reinvested	8,305	97,669	9,011	91,997
Repurchased	(45,466)	(530,584)	(34,172)	(406,030)
Net increase (decrease)	97	$(4,685)	33,511	$368,965
Class R3 shares
Sold	31,824	$359,244	55,665	$658,219
Distributions reinvested	8,065	94,678	11,794	120,299
Repurchased	(9,615)	(112,820)	(69,753)	(785,212)
Net increase (decrease)	30,274	$341,102	(2,294)	$(6,694)
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	81

Multimanager 2050 Lifetime Portfolio , Cont'd	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	19,442	$228,939	18,147	$221,014
Distributions reinvested	7,156	84,086	7,889	80,472
Repurchased	(7,472)	(87,541)	(9,477)	(110,656)
Net increase	19,126	$225,484	16,559	$190,830
Class R5 shares
Sold	1,352	$15,483	2,406	$29,773
Distributions reinvested	315	3,709	664	6,775
Repurchased	(2,236)	(21,062)	(20,945)	(270,621)
Net decrease	(569)	$(1,870)	(17,875)	$(234,073)
Class R6 shares
Sold	708,633	$8,171,760	991,554	$11,835,007
Distributions reinvested	134,377	1,580,269	163,942	1,673,850
Repurchased	(306,332)	(3,490,637)	(473,700)	(5,559,250)
Net increase	536,678	$6,261,392	681,796	$7,949,607
Class 1 shares
Sold	3,074,673	$34,697,436	3,179,153	$37,441,695
Distributions reinvested	2,642,487	31,049,227	3,272,044	33,374,846
Repurchased	(3,811,486)	(44,081,523)	(3,759,690)	(44,318,312)
Net increase	1,905,674	$21,665,140	2,691,507	$26,498,229
Total net increase	3,646,702	$41,885,762	4,075,555	$41,822,596

Multimanager 2045 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,890,843	$29,425,524	1,429,107	$15,433,890
Distributions reinvested	1,170,669	12,338,856	1,201,654	11,271,334
Repurchased	(1,990,904)	(20,188,480)	(1,631,155)	(17,774,281)
Net increase	2,070,608	$21,575,900	999,606	$8,930,943
Class I shares
Sold	8,064	$86,855	20,098	$216,750
Distributions reinvested	1,605	16,995	386	3,636
Repurchased	(12,907)	(127,595)	(8,553)	(91,466)
Net increase (decrease)	(3,238)	$(23,745)	11,931	$128,920
Class R1 shares
Sold	60,917	$622,567	41,937	$443,727
Distributions reinvested	12,814	134,808	14,204	132,949
Repurchased	(70,504)	(719,977)	(60,160)	(651,721)
Net increase (decrease)	3,227	$37,398	(4,019)	$(75,045)
Class R2 shares
Sold	47,399	$486,816	53,421	$577,891
Distributions reinvested	26,788	283,683	26,181	246,622
Repurchased	(39,183)	(416,384)	(31,812)	(339,005)
Net increase	35,004	$354,115	47,790	$485,508
82	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2045 Lifetime Portfolio , Cont'd	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R3 shares
Sold	38,402	$391,671	50,852	$549,153
Distributions reinvested	11,573	121,869	13,308	124,698
Repurchased	(19,287)	(186,489)	(70,386)	(737,081)
Net increase (decrease)	30,688	$327,051	(6,226)	$(63,230)
Class R4 shares
Sold	7,543	$74,886	2,417	$26,462
Distributions reinvested	1,442	15,224	1,840	17,277
Repurchased	(9,061)	(97,597)	(9,239)	(113,457)
Net decrease	(76)	$(7,487)	(4,982)	$(69,718)
Class R5 shares
Sold	40,355	$428,006	18,543	$203,958
Distributions reinvested	17,051	181,085	27,477	259,384
Repurchased	(19,241)	(205,046)	(126,922)	(1,401,850)
Net increase (decrease)	38,165	$404,045	(80,902)	$(938,508)
Class R6 shares
Sold	974,605	$10,154,490	1,983,355	$22,259,492
Distributions reinvested	317,877	3,366,323	342,744	3,225,224
Repurchased	(611,034)	(6,341,785)	(645,883)	(6,928,590)
Net increase	681,448	$7,179,028	1,680,216	$18,556,126
Class 1 shares
Sold	2,962,461	$30,952,747	3,482,381	$37,826,735
Distributions reinvested	6,456,008	68,433,681	7,451,295	70,191,203
Repurchased	(8,665,285)	(91,504,156)	(8,912,202)	(98,023,219)
Net increase	753,184	$7,882,272	2,021,474	$9,994,719
Total net increase	3,609,010	$37,728,577	4,664,888	$36,949,715

Multimanager 2040 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,349,446	$35,220,268	1,806,797	$19,827,018
Distributions reinvested	1,332,640	14,365,855	1,382,181	13,213,650
Repurchased	(2,514,093)	(26,064,111)	(1,641,885)	(18,128,445)
Net increase	2,167,993	$23,522,012	1,547,093	$14,912,223
Class I shares
Sold	52,934	$543,932	23,197	$257,018
Distributions reinvested	4,210	45,642	740	7,114
Repurchased	(31,125)	(332,899)	(3,979)	(46,327)
Net increase	26,019	$256,675	19,958	$217,805
Class R1 shares
Sold	101,590	$1,059,313	46,841	$511,590
Distributions reinvested	20,153	216,844	21,844	208,613
Repurchased	(110,155)	(1,152,964)	(36,529)	(409,571)
Net increase	11,588	$123,193	32,156	$310,632
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	83

Multimanager 2040 Lifetime Portfolio , Cont'd	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	23,139	$246,053	65,296	$718,670
Distributions reinvested	10,114	109,429	7,850	75,361
Repurchased	(27,368)	(279,441)	(34,714)	(381,389)
Net increase	5,885	$76,041	38,432	$412,642
Class R3 shares
Sold	30,594	$320,559	66,230	$737,741
Distributions reinvested	12,798	137,448	31,011	295,533
Repurchased	(24,786)	(257,418)	(197,154)	(2,039,039)
Net increase (decrease)	18,606	$200,589	(99,913)	$(1,005,765)
Class R4 shares
Sold	4,602	$49,778	4,226	$47,923
Distributions reinvested	2,461	26,526	2,478	23,691
Repurchased	(3,627)	(40,423)	(6,273)	(74,378)
Net increase (decrease)	3,436	$35,881	431	$(2,764)
Class R5 shares
Sold	9,367	$97,518	8,283	$93,498
Distributions reinvested	2,179	23,647	4,249	40,835
Repurchased	(774)	(7,904)	(60,683)	(724,102)
Net increase (decrease)	10,772	$113,261	(48,151)	$(589,769)
Class R6 shares
Sold	1,126,678	$12,011,832	2,082,066	$23,931,378
Distributions reinvested	306,736	3,318,881	369,047	3,539,158
Repurchased	(749,549)	(7,639,665)	(973,255)	(10,736,789)
Net increase	683,865	$7,691,048	1,477,858	$16,733,747
Class 1 shares
Sold	3,210,065	$34,410,410	3,887,757	$43,218,075
Distributions reinvested	6,584,586	71,311,067	7,838,164	75,246,373
Repurchased	(9,933,553)	(106,351,345)	(9,179,619)	(102,116,562)
Net increase (decrease)	(138,902)	$(629,868)	2,546,302	$16,347,886
Total net increase	2,789,262	$31,388,832	5,514,166	$47,336,637

Multimanager 2035 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,253,352	$44,464,242	1,769,215	$19,180,810
Distributions reinvested	1,540,333	16,466,157	1,562,748	14,955,498
Repurchased	(2,699,328)	(27,877,103)	(2,162,634)	(23,723,907)
Net increase	3,094,357	$33,053,296	1,169,329	$10,412,401
Class I shares
Sold	4,730	$50,148	16,992	$194,439
Distributions reinvested	34	366	1,250	12,021
Repurchased	(3,557)	(36,666)	(45,856)	(520,388)
Net increase (decrease)	1,207	$13,848	(27,614)	$(313,928)
84	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2035 Lifetime Portfolio , Cont'd	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	108,421	$1,142,539	73,263	$780,962
Distributions reinvested	35,459	377,993	48,305	461,312
Repurchased	(111,626)	(1,156,824)	(261,666)	(2,836,360)
Net increase (decrease)	32,254	$363,708	(140,098)	$(1,594,086)
Class R2 shares
Sold	76,954	$853,115	47,561	$515,376
Distributions reinvested	25,896	278,387	18,699	179,888
Repurchased	(19,068)	(200,934)	(47,530)	(515,094)
Net increase	83,782	$930,568	18,730	$180,170
Class R3 shares
Sold	63,728	$689,480	119,529	$1,312,693
Distributions reinvested	21,647	231,188	20,973	200,711
Repurchased	(62,918)	(632,541)	(146,717)	(1,615,057)
Net increase (decrease)	22,457	$288,127	(6,215)	$(101,653)
Class R4 shares
Sold	2,279	$24,394	7,956	$87,800
Distributions reinvested	963	10,334	3,675	35,318
Repurchased	(3,178)	(33,783)	(54,147)	(613,141)
Net increase (decrease)	64	$945	(42,516)	$(490,023)
Class R5 shares
Sold	16,375	$176,356	24,741	$281,583
Distributions reinvested	3,270	35,148	3,765	36,222
Repurchased	(23,398)	(231,026)	(82,990)	(984,207)
Net decrease	(3,753)	$(19,522)	(54,484)	$(666,402)
Class R6 shares
Sold	1,489,753	$15,943,265	1,972,339	$22,237,720
Distributions reinvested	333,656	3,583,461	372,700	3,581,647
Repurchased	(656,811)	(6,792,422)	(831,002)	(9,055,914)
Net increase	1,166,598	$12,734,304	1,514,037	$16,763,453
Class 1 shares
Sold	3,293,294	$34,541,856	3,983,056	$44,006,290
Distributions reinvested	8,219,091	88,355,228	9,520,561	91,587,792
Repurchased	(12,286,063)	(129,772,840)	(11,832,267)	(130,909,866)
Net increase (decrease)	(773,678)	$(6,875,756)	1,671,350	$4,684,216
Total net increase	3,623,288	$40,489,518	4,102,519	$28,874,148

Multimanager 2030 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,548,969	$46,533,330	2,615,001	$28,004,741
Distributions reinvested	1,776,722	18,531,215	1,890,425	17,751,093
Repurchased	(3,052,065)	(30,588,023)	(3,022,482)	(32,440,071)
Net increase	3,273,626	$34,476,522	1,482,944	$13,315,763
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	85

Multimanager 2030 Lifetime Portfolio , Cont'd	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class I shares
Sold	83,519	$789,656	15,873	$173,066
Distributions reinvested	7,880	81,872	7,641	71,447
Repurchased	(61,519)	(586,828)	(3,236)	(33,809)
Net increase	29,880	$284,700	20,278	$210,704
Class R1 shares
Sold	112,173	$1,170,973	63,198	$664,639
Distributions reinvested	33,738	349,863	35,527	332,180
Repurchased	(111,408)	(1,163,620)	(122,153)	(1,319,219)
Net increase (decrease)	34,503	$357,216	(23,428)	$(322,400)
Class R2 shares
Sold	45,757	$488,549	171,264	$1,788,362
Distributions reinvested	26,991	279,629	13,601	126,894
Repurchased	(32,375)	(336,890)	(124,200)	(1,298,886)
Net increase	40,373	$431,288	60,665	$616,370
Class R3 shares
Sold	103,997	$1,079,797	110,438	$1,169,400
Distributions reinvested	16,999	176,447	20,726	193,993
Repurchased	(74,081)	(746,169)	(146,130)	(1,484,230)
Net increase (decrease)	46,915	$510,075	(14,966)	$(120,837)
Class R4 shares
Sold	8,580	$90,442	11,161	$121,791
Distributions reinvested	4,979	51,636	5,709	53,322
Repurchased	(5,868)	(54,470)	(17,315)	(179,011)
Net increase (decrease)	7,691	$87,608	(445)	$(3,898)
Class R5 shares
Sold	21,238	$223,726	62,776	$712,391
Distributions reinvested	10,439	108,251	12,459	116,364
Repurchased	(53,379)	(549,301)	(146,548)	(1,670,158)
Net decrease	(21,702)	$(217,324)	(71,313)	$(841,403)
Class R6 shares
Sold	1,756,490	$18,498,584	2,901,649	$31,424,175
Distributions reinvested	401,860	4,167,293	455,313	4,252,626
Repurchased	(987,825)	(10,101,929)	(1,504,028)	(15,922,070)
Net increase	1,170,525	$12,563,948	1,852,934	$19,754,731
Class 1 shares
Sold	4,251,697	$43,876,128	4,598,729	$48,779,073
Distributions reinvested	9,245,992	95,973,396	11,092,936	103,718,952
Repurchased	(16,303,591)	(167,659,086)	(15,757,140)	(168,707,951)
Net decrease	(2,805,902)	$(27,809,562)	(65,475)	$(16,209,926)
Total net increase	1,775,909	$20,684,471	3,241,194	$16,399,104

86	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2025 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,933,429	$49,695,413	3,020,587	$31,383,368
Distributions reinvested	1,654,392	16,858,255	1,751,415	16,235,616
Repurchased	(4,065,753)	(40,630,001)	(2,875,295)	(30,020,545)
Net increase	2,522,068	$25,923,667	1,896,707	$17,598,439
Class I shares
Sold	136,819	$1,387,858	159,718	$1,656,930
Distributions reinvested	11,785	119,504	1,095	10,098
Repurchased	(98,191)	(988,959)	(23,570)	(246,495)
Net increase	50,413	$518,403	137,243	$1,420,533
Class R1 shares
Sold	93,539	$935,418	68,484	$693,707
Distributions reinvested	22,559	228,525	26,093	240,576
Repurchased	(243,050)	(2,430,563)	(96,580)	(1,013,284)
Net decrease	(126,952)	$(1,266,620)	(2,003)	$(79,001)
Class R2 shares
Sold	198,261	$2,009,872	224,473	$2,271,098
Distributions reinvested	40,115	405,967	25,850	238,077
Repurchased	(204,614)	(1,799,249)	(77,315)	(781,153)
Net increase	33,762	$616,590	173,008	$1,728,022
Class R3 shares
Sold	56,043	$569,018	73,907	$792,768
Distributions reinvested	23,895	242,056	27,358	252,246
Repurchased	(58,640)	(587,133)	(89,128)	(934,363)
Net increase	21,298	$223,941	12,137	$110,651
Class R4 shares
Sold	6,584	$66,128	7,222	$75,481
Distributions reinvested	6,559	66,576	7,944	73,321
Repurchased	(38,499)	(400,872)	(10,837)	(109,819)
Net increase (decrease)	(25,356)	$(268,168)	4,329	$38,983
Class R5 shares
Sold	22,279	$226,034	22,093	$225,556
Distributions reinvested	13,242	134,006	14,495	133,499
Repurchased	(48,185)	(481,962)	(50,584)	(544,354)
Net decrease	(12,664)	$(121,922)	(13,996)	$(185,299)
Class R6 shares
Sold	2,116,373	$21,427,935	2,848,133	$30,290,558
Distributions reinvested	336,424	3,401,244	458,890	4,221,787
Repurchased	(1,634,091)	(16,076,638)	(1,574,933)	(16,238,672)
Net increase	818,706	$8,752,541	1,732,090	$18,273,673
Class 1 shares
Sold	2,857,183	$29,398,580	4,431,492	$46,056,467
Distributions reinvested	8,964,882	90,814,254	11,500,393	105,918,621
Repurchased	(19,315,440)	(191,892,428)	(20,792,748)	(217,022,996)
Net decrease	(7,493,375)	$(71,679,594)	(4,860,863)	$(65,047,908)
Total net decrease	(4,212,100)	$(37,301,162)	(921,348)	$(26,141,907)

ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	87

Multimanager 2020 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,907,844	$47,088,534	3,239,366	$31,712,655
Distributions reinvested	1,645,149	15,744,080	1,698,458	14,997,382
Repurchased	(4,639,778)	(43,567,314)	(3,747,115)	(36,990,388)
Net increase	1,913,215	$19,265,300	1,190,709	$9,719,649
Class I shares
Sold	54,135	$507,064	18,706	$183,390
Distributions reinvested	1,794	17,153	2,197	19,402
Repurchased	(31,770)	(308,333)	(63,793)	(644,543)
Net increase (decrease)	24,159	$215,884	(42,890)	$(441,751)
Class R1 shares
Sold	57,503	$546,103	32,723	$318,972
Distributions reinvested	42,251	402,652	43,687	384,887
Repurchased	(196,289)	(1,882,817)	(17,347)	(171,952)
Net increase (decrease)	(96,535)	$(934,062)	59,063	$531,907
Class R2 shares
Sold	26,023	$237,780	27,199	$262,639
Distributions reinvested	9,015	85,819	11,698	102,945
Repurchased	(45,253)	(426,921)	(63,083)	(615,969)
Net decrease	(10,215)	$(103,322)	(24,186)	$(250,385)
Class R3 shares
Sold	23,000	$217,996	73,519	$727,321
Distributions reinvested	16,154	154,111	19,573	172,438
Repurchased	(74,608)	(716,712)	(40,894)	(392,550)
Net increase (decrease)	(35,454)	$(344,605)	52,198	$507,209
Class R4 shares
Sold	9,464	$93,186	4,729	$46,653
Distributions reinvested	2,045	19,449	2,202	19,353
Repurchased	(21,341)	(200,571)	(2,559)	(26,430)
Net increase (decrease)	(9,832)	$(87,936)	4,372	$39,576
Class R5 shares
Sold	62,103	$575,796	51,409	$504,361
Distributions reinvested	37,714	359,787	44,704	393,841
Repurchased	(89,187)	(855,473)	(219,148)	(2,220,061)
Net increase (decrease)	10,630	$80,110	(123,035)	$(1,321,859)
Class R6 shares
Sold	1,076,320	$10,361,702	1,992,456	$19,867,978
Distributions reinvested	282,261	2,687,124	319,043	2,804,387
Repurchased	(1,359,160)	(12,719,700)	(1,032,715)	(10,034,107)
Net increase (decrease)	(579)	$329,126	1,278,784	$12,638,258
Class 1 shares
Sold	1,415,914	$13,716,179	2,198,505	$21,530,403
Distributions reinvested	5,469,313	52,177,245	7,219,509	63,603,874
Repurchased	(16,064,264)	(152,001,961)	(18,529,482)	(182,302,125)
Net decrease	(9,179,037)	$(86,108,537)	(9,111,468)	$(97,167,848)
Total net decrease	(7,383,648)	$(67,688,042)	(6,716,453)	$(75,745,244)

88	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2015 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,251,920	$19,512,692	1,149,368	$10,281,930
Distributions reinvested	918,890	8,049,479	1,028,968	8,427,245
Repurchased	(2,557,875)	(22,088,597)	(2,267,312)	(20,617,008)
Net increase (decrease)	612,935	$5,473,574	(88,976)	$(1,907,833)
Class I shares
Sold	15,443	$140,375	10,675	$98,001
Distributions reinvested	8,208	71,736	6,876	56,243
Repurchased	(7,278)	(65,729)	(6,587)	(58,137)
Net increase	16,373	$146,382	10,964	$96,107
Class R1 shares
Sold	17,356	$149,867	15,986	$143,068
Distributions reinvested	13,369	116,715	15,288	124,902
Repurchased	(30,498)	(256,419)	(22,516)	(202,834)
Net increase	227	$10,163	8,758	$65,136
Class R2 shares
Sold	14,886	$112,249	1,588	$14,126
Distributions reinvested	336	2,926	398	3,248
Repurchased	(840)	(7,196)	(3,166)	(27,972)
Net increase (decrease)	14,382	$107,979	(1,180)	$(10,598)
Class R3 shares
Sold	42,441	$379,119	42,099	$364,805
Distributions reinvested	23,450	204,721	28,384	231,894
Repurchased	(165,910)	(1,472,206)	(101,661)	(876,915)
Net decrease	(100,019)	$(888,366)	(31,178)	$(280,216)
Class R4 shares
Sold	—	—	463	$4,112
Distributions reinvested	115	$997	775	6,316
Repurchased	(16)	(139)	(6,765)	(60,976)
Net increase (decrease)	99	$858	(5,527)	$(50,548)
Class R5 shares
Sold	2,953	$26,229	5,834	$53,868
Distributions reinvested	3,559	31,071	5,833	47,658
Repurchased	(6,713)	(59,072)	(99,987)	(946,478)
Net decrease	(201)	$(1,772)	(88,320)	$(844,952)
Class R6 shares
Sold	622,594	$5,443,493	918,078	$8,516,733
Distributions reinvested	122,629	1,070,547	148,171	1,210,562
Repurchased	(816,093)	(7,122,882)	(502,253)	(4,530,693)
Net increase (decrease)	(70,870)	$(608,842)	563,996	$5,196,602
Class 1 shares
Sold	1,078,672	$9,559,529	1,124,719	$10,097,774
Distributions reinvested	1,809,739	15,799,022	2,672,094	21,831,006
Repurchased	(6,884,818)	(60,784,773)	(8,670,582)	(78,315,429)
Net decrease	(3,996,407)	$(35,426,222)	(4,873,769)	$(46,386,649)
Total net decrease	(3,523,481)	$(31,186,246)	(4,505,232)	$(44,122,951)

ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	89

Multimanager 2010 Lifetime Portfolio	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	306,955	$2,666,067	388,312	$3,389,443
Distributions reinvested	384,261	3,300,798	441,213	3,525,290
Repurchased	(717,990)	(6,130,638)	(707,024)	(6,174,815)
Net increase (decrease)	(26,774)	$(163,773)	122,501	$739,918
Class I shares
Sold	61,093	$539,252	8,790	$76,207
Distributions reinvested	1,499	12,858	1,597	12,726
Repurchased	(21,330)	(187,596)	(12,440)	(107,429)
Net increase (decrease)	41,262	$364,514	(2,053)	$(18,496)
Class R1 shares
Sold	2,899	$24,710	3,680	$30,724
Distributions reinvested	2,463	21,081	2,771	22,055
Repurchased	(4,403)	(37,459)	(29,832)	(254,160)
Net increase (decrease)	959	$8,332	(23,381)	$(201,381)
Class R2 shares
Sold	12,607	$108,124	7,350	$63,687
Distributions reinvested	3,841	32,958	4,562	36,407
Repurchased	(31,710)	(272,770)	(5,370)	(45,651)
Net increase (decrease)	(15,262)	$(131,688)	6,542	$54,443
Class R3 shares
Sold	1,064	$9,099	1,776	$15,512
Distributions reinvested	1,041	8,912	1,313	10,462
Repurchased	(4,690)	(40,546)	(5,886)	(50,542)
Net decrease	(2,585)	$(22,535)	(2,797)	$(24,568)
Class R4 shares
Sold	1,122	$9,869	1,651	$14,483
Distributions reinvested	405	3,470	789	6,296
Repurchased	(5,811)	(51,707)	(246)	(2,154)
Net increase (decrease)	(4,284)	$(38,368)	2,194	$18,625
Class R5 shares
Sold	—	—	2	$20
Distributions reinvested	308	$2,643	445	3,539
Repurchased	(1,368)	(11,803)	(1,269)	(10,394)
Net decrease	(1,060)	$(9,160)	(822)	$(6,835)
Class R6 shares
Sold	180,514	$1,558,297	898,042	$7,891,490
Distributions reinvested	67,655	580,481	108,893	868,970
Repurchased	(239,306)	(2,054,892)	(470,705)	(3,976,595)
Net increase	8,863	$83,886	536,230	$4,783,865
Class 1 shares
Sold	2,101,549	$18,008,833	1,927,334	$16,950,798
Distributions reinvested	1,119,253	9,603,188	1,490,950	11,897,784
Repurchased	(5,034,062)	(43,092,797)	(5,718,708)	(50,366,111)
Net decrease	(1,813,260)	$(15,480,776)	(2,300,424)	$(21,517,529)
Total net decrease	(1,812,141)	$(15,389,568)	(1,662,010)	$(16,171,958)
90	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Affiliates of the Trust owned shares of the following classes of the portfolios on August 31, 2020. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
Portfolio	Class	% by Class
Multimanager 2060 Lifetime Portfolio	I	96%
Multimanager 2060 Lifetime Portfolio	R1	81%
Multimanager 2060 Lifetime Portfolio	R2	33%
Multimanager 2060 Lifetime Portfolio	R3	18%
Multimanager 2060 Lifetime Portfolio	R4	70%
Multimanager 2060 Lifetime Portfolio	1	100%
Multimanager 2055 Lifetime Portfolio	I	70%
Multimanager 2055 Lifetime Portfolio	R1	30%
Multimanager 2055 Lifetime Portfolio	R4	100%
Multimanager 2055 Lifetime Portfolio	1	100%
Multimanager 2050 Lifetime Portfolio	I	19%
Multimanager 2050 Lifetime Portfolio	1	100%
Multimanager 2045 Lifetime Portfolio	I	25%
Multimanager 2045 Lifetime Portfolio	R6	2%
Multimanager 2045 Lifetime Portfolio	1	100%
Multimanager 2040 Lifetime Portfolio	1	100%
Multimanager 2035 Lifetime Portfolio	1	100%
Multimanager 2030 Lifetime Portfolio	1	100%
Multimanager 2025 Lifetime Portfolio	1	100%
Multimanager 2020 Lifetime Portfolio	R6	12%
Multimanager 2020 Lifetime Portfolio	1	100%
Multimanager 2015 Lifetime Portfolio	1	100%
Multimanager 2010 Lifetime Portfolio	R6	1%
Multimanager 2010 Lifetime Portfolio	1	100%
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended August 31, 2020:
	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Multimanager 2060 Lifetime Portfolio	$2,577,662	$65,470,748	$1,436,170	$26,896,850
Multimanager 2055 Lifetime Portfolio	5,757,005	95,448,654	3,604,762	63,480,644
Multimanager 2050 Lifetime Portfolio	10,717,007	144,040,396	7,001,909	124,098,013
Multimanager 2045 Lifetime Portfolio	19,001,734	217,257,748	12,740,266	235,164,857
Multimanager 2040 Lifetime Portfolio	33,534,449	239,402,663	21,102,284	269,000,695
Multimanager 2035 Lifetime Portfolio	54,915,087	290,796,281	31,897,669	329,975,861
Multimanager 2030 Lifetime Portfolio	81,428,228	303,250,000	46,211,864	367,355,950
Multimanager 2025 Lifetime Portfolio	100,891,909	305,871,083	54,496,228	431,064,896
Multimanager 2020 Lifetime Portfolio	69,491,843	204,627,505	36,296,067	330,982,800
Multimanager 2015 Lifetime Portfolio	26,401,774	87,085,392	12,718,150	140,051,292
Multimanager 2010 Lifetime Portfolio	18,326,022	62,273,344	8,173,540	89,849,422
Note 7—Investment in affiliated underlying funds
The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios' investment may represent a significant portion of each underlying funds’ net assets. At August 31, 2020, the following portfolios held 5% or more of the net assets of the underlying funds shown below:
Portfolio	Affiliated Class NAV	Percentage of underlying fund net assets
Multimanager 2035 Lifetime Portfolio	JHF Alternative Risk Premia Fund	5.2%
Multimanager 2030 Lifetime Portfolio	JHF Alternative Risk Premia Fund	6.8%
Multimanager 2025 Lifetime Portfolio	JHF Short Duration Bond Fund	9.8%
Multimanager 2025 Lifetime Portfolio	JHF Alternative Risk Premia Fund	6.9%
Multimanager 2025 Lifetime Portfolio	JHF Diversified Real Assets Fund	5.5%
Multimanager 2020 Lifetime Portfolio	JHF Short Duration Bond Fund	12.4%
Multimanager 2015 Lifetime Portfolio	JHF Short Duration Bond Fund	6.9%
Multimanager 2010 Lifetime Portfolio	JHF Short Duration Bond Fund	6.2%
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	91

Information regarding the portfolios' fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multimanager 2060 Lifetime Portfolio
Absolute Return Currency	64,308	$385,703	$352,229	$(161,977)	$7,029	$102,544	$11,640	—	$685,528
Alternative Risk Premia	68,423	—	707,890	(27,766)	(3,374)	(108,837)	229	—	567,913
Asia Pacific Total Return Bond	—	94,900	43,273	(138,714)	3,516	(2,975)	4,291	—	—
Blue Chip Growth	159,751	3,483,901	4,069,117	(658,909)	20,256	2,223,380	—	$59,716	9,137,745
Bond	32,488	644,172	656,586	(764,755)	37,630	(26,868)	18,375	4,634	546,765
Capital Appreciation	250,185	2,114,972	2,628,484	(764,884)	(2,942)	1,803,641	327	245,697	5,779,271
Capital Appreciation Value	347,565	3,823,998	1,823,538	(1,585,880)	(42,186)	123,510	69,828	374,708	4,142,980
Core Bond	—	698,217	393,626	(1,092,902)	39,315	(38,256)	12,899	6,599	—
Disciplined Value	310,650	2,158,360	3,925,896	(130,230)	(10,933)	(236,449)	36,766	106,490	5,706,644
Disciplined Value International	417,511	1,992,667	2,897,987	(130,910)	(7,983)	16,209	60,126	—	4,767,970
Diversified Real Assets	—	2,860,760	691,695	(3,599,100)	(19,121)	65,766	93,087	52,336	—
Emerging Markets Debt	83,917	394,671	734,606	(362,581)	(10,331)	16,506	26,833	—	772,871
Emerging Markets Equity	696,848	4,791,393	3,447,058	(977,096)	(57,189)	1,743,363	134,047	—	8,947,529
Equity Income	515,433	3,143,377	6,008,320	(173,369)	(14,945)	(572,136)	120,722	207,766	8,391,247
Financial Industries	109,808	947,111	1,074,255	(111,763)	(12,823)	(61,896)	22,216	85,476	1,834,884
Floating Rate Income	—	240,106	79,827	(321,580)	324	1,323	5,859	—	—
Fundamental Global Franchise	—	888,932	271,023	(1,137,976)	(21,686)	(293)	8,533	57,999	—
Fundamental Large Cap Core	81,040	1,738,662	2,347,629	(122,976)	(9,722)	785,655	16,616	—	4,739,248
Global Equity	—	1,582,023	315,456	(2,034,590)	166,333	(29,222)	35,835	8,887	—
Global Shareholder Yield	—	637,021	494,525	(1,179,533)	31,284	16,703	11,868	18,394	—
Health Sciences	357,304	1,026,611	822,502	(173,557)	(4,927)	330,275	—	45,334	2,000,904
High Yield	232,296	165,475	839,969	(223,585)	(22,398)	11,761	22,918	—	771,222
International Dynamic Growth	69,464	601,906	383,708	(299,655)	28,435	219,895	2,431	—	934,289
International Growth	122,323	1,920,839	1,733,571	(181,122)	(383)	551,518	18,382	—	4,024,423
International Growth Stock	—	111,742	—	(113,414)	15,960	(14,288)	—	—	—
International Small Cap	—	193,401	—	(199,697)	17,882	(11,586)	—	—	—
92	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Small Company	320,644	$2,385,303	$1,563,982	$(839,555)	$(67,967)	$286,524	$64,629	$64,189	$3,328,287
Mid Cap Stock	248,245	3,440,172	2,794,058	(813,875)	(27,008)	1,594,747	—	482,215	6,988,094
Mid Value	443,660	3,722,105	2,727,018	(290,129)	(38,876)	494,849	70,313	48,810	6,614,967
Real Return Bond	—	22,184	—	(21,873)	1,417	(1,728)	—	—	—
Science & Technology	363,020	1,092,803	567,301	(253,250)	(80,779)	568,888	—	111,202	1,894,963
Short Duration Credit Opportunities	—	195,539	88,649	(286,535)	4,703	(2,356)	3,391	—	—
Small Cap Growth	101,186	1,813,138	1,215,380	(1,416,496)	31,499	413,586	—	—	2,057,107
Small Cap Value	124,220	1,849,228	1,568,447	(1,429,583)	13,281	(7,640)	19,276	66,349	1,993,733
Spectrum Income	—	10,310	10	(10,302)	599	(617)	10	—	—
Strategic Equity Allocation	3,685,621	30,090,221	13,638,909	(2,937,474)	(393,713)	5,156,338	746,776	369,964	45,554,281
Strategic Income Opportunities	35,111	561,178	602,505	(777,267)	3,977	(4,519)	12,016	—	385,874
U.S. High Yield Bond	—	57,814	26,329	(84,283)	1,120	(980)	1,946	—	—
Value Equity	—	114,850	—	(117,197)	6,572	(4,225)	—	—	—
					$(418,154)	$15,402,110	$1,652,185	$2,416,765	$132,568,739
Multimanager 2055 Lifetime Portfolio
Absolute Return Currency	123,700	$1,431,912	$194,734	$(530,342)	$4,446	$217,889	$40,957	—	$1,318,639
Alternative Risk Premia	143,603	—	1,490,605	(57,218)	(6,880)	(234,603)	522	—	1,191,904
Asia Pacific Total Return Bond	—	229,739	77,822	(308,658)	12,488	(11,391)	9,954	—	—
Blue Chip Growth	313,289	8,499,105	6,464,009	(1,563,546)	32,506	4,488,082	—	$136,840	17,920,156
Bond	59,880	1,559,445	1,171,244	(1,743,666)	98,899	(78,135)	39,922	10,762	1,007,787
Capital Appreciation	484,546	5,147,478	4,635,742	(2,209,728)	58,379	3,561,136	752	564,922	11,193,007
Capital Appreciation Value	671,485	9,312,788	2,684,112	(4,082,702)	(91,050)	180,957	158,868	852,506	8,004,105
Core Bond	—	1,690,279	760,478	(2,449,042)	95,998	(97,713)	29,797	15,444	—
Disciplined Value	600,135	5,276,730	6,663,123	(286,083)	(22,542)	(606,749)	84,612	245,070	11,024,479
Disciplined Value International	806,575	4,837,575	4,758,530	(316,783)	(22,072)	(46,164)	138,396	—	9,211,086
Diversified Real Assets	—	7,002,489	1,127,899	(8,254,100)	(71,618)	195,330	214,226	120,444	—
Emerging Markets Debt	154,596	1,116,872	1,018,102	(723,062)	(30,921)	42,840	58,016	—	1,423,831
Emerging Markets Equity	1,357,405	11,671,703	4,791,533	(2,463,306)	(25,353)	3,454,499	307,505	—	17,429,076
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	93

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Equity Income	995,748	$7,675,249	$10,382,747	$(452,292)	$(45,546)	$(1,349,381)	$263,520	$474,821	$16,210,777
Financial Industries	212,058	2,510,655	1,527,229	(320,046)	(40,322)	(134,027)	51,085	196,545	3,543,489
Floating Rate Income	—	597,267	144,498	(745,343)	4,972	(1,394)	13,605	—	—
Fundamental Global Franchise	—	2,163,250	442,940	(2,558,680)	(64,623)	17,113	19,460	132,275	—
Fundamental Large Cap Core	159,839	4,247,228	3,848,757	(291,391)	(11,764)	1,554,556	38,249	—	9,347,386
Global Equity	—	3,859,927	410,022	(4,597,258)	533,639	(206,330)	81,654	20,249	—
Global Shareholder Yield	—	1,981,338	535,564	(2,659,279)	167,088	(24,711)	30,946	42,411	—
Health Sciences	686,528	2,494,622	1,007,384	(333,917)	(9,278)	685,745	—	103,937	3,844,556
High Yield	428,865	400,591	1,565,341	(513,731)	(51,775)	23,405	47,844	—	1,423,831
International Dynamic Growth	136,354	1,455,663	567,866	(704,603)	73,676	441,357	5,602	—	1,833,959
International Growth	238,255	4,686,737	2,444,977	(404,850)	13,998	1,097,723	42,290	—	7,838,585
International Growth Stock	—	300,886	—	(305,386)	48,885	(44,385)	—	—	—
International Small Cap	—	549,162	—	(567,041)	61,391	(43,512)	—	—	—
International Small Company	623,749	5,757,996	2,211,477	(1,898,651)	(73,710)	477,402	146,994	145,994	6,474,514
Mid Cap Stock	485,004	8,366,278	4,364,340	(2,170,696)	118,607	2,974,334	—	1,107,876	13,652,863
Mid Value	858,117	9,095,165	3,541,452	(711,090)	(77,427)	946,421	161,064	111,807	12,794,521
Real Return Bond	—	59,001	—	(58,170)	3,750	(4,581)	—	—	—
Science & Technology	716,365	2,667,185	635,206	(541,849)	(163,856)	1,142,739	—	255,878	3,739,425
Short Duration Credit Opportunities	—	473,369	153,445	(632,112)	12,210	(6,912)	7,773	—	—
Small Cap Growth	195,182	4,401,735	1,814,799	(3,134,252)	82,916	802,844	—	—	3,968,042
Small Cap Value	239,977	4,519,512	2,545,250	(3,238,811)	106,251	(80,574)	44,161	152,009	3,851,628
Spectrum Income	—	26,764	25	(26,742)	1,537	(1,584)	25	—	—
Strategic Equity Allocation	7,190,057	73,288,942	13,423,086	(7,210,608)	(904,404)	10,272,085	1,706,597	845,212	88,869,101
Strategic Income Opportunities	64,778	1,358,527	1,043,207	(1,687,678)	15,257	(17,398)	26,097	—	711,915
U.S. High Yield Bond	—	139,958	45,356	(185,583)	5,033	(4,764)	4,547	—	—
Value Equity	—	290,185	—	(296,113)	21,212	(15,284)	—	—	—
					$(140,003)	$29,566,865	$3,775,040	$5,535,002	$257,828,662
94	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multimanager 2050 Lifetime Portfolio
Absolute Return Currency	220,775	$3,043,440	$281,847	$(1,374,141)	$39,537	$362,778	$77,963	—	$2,353,461
Alternative Risk Premia	258,348	—	2,690,238	(98,135)	(12,971)	(434,840)	963	—	2,144,292
Asia Pacific Total Return Bond	—	438,871	122,541	(563,794)	25,017	(22,635)	18,515	—	—
Blue Chip Growth	560,128	16,518,709	11,350,367	(3,945,869)	13,528	8,102,579	—	$259,623	32,039,314
Bond	108,438	2,980,398	2,155,131	(3,349,078)	192,505	(153,952)	74,051	19,994	1,825,004
Capital Appreciation	869,544	10,003,839	8,170,673	(4,539,272)	6,371	6,444,860	1,428	1,072,331	20,086,471
Capital Appreciation Value	1,192,658	18,142,181	4,141,397	(8,177,795)	(107,365)	218,063	301,622	1,618,546	14,216,481
Core Bond	—	3,178,811	1,163,879	(4,339,296)	183,169	(186,563)	54,807	27,964	—
Disciplined Value	1,063,197	10,256,393	11,032,386	(491,185)	(24,282)	(1,242,387)	161,077	466,543	19,530,925
Disciplined Value International	1,428,231	9,434,465	7,876,177	(776,217)	(27,808)	(196,219)	264,304	—	16,310,398
Diversified Real Assets	—	13,610,264	1,662,509	(15,520,021)	(105,956)	353,204	408,960	229,929	—
Emerging Markets Debt	277,744	2,320,701	1,816,754	(1,593,249)	(71,335)	85,151	108,676	—	2,558,022
Emerging Markets Equity	2,400,021	22,653,339	6,711,878	(4,612,756)	40,573	6,023,239	579,362	—	30,816,273
Equity Income	1,758,116	14,885,654	17,691,147	(1,299,838)	(163,438)	(2,491,404)	486,891	899,603	28,622,121
Financial Industries	375,999	5,662,843	1,592,361	(689,360)	(55,497)	(227,399)	97,365	374,605	6,282,948
Floating Rate Income	—	1,152,916	196,321	(1,355,708)	6,031	440	25,867	—	—
Fundamental Global Franchise	—	4,220,882	642,285	(4,775,339)	39,302	(127,130)	36,851	250,489	—
Fundamental Large Cap Core	283,927	8,269,950	6,286,542	(695,639)	23,748	2,719,421	73,209	—	16,604,022
Global Equity	—	7,516,486	478,859	(8,626,149)	1,236,834	(606,030)	155,514	38,566	—
Global Shareholder Yield	—	4,258,224	403,886	(4,963,432)	520,535	(219,213)	62,378	80,905	—
Health Sciences	1,226,076	4,853,549	1,614,993	(816,247)	(31,212)	1,244,944	—	196,895	6,866,027
High Yield	768,845	815,674	3,053,036	(1,255,736)	(123,724)	63,316	88,235	—	2,552,566
International Dynamic Growth	242,523	2,832,920	910,825	(1,419,512)	148,724	788,973	10,659	—	3,261,930
International Growth	422,746	9,127,074	3,807,049	(987,911)	73,261	1,888,854	80,660	—	13,908,327
International Growth Stock	—	597,173	—	(606,085)	127,552	(118,640)	—	—	—
International Small Cap	—	1,113,285	—	(1,149,530)	129,406	(93,161)	—	—	—
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	95

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Small Company	1,105,956	$11,183,238	$3,325,847	$(3,765,353)	$175,824	$560,269	$279,354	$277,453	$11,479,825
Mid Cap Stock	855,771	16,235,282	6,142,340	(3,622,799)	306,616	5,028,524	—	2,082,662	24,089,963
Mid Value	1,519,478	17,625,643	4,885,235	(1,404,077)	(131,132)	1,679,742	305,206	211,868	22,655,411
Real Return Bond	—	114,763	—	(113,149)	7,319	(8,933)	—	—	—
Science & Technology	1,265,080	5,184,580	913,951	(1,245,697)	(377,713)	2,128,596	—	487,175	6,603,717
Short Duration Credit Opportunities	—	901,047	245,411	(1,156,434)	27,871	(17,895)	14,661	—	—
Small Cap Growth	347,687	8,559,792	2,835,789	(5,908,022)	229,191	1,351,730	—	—	7,068,480
Small Cap Value	422,135	8,755,656	4,068,878	(6,111,798)	318,570	(256,046)	83,885	288,744	6,775,260
Spectrum Income	—	52,445	48	(52,401)	2,972	(3,064)	49	—	—
Strategic Equity Allocation	12,727,881	142,946,617	12,147,959	(14,217,803)	(1,152,532)	17,592,369	3,254,206	1,611,520	157,316,610
Strategic Income Opportunities	116,211	2,597,935	1,821,541	(3,138,728)	38,198	(41,792)	48,389	—	1,277,154
U.S. High Yield Bond	—	267,027	73,926	(341,481)	11,943	(11,415)	8,608	—	—
Value Equity	—	578,628	—	(590,482)	44,504	(32,650)	—	—	—
					$1,584,136	$50,145,684	$7,163,715	$10,495,415	$457,245,002
Multimanager 2045 Lifetime Portfolio
Absolute Return Currency	370,196	$5,780,834	$365,461	$(2,893,926)	$251,574	$442,342	$138,616	—	$3,946,285
Alternative Risk Premia	441,952	—	4,741,869	(289,911)	(41,098)	(742,657)	1,712	—	3,668,203
Asia Pacific Total Return Bond	—	797,618	189,146	(990,483)	44,034	(40,315)	33,213	—	—
Blue Chip Growth	951,853	30,301,979	19,020,638	(8,955,740)	(158,371)	14,237,482	—	$461,380	54,445,988
Bond	175,299	5,397,964	3,112,484	(5,633,125)	248,020	(175,062)	128,541	35,695	2,950,281
Capital Appreciation	1,468,822	18,407,654	14,127,208	(9,771,655)	463,232	10,703,356	2,538	1,905,579	33,929,795
Capital Appreciation Value	2,014,907	33,279,239	5,310,150	(14,630,241)	616,213	(557,674)	536,688	2,879,944	24,017,687
Core Bond	—	5,852,694	2,012,162	(7,861,038)	344,213	(348,031)	97,974	50,640	—
Disciplined Value	1,804,327	18,742,175	17,686,457	(1,019,604)	37,519	(2,301,067)	286,499	829,815	33,145,480
Disciplined Value International	2,397,279	17,194,225	11,879,923	(1,241,848)	(81,031)	(374,341)	469,584	—	27,376,928
Diversified Real Assets	—	24,944,563	2,167,715	(27,566,495)	(220,994)	675,211	727,227	408,867	—
Emerging Markets Debt	452,932	4,352,940	2,507,141	(2,752,601)	(73,610)	137,632	190,609	—	4,171,502
Emerging Markets Equity	4,118,220	41,459,397	9,733,682	(8,781,327)	(229,668)	10,695,855	1,032,976	—	52,877,939
96	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Equity Income	2,984,649	$27,195,317	$28,331,712	$(2,225,270)	$(115,885)	$(4,595,793)	$855,781	$1,600,805	$48,590,081
Financial Industries	644,923	10,505,065	2,353,970	(1,613,414)	141,807	(610,764)	173,443	667,307	10,776,664
Floating Rate Income	—	2,069,307	340,154	(2,421,161)	115,516	(103,816)	45,974	—	—
Fundamental Global Franchise	—	7,734,910	784,002	(8,362,507)	933,467	(1,089,872)	65,588	445,825	—
Fundamental Large Cap Core	487,283	15,104,367	9,981,059	(1,346,887)	58,372	4,699,409	129,984	—	28,496,320
Global Equity	—	13,768,233	501,057	(15,400,049)	2,683,976	(1,553,217)	276,480	68,564	—
Global Shareholder Yield	—	8,128,771	384,354	(9,074,169)	1,797,891	(1,236,847)	114,861	143,985	—
Health Sciences	2,038,870	8,859,341	1,865,307	(1,385,916)	(52,149)	2,131,088	—	348,718	11,417,671
High Yield	1,253,797	1,386,981	4,895,761	(2,041,964)	(201,634)	123,462	149,697	—	4,162,606
International Dynamic Growth	415,280	5,187,526	1,442,388	(2,661,888)	271,930	1,345,561	18,969	—	5,585,517
International Growth	721,585	16,719,153	5,620,009	(1,931,253)	(46,373)	3,378,607	143,511	—	23,740,143
International Growth Stock	—	1,098,852	—	(1,115,257)	316,218	(299,813)	—	—	—
International Small Cap	—	2,066,220	—	(2,133,480)	1,126,914	(1,059,654)	—	—	—
International Small Company	1,893,861	20,403,753	4,893,823	(6,927,545)	183,304	1,104,941	496,773	493,394	19,658,276
Mid Cap Stock	1,459,691	29,822,221	9,729,733	(7,598,753)	600,909	8,536,202	—	3,706,501	41,090,312
Mid Value	2,617,803	32,297,237	6,853,754	(2,576,090)	(209,940)	2,666,483	543,825	377,513	39,031,444
Real Return Bond	—	210,749	—	(207,784)	13,813	(16,778)	—	—	—
Science & Technology	2,161,804	9,473,338	1,555,690	(2,749,455)	(696,953)	3,701,997	—	865,211	11,284,617
Short Duration Credit Opportunities	—	1,638,081	356,344	(2,012,258)	59,815	(41,982)	25,981	—	—
Small Cap Growth	595,535	15,625,202	4,317,051	(10,528,835)	297,167	2,396,641	—	—	12,107,226
Small Cap Value	721,023	16,053,895	6,323,849	(10,965,828)	417,110	(256,600)	149,107	513,247	11,572,426
Spectrum Income	—	95,601	89	(95,521)	7,826	(7,995)	89	—	—
Strategic Equity Allocation	21,778,790	261,825,577	11,503,256	(32,167,723)	3,560,572	24,464,155	5,784,177	2,864,189	269,185,837
Strategic Income Opportunities	189,587	4,705,141	3,141,329	(5,772,893)	26,430	(16,451)	84,307	—	2,083,556
U.S. High Yield Bond	—	484,435	107,701	(592,981)	25,596	(24,751)	15,440	—	—
Value Equity	—	1,061,800	—	(1,083,631)	169,059	(147,228)	—	—	—
					$12,684,791	$75,839,716	$12,720,164	$18,667,179	$779,312,784
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	97

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multimanager 2040 Lifetime Portfolio
Absolute Return Currency	408,234	$6,437,200	$403,432	$(3,271,737)	$224,023	$558,853	$162,971	—	$4,351,771
Alternative Risk Premia	519,785	—	5,729,930	(503,913)	(57,328)	(854,477)	2,049	—	4,314,212
Asia Pacific Total Return Bond	—	1,301,551	318,523	(1,626,506)	69,120	(62,688)	54,837	—	—
Blue Chip Growth	993,502	33,786,276	17,866,631	(9,742,552)	(203,975)	15,121,931	—	$515,853	56,828,311
Bond	605,452	9,407,161	7,131,734	(6,571,311)	10,473	211,694	326,563	63,071	10,189,751
Capital Appreciation	1,493,758	20,295,234	12,640,640	(9,913,286)	488,867	10,994,353	2,807	2,107,249	34,505,808
Capital Appreciation Value	1,465,072	36,993,075	5,593,679	(24,955,965)	1,593,530	(1,760,666)	601,129	3,225,743	17,463,653
Core Bond	347,909	7,943,669	4,626,709	(7,894,597)	231,437	(57,373)	155,196	59,189	4,849,845
Disciplined Value	1,821,697	20,830,247	16,294,194	(1,435,505)	15,988	(2,240,357)	318,925	923,732	33,464,567
Disciplined Value International	2,417,037	16,531,265	13,319,825	(1,617,496)	(160,333)	(470,701)	450,334	—	27,602,560
Diversified Real Assets	726,594	27,288,978	2,691,408	(23,284,310)	(521,895)	67,258	798,104	448,716	6,241,439
Emerging Markets Debt	876,778	6,635,693	7,796,550	(6,371,315)	(427,751)	441,946	340,504	—	8,075,123
Emerging Markets Equity	4,153,231	44,906,682	8,016,194	(10,523,790)	(209,080)	11,137,478	1,134,596	—	53,327,484
Equity Income	3,103,714	30,922,476	28,326,228	(3,830,962)	(296,514)	(4,592,765)	935,296	1,817,012	50,528,463
Financial Industries	694,148	11,788,795	2,696,781	(2,376,407)	196,000	(705,952)	192,627	741,115	11,599,217
Floating Rate Income	—	3,346,404	486,625	(3,850,677)	128,138	(110,490)	69,261	—	—
Fundamental Global Franchise	196,352	8,860,548	1,073,150	(7,443,287)	592,964	(707,510)	75,648	514,201	2,375,865
Fundamental Large Cap Core	533,651	16,850,916	10,735,611	(1,775,363)	78,508	5,318,241	144,994	—	31,207,913
Global Equity	329,103	15,034,540	608,704	(12,801,193)	2,011,468	(782,512)	302,906	75,118	4,071,007
Global Shareholder Yield	231,396	8,925,549	496,104	(7,396,639)	1,366,066	(1,000,759)	158,620	157,479	2,390,321
Health Sciences	2,246,838	9,521,917	2,149,173	(1,411,036)	(29,583)	2,351,822	—	377,690	12,582,293
High Yield	2,522,507	2,300,453	8,276,626	(2,207,583)	(217,016)	222,244	261,978	—	8,374,724
International Dynamic Growth	308,243	5,698,880	1,704,375	(4,797,459)	559,670	980,405	20,969	—	4,145,871
International Growth	777,665	18,346,373	6,173,301	(2,594,792)	(60,918)	3,721,203	158,479	—	25,585,167
International Growth Stock	—	1,209,525	—	(1,227,534)	348,086	(330,077)	—	—	—
International Small Cap	—	2,267,560	—	(2,341,384)	1,226,627	(1,152,803)	—	—	—
98	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Small Company	2,021,989	$21,958,567	$5,029,664	$(7,260,152)	$146,275	$1,113,896	$535,738	$532,094	$20,988,250
Mid Cap Stock	1,465,463	31,912,090	8,057,340	(7,905,852)	841,383	8,347,828	—	3,986,022	41,252,789
Mid Value	2,574,098	35,471,473	6,067,912	(5,906,026)	(382,147)	3,128,592	598,448	415,431	38,379,804
Real Return Bond	—	273,259	—	(269,414)	17,858	(21,703)	—	—	—
Science & Technology	2,366,807	10,030,685	1,408,046	(2,363,234)	(628,990)	3,908,224	—	918,854	12,354,731
Short Duration Credit Opportunities	—	2,613,186	589,874	(3,232,776)	83,320	(53,604)	40,013	—	—
Small Cap Growth	596,468	16,656,882	4,849,202	(12,189,479)	390,133	2,419,455	—	—	12,126,193
Small Cap Value	714,858	17,533,839	6,932,346	(13,308,521)	445,883	(130,077)	163,415	562,496	11,473,470
Spectrum Income	—	276,079	255	(275,849)	21,759	(22,244)	255	—	—
Strategic Equity Allocation	23,109,336	279,952,732	11,054,198	(35,340,426)	3,938,572	26,026,315	6,205,019	3,072,440	285,631,391
Strategic Income Opportunities	417,794	7,584,251	4,088,585	(7,090,111)	(47,339)	56,170	154,845	—	4,591,556
U.S. High Yield Bond	—	789,002	182,215	(972,543)	31,780	(30,454)	25,376	—	—
Value Equity	—	1,164,393	—	(1,188,324)	183,614	(159,683)	—	—	—
					$11,998,673	$80,881,013	$14,391,902	$20,513,505	$840,873,549
Multimanager 2035 Lifetime Portfolio
Absolute Return Currency	495,896	$9,843,376	$523,043	$(6,171,572)	$422,968	$668,437	$233,984	—	$5,286,252
Alternative Risk Premia	775,580	—	8,287,054	(523,073)	(61,190)	(1,265,479)	2,898	—	6,437,312
Asia Pacific Total Return Bond	—	3,734,897	490,745	(4,243,009)	202,396	(185,029)	151,912	—	—
Blue Chip Growth	1,140,374	38,171,656	20,259,542	(10,143,343)	(323,767)	17,265,329	—	$582,926	65,229,417
Bond	1,648,927	25,869,332	12,653,873	(11,405,709)	(24,602)	658,547	928,271	174,530	27,751,441
Capital Appreciation	1,724,274	22,710,142	13,909,273	(9,790,365)	395,227	12,606,447	3,139	2,356,746	39,830,724
Capital Appreciation Value	1,784,647	45,307,972	5,637,952	(29,432,424)	2,102,296	(2,342,804)	741,228	3,977,530	21,272,992
Core Bond	1,642,537	23,681,609	11,103,270	(12,698,940)	200,791	610,235	533,448	202,775	22,896,965
Disciplined Value	1,989,393	22,419,751	17,778,193	(1,379,105)	50,574	(2,324,265)	341,922	990,343	36,545,148
Disciplined Value International	2,633,338	16,574,508	16,302,932	(2,051,153)	(258,982)	(494,591)	453,738	—	30,072,714
Diversified Real Assets	2,149,081	31,624,214	3,183,885	(14,143,497)	(512,158)	(1,691,837)	923,800	519,386	18,460,607
Emerging Markets Debt	1,912,437	17,006,971	6,144,230	(5,578,228)	(394,307)	434,883	814,880	—	17,613,549
Emerging Markets Equity	4,300,698	49,895,532	6,808,671	(13,423,683)	101,698	11,838,746	1,239,157	—	55,220,964
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	99

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Equity Income	3,671,534	$36,460,987	$31,718,339	$(2,695,672)	$(40,471)	$(5,670,604)	$1,107,428	$2,128,495	$59,772,579
Financial Industries	678,426	14,000,619	2,642,252	(4,936,892)	633,219	(1,002,707)	225,822	868,832	11,336,491
Floating Rate Income	—	7,502,313	730,998	(8,272,587)	101,346	(62,070)	167,611	—	—
Fundamental Global Franchise	381,941	12,633,977	1,313,251	(9,209,392)	641,340	(757,685)	107,164	728,427	4,621,491
Fundamental Large Cap Core	624,026	19,448,057	12,307,833	(1,634,011)	80,263	6,290,884	166,840	—	36,493,026
Global Equity	537,468	17,760,015	708,163	(13,270,362)	2,046,723	(596,054)	356,779	88,478	6,648,485
Global Shareholder Yield	374,119	10,659,449	683,621	(7,800,143)	1,433,586	(1,111,864)	203,638	186,130	3,864,649
Health Sciences	2,495,671	10,188,888	3,044,013	(2,187,440)	(26,958)	2,957,255	—	402,712	13,975,758
High Yield	5,037,776	6,700,148	11,743,754	(1,793,241)	(175,800)	250,555	572,551	—	16,725,416
International Dynamic Growth	240,382	6,473,579	1,585,589	(6,362,782)	800,961	735,796	23,436	—	3,233,143
International Growth	888,539	20,671,339	7,422,306	(3,034,895)	(100,507)	4,274,705	179,354	—	29,232,948
International Growth Stock	—	1,208,445	—	(1,226,520)	348,124	(330,049)	—	—	—
International Small Cap	—	2,408,672	—	(2,487,089)	1,316,910	(1,238,493)	—	—	—
International Small Company	2,338,933	24,144,053	6,325,171	(7,614,928)	(103,584)	1,527,416	585,657	581,674	24,278,128
Mid Cap Stock	1,535,711	36,205,936	7,581,051	(10,224,364)	1,115,876	8,551,757	—	4,522,179	43,230,256
Mid Value	2,726,363	40,096,867	6,701,249	(9,376,916)	(513,138)	3,742,007	673,580	467,587	40,650,069
Real Return Bond	—	694,750	—	(684,994)	45,159	(54,915)	—	—	—
Science & Technology	2,314,071	10,660,461	1,407,926	(3,240,025)	(843,882)	4,094,972	—	971,765	12,079,452
Short Duration Credit Opportunities	719,134	7,258,904	2,642,684	(3,097,448)	(56,528)	127,312	230,338	—	6,874,924
Small Cap Growth	642,038	18,232,961	5,629,771	(13,911,591)	470,637	2,630,860	—	—	13,052,638
Small Cap Value	773,162	18,633,547	7,663,214	(14,378,520)	546,375	(55,366)	173,197	596,165	12,409,250
Spectrum Income	—	1,785,655	1,654	(1,784,169)	141,101	(144,241)	1,654	—	—
Strategic Equity Allocation	26,061,706	317,427,724	17,852,745	(47,638,486)	5,204,681	29,276,018	7,047,992	3,496,345	322,122,682
Strategic Income Opportunities	1,477,832	20,694,677	5,336,656	(10,129,989)	(133,511)	473,540	439,197	—	16,241,373
U.S. High Yield Bond	329,509	2,242,909	2,188,270	(773,232)	(62,635)	49,057	152,510	—	3,644,369
Value Equity	—	1,223,966	—	(1,249,150)	197,584	(172,400)	—	—	—
					$14,967,815	$89,564,305	$18,783,125	$23,843,025	$1,027,105,212
100	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multimanager 2030 Lifetime Portfolio
Absolute Return Currency	576,683	$14,025,625	$650,225	$(9,942,348)	$751,267	$662,671	$306,897	—	$6,147,440
Alternative Risk Premia	1,010,784	—	10,820,279	(685,429)	(82,376)	(1,662,966)	3,827	—	8,389,508
Asia Pacific Total Return Bond	—	6,354,668	613,272	(6,998,884)	342,759	(311,815)	250,410	—	—
Blue Chip Growth	1,039,947	40,349,510	13,349,532	(10,869,849)	340,638	16,315,126	—	$604,577	59,484,957
Bond	3,019,782	47,679,766	16,986,437	(14,980,305)	(95,344)	1,232,378	1,677,786	311,366	50,822,932
Capital Appreciation	1,488,916	23,623,154	8,470,142	(9,902,602)	1,119,584	11,083,693	3,212	2,411,184	34,393,971
Capital Appreciation Value	2,879,302	55,512,917	6,112,912	(27,354,832)	1,801,998	(1,751,716)	891,516	4,784,000	34,321,279
Core Bond	3,705,232	48,623,911	17,802,032	(16,435,973)	90,520	1,570,440	1,141,543	446,753	51,650,930
Disciplined Value	1,789,617	26,629,515	10,128,287	(2,265,461)	83,546	(1,700,617)	399,670	1,157,603	32,875,270
Disciplined Value International	2,644,066	18,943,463	14,273,755	(2,490,185)	(279,147)	(252,652)	511,097	—	30,195,234
Diversified Real Assets	3,973,836	34,537,951	9,160,161	(4,940,793)	(1,132,519)	(3,489,550)	990,211	556,724	34,135,250
Emerging Markets Debt	3,554,631	29,558,492	9,201,970	(5,948,842)	(542,010)	468,546	1,499,473	—	32,738,156
Emerging Markets Equity	3,922,249	47,627,320	4,937,453	(13,250,464)	179,859	10,867,503	1,176,492	—	50,361,671
Equity Income	3,422,163	41,821,258	22,158,600	(3,370,435)	85,015	(4,981,618)	1,157,568	2,407,080	55,712,820
Financial Industries	745,890	15,293,328	3,069,468	(5,432,621)	669,314	(1,135,660)	242,659	933,611	12,463,829
Floating Rate Income	—	14,083,843	1,103,752	(15,256,507)	161,284	(92,372)	312,505	—	—
Fundamental Global Franchise	982,579	17,920,499	2,088,127	(8,120,865)	40,906	(39,458)	149,166	1,013,926	11,889,209
Fundamental Large Cap Core	602,404	22,381,614	8,834,574	(2,760,429)	137,608	6,635,248	189,385	—	35,228,615
Global Equity	1,160,410	21,235,815	1,248,455	(9,863,140)	1,261,699	471,445	418,290	103,732	14,354,274
Global Shareholder Yield	763,642	11,916,146	1,093,382	(5,134,633)	852,303	(838,780)	275,979	204,034	7,888,418
Health Sciences	2,880,278	10,115,444	5,292,436	(2,941,067)	60,319	3,602,424	—	394,487	16,129,556
High Yield	8,278,996	12,330,389	18,218,709	(2,884,400)	(295,809)	117,378	1,012,770	—	27,486,267
International Dynamic Growth	323,132	6,699,151	1,949,842	(6,053,418)	725,642	1,024,908	24,737	—	4,346,125
International Growth	853,533	21,658,945	5,652,873	(3,404,759)	(90,262)	4,264,434	185,448	—	28,081,231
International Growth Stock	—	1,531,441	—	(1,554,288)	441,686	(418,839)	—	—	—
International Small Cap	—	2,735,868	—	(2,824,734)	1,525,531	(1,436,665)	—	—	—
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	101

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Small Company	2,474,065	$24,168,449	$6,753,276	$(6,598,502)	$(118,768)	$1,476,341	$582,084	$578,125	$25,680,796
Mid Cap Stock	1,454,418	37,699,108	7,739,809	(13,885,188)	1,732,821	7,655,315	—	4,628,129	40,941,865
Mid Value	2,617,337	43,860,641	7,045,999	(15,366,847)	(710,327)	4,195,027	728,015	505,374	39,024,493
Real Return Bond	—	1,538,461	—	(1,516,888)	99,714	(121,287)	—	—	—
Science & Technology	2,504,413	11,418,488	1,430,670	(3,313,030)	(836,077)	4,372,986	—	1,021,264	13,073,037
Short Duration Credit Opportunities	1,305,079	14,479,302	2,418,950	(4,393,453)	(155,786)	127,540	459,185	—	12,476,553
Small Cap Growth	610,381	17,796,603	5,449,672	(13,863,977)	589,370	2,437,371	—	—	12,409,039
Small Cap Value	738,030	18,234,686	7,773,815	(14,790,744)	654,653	(27,031)	167,251	575,698	11,845,379
Spectrum Income	—	3,220,561	2,963	(3,217,882)	249,568	(255,210)	2,963	—	—
Strategic Equity Allocation	27,120,776	323,450,437	21,449,718	(45,082,818)	3,820,704	31,574,743	7,049,943	3,497,313	335,212,784
Strategic Income Opportunities	3,917,005	41,639,670	12,019,401	(11,869,772)	(284,885)	1,543,474	973,717	—	43,047,888
U.S. High Yield Bond	618,650	4,155,214	5,219,936	(2,503,949)	(254,969)	226,034	284,786	—	6,842,266
Value Equity	—	1,479,751	—	(1,510,176)	233,809	(203,384)	—	—	—
					$13,173,838	$93,205,405	$23,068,585	$26,134,980	$1,179,651,042
Multimanager 2025 Lifetime Portfolio
Absolute Return Currency	547,599	$15,754,396	$571,790	$(11,911,058)	$734,918	$687,354	$322,256	—	$5,837,400
Alternative Risk Premia	1,033,044	—	11,273,428	(896,286)	(99,473)	(1,703,408)	4,008	—	8,574,261
Asia Pacific Total Return Bond	—	9,041,085	727,546	(9,812,577)	446,429	(402,483)	353,646	—	—
Blue Chip Growth	690,419	32,580,728	5,421,782	(10,230,541)	384,463	11,335,561	—	$482,665	39,491,993
Bond	4,286,289	79,994,676	22,589,169	(31,891,636)	106,526	1,339,513	2,534,229	519,803	72,138,248
Capital Appreciation	954,490	19,330,475	3,033,921	(8,362,795)	1,485,392	6,561,732	2,590	1,944,177	22,048,725
Capital Appreciation Value	3,837,487	54,673,616	5,889,165	(15,239,572)	815,695	(396,063)	884,950	4,748,765	45,742,841
Core Bond	4,063,367	68,759,395	15,804,999	(29,468,941)	524,519	1,023,368	1,476,559	614,857	56,643,340
Disciplined Value	1,140,925	22,612,462	4,901,132	(5,861,899)	270,932	(963,838)	336,640	975,044	20,958,789
Disciplined Value International	2,238,267	15,106,686	13,958,852	(2,840,497)	(349,143)	(314,884)	411,803	—	25,561,014
Diversified Real Assets	5,220,884	30,534,142	28,379,619	(7,412,890)	(1,608,905)	(5,044,577)	870,778	489,576	44,847,389
Emerging Markets Debt	4,190,026	41,672,951	6,524,341	(9,612,054)	(584,952)	589,858	1,927,387	—	38,590,144
Emerging Markets Equity	2,613,014	34,217,509	3,041,465	(11,253,727)	129,030	7,416,825	837,187	—	33,551,102
102	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Equity Income	2,281,907	$34,924,911	$9,458,802	$(4,210,231)	$105,568	$(3,129,604)	$882,481	$1,976,452	$37,149,446
Financial Industries	593,216	13,670,019	2,699,707	(6,137,983)	853,055	(1,172,154)	214,520	825,347	9,912,644
Floating Rate Income	1,549,635	23,237,280	4,713,837	(15,349,082)	(440,985)	65,570	789,579	—	12,226,620
Fundamental Global Franchise	1,524,982	21,075,693	2,274,573	(4,957,368)	(69,295)	128,674	174,049	1,183,064	18,452,277
Fundamental Large Cap Core	435,163	16,686,194	6,365,630	(2,585,901)	92,726	4,889,671	139,809	—	25,448,320
Global Equity	1,512,259	21,046,421	1,490,324	(5,507,817)	497,545	1,180,167	410,433	101,784	18,706,640
Global Shareholder Yield	806,946	9,492,599	1,089,284	(2,026,242)	272,272	(492,162)	249,297	161,150	8,335,751
Health Sciences	2,691,545	8,505,415	6,346,625	(3,531,449)	153,995	3,598,066	—	325,516	15,072,652
High Yield	9,345,285	19,737,044	14,777,467	(3,100,547)	(301,729)	(85,890)	1,306,291	—	31,026,345
International Dynamic Growth	306,136	5,112,807	1,559,890	(3,975,552)	427,304	993,078	18,604	—	4,117,527
International Growth	708,281	16,370,252	7,539,144	(3,866,292)	(142,817)	3,402,147	141,455	—	23,302,434
International Growth Stock	—	1,007,438	—	(1,022,568)	290,827	(275,697)	—	—	—
International Small Cap	—	1,989,643	—	(2,054,178)	1,129,140	(1,064,605)	—	—	—
International Small Company	2,051,792	18,022,473	6,546,577	(4,119,700)	(320,597)	1,168,843	426,660	423,758	21,297,596
Mid Cap Stock	1,120,765	30,629,094	7,301,826	(13,664,688)	1,920,697	5,362,601	—	3,719,499	31,549,530
Mid Value	1,987,202	34,089,445	5,405,807	(12,588,868)	(527,426)	3,250,218	556,579	386,366	29,629,176
Real Return Bond	—	2,386,930	—	(2,353,472)	155,561	(189,019)	—	—	—
Science & Technology	1,994,691	9,642,617	1,585,916	(3,686,155)	(903,824)	3,773,731	—	848,059	10,412,285
Short Duration Bond	1,779,248	—	22,744,096	(4,921,576)	(112,111)	188,828	297,163	—	17,899,237
Short Duration Credit Opportunities	1,871,810	24,942,157	2,882,636	(9,722,294)	(403,850)	195,857	750,269	—	17,894,506
Small Cap Growth	481,019	14,103,818	4,939,726	(11,628,941)	506,461	1,858,056	—	—	9,779,120
Small Cap Value	579,036	14,307,810	6,377,624	(12,012,967)	557,507	63,558	128,955	443,879	9,293,532
Spectrum Income	—	6,561,156	6,060	(6,555,820)	685,029	(696,425)	6,060	—	—
Strategic Equity Allocation	22,350,442	289,563,836	21,845,903	(66,135,071)	6,929,600	24,047,202	6,218,183	3,084,695	276,251,470
Strategic Income Opportunities	6,032,062	70,961,924	12,720,799	(19,937,375)	(559,809)	3,106,819	685,670	—	66,292,358
U.S. High Yield Bond	719,677	6,594,492	3,142,926	(1,700,456)	(174,913)	97,581	386,823	—	7,959,630
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	103

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Value Equity	—	$1,150,733	—	$(1,174,481)	$187,913	$(164,165)	—	—	—
					$13,063,275	$70,229,904	$23,744,913	$23,254,456	$1,115,994,342
Multimanager 2020 Lifetime Portfolio
Absolute Return Currency	341,602	$13,665,261	$349,627	$(11,381,184)	$603,927	$403,847	$233,544	—	$3,641,478
Alternative Risk Premia	739,024	—	8,055,392	(629,107)	(73,338)	(1,219,044)	2,890	—	6,133,903
Asia Pacific Total Return Bond	—	9,279,445	765,252	(10,091,150)	272,317	(225,864)	359,608	—	—
Blue Chip Growth	173,018	16,031,980	975,918	(10,921,493)	3,049,379	760,854	—	$231,951	9,896,638
Bond	4,061,223	68,763,384	16,439,263	(18,313,356)	(129,858)	1,590,953	2,327,949	444,503	68,350,386
Capital Appreciation	181,219	9,796,142	1,982,919	(9,455,102)	3,919,780	(2,057,574)	1,281	961,880	4,186,165
Capital Appreciation Value	3,126,255	38,171,341	6,267,479	(7,701,380)	132,082	395,439	619,442	3,324,009	37,264,961
Core Bond	4,365,858	62,602,997	15,259,267	(18,783,906)	227,067	1,554,631	1,409,014	564,268	60,860,056
Disciplined Value	146,770	11,409,741	2,144,871	(11,369,426)	2,240,944	(1,729,958)	165,783	480,173	2,696,172
Disciplined Value International	972,510	14,495,747	1,956,224	(5,666,032)	(383,123)	703,243	385,241	—	11,106,059
Diversified Real Assets	4,112,052	17,755,649	29,603,361	(6,511,984)	(1,456,413)	(4,068,088)	492,719	277,020	35,322,525
Emerging Markets Debt	3,306,548	34,936,198	3,810,917	(8,291,361)	(435,752)	433,304	1,581,672	—	30,453,306
Emerging Markets Equity	1,016,120	15,012,605	1,737,334	(6,887,665)	199,779	2,984,925	358,832	—	13,046,978
Equity Income	665,851	18,120,690	3,940,539	(10,722,060)	1,014,777	(1,513,894)	381,094	1,003,925	10,840,052
Financial Industries	339,062	6,052,323	1,380,806	(1,448,912)	91,961	(410,457)	94,513	363,632	5,665,721
Floating Rate Income	1,666,104	19,738,308	3,468,051	(9,564,355)	(308,692)	(187,751)	755,692	—	13,145,561
Fundamental Global Franchise	1,139,060	14,019,823	2,405,447	(2,736,779)	(111,113)	205,242	113,077	768,617	13,782,620
Fundamental Large Cap Core	203,223	10,516,076	1,654,931	(3,044,603)	246,913	2,511,148	85,836	—	11,884,465
Global Equity	1,127,408	14,185,018	2,173,107	(3,521,419)	120,138	989,195	270,790	67,154	13,946,039
Global Shareholder Yield	667,012	6,986,542	1,327,726	(1,153,619)	43,742	(314,162)	197,192	115,974	6,890,229
Health Sciences	1,795,542	4,561,084	5,632,303	(2,717,129)	122,010	2,456,765	—	170,727	10,055,033
High Yield	7,095,919	15,913,667	10,193,687	(2,157,074)	(152,038)	(239,790)	1,041,911	—	23,558,452
International Dynamic Growth	336,623	2,498,878	2,459,593	(1,474,241)	(8,570)	1,051,914	8,711	—	4,527,574
International Growth	217,872	7,963,208	589,311	(2,689,523)	538,691	766,298	66,935	—	7,167,985
International Growth Stock	—	454,488	—	(461,312)	131,529	(124,705)	—	—	—
International Small Cap	—	937,266	—	(967,661)	549,296	(518,901)	—	—	—
104	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Small Company	1,000,651	$8,930,072	$3,694,243	$(2,600,913)	$(223,644)	$586,998	$206,028	$204,627	$10,386,756
Mid Cap Stock	507,070	15,590,124	3,397,504	(8,110,473)	1,565,999	1,830,872	—	1,847,484	14,274,026
Mid Value	910,665	17,380,132	2,471,057	(7,647,830)	(35,530)	1,410,191	277,130	192,378	13,578,020
Real Return Bond	—	2,009,605	—	(1,981,614)	132,229	(160,220)	—	—	—
Science & Technology	1,103,362	4,720,550	1,652,022	(2,234,386)	(325,773)	1,947,137	—	405,459	5,759,550
Short Duration Bond	2,251,894	7,749,623	20,147,278	(5,338,567)	(110,706)	206,421	500,932	—	22,654,049
Short Duration Credit Opportunities	1,357,173	19,553,815	1,727,041	(8,207,459)	(259,789)	160,965	564,802	—	12,974,573
Small Cap Growth	291,556	7,478,221	2,428,853	(5,330,495)	151,411	1,199,342	—	—	5,927,332
Small Cap Value	352,212	7,681,168	3,404,484	(5,615,339)	255,069	(72,381)	67,611	232,725	5,653,001
Spectrum Income	—	5,763,058	5,334	(5,758,466)	792,753	(802,679)	5,334	—	—
Strategic Equity Allocation	10,923,898	151,524,648	13,796,864	(46,244,463)	5,015,182	10,927,147	3,189,588	1,582,280	135,019,378
Strategic Income Opportunities	4,201,240	55,272,107	7,336,728	(18,360,932)	(190,981)	2,114,710	498,232	—	46,171,632
U.S. High Yield Bond	572,084	5,308,432	2,244,396	(1,154,937)	(76,192)	5,551	314,670	—	6,327,250
Value Equity	—	585,032	—	(597,136)	100,001	(87,897)	—	—	—
					$17,235,464	$23,463,727	$16,578,053	$13,238,786	$683,147,925
Multimanager 2015 Lifetime Portfolio
Absolute Return Currency	135,739	$5,441,348	$127,150	$(4,529,940)	$329,349	$79,067	$95,497	—	$1,446,974
Alternative Risk Premia	311,933	—	3,406,810	(287,897)	(23,252)	(506,617)	1,180	—	2,589,044
Asia Pacific Total Return Bond	—	4,782,290	430,129	(5,238,662)	190,962	(164,719)	177,888	—	—
Blue Chip Growth	51,163	4,992,154	575,193	(3,791,049)	761,759	388,448	—	$69,093	2,926,505
Bond	1,798,384	33,276,371	6,558,118	(10,214,492)	29,118	617,686	1,059,061	205,015	30,266,801
Capital Appreciation	58,850	2,775,467	732,045	(2,737,422)	1,010,598	(421,257)	348	260,968	1,359,431
Capital Appreciation Value	1,304,917	14,608,354	4,064,602	(3,851,640)	155,917	577,375	228,457	1,225,932	15,554,608
Core Bond	1,912,146	30,376,659	5,753,537	(10,217,991)	118,665	624,449	658,195	262,846	26,655,319
Disciplined Value	31,646	3,148,157	859,749	(3,618,156)	941,991	(750,407)	44,143	127,857	581,334
Disciplined Value International	309,926	3,625,990	894,288	(1,016,684)	(108,077)	143,836	96,438	—	3,539,353
Diversified Real Assets	1,560,058	5,966,467	12,685,841	(3,205,024)	(503,417)	(1,542,967)	160,311	90,132	13,400,900
Emerging Markets Debt	1,322,238	14,992,204	1,884,697	(4,763,746)	(182,082)	246,743	655,536	—	12,177,816
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	105

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Emerging Markets Equity	210,148	$3,763,895	$510,098	$(2,316,467)	$165,121	$575,652	$86,502	—	$2,698,299
Equity Income	220,709	5,431,999	1,548,161	(3,241,363)	250,174	(395,832)	113,887	$287,010	3,593,139
Financial Industries	—	1,156,846	83,785	(1,306,596)	167,819	(101,854)	17,285	66,501	—
Floating Rate Income	852,810	8,712,495	1,448,342	(3,163,036)	(66,573)	(202,555)	363,676	—	6,728,673
Fundamental Global Franchise	427,530	5,453,937	1,343,716	(1,684,592)	(37,765)	97,813	42,448	288,532	5,173,109
Fundamental Large Cap Core	62,357	2,381,859	1,380,915	(883,070)	20,371	746,559	18,758	—	3,646,634
Global Equity	414,711	5,431,822	1,108,708	(1,848,522)	103,051	334,917	99,175	24,594	5,129,976
Global Shareholder Yield	294,399	3,138,485	680,613	(670,467)	31,215	(138,704)	88,349	51,752	3,041,142
Health Sciences	—	738,626	74,388	(895,147)	87,650	(5,517)	—	26,537	—
High Yield	2,805,132	6,727,834	3,958,060	(1,248,356)	(42,848)	(81,652)	424,502	—	9,313,038
International Dynamic Growth	93,557	727,310	745,132	(516,571)	(2,318)	304,788	2,555	—	1,258,341
International Growth	75,393	2,324,250	622,847	(882,842)	68,193	347,991	19,431	—	2,480,439
International Growth Stock	—	142,102	—	(144,229)	41,242	(39,115)	—	—	—
International Small Cap	—	271,126	—	(279,953)	69,768	(60,941)	—	—	—
International Small Company	307,079	2,767,411	1,421,367	(1,127,794)	(82,065)	208,566	61,148	60,732	3,187,485
Mid Cap Stock	137,002	4,611,016	1,312,161	(3,003,262)	856,541	80,153	—	525,820	3,856,609
Mid Value	246,983	5,290,543	1,158,324	(3,227,783)	233,510	227,926	80,943	56,189	3,682,520
Real Return Bond	—	880,541	—	(868,153)	58,287	(70,675)	—	—	—
Science & Technology	—	892,133	124,071	(1,070,343)	63,878	(9,739)	—	73,452	—
Short Duration Bond	1,259,002	3,661,196	11,925,466	(2,976,065)	(49,598)	104,565	270,749	—	12,665,564
Short Duration Credit Opportunities	553,092	7,993,827	780,487	(3,450,879)	(106,755)	70,884	227,364	—	5,287,564
Small Cap Growth	87,041	2,021,683	961,039	(1,626,693)	38,489	375,018	—	—	1,769,536
Small Cap Value	106,496	2,063,873	1,273,200	(1,738,236)	95,764	14,664	17,369	59,787	1,709,265
Spectrum Income	—	2,300,022	2,132	(2,298,097)	446,274	(450,331)	2,133	—	—
Strategic Equity Allocation	3,347,942	48,773,515	7,152,657	(19,804,510)	2,008,311	3,250,589	980,104	486,207	41,380,562
Strategic Income Opportunities	1,675,962	22,593,840	3,358,443	(8,339,057)	158,946	646,646	201,386	—	18,418,818
106	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
U.S. High Yield Bond	227,518	$2,246,687	$860,005	$(565,846)	$(19,443)	$(5,049)	$128,441	—	$2,516,354
Value Equity	—	165,854	—	(169,267)	29,391	(25,978)	—	—	—
					$7,308,161	$5,090,426	$6,423,259	$4,248,956	$248,035,152
Multimanager 2010 Lifetime Portfolio
Absolute Return Currency	164,100	$3,933,171	$150,924	$(2,658,275)	$106,965	$216,521	$67,603	—	$1,749,306
Alternative Risk Premia	225,268	—	2,380,218	(123,653)	(14,833)	(372,006)	834	—	1,869,726
Asia Pacific Total Return Bond	—	3,262,195	290,892	(3,570,915)	123,918	(106,090)	121,003	—	—
Blue Chip Growth	22,722	2,400,038	872,962	(2,510,333)	860,408	(323,363)	—	$33,885	1,299,712
Bond	1,247,311	24,045,679	4,415,880	(7,905,937)	39,783	396,845	751,909	146,832	20,992,250
Capital Appreciation	—	1,285,128	217,157	(1,583,636)	698,455	(617,104)	164	123,244	—
Capital Appreciation Value	829,835	8,507,665	3,260,169	(2,387,218)	109,882	401,141	135,333	726,216	9,891,639
Core Bond	1,392,703	22,304,841	3,595,725	(7,041,014)	78,998	475,729	485,899	192,184	19,414,279
Disciplined Value	—	2,134,725	271,761	(2,498,328)	519,270	(427,428)	30,158	87,351	—
Disciplined Value International	192,790	1,181,693	1,744,922	(668,295)	(104,841)	48,183	32,786	—	2,201,662
Diversified Real Assets	999,127	3,432,188	8,864,317	(2,392,554)	(570,915)	(750,535)	92,734	52,138	8,582,501
Emerging Markets Debt	899,221	9,877,256	1,617,542	(3,218,361)	(198,331)	203,715	434,261	—	8,281,821
Emerging Markets Equity	48,656	1,703,689	308,308	(1,666,242)	159,644	119,338	39,528	—	624,737
Equity Income	78,538	3,738,795	1,303,071	(3,895,740)	494,416	(361,949)	66,503	199,505	1,278,593
Floating Rate Income	734,716	5,731,522	1,408,285	(1,115,299)	(32,640)	(194,959)	282,624	—	5,796,909
Fundamental Global Franchise	231,339	2,731,443	1,034,065	(1,000,649)	(49,325)	83,665	21,415	145,566	2,799,199
Fundamental Large Cap Core	27,560	1,663,460	481,978	(969,921)	79,083	357,117	13,217	—	1,611,717
Global Equity	284,701	3,438,438	1,171,988	(1,363,329)	3,638	271,018	63,755	15,811	3,521,753
Global Shareholder Yield	235,025	2,325,859	843,586	(646,064)	(11,602)	(83,970)	67,748	38,191	2,427,809
High Yield	1,893,835	4,407,985	2,550,277	(578,912)	(6,829)	(84,989)	283,703	—	6,287,532
International Dynamic Growth	28,455	377,365	225,754	(341,260)	26,457	94,407	1,390	—	382,723
International Growth	57,910	1,204,287	1,196,817	(760,993)	(27,411)	292,548	10,565	—	1,905,248
International Growth Stock	—	73,650	—	(74,753)	21,472	(20,369)	—	—	—
International Small Cap	—	130,717	—	(134,970)	30,941	(26,688)	—	—	—
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	107

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Small Company	171,305	$1,287,031	$1,137,246	$(696,967)	$(82,728)	$133,568	$28,683	$28,487	$1,778,150
Mid Cap Stock	57,130	2,158,464	732,340	(1,667,750)	353,241	31,915	—	248,484	1,608,210
Mid Value	102,249	2,743,592	664,435	(2,130,319)	152,614	94,215	42,580	29,558	1,524,537
Real Return Bond	—	616,380	—	(607,773)	41,948	(50,555)	—	—	—
Short Duration Bond	1,123,539	3,234,540	10,028,733	(2,005,073)	(43,170)	87,769	238,456	—	11,302,799
Short Duration Credit Opportunities	398,215	5,352,312	597,375	(2,115,142)	(76,469)	48,857	156,357	—	3,806,933
Small Cap Growth	43,312	649,735	610,418	(569,014)	20,931	168,464	—	—	880,534
Small Cap Value	54,210	904,068	790,145	(904,541)	42,403	37,989	7,754	26,690	870,064
Spectrum Income	—	1,495,051	1,381	(1,493,807)	288,712	(291,337)	1,381	—	—
Strategic Equity Allocation	1,824,441	26,425,595	5,071,116	(11,766,602)	949,315	1,870,662	539,743	267,753	22,550,086
Strategic Income Opportunities	1,157,090	15,207,552	1,706,805	(4,715,793)	94,439	423,419	135,641	—	12,716,422
U.S. High Yield Bond	155,051	1,469,995	641,194	(379,248)	(12,327)	(4,751)	85,102	—	1,714,863
Value Equity	—	74,170	—	(75,685)	15,645	(14,130)	—	—	—
					$4,081,157	$2,126,862	$4,238,829	$2,361,895	$159,671,714
Note 8—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect portfolio performance.
108	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Multimanager 2060 Lifetime Portfolio, John Hancock Multimanager 2055 Lifetime Portfolio, John Hancock Multimanager 2050 Lifetime Portfolio, John Hancock Multimanager 2045 Lifetime Portfolio, John Hancock Multimanager 2040 Lifetime Portfolio, John Hancock Multimanager 2035 Lifetime Portfolio, John Hancock Multimanager 2030 Lifetime Portfolio, John Hancock Multimanager 2025 Lifetime Portfolio, John Hancock Multimanager 2020 Lifetime Portfolio, John Hancock Multimanager 2015 Lifetime Portfolio and John Hancock Multimanager 2010 Lifetime Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios’ investments, of John Hancock Multimanager 2060 Lifetime Portfolio, John Hancock Multimanager 2055 Lifetime Portfolio, John Hancock Multimanager 2050 Lifetime Portfolio, John Hancock Multimanager 2045 Lifetime Portfolio, John Hancock Multimanager 2040 Lifetime Portfolio, John Hancock Multimanager 2035 Lifetime Portfolio, John Hancock Multimanager 2030 Lifetime Portfolio, John Hancock Multimanager 2025 Lifetime Portfolio, John Hancock Multimanager 2020 Lifetime Portfolio, John Hancock Multimanager 2015 Lifetime Portfolio and John Hancock Multimanager 2010 Lifetime Portfolio (eleven of the funds constituting John Hancock Funds II, hereafter collectively referred to as the "Funds") as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 7, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	109

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended August 31, 2020.
Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each portfolio reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The portfolios below have the following amounts as foreign tax credits, which represent taxes paid on the income derived from foreign sources:
Portfolio	Foreign sourced income	Foreign tax credit
Multimanager 2050 Lifetime Portfolio	$1,433,539	$124,232
Multimanager 2045 Lifetime Portfolio	2,552,601	221,161
Multimanager 2040 Lifetime Portfolio	2,721,286	236,516
Multimanager 2035 Lifetime Portfolio	3,022,298	267,666
Multimanager 2030 Lifetime Portfolio	3,144,420	286,105
Multimanager 2025 Lifetime Portfolio	2,560,948	241,466
Multimanager 2020 Lifetime Portfolio	1,612,213	158,582
The portfolios below paid the following amounts in capital gain dividends:
Portfolio	Long term capital gains
Multimanager 2060 Lifetime Portfolio	$4,404,857
Multimanager 2055 Lifetime Portfolio	14,490,430
Multimanager 2050 Lifetime Portfolio	30,470,207
Multimanager 2045 Lifetime Portfolio	70,136,600
Multimanager 2040 Lifetime Portfolio	73,547,800
Multimanager 2035 Lifetime Portfolio	88,174,797
Multimanager 2030 Lifetime Portfolio	92,367,572
Multimanager 2025 Lifetime Portfolio	81,283,368
Multimanager 2020 Lifetime Portfolio	48,914,594
Multimanager 2015 Lifetime Portfolio	16,311,105
Multimanager 2010 Lifetime Portfolio	7,561,931
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.
110	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) and the Subadvisory Agreement (the Subadvisory Agreement) with respect to each of the portfolios of the Trust included in this report (the Funds or the Funds of Funds). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Investment Management LLC (the Advisor, formerly known as John Hancock Advisers, LLC) and the Subadvisory Agreement between the Advisor and the investment subadvisor (the Subadvisor") with respect to each of the Funds identified in Appendix A.

In considering the Advisory Agreement and the Subadvisory Agreement with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar funds prepared by an independent third-party provider of fund data; performance information for the Funds' benchmark indices; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the Funds, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the Funds. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services, to be provided to the Funds by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds. In addition, although the Board approved the renewal of the Agreements for all the Funds at the June meeting, the Board considered each Fund separately.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer ("CCO") regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the

____________________
1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the "Order") pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board's May and June meetings were held telephonically in reliance on the Order.

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management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the Funds, and bringing loss recovery actions on behalf of the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the Funds; and
(g)	the Advisor's reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance. In considering each Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds' performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the Funds' performance;
(b)	considered the comparative performance of each Fund's respective benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of each Fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally and with respect to particular Funds.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board reviewed Fund performance against each Fund's respective benchmark and concluded that the performance of certain Funds have generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile with certain exceptions noted in Appendix A. In such cases, the Board concluded that the Fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and Expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, each Fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund's ranking within broader groups of funds. In comparing each Fund's contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted management's discussion of the Funds' expenses, as well as any actions taken over the past several years to reduce the Funds' operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and a Subadvisor's services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.

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In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund, each of which is a fund of funds, and concluded that the advisory fee paid to the Advisor with respect to each Fund is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds of the Fund and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund and those of its underlying funds.

Profitability/Indirect Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole and with respect to each Fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the funds, and that the Trust's distributor also receives Rule 12b-1 payments to support distribution of the Funds;
(h)	noted that the funds' Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j)	noted that the subadvisory fees for the Funds are paid by the Advisor;
(k)	with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest;
(l)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(m)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliate (the Subadvisor), from their relationship with each Fund was reasonable and not excessive.

Economies of Scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:

(a)	considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. The funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust and John Hancock Collateral Trust. The Funds of Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement;
(b)	reviewed the Trust's advisory fee structure and concluded that (i) the Funds' fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management's discussion of the Funds' advisory fee structure; and
(c)	considered the effect of the Funds' growth in size on their performance and fees. The Board also noted that if the Funds' assets increase over time, the Funds may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to each Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

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(2)	the historical and current performance of each Fund and comparative performance information relating to the Fund's benchmark and comparable funds; and
(3)	the subadvisory fee for each Fund, and comparative fee information, where available, prepared by an independent third party provider of fund data.

Nature, Extent and Quality of Services. With respect to the services provided by the Subadvisor with respect to each Fund, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to a Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor Compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory Fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered, if available, each Fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds to fees charged by each Fund's Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor Performance. As noted above, the Board considered each Fund's performance as compared to the Fund's respective peer group median and the benchmark index and noted that the Board reviews information about the Fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement with respect to each Fund was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of each Fund has generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile, with certain exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that the Fund's performance is being monitored and reasonably addressed, where appropriate);;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor and not the Funds and the advisory fee for each of the funds contains breakpoints that permit shareholders to benefit from economies of scale.

In addition, in the case of each Fund, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for the fund and concluded that the subadvisory fee to be paid to the Subadvisor with respect to each Fund is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreement for the underlying funds of the Fund and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Fund and those of its underlying funds.

Additional information relating to each Fund's fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreement for a particular Fund is set forth in Appendix A.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement with respect to each Fund for an additional one-year period.

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APPENDIX A

Portfolio (subadvisor)	Performance of fund, as of 12.31.2019	Fees and expenses	Comments
Multimanager 2010 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three-, five- and ten-year periods. Lipper Category - The fund outperformed the median for the one-, three-, five-, and ten-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group median for the one-, three-, five-, and ten-year periods.
Multimanager 2015 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three-, five-, and ten-year periods. Lipper Category - The fund outperformed the median for the one-, three-, five-, and ten-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group median for the one-, three-, five-, and ten-year periods.
Multimanager 2020 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three-, five-, and ten-year periods. Lipper Category - The fund outperformed the median for the one-, three-, five- and ten-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group median for the one-, three-, five-, and ten-year periods.
Multimanager 2025 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three-, five- and ten-year periods. Lipper Category - The fund outperformed the median for the one-, three-, five-, and ten-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group median for the one-, three-, five-, and ten-year periods.
Multimanager 2030 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three-, five- and ten-year periods. Lipper Category - The fund outperformed the median for the one-, three-, five-, and ten-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group median for the one-, three-, five-, and ten-year periods.
Multimanager 2035 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three-, five- and ten-year periods. Lipper Category - The fund outperformed the median for the one- three-, five-, and ten-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group median for the one-, three-, five-, and ten-year periods.
Multimanager 2040 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three-, five- and ten-year periods. Lipper Category - The fund outperformed the median for the one-, three-, five-, and ten-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group median for the one-, three-, five-, and ten-year periods.

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Multimanager 2045 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three-, five- and ten-year periods. Lipper Category - The fund outperformed the median for the one-, three-, five-, and ten-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group median for the one-, three-, five-, and ten-year periods.
Multimanager 2050 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three-, five- and ten-year periods. Lipper Category - The fund outperformed the median for the one-, three-, five-, and ten-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group median for the one-, three-, five-, and ten-year periods.
Multimanager 2055 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index - The fund underperformed for the one-, three-, five-, and ten-year periods. Lipper Category - The fund outperformed the median for the one-, three-, five-, and ten-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group median for the one-, three-, five-, and ten-year periods.
Multimanager 2060 Lifetime Portfolio (Manulife Investment Management (US))

Benchmark Index - The fund underperformed for the one- and three-year periods and for the period since inception on March 31, 2016.

Lipper Category - The fund underperformed the median for the one- and three-year periods and outperformed for the period since its inception on March 31, 2016.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group median for the period since inception.

The Board took into account management's discussion of the factors that contributed to the fund's performance for the benchmark index for the one- and three-year periods and for the period since inception, and for the peer group median for the one- and three-year periods, including the impact of past and current market conditions on the fund's strategy and management's outlook for the fund.

The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including Multimanager 2010 Lifetime Portfolio, Multimanager 2015 Lifetime Portfolio, Multimanager 2020 Lifetime Portfolio, Multimanager 2025 Lifetime Portfolio, Multimanager 2030 Lifetime Portfolio, Multimanager 2035 Lifetime Portfolio, Multimanager 2040 Lifetime Portfolio, Multimanager 2045 Lifetime Portfolio, Multimanager 2050 Lifetime Portfolio, Multimanager 2055 Lifetime Portfolio, and Multimanager 2060 Lifetime Portfolio subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds' subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at a meeting held on March 15-17, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•	Operation of the Fund's Redemption-In-Kind Procedures;
•	Highly Liquid Investment Minimum (HLIM) determination;
•	Compliance with the 15% limit on illiquid investments;
•	Reasonably Anticipated Trade Size (RATS) determination;
•	Security-level liquidity classifications; and
•	Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value

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of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the portfolios and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	195
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	195
Trustee Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	195
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	195
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016)); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	195
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	195
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2012	195
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates,[2] Born: 1946	2005	195
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	195
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (2000-2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,[2],* Born: 1960	2020	195
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry's Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

Gregory A. Russo, Born: 1949	2012	195
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	195
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	195
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018-2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019-2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016-2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016-2019); Vice President, State Street Global Advisors (2015-2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
[2]	Member of the Audit Committee.
*	Appointed as Independent Trustee effective as of September 15, 2020.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Frances G. Rathke[1]
Gregory A. Russo

Officers

Andrew G. Arnott
President

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Trevor Swanberg[2]
Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Robert E. Sykes, CFA
Nathan W. Thooft, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020

The portfolios' proxy voting policies and procedures, as well as the portfolio proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the portfolios' holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The portfolios' Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. PO Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       122

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Multimanager Lifetime Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1324516	LCA 8/20 10/20

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the fiscal year August 31, 2020 the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)	Not applicable

(c)	Not applicable

(d)	Not applicable

(e)	Not applicable

(f)(1) A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(f)(2) Not applicable.

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that at least one member of its audit committee is an “audit committee financial expert”. Peter S. Burgess is an audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES:
	2020:	$786,612
	2019:	$806,680

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)	AUDIT RELATED FEES:
	2020:	$195,296
	2019:	$213,707

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by the principal accountant for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and service provider internal controls reviews. Additionally, amounts billed to control affiliates for service provider internal controls reviews were $216,467 and $113,000 for the fiscal years ended August 31, 2020 and 2019, respectively.

(c)	TAX FEES:
	2020:	$0
	2019:	$0

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax fees for the years ended August 31, 2020 and 2019 were $0 as tax services for the reporting period were provided by a service provider other than the principal accountant.

(d)	ALL OTHER FEES:
	2020:	$2,846
	2019:	$2,688

These fees represent all other fees billed to the Registrant for products and services provided by the principal accountant. Such fees relate primarily to procedures performed in connection with year end reporting for retail shareholders. These fees were billed to the Registrant and were approved by the Registrant’s audit committee.

(e)

(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $1,272,340 and $912,042 for the fiscal years ended August 31, 2020 and August 31, 2019, respectively.

(h)

The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were non pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Peter S. Burgess – Chairman Charles L. Bardelis James M. Oates

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

(a)

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds -Nominating and Governance Committee Charter"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott
Andrew Arnott
President
Date: October 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott
Andrew Arnott
President
Date: October 8, 2020

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: October 8, 2020